UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders

Delaware VIP® Trust

Delaware VIP Diversified Income Series

December 31, 2017

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless other wise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Portfolio management review	January 9, 2018

For the fiscal year ended Dec. 31, 2017, Delaware VIP Diversified Income Series (the “Series”) Standard Class shares returned +5.22% and Service Class shares returned +4.89%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Bloomberg Barclays US Aggregate Index, returned

+3.54% for the same period.

As the Series’ fiscal year began, the global economy picked up momentum following a brief episode of economic and financial weakness. Just prior to the start of the period, the surprise election of Donald Trump as US president had a twofold effect on investors. While investors anticipated a more favorable operating environment for business and better returns from stocks, Trump’s early tough talk on trade had a negative effect on emerging market fixed income securities and currencies, creating a buying opportunity.

Fixed income market yield premiums compressed throughout the fiscal year, despite a series of legislative disappointments, as investors found favor with the administration’s effort to reduce the regulatory burden on businesses. In the final month of the period Congress achieved a significant legislative achievement with passage of its tax reform bill.

Economic and financial market environments improved throughout the year. The euro zone entered a slow but steady period of growth while the US economy strengthened as unemployment continued to decline. China’s rate of growth stabilized, and other emerging market countries, which had suffered from a downturn in commodity prices, rallied back strongly. Early in 2017, for example, Brazil rebounded from a two-year recession.

The tightening of yield spreads boosted prices in most non-Treasury fixed income sectors. High yield spreads compressed significantly during the fiscal year, and investment grade corporate bonds, emerging market bonds, agency mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) benefited to varying degrees. High yield bonds also gained from a clearing-out process prompted by a modest spike in credit defaults before the fiscal period.

In emerging market bonds, US dollar-denominated government bonds performed well early in the fiscal year, with yields decreasing as a result of improving economic fundamentals and a healthier market environment. The Series’ local-currency emerging market investments in Latin America, Asia, and Eastern Europe performed well. The Series invested in Argentina for the first time in years, encouraged by its new president’s attractive economic policies. Uruguayan and Turkish government issues also contributed among emerging market bonds.

Domestically, with the Series’ bank and finance investments, we went lower in capital structure to find additional yield and greater potential return. The banking sector recovered strongly from the global financial crisis, thanks in part to regulators’ forcing banks to add capital and bolster their balance sheets. The result during the Series’ fiscal year was a sound return on investments lower in capital structure.

Among agency collateralized mortgage obligations (CMOs), we combined short-term interest-only investments on the short end of the barbell with long average life sequential-pay investments on the long end. With the yield curve flattening and short-term rates rising as a result of the Federal Reserve’s rate hikes, this barbell approach outperformed a typical plain-vanilla agency MBS investment. (A barbell strategy involves purchasing both short- and long-term bonds in an attempt to seek better risk-adjusted returns.)

On the negative side, the Series’ US Treasury investments detracted from absolute returns, although its underweight exposure in Treasurys aided relative performance. Cross-country hedging was a more significant relative detractor from Series returns. We had anticipated that European rates would rise as a result of the region’s economic upswing. Accordingly, we used an interest rate swap in which the Series paid 30-year bond rates and received the London interbank offered rate (LIBOR). However, while the swap spreads widened, the yield curve flattened, hurting that trade.

Overall, as of fiscal year end, we believed a number of sectors were fully priced and could be subject to corrections in the event of disappointing performance. The yield curve has flattened in response to the Fed’s slow and steady interest rate increases. With a rise in inflation, the curve could steepen again and compress fixed income prices across multiple sectors. Accordingly, as central bank stimulus is gradually withdrawn, we anticipate a shift toward capital preservation.

The Series used interest rate swaps – specifically interest rate futures – to adjust yield curve and duration levels. We used currency forwards to hedge currency exposure, primarily to help reduce it, but also to raise it at times. The use of both of these derivatives, though intended to hedge risks, detracted from overall returns.

We also bought options on spot currency to help hedge long positions, used credit default swaps to lower credit exposure at times, and bought E-mini S&P 500 futures (these are one-fifth the size of the standard S&P 500 futures contracts) to hedge volatility and credit exposure. None of these derivative products or strategies had a material effect on the Series’ returns.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Diversified Income Series
Average annual total returns
For periods ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 16, 2003)	+5.22%	+2.52%	+2.30%	+5.28%	+5.56%

Service Class shares (commenced operations on May 16, 2003)	+4.89%	+2.24%	+2.04%	+5.01%	+5.29%

Bloomberg Barclays US Aggregate Index	+3.54%	+2.24%	+2.10%	+4.10%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.92%, while total operating expenses for Standard Class and Service Class shares were 0.67% and 0.97%, respectively. The management fee for Standard Class and Service Class shares was 0.58%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

Diversified Income Series-2

Delaware VIP® Diversified Income Series

Performance summary (continued)

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

The Series’ investment manager, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, receives “Credit Quality” ratings for the underlying securities held by the Fund from three “nationally recognized statistical rating organizations” (NRSROs) — Standard & Poor’s (S&P), Moody’s Investors Service, and Fitch, Inc. The credit quality breakdown is calculated by DMC based on the NRSRO ratings. If two or more NRSROs have assigned a rating to a security the higher rating (lower value) is used. If only one NRSRO rates a security, that rating is used. For securities rated by an NRSRO other than S&P, that rating is converted to the equivalent S&P credit rating. Securities that are unrated by any of the three NRSROs are included in the “not rated” category when applicable. Unrated securities do not necessarily indicate low quality. More information about securities ratings is contained in the Series’ Statement of Additional Information.

Bond ratings are determined by a nationally recognized statistical rating organization (NRSRO).

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
–– Delaware VIP Diversified Income Series (Standard Class)	$10,000	$16,734
–– Bloomberg Barclays US Aggregate Index	$10,000	$14,811

The graph shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from Dec. 31, 2007, through Dec. 31, 2017.

The graph also shows $10,000 invested in the Bloomberg Barclays US Aggregate Index for the period from Dec. 31, 2007 through Dec. 31, 2017. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Diversified Income Series-3

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Disclosure of Series expenses

For the six-month period from July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July, 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,017.40	0.65%	$3.31
Service Class	1,000.00	1,015.50	0.90%	4.57
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.93	0.65%	$3.31
Service Class	1,000.00	1,020.67	0.90%	4.58

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Diversified Income Series-4

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Security type / sector allocation

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	7.87%
Agency Commercial Mortgage-Backed Securities	1.02%
Agency Mortgage-Backed Securities	7.34%
Collateralized Debt Obligations	2.48%
Convertible Bonds	2.66%
Corporate Bonds	47.99%
Automotive	0.13%
Banking	11.23%
Basic Industry	4.29%
Brokerage	0.59%
Capital Goods	2.37%
Communications	4.32%
Consumer Cyclical	2.10%
Consumer Non-Cyclical	3.64%
Electric	4.13%
Energy	5.09%
Finance Companies	1.22%
Financials	0.07%
Healthcare	0.72%
Insurance	1.64%
Media	1.41%
Real Estate Investment Trusts	1.20%
Services	0.64%
Technology	1.45%
Transportation	1.20%
Utilities	0.55%
Loan Agreements	5.51%
Municipal Bonds	0.52%
Non-Agency Asset-Backed Securities	1.89%
Non-Agency Collateralized Mortgage Obligations	1.35%
Non-Agency Commercial Mortgage-Backed Securities	7.09%
Regional Bonds	0.62%
Sovereign Bonds	5.28%
Supranational Banks	0.70%

Security type / sector	Percentage of net assets
US Treasury Obligations	3.37%
Common Stock	0.00%
Convertible Preferred Stock	0.59%
Preferred Stock	0.33%
Option Purchased	0.01%
Short-Term Investments	4.42%
Total Value of Securities	101.05%
Liabilities Net of Receivables and Other Assets	(1.05%)
Total Net Assets	100.00%

Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Schedule of investments

December 31, 2017

	Principal	Value
	amount°	(US $)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.747% 9/26/33 f	197,536	$215,993
Fannie Mae REMIC Trust
Series 2002-W11 AV1 1.892% (LIBOR01M + 0.34%) 11/25/32 •	820	802

Total Agency Asset-Backed Securities (cost $197,492)		216,795

Agency Collateralized Mortgage Obligations – 7.87%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 4.402% (LIBOR01M + 2.85%) 11/25/29 •	5,050,000	5,249,769
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	367	404
Series 2002-T4 A3 7.50% 12/25/41	7,234	8,106
Series 2004-T1 1A2 6.50% 1/25/44	6,178	6,987
Fannie Mae Interest Strip
Series 419 C3 3.00% 11/25/43 ∑	1,019,103	200,578
Fannie Mae REMIC Trust
Series 2002-W6 2A1 7.00% 6/25/42 •	15,327	17,467
Series 2004-W11 1A2 6.50% 5/25/44	26,282	29,835
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	21,433	24,039
Series 2001-50 BA 7.00% 10/25/41	33,908	38,316
Series 2002-90 A1 6.50% 6/25/42	6,142	7,021
Series 2002-90 A2 6.50% 11/25/42	17,448	19,730
Series 2003-38 MP 5.50% 5/25/23	224,107	236,061
Series 2005-70 PA 5.50% 8/25/35	128,039	142,412
Series 2005-110 MB 5.50% 9/25/35	36,636	37,966
Series 2008-15 SB 5.048% (6.60% minus LIBOR01M, Cap 6.60%, Floor 0.00%) 8/25/36 ∑•	278,890	50,520
Series 2009-11 MP 7.00% 3/25/49	17,330	20,558
Series 2009-94 AC 5.00% 11/25/39	558,951	601,850
Series 2010-41 PN 4.50% 4/25/40	1,675,000	1,771,172
Series 2010-43 HJ 5.50% 5/25/40	202,975	223,431
Series 2010-96 DC 4.00% 9/25/25	1,322,133	1,403,204
Series 2010-116 Z 4.00% 10/25/40	36,220	38,129
Series 2010-129 SM 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/25/40 ∑•.	2,109,863	304,916
Series 2011-101 EI 3.50% 10/25/26 ∑	2,341,762	224,050
Series 2012-98 KI 3.50% 7/25/27 ∑	6,829,455	668,815
Series 2012-98 MI 3.00% 8/25/31 ∑	2,851,612	320,584
Series 2012-99 AI 3.50% 5/25/39 ∑	1,155,811	117,845
Series 2012-115 MI 3.50% 3/25/42 ∑	639,743	78,230
Series 2012-120 WI 3.00% 11/25/27 ∑.	2,712,624	263,919

	Principal	Value
	amount°	(US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs
Series 2012-122 SD 4.548% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 11/25/42 ∑•	3,210,549	$612,806
Series 2012-125 MI 3.50% 11/25/42 ∑	56,781	11,951
Series 2012-132 AI 3.00% 12/25/27 ∑	3,801,920	359,487
Series 2012-137 AI 3.00% 12/25/27 ∑	1,311,119	121,089
Series 2012-139 NS 5.148% (6.70% minus LIBOR01M, Cap 6.70%, Floor 0.00%) 12/25/42 ∑•	4,555,134	1,049,223
Series 2012-147 EI 3.00% 1/25/28 ∑	10,096,953	905,850
Series 2013-2 CS 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 2/25/43 ∑•	3,375,102	640,451
Series 2013-6 ZJ 3.00% 2/25/43	57,470	54,287
Series 2013-7 EI 3.00% 10/25/40 ∑	1,690,050	226,723
Series 2013-20 IH 3.00% 3/25/33 ∑	93,429	13,386
Series 2013-23 IL 3.00% 3/25/33 ∑	77,811	10,875
Series 2013-26 ID 3.00% 4/25/33 ∑	2,091,878	299,718
Series 2013-28 YB 3.00% 4/25/43	52,000	50,828
Series 2013-31 MI 3.00% 4/25/33 ∑	694,201	99,921
Series 2013-31 NT 3.00% 4/25/43	48,058	48,273
Series 2013-38 AI 3.00% 4/25/33 ∑	2,010,454	286,088
Series 2013-41 HI 3.00% 2/25/33 ∑	3,538,316	398,065
Series 2013-43 IX 4.00% 5/25/43 ∑	8,993,186	2,135,377
Series 2013-44 DI 3.00% 5/25/33 ∑	6,174,369	888,267
Series 2013-44 Z 3.00% 5/25/43	69,438	65,049
Series 2013-45 PI 3.00% 5/25/33 ∑	354,315	50,570
Series 2013-55 AI 3.00% 6/25/33 ∑	3,642,643	528,369
Series 2013-59 PY 2.50% 6/25/43	290,000	268,168
Series 2013-62 PY 2.50% 6/25/43	23,000	21,088
Series 2013-69 IJ 3.00% 7/25/33 ∑	806,802	113,160
Series 2013-92 SA 4.398% (5.95% minus LIBOR01M, Cap 5.95%, Floor 0.00%) 9/25/43 ∑•	5,253,063	1,032,910
Series 2013-101 HS 4.948% (6.50% minus LIBOR01M, Cap 6.50%, Floor 0.00%) 10/25/43 ∑•	1,641,394	391,282
Series 2013-103 SK 4.368% (5.92% minus LIBOR01M, Cap 5.92%, Floor 0.00%) 10/25/43 ∑•	4,344,975	954,876
Series 2014-36 ZE 3.00% 6/25/44	1,771,326	1,658,984
Series 2014-68 BS 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 11/25/44 ∑•.	3,001,320	565,718
Series 2014-72 KZ 3.00% 11/25/44	20,891	19,902
Series 2014-77 AI 3.00% 10/25/40 ∑	58,615	6,829
Series 2014-90 SA 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 1/25/45 ∑•	16,691,704	3,132,008

Diversified Income Series-6

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs
Series 2015-27 SA 4.898% (6.45% minus LIBOR01M, Cap 6.45%, Floor 0.00%) 5/25/45 ∑•	1,125,225	$238,052
Series 2015-40 GZ 3.50% 5/25/45	1,075,880	1,057,100
Series 2015-43 PZ 3.50% 6/25/45	1,072,597	1,099,185
Series 2015-44 AI 3.50% 1/25/34 ∑	68,761	10,219
Series 2015-44 Z 3.00% 9/25/43	3,576,901	3,475,404
Series 2015-45 AI 3.00% 1/25/33 ∑	73,665	7,988
Series 2015-56 MI 3.50% 10/25/41 ∑	1,228,264	190,040
Series 2015-89 AZ 3.50% 12/25/45	345,244	338,791
Series 2015-90 AZ 3.00% 6/25/41	34,061	32,617
Series 2015-95 SH 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/25/46 ∑•	2,800,038	613,051
Series 2016-6 AI 3.50% 4/25/34 ∑	2,736,578	343,491
Series 2016-23 AI 3.50% 2/25/41 ∑	1,134,881	166,267
Series 2016-30 CI 3.00% 5/25/36 ∑	2,040,597	288,788
Series 2016-33 DI 3.50% 6/25/36 ∑	5,168,228	764,382
Series 2016-36 SB 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 3/25/43 ∑•	1,748,798	273,487
Series 2016-40 IO 3.50% 7/25/36 ∑	728,073	113,095
Series 2016-40 ZC 3.00% 7/25/46	851,419	796,921
Series 2016-50 IB 3.00% 2/25/46 ∑	302,970	45,312
Series 2016-51 LI 3.00% 8/25/46 ∑	6,744,184	1,017,278
Series 2016-55 SK 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 8/25/46 ∑•	2,324,992	497,230
Series 2016-60 LI 3.00% 9/25/46 ∑	3,077,798	468,726
Series 2016-62 IC 3.00% 3/25/43 ∑	9,200,657	1,017,691
Series 2016-62 SA 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 9/25/46 ∑•	4,636,006	1,038,288
Series 2016-64 CI 3.50% 7/25/43 ∑	2,648,818	341,489
Series 2016-74 GS 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 10/25/46 ∑•	3,456,449	823,134
Series 2016-79 JS 4.498% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 11/25/46 ∑•	2,702,717	565,311
Series 2016-85 SA 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/25/46 ∑•	5,299,163	1,196,580
Series 2016-95 IO 3.00% 12/25/46 ∑	92,798	16,168
Series 2016-99 DI 3.50% 1/25/46 ∑	1,447,694	238,492
Series 2016-105 SA 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/25/47 ∑•	3,415,040	741,610
Series 2017-1 EI 3.50% 9/25/35 ∑	1,155,087	181,332

	Principal	Value
	amount°	(US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs
Series 2017-4 AI 3.50% 5/25/41 ∑	2,791,812	$353,593
Series 2017-4 BI 3.50% 5/25/41 ∑	1,604,040	239,890
Series 2017-6 NI 3.50% 3/25/46 ∑	315,129	51,282
Series 2017-8 BZ 3.00% 2/25/47	2,569,616	2,381,271
Series 2017-8 SG 4.448% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 2/25/47 ∑•	4,445,152	941,632
Series 2017-11 EI 3.00% 3/25/42 ∑	4,308,832	604,596
Series 2017-12 JI 3.50% 5/25/40 ∑	1,378,299	197,480
Series 2017-16 SM 4.498% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 3/25/47 ∑•	5,405,510	1,124,616
Series 2017-16 WI 3.00% 1/25/45 ∑	956,929	131,301
Series 2017-16 YT 3.00% 7/25/46	682,000	679,252
Series 2017-21 ZD 3.50% 4/25/47	970,098	965,720
Series 2017-24 AI 3.00% 8/25/46 ∑	1,667,433	257,398
Series 2017-25 BL 3.00% 4/25/47	389,000	370,603
Series 2017-25 GS 5.148% (6.70% minus LIBOR01M, Cap 6.70%, Floor 0.00%) 4/25/47 ∑•	5,174,809	805,830
Series 2017-26 VZ 3.00% 4/25/47	2,237,725	2,111,103
Series 2017-39 CY 3.50% 5/25/47	2,227,000	2,222,724
Series 2017-40 GZ 3.50% 5/25/47	827,047	841,198
Series 2017-45 JZ 3.00% 6/25/47	287,990	257,195
Series 2017-45 ZK 3.50% 6/25/47	617,461	614,662
Series 2017-46 VG 3.50% 4/25/38	494,000	504,487
Series 2017-61 SB 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 8/25/47 ∑•	7,443,439	1,632,726
Series 2017-69 SG 4.598% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 9/25/47 ∑•	3,702,882	779,549
Series 2017-77 HZ 3.50% 10/25/47	1,182,285	1,213,814
Series 2017-94 CZ 3.50% 11/25/47	741,305	737,884
Series 2017-96 EZ 3.50% 12/25/47	1,311,815	1,302,855
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	15,507	16,941
Series 2326 ZQ 6.50% 6/15/31	15,774	17,584
Series 3123 HT 5.00% 3/15/26	26,805	28,366
Series 3290 PE 5.50% 3/15/37	23,428	26,544
Series 3656 PM 5.00% 4/15/40	1,729,523	1,881,733
Series 3662 ZB 5.50% 8/15/36	52,122	57,735
Series 3939 EI 3.00% 3/15/26 ∑	988,679	64,974
Series 4030 IL 3.50% 4/15/27 ∑	37,077	3,653
Series 4050 EI 4.00% 2/15/39 ∑	2,814,490	314,080
Series 4065 DE 3.00% 6/15/32	350,000	353,254
Series 4097 VY 1.50% 8/15/42	50,000	42,302
Series 4101 WI 3.50% 8/15/32 ∑	1,522,132	235,452
Series 4102 KG 2.50% 9/15/42	12,000	10,523
Series 4109 AI 3.00% 7/15/31 ∑	5,443,809	623,110

Diversified Income Series-7

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 4120 IK 3.00% 10/15/32 ∑	4,628,609	$632,877
Series 4122 LI 3.00% 10/15/27 ∑	52,269	5,194
Series 4123 DI 3.00% 10/15/27 ∑	8,355,233	750,470
Series 4135 AI 3.50% 11/15/42 ∑	2,632,888	542,789
Series 4142 HA 2.50% 12/15/32	43,820	43,357
Series 4146 IA 3.50% 12/15/32 ∑	2,366,673	373,235
Series 4150 PQ 2.50% 1/15/43	7,728	7,314
Series 4150 UI 3.50% 8/15/32 ∑	4,496,221	484,824
Series 4153 IB 2.50% 1/15/28 ∑	1,344,248	119,957
Series 4156 AI 3.00% 10/15/31 ∑	1,291,760	146,789
Series 4159 KS 4.673% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 1/15/43 ∑•	2,178,965	473,028
Series 4161 IM 3.50% 2/15/43 ∑	925,252	205,003
Series 4171 MN 3.00% 2/15/43	27,000	26,776
Series 4171 Z 3.00% 2/15/43	19,047	18,009
Series 4180 ZB 3.00% 3/15/43	10,024	9,799
Series 4181 DI 2.50% 3/15/33 ∑	1,451,397	181,531
Series 4184 GS 4.643% (6.12% minus LIBOR01M, Cap 6.12%, Floor 0.00%) 3/15/43 ∑•	2,425,746	517,575
Series 4185 LI 3.00% 3/15/33 ∑	1,614,616	231,224
Series 4191 CI 3.00% 4/15/33 ∑	640,430	92,056
Series 4210 Z 3.00% 5/15/43	42,690	39,790
Series 4216 KI 3.50% 6/15/28 ∑	3,415,743	350,823
Series 4217 HI 2.50% 6/15/28 ∑	104,788	8,923
Series 4226 GZ 3.00% 7/15/43	108,442	103,233
Series 4251 KI 2.50% 4/15/28 ∑	72,844	4,594
Series 4278 HI 4.00% 12/15/28 ∑	174,702	18,222
Series 4342 CI 3.00% 11/15/33 ∑	857,390	105,798
Series 4391 GZ 2.50% 12/15/40	32,537	31,171
Series 4433 DI 3.00% 8/15/32 ∑	55,354	5,844
Series 4435 DY 3.00% 2/15/35	2,810,000	2,810,326
Series 4448 TS 1.931% 5/15/40 ∑•	9,458,504	566,627
Series 4449 PI 4.00% 11/15/43 ∑	75,893	13,618
Series 4453 DI 3.50% 11/15/33 ∑	1,067,538	139,117
Series 4457 KZ 3.00% 4/15/45	2,184,772	2,082,810
Series 4464 DA 2.50% 1/15/43	1,277,680	1,210,565
Series 4494 SA 4.703% (6.18% minus LIBOR01M, Cap 6.18%, Floor 0.00%) 7/15/45 ∑•	695,279	145,237
Series 4504 IO 3.50% 5/15/42 ∑	1,276,418	141,373
Series 4527 CI 3.50% 2/15/44 ∑	3,486,365	592,231
Series 4543 HI 3.00% 4/15/44 ∑	1,360,069	214,085
Series 4574 AI 3.00% 4/15/31 ∑	2,983,472	369,845
Series 4581 LI 3.00% 5/15/36 ∑	1,206,842	168,832
Series 4592 WT 5.50% 6/15/46	4,247,248	4,695,058
Series 4594 SG 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 6/15/46 ∑•	6,761,425	1,542,582

	Principal	Value
	amount°	(US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 4601 IN 3.50% 7/15/46 ∑	13,287,606	$2,618,379
Series 4609 QZ 3.00% 8/15/46	946,050	883,632
Series 4610 IB 3.00% 6/15/41 ∑	8,248,764	954,242
Series 4614 HB 2.50% 9/15/46	1,330,000	1,227,344
Series 4618 SA 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 9/15/46 ∑•	1,794,854	414,982
Series 4623 LZ 2.50% 10/15/46	1,158,261	1,014,599
Series 4623 MS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 10/15/46 ∑•	1,252,683	297,001
Series 4623 MW 2.50% 10/15/46	1,330,000	1,243,340
Series 4625 BI 3.50% 6/15/46 ∑	4,891,988	1,015,314
Series 4625 PZ 3.00% 6/15/46	677,266	642,490
Series 4631 GS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/15/46 ∑•	5,042,814	1,096,317
Series 4631 LJ 3.00% 3/15/41	412,000	410,268
Series 4636 NZ 3.00% 12/15/46	1,517,803	1,453,721
Series 4644 GI 3.50% 5/15/40 ∑	2,020,654	282,350
Series 4648 MZ 3.00% 6/15/46	292,936	280,716
Series 4648 ND 3.00% 9/15/46	221,000	213,635
Series 4648 SA 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/15/47 ∑•	3,804,117	813,552
Series 4650 JE 3.00% 7/15/46	273,000	263,442
Series 4655 WI 3.50% 8/15/43 ∑	1,558,107	257,073
Series 4656 HI 3.50% 5/15/42 ∑	80,782	10,918
Series 4657 JZ 3.50% 2/15/47	326,368	340,368
Series 4657 NW 3.00% 4/15/45	349,000	347,497
Series 4657 PS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 2/15/47 ∑•	3,916,395	822,095
Series 4660 GI 3.00% 8/15/43 ∑	1,154,368	188,012
Series 4663 AI 3.00% 3/15/42 ∑	2,734,311	350,694
Series 4663 HZ 3.50% 3/15/47	387,012	386,539
Series 4664 ZC 3.00% 9/15/45	281,250	273,300
Series 4665 NI 3.50% 7/15/41 ∑	8,369,950	1,009,545
Series 4673 WI 3.50% 9/15/43 ∑	2,010,778	275,843
Series 4675 KS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 4/15/47 ∑•	3,176,708	692,275
Series 4676 KZ 2.50% 7/15/45	823,599	729,312
Series 4681 WI 1.566% 8/15/33 ∑•	10,510,976	704,102
Series 4690 WI 3.50% 12/15/43 ∑	2,630,446	395,462
Series 4693 EI 3.50% 8/15/42 ∑	1,394,168	187,926
Series 4700 WI 3.50% 1/15/44 ∑	2,320,163	334,062
Series 4703 CI 3.50% 7/15/42 ∑	4,158,580	492,524

Diversified Income Series-8

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Agency Collateralized Mortgage
Obligations (continued)
Freddie Mac Strips
Series 267 S5 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 8/15/42 ∑•	2,942,639	$571,320
Series 299 S1 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/15/43 ∑•	2,266,579	424,180
Series 319 S2 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/15/43 ∑•	1,133,411	240,568
Series 326 S2 4.473% (5.95% minus LIBOR01M, Cap 5.95%, Floor 0.00%) 3/15/44 ∑•	2,441,323	468,912
Series 337 S1 4.573% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 9/15/44 ∑•	2,413,298	477,785
Series 350 S5 1.747% 9/15/40 ∑•	4,878,764	248,850
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 4.402% (LIBOR01M + 2.85%) 4/25/28 •	1,067,605	1,104,905
Series 2015-HQA1 M2 4.202% (LIBOR01M + 2.65%) 3/25/28 •	661,796	674,927
Series 2015-HQA2 M2 4.352% (LIBOR01M + 2.80%) 5/25/28 •	875,386	905,145
Series 2016-DNA1 M2 4.452% (LIBOR01M + 2.90%) 7/25/28 •	755,000	778,033
Series 2016-DNA3 M2 3.552% (LIBOR01M + 2.00%) 12/25/28 •	640,000	651,180
Series 2016-DNA4 M2 2.852% (LIBOR01M + 1.30%) 3/25/29 •	575,000	583,572
Series 2016-HQA2 M2 3.802% (LIBOR01M + 2.25%) 11/25/28 •	740,000	759,098
Series 2017-DNA1 M2 4.802% (LIBOR01M + 3.25%) 7/25/29 •	2,250,000	2,411,201
Series 2017-DNA3 M2 4.052% (LIBOR01M + 2.50%) 3/25/30 •	6,530,000	6,763,104
Series 2017-HQA3 M2 3.902% (LIBOR01M + 2.35%) 4/25/30 •	4,685,000	4,796,339
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 t	10,643	12,361
Series T-58 2A 6.50% 9/25/43 t	4,014	4,581
GNMA
Series 2010-113 KE 4.50% 9/20/40	4,115,000	4,435,526
Series 2012-136 MX 2.00% 11/20/42	520,000	459,033
Series 2012-145 PY 2.00% 12/20/42	20,000	18,028
Series 2013-113 AZ 3.00% 8/20/43	3,470,586	3,373,284
Series 2013-113 LY 3.00% 5/20/43	378,000	378,749
Series 2015-64 GZ 2.00% 5/20/45	1,386,774	1,162,133

	Principal	Value
	amount°	(US $)
Agency Collateralized Mortgage
Obligations (continued)
GNMA
Series 2015-74 CI 3.00% 10/16/39 ∑	2,714,688	$354,484
Series 2015-133 AL 3.00% 5/20/45	3,715,000	3,758,537
Series 2015-142 AI 4.00% 2/20/44 ∑	837,773	106,690
Series 2015-157 HZ 3.00% 10/20/45	58,093	54,600
Series 2016-80 JZ 3.00% 6/20/46	28,241	26,665
Series 2016-89 QS 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 7/20/46 ∑•	2,688,357	626,809
Series 2016-108 SK 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 8/20/46 ∑•	3,957,408	855,232
Series 2016-111 PB 2.50% 8/20/46	1,230,000	1,127,534
Series 2016-115 SA 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 8/20/46 ∑•	7,490,781	1,634,230
Series 2016-116 GI 3.50% 11/20/44 ∑	4,826,144	842,419
Series 2016-118 DI 3.50% 3/20/43 ∑	5,505,054	846,038
Series 2016-118 ES 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46 ∑•	3,024,366	716,757
Series 2016-120 AS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46 ∑•	4,160,382	956,697
Series 2016-120 NS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46 ∑•	5,690,405	1,312,536
Series 2016-121 JS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46 ∑•	4,125,131	959,701
Series 2016-126 NS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46 ∑•	2,966,484	693,224
Series 2016-134 MW 3.00% 10/20/46	213,000	216,879
Series 2016-134 MZ 3.00% 10/20/46	1,511,939	1,488,340
Series 2016-147 ST 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 10/20/46 ∑•	2,793,417	619,625
Series 2016-149 GI 4.00% 11/20/46 ∑	2,638,123	594,371
Series 2016-156 PB 2.00% 11/20/46	794,000	656,461
Series 2016-160 GI 3.50% 11/20/46 ∑	3,346,211	781,906
Series 2016-160 GS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 11/20/46 ∑•	7,638,040	1,737,673
Series 2016-160 VZ 2.50% 11/20/46	428,436	369,237
Series 2016-163 MI 3.50% 11/20/46 ∑	2,652,394	305,298
Series 2016-163 PI 3.50% 5/20/43 ∑	6,918,993	1,128,927
Series 2016-163 XI 3.00% 10/20/46 ∑	3,860,978	523,534
Series 2016-171 IP 3.00% 3/20/46 ∑	3,659,656	572,524
Series 2017-4 BW 3.00% 1/20/47	255,000	253,192

Diversified Income Series-9

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2017-4 WI 4.00% 2/20/44 ∑	1,684,719	$331,025
Series 2017-10 IB 4.00% 1/20/47 ∑	3,314,837	697,786
Series 2017-10 KZ 3.00% 1/20/47	298,075	279,259
Series 2017-18 GM 2.50% 2/20/47	222,000	207,270
Series 2017-18 QI 4.00% 3/16/41 ∑	2,821,309	501,872
Series 2017-18 QS 4.609% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 2/16/47 ∑•	3,382,740	721,970
Series 2017-25 CZ 3.50% 2/20/47	1,107,798	1,127,519
Series 2017-25 WZ 3.00% 2/20/47	909,426	885,730
Series 2017-26 SA 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 2/20/47 ∑•	3,334,085	680,589
Series 2017-34 DY 3.50% 3/20/47	580,000	574,959
Series 2017-56 JZ 3.00% 4/20/47	683,518	655,900
Series 2017-56 QS 4.649% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 4/20/47 ∑•	4,550,075	917,503
Series 2017-68 SB 4.649% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 5/20/47 ∑•	6,901,948	1,253,748
Series 2017-80 AS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 5/20/47 ∑•	5,107,654	1,069,910
Series 2017-91 SM 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 6/20/47 ∑•	3,017,536	657,784
Series 2017-101 AI 4.00% 7/20/47 ∑	2,137,618	409,389
Series 2017-101 KS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 7/20/47 ∑•	3,494,775	734,752
Series 2017-101 SK 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 7/20/47 ∑•	8,840,810	1,831,074
Series 2017-101 TI 4.00% 3/20/44 ∑	3,328,852	521,159
Series 2017-107 T 3.00% 1/20/47	1,508,000	1,510,466
Series 2017-107 QZ 3.00% 8/20/45	543,746	517,273
Series 2017-113 LB 3.00% 7/20/47	1,465,000	1,407,192
Series 2017-114 IK 4.00% 10/20/44 ∑ ..	4,776,461	996,335
Series 2017-117 SD 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 8/20/47 ∑•	2,957,497	643,298
Series 2017-120 QS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 8/20/47 ∑•	3,780,164	859,941
Series 2017-130 YJ 2.50% 8/20/47	665,000	618,112
Series 2017-134 ES 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47 ∑•	2,098,798	428,772

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2017-134 SD 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47 ∑•	2,704,524	$607,780
Series 2017-137 CZ 3.00% 9/20/47	3,201,895	2,996,574
Series 2017-141 JS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47 ∑•	3,245,296	729,288
Series 2017-149 QS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 10/20/47 ∑•	6,859,547	1,394,192
Series 2017-156 LP 2.50% 10/20/47	389,000	346,358

Total Agency Collateralized Mortgage Obligations (cost $200,577,144)		198,207,018

Agency Commercial Mortgage-Backed Securities - 1.02%
Freddie Mac Multifamily Structured Pass Through Certificates
Series KS03 A4 3.161% 5/25/25 t•	2,110,000	2,154,080
FREMF Mortgage Trust
Series 2010-K8 B 144A 5.278% 9/25/43 #•	2,040,000	2,156,984
Series 2011-K12 B 144A 4.344% 1/25/46 #•	1,575,500	1,648,661
Series 2011-K14 B 144A 5.167% 2/25/47 #•	820,000	881,596
Series 2011-K15 B 144A 4.948% 8/25/44 #•	195,000	207,591
Series 2011-K704 B 144A 4.536% 10/25/30 #•	1,435,000	1,449,434
Series 2012-K22 B 144A 3.686% 8/25/45 #•	1,730,000	1,767,560
Series 2012-K708 B 144A 3.75% 2/25/45 #•	1,795,000	1,815,112
Series 2013-K32 B 144A 3.537% 10/25/46 #•	1,250,000	1,280,620
Series 2013-K33 B 144A 3.501% 8/25/46 #•	1,315,000	1,324,904
Series 2013-K712 B 144A 3.362% 5/25/45 #•	990,000	998,672
Series 2013-K713 B 144A 3.165% 4/25/46 #•	605,000	608,209
Series 2013-K713 C 144A 3.165% 4/25/46 #•	2,275,000	2,266,540
Series 2014-K41 B 144A 3.832% 11/25/47 #•	3,255,000	3,326,914
Series 2015-K50 B 144A 3.779% 10/25/48 #•	1,850,000	1,873,630

Diversified Income Series-10

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2017-K71 B 144A 3.753% 11/25/50 #•	1,175,000	$1,158,494
Series 2017-K729 B 144A 3.675% 11/25/49 #•	765,000	756,958

Total Agency Commercial Mortgage-Backed Securities (cost $25,807,423)		25,675,959

Agency Mortgage-Backed Securities - 7.34%
Fannie Mae ARM
2.903% (LIBOR12M + 1.60%) 7/1/45 •	494,673	499,954
2.955% (LIBOR12M + 1.556%) 12/1/45 •	616,134	625,616
3.206% (LIBOR12M + 1.524%) 3/1/44 •	1,202,995	1,228,798
3.45% (LIBOR12M + 1.70%) 8/1/37 •	52,548	52,184
3.58% (LIBOR12M + 1.83%) 8/1/35 •	12,581	13,243
Fannie Mae FHAVA
4.50% 7/1/40	1,066,736	1,138,986
Fannie Mae S.F. 30 yr
4.50% 11/1/39	842,978	914,031
4.50% 6/1/40	947,942	1,024,362
4.50% 8/1/40	261,109	280,987
4.50% 8/1/41	2,451,195	2,659,155
4.50% 10/1/43	5,607,910	6,050,533
4.50% 10/1/44	682,822	735,526
4.50% 3/1/46	3,452,691	3,692,117
4.50% 5/1/46	2,186,360	2,350,653
4.50% 7/1/46	2,590,574	2,773,093
4.50% 8/1/47	11,933,465	12,718,994
5.00% 6/1/44	2,735,377	2,997,907
5.50% 1/1/38	52,191	57,920
5.50% 3/1/38	249,776	275,436
5.50% 12/1/38	570,102	644,114
5.50% 6/1/39	619,072	683,908
5.50% 7/1/40	670,828	744,841
5.50% 6/1/41	1,703,982	1,890,798
5.50% 9/1/41	1,221,418	1,368,294
5.50% 5/1/44	20,474,658	22,729,300
6.00% 9/1/36	290,629	333,210
6.00% 12/1/36	57,808	65,329
6.00% 6/1/37	31,866	36,066
6.00% 7/1/37	22,362	25,049
6.00% 10/1/38	273,433	308,232
6.00% 11/1/38	136,556	154,470
6.00% 10/1/39	2,190,385	2,486,632
6.00% 11/1/40	93,316	105,903

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
6.00% 7/1/41	766,875	$869,998
6.00% 7/1/41	18,164,386	20,521,106
6.50% 2/1/36	88,165	98,572
6.50% 3/1/37	207,871	232,903
6.50% 5/1/40	458,182	511,174
7.50% 3/1/32	167	188
7.50% 4/1/32	643	721
Fannie Mae S.F. 30 yr TBA 4.50% 2/1/48	38,630,000	41,050,169
Freddie Mac ARM
2.559% (LIBOR12M + 1.63%) 10/1/46 •	1,655,641	1,655,007
2.736% (LIBOR12M + 1.622%) 10/1/45 •	535,818	541,800
2.919% (LIBOR12M + 1.63%) 10/1/45 •	1,024,221	1,038,080
2.969% (LIBOR12M + 1.62%) 11/1/45 •	774,610	786,942
Freddie Mac S.F. 30 yr
4.50% 4/1/39	146,438	157,104
4.50% 7/1/42	1,338,458	1,440,369
4.50% 12/1/43	1,326,667	1,423,440
4.50% 8/1/44	1,817,665	1,941,751
4.50% 7/1/45	8,124,031	8,686,138
4.50% 9/1/46	2,055,125	2,184,883
5.00% 6/1/36	1,332,204	1,444,653
5.00% 5/1/41	1,098,555	1,199,563
5.00% 12/1/41	1,024,037	1,120,947
5.00% 4/1/44	1,193,878	1,302,767
5.50% 3/1/34	70,990	78,642
5.50% 12/1/34	64,092	71,191
5.50% 12/1/35	62,873	70,009
5.50% 11/1/36	74,227	82,357
5.50% 12/1/36	16,774	18,570
5.50% 9/1/37	81,287	89,859
5.50% 4/1/38	286,513	316,633
5.50% 6/1/38	45,502	50,232
5.50% 7/1/38	292,637	323,256
5.50% 1/1/39	287,727	318,134
5.50% 6/1/39	361,415	399,491
5.50% 3/1/40	194,715	215,337
5.50% 8/1/40	146,819	162,224
5.50% 1/1/41	199,633	220,752
5.50% 6/1/41	4,706,310	5,200,921
6.00% 2/1/36	321,264	362,776
6.00% 3/1/36	205,972	232,461
6.00% 9/1/37	165,823	185,944
6.00% 1/1/38	76,065	85,248
6.00% 6/1/38	211,128	238,128
6.00% 8/1/38	338,495	383,104

Diversified Income Series-11

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
6.00% 5/1/40	1,080,726	$1,214,679
6.00% 7/1/40	1,031,547	1,163,133
6.50% 8/1/38	30,238	33,493
6.50% 4/1/39	334,906	374,195
GNMA I S.F. 30 yr
5.00% 10/15/39	2,077,465	2,266,843
5.50% 2/15/41	597,050	657,004
7.00% 12/15/34	102,397	118,716
GNMA II S.F. 30 yr
5.00% 9/20/46	3,315,369	3,572,136
5.50% 5/20/37	430,696	473,934
5.50% 4/20/40	325,831	352,057
6.00% 2/20/39	418,934	462,997
6.00% 10/20/39	1,732,878	1,915,167
6.00% 2/20/40	1,761,672	1,955,089
6.00% 4/20/46	505,609	560,919
6.50% 10/20/39	686,817	762,978

Total Agency Mortgage-Backed Securities (cost $185,827,910)		184,862,525

Collateralized Debt Obligations - 2.48%
AMMC CLO 21
Series 2017-21A A 144A 2.637% (LIBOR03M + 1.25%) 11/2/30 #•	1,250,000	1,256,250
AMMC CLO XIII
Series 2013-13A A1LR 144A 2.625% (LIBOR03M + 1.26%) 7/24/29 #•	2,500,000	2,526,600
Apex Credit CLO
Series 2017-1A A1 144A 2.835% (LIBOR03M + 1.47%) 4/24/29 #•	3,405,000	3,421,017
Benefit Street Partners CLO II
Series 2013-IIA A1R 144A 2.609% (LIBOR03M + 1.25%) 7/15/29 #•	3,000,000	3,019,221
Benefit Street Partners CLO IV
Series 2014-IVA A1R 144A 2.853% (LIBOR03M + 1.49%) 1/20/29 #•	5,900,000	5,989,940
Black Diamond CLO
Series 2015-1A A2R 144A 0.00% (1.05% minus LIBOR03M, Cap 1.05%,
Floor 1.05%) 10/3/29 #•	2,000,000	2,000,000
Series 2017-1A A1A 144A 2.655% (LIBOR03M + 1.29%) 4/24/29 #•	2,000,000	2,013,128
BlueMountain CLO
Series 2015-2A A1 144A 2.784% (LIBOR03M + 1.43%) 7/18/27 #•	1,090,000	1,094,568
Cedar Funding IV CLO
Series 2014-4A AR 144A 2.593% (LIBOR03M + 1.23%) 7/23/30 #•	3,000,000	3,026,505

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Cedar Funding VI CLO
Series 2016-6A A1 144A 2.833% (LIBOR03M + 1.47%) 10/20/28 #•	2,400,000	$2,431,130
Cedar Funding VIII CLO
Series 2017-8A A1 144A 2.618% (LIBOR03M + 1.25%) 10/17/30 #•	2,420,000	2,432,127
GoldenTree Loan Management US CLO 1
Series 2017-1A A 144A 2.583% (LIBOR03M + 1.22%) 4/20/29 #•	2,630,000	2,649,930
Hull Street CLO
Series 2014-1A AR 144A 2.574% (LIBOR03M + 1.22%) 10/18/26 #•	2,000,000	2,010,810
KKR Financial CLO
Series 2013-1A A1R 144A 2.649% (LIBOR03M + 1.29%) 4/15/29 #•	3,000,000	3,023,436
KVK CLO
Series 2015-1A AR 144A 2.686% (LIBOR03M + 1.25%) 5/20/27 #•	2,000,000	2,010,570
MP CLO IV
Series 2013-2A ARR 144A 2.647% (LIBOR03M + 1.28%) 7/25/29 #•	2,000,000	2,012,226
Northwoods Capital XV
Series 2017-15A A 144A 2.925% (LIBOR03M + 1.30%) 6/20/29 #•	2,500,000	2,516,117
OCP CLO
Series 2017-13A A1A 144A 2.561% (LIBOR03M + 1.26%) 7/15/30 #•	2,500,000	2,514,677
Saranac CLO II
Series 2014-2A A1AR 144A 2.666% (LIBOR03M + 1.23%) 11/20/29 #•	3,000,000	2,998,464
Steele Creek CLO
Series 2017-1A A 144A 2.884% (LIBOR03M + 1.25%) 1/15/30 #•	2,000,000	1,998,950
TIAA CLO II
Series 2017-1A A 144A 2.643% (LIBOR03M + 1.28%) 4/20/29 #•	2,200,000	2,212,595
Venture CDO
Series 2016-25A A1 144A 2.853% (LIBOR03M + 1.49%) 4/20/29 #•	980,000	987,591
Venture XXIV CLO
Series 2016-24A A1D 144A 2.783% (LIBOR03M + 1.42%) 10/20/28 #•	2,390,000	2,399,689
Venture XXVIII CLO
Series 2017-28A A2 144A 2.716% (LIBOR03M + 1.11%) 7/20/30 #•	4,000,000	4,012,648

Diversified Income Series-12

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Collateralized Debt Obligations (continued)
Zais CLO 6
Series 2017-1A A1 144A 2.729% (LIBOR03M + 1.37%) 7/15/29 #•	2,000,000	$2,012,778

Total Collateralized Debt Obligations (cost $62,106,160)		62,570,967

Convertible Bonds – 2.66%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	383,000	529,258
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	540,000	552,150
Ares Capital 144A 3.75% exercise price $19.39, maturity date 2/1/22 #	496,000	511,190
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	1,630,000	1,938,681
Blackhawk Network Holdings 1.50% exercise price $49.83, maturity date 1/15/22	2,331,000	2,379,077
Blackstone Mortgage Trust 4.375% exercise price $35.67, maturity date 5/5/22	853,000	869,527
Blackstone Mortgage Trust 5.25% exercise price $27.67, maturity date 12/1/18	2,269,000	2,668,911
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	1,702,000	1,703,064
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	1,072,000	956,090
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	1,560,000	1,630,200
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	1,292,000	1,357,407
Ciena 3.75% exercise price $20.17, maturity date 10/15/18	632,000	736,280
DISH Network 144A 2.375% exercise price $82.22, maturity date 3/15/24 #	982,000	945,789
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	1,643,000	1,791,897
GAIN Capital Holdings 144A 5.00% exercise price $8.20, maturity date 8/15/22 #	1,620,000	2,211,300
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	1,513,000	1,511,109
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	1,423,000	1,964,629
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	599,000	560,439

	Principal	Value
	amount°	(US $)
Convertible Bonds (continued)
IAC FinanceCo. 144A 0.875% exercise price $152.18, maturity date 10/1/22 #	1,280,000	$1,355,200
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	826,000	818,773
Insulet 1.25% exercise price $58.37, maturity date 9/15/21	1,534,000	2,007,623
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	698,000	708,906
Kaman 144A 3.25% exercise price $65.26, maturity date 5/1/24 #	1,917,000	2,141,049
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	1,111,000	1,237,376
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	1,855,000	2,150,641
Liberty Media 2.25% exercise price $104.55, maturity date 9/30/46	233,000	243,776
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	1,973,000	1,813,927
Microchip Technology 144A 1.625% exercise price $99.28, maturity date 2/15/27 #	1,080,000	1,271,025
Neurocrine Biosciences 144A 2.25% exercise price $75.92, maturity date 5/15/24 #	1,569,000	2,007,339
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	750,000	772,031
Novellus Systems 2.625% exercise price $33.45, maturity date 5/15/41	241,000	1,327,307
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	928,000	1,148,980
ON Semiconductor 1.00% exercise price $18.50, maturity date 12/1/20	678,000	868,687
Pacira Pharmaceuticals 144A 2.375% exercise price $66.89, maturity date 4/1/22 #	2,232,000	2,343,600
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	2,116,000	2,069,713
Priceline Group 0.35% exercise price $1,315.10, maturity date 6/15/20	1,235,000	1,705,844
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	1,757,000	1,848,144
Quotient Technology 144A 1.75% exercise price $17.36, maturity date 12/1/22 #	768,000	751,680
RPM International 2.25% exercise price $52.36, maturity date 12/15/20	590,000	684,031
Sarepta Therapeutics 144A 1.50% exercise price $73.42, maturity date 11/15/24 #	219,000	234,604
SolarCity 1.625% exercise price $759.35, maturity date 11/1/19	1,421,000	1,322,418

Diversified Income Series-13

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal		Value
	amount°		(US $)
Convertible Bonds (continued)
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18		246,000	$457,714
Spirit Realty Capital 3.75% exercise price $12.96, maturity date 5/15/21		1,383,000	1,435,734
Synaptics 144A 0.50% exercise price
$73.02, maturity date 6/15/22 #		1,059,000	979,575
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19		739,000	666,486
Team 144A 5.00% exercise price $21.70, maturity date 8/1/23 #		328,000	333,125
Vector Group 1.75% exercise price
$22.35, maturity date 4/15/20 •		1,209,000	1,398,662
Vector Group 2.50% exercise price
$14.50, maturity date 1/15/19 •		1,417,000	2,250,373
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20		1,753,000	1,803,408
Verint Systems 1.50% exercise price
$64.46, maturity date 6/1/21		2,090,000	2,040,363

Total Convertible Bonds (cost $62,929,240)			67,015,112

Corporate Bonds – 47.99%
Automotive – 0.13%
Allison Transmission 144A 4.75% 10/1/27 #		855,000	862,481
Goodyear Tire & Rubber
4.875% 3/15/27		980,000	1,005,725
5.00% 5/31/26		1,345,000	1,391,873

			3,260,079

Banking – 11.23%
Akbank Turk 144A 7.20% 3/16/27 #µ		1,915,000	2,015,541
Ally Financial 5.75% 11/20/25		1,570,000	1,717,187
ANZ New Zealand International 144A 2.60% 9/23/19 #		500,000	501,851
Banco Bilbao Vizcaya Argentaria 6.125% µy		800,000	827,000
Banco de Credito E Inversiones 144A 3.50% 10/12/27 #		1,255,000	1,225,978
Banco do Brasil 144A 4.625% 1/15/25 #		2,590,000	2,562,365
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #		1,820,000	1,900,763
Banco Santander 3.80% 2/23/28		3,200,000	3,206,152
Bancolombia 4.875% 10/18/27 µ		2,235,000	2,212,650
Banistmo 144A 3.65% 9/19/22 #		1,180,000	1,168,200
Bank Nederlandse Gemeenten 3.50% 7/19/27	AUD	763,000	605,116
Bank of America 3.30% 8/5/21	AUD	660,000	520,050

	Principal		Value
	amount°		(US $)
Corporate Bonds (continued)
Banking (continued)
Bank of America
144A 3.419% 12/20/28 #µ		7,050,000	$7,058,213
4.183% 11/25/27		5,575,000	5,831,006
4.443% 1/20/48 µ		3,075,000	3,470,965
6.50% µy		3,065,000	3,486,437
Bank of Montreal 3.803% 12/15/32 µ		2,215,000	2,192,584
Bank of New York Mellon
2.50% 4/15/21		1,765,000	1,769,620
3.30% 8/23/29		4,450,000	4,440,778
4.625% µy		3,365,000	3,428,094
Barclays 8.25% µy		3,910,000	4,106,966
BB&T 2.85% 10/26/24		2,325,000	2,309,640
BBVA Bancomer
144A 6.50% 3/10/21 #		1,420,000	1,549,575
144A 7.25% 4/22/20 #		765,000	830,025
BGEO Group 144A 6.00% 7/26/23 #		1,625,000	1,697,454
Branch Banking & Trust 2.85% 4/1/21		1,475,000	1,495,779
Citigroup
2.522% (LIBOR03M + 1.10%) 5/17/24 •		410,000	416,618
3.52% 10/27/28 µ		1,635,000	1,645,605
3.75% 10/27/23	AUD	1,493,000	1,185,374
Citizens Bank
2.55% 5/13/21		840,000	837,479
2.65% 5/26/22		1,120,000	1,110,761
Citizens Financial Group
2.375% 7/28/21		345,000	340,738
4.30% 12/3/25		2,050,000	2,153,259
Compass Bank
2.875% 6/29/22		3,505,000	3,471,532
3.875% 4/10/25		2,280,000	2,290,303
Cooperatieve Rabobank
2.50% 9/4/20	NOK	5,290,000	667,361
3.625% 6/8/22	NZD	1,534,000	1,107,163
3.75% 7/21/26		2,520,000	2,556,814
Credit Suisse Group
144A 4.282% 1/9/28 #		6,095,000	6,360,023
144A 6.25% #µy		5,560,000	6,042,108
Credit Suisse Group Funding Guernsey 4.55% 4/17/26		4,885,000	5,238,024
Development Bank of Japan 144A 2.625% 9/1/27 #		2,514,000	2,474,485
Fifth Third Bancorp 2.60% 6/15/22		1,560,000	1,552,342
Fifth Third Bank
2.25% 6/14/21		1,530,000	1,515,969
3.85% 3/15/26		4,240,000	4,380,611
Goldman Sachs Group
3.02% (BBSW3M + 1.30%) 8/21/19 •	AUD	550,000	433,410
3.272% 9/29/25 µ		3,505,000	3,493,221
3.55% 2/12/21	CAD	400,000	327,539
3.691% 6/5/28 µ		8,185,000	8,310,785
5.15% 5/22/45		2,505,000	2,909,174

Diversified Income Series-14

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal		Value
	amount°		(US $)
Corporate Bonds (continued)
Banking (continued)
Goldman Sachs Group 5.20% 12/17/19	NZD	616,000	$456,201
Huntington Bancshares 2.30% 1/14/22		1,595,000	1,570,632
Huntington National Bank 2.50% 8/7/22		1,505,000	1,485,837
ICICI Bank 144A 4.00% 3/18/26 #		2,230,000	2,261,581
JPMorgan Chase & Co.
3.50% 12/18/26	GBP	264,000	399,415
3.964% 11/15/48 µ		4,205,000	4,349,005
4.032% 7/24/48 µ		2,290,000	2,392,152
4.25% 11/2/18	NZD	1,855,000	1,332,990
6.75% µy		3,480,000	3,945,450
KeyBank
2.30% 9/14/22		1,990,000	1,951,868
2.40% 6/9/22		2,950,000	2,911,801
3.40% 5/20/26		3,795,000	3,786,678
6.95% 2/1/28		4,255,000	5,384,714
Landwirtschaftliche Rentenbank 5.375% 4/23/24	NZD	2,823,000	2,231,658
Lloyds Banking Group 2.907% 11/7/23 µ		1,450,000	1,438,989
3.574% 11/7/28 µ		4,440,000	4,405,957
7.50% µy		1,960,000	2,227,050
Manufacturers & Traders Trust 2.50% 5/18/22		5,220,000	5,200,090
Morgan Stanley 3.125% 8/5/21	CAD	972,000	785,998
3.591% 7/22/28 µ		4,600,000	4,646,565
3.95% 4/23/27		1,535,000	1,561,339
4.375% 1/22/47		5,125,000	5,626,934
5.00% 9/30/21	AUD	1,096,000	914,854
5.00% 11/24/25		4,745,000	5,199,452
Nationwide Building Society 144A 4.125% 10/18/32 #µ		4,450,000	4,459,098
Nederlandse Waterschapsbank 144A 1.608% (LIBOR03M + 0.02%) 3/15/19 #•		1,215,000	1,214,913
Northern Trust 3.375% 5/8/32 µ		900,000	897,472
PNC Bank
3.10% 10/25/27		3,805,000	3,798,770
6.875% 4/1/18		5,710,000	5,778,959
PNC Financial Services Group 5.00% µy		2,680,000	2,840,800
Popular 7.00% 7/1/19		1,500,000	1,567,500
Regions Financial 2.75% 8/14/22		1,180,000	1,177,399
Royal Bank of Scotland Group
3.875% 9/12/23		2,040,000	2,076,876
8.625% µy		4,440,000	5,011,650
Santander UK 144A 5.00% 11/7/23 #		4,535,000	4,856,999
Santander UK Group Holdings 3.823% 11/3/28 µ		4,500,000	4,518,272

	Principal		Value
	amount°		(US $)
Corporate Bonds (continued)
Banking (continued)
State Street
3.10% 5/15/23		1,360,000	$1,372,612
3.30% 12/16/24		1,965,000	2,031,032
SunTrust Banks
2.45% 8/1/22		1,830,000	1,806,170
2.70% 1/27/22		2,525,000	2,527,033
3.30% 5/15/26		1,245,000	1,234,945
5.05% µy		955,000	969,325
SVB Financial Group 3.50% 1/29/25		1,350,000	1,355,024
Toronto-Dominion Bank 2.50% 12/14/20		1,660,000	1,665,887
Turkiye Garanti Bankasi
144A 5.25% 9/13/22 #		800,000	817,800
144A 6.25% 4/20/21 #		1,350,000	1,429,819
Turkiye Is Bankasi 144A 7.00% 6/29/28 #µ		1,310,000	1,314,183
UBS Group 6.875% µy		1,490,000	1,652,507
UBS Group Funding Switzerland
144A 2.859% 8/15/23 #µ		1,545,000	1,528,774
144A 3.491% 5/23/23 #		1,890,000	1,921,783
144A 4.125% 9/24/25 #		2,265,000	2,378,793
144A 4.125% 4/15/26 #		2,255,000	2,368,016
144A 4.253% 3/23/28 #		1,955,000	2,063,318
US Bancorp
2.375% 7/22/26		2,295,000	2,162,665
2.625% 1/24/22		1,970,000	1,982,200
3.10% 4/27/26		195,000	193,786
3.15% 4/27/27		6,160,000	6,176,896
3.60% 9/11/24		2,640,000	2,736,648
USB Capital IX 3.50% (LIBOR03M + 1.02%) µy•		7,185,000	6,511,406
Wells Fargo & Co.
3.00% 7/27/21	AUD	1,795,000	1,400,089
3.50% 9/12/29	GBP	654,000	994,398
Wells Fargo Capital X 5.95% 12/15/36		175,000	199,500
Westpac Banking 5.00% µy		755,000	753,610
Woori Bank 144A 4.75% 4/30/24 #		1,550,000	1,627,480
Zions Bancorporation 4.50% 6/13/23		1,895,000	1,984,516

			282,776,820

Basic Industry – 4.29%
AK Steel 6.375% 10/15/25		585,000	582,075
Allegheny Technologies 7.875% 8/15/23		525,000	567,982
Anglo American Capital 144A 4.875% 5/14/25 #		8,695,000	9,223,111
ArcelorMittal 6.125% 6/1/25		735,000	849,844
Barrick North America Finance 5.75% 5/1/43		4,960,000	6,255,484
Beacon Escrow 144A 4.875% 11/1/25 #		1,700,000	1,714,875

Diversified Income Series-15

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Basic Industry (continued)
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	6,170,000	$6,697,535
BMC East 144A 5.50% 10/1/24 #	645,000	669,187
Boise Cascade 144A 5.625% 9/1/24 #	2,270,000	2,406,200
Braskem Netherlands Finance 144A 4.50% 1/10/28 #	2,765,000	2,723,663
Builders FirstSource 144A 5.625% 9/1/24 #	2,210,000	2,308,235
Chemours
5.375% 5/15/27	655,000	679,563
7.00% 5/15/25	240,000	261,600
Cydsa 144A 6.25% 10/4/27 #	1,290,000	1,307,737
Dow Chemical 8.55% 5/15/19	9,161,000	9,925,420
First Quantum Minerals 144A 7.25% 4/1/23 #	1,925,000	2,079,000
FMG Resources August 2006 144A
4.75% 5/15/22 #	585,000	594,506
144A 5.125% 5/15/24 #	1,940,000	1,971,525
Freeport-McMoRan
4.55% 11/14/24	1,640,000	1,675,588
6.875% 2/15/23	3,045,000	3,334,275
Georgia-Pacific 8.00% 1/15/24	5,305,000	6,758,729
HD Supply 144A 5.75% 4/15/24 #	1,285,000	1,368,525
Hudbay Minerals
144A 7.25% 1/15/23 #	20,000	21,300
144A 7.625% 1/15/25 #	775,000	852,500
International Paper 4.40% 8/15/47	990,000	1,037,861
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	440,000	493,350
Koppers 144A 6.00% 2/15/25 #	150,000	159,375
Kraton Polymers 144A 7.00% 4/15/25 # .	305,000	327,875
Lennar
4.50% 4/30/24	690,000	709,182
4.75% 5/30/25	90,000	93,825
4.875% 12/15/23	378,000	398,317
M/I Homes 6.75% 1/15/21	190,000	197,600
Mexichem 144A 5.50% 1/15/48 #	2,120,000	2,069,650
Mosaic
4.05% 11/15/27	1,495,000	1,501,448
5.625% 11/15/43	2,315,000	2,501,070
NCI Building Systems 144A 8.25% 1/15/23 #	655,000	695,119
New Gold 144A 6.375% 5/15/25 #	60,000	63,750
Nexa Resources 144A 5.375% 5/4/27 #	1,760,000	1,870,000
NOVA Chemicals
144A 5.00% 5/1/25 #	1,247,000	1,247,000
144A 5.25% 6/1/27 #	460,000	460,000
Novelis 144A 6.25% 8/15/24 #	1,140,000	1,197,000
Novolipetsk Steel Via Steel Funding 144A 4.50% 6/15/23 #	1,400,000	1,461,810

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Basic Industry (continued)
OCP
144A 4.50% 10/22/25 #	2,125,000	$2,132,000
144A 6.875% 4/25/44 #	640,000	736,218
Olin 5.125% 9/15/27	885,000	933,675
Phosagro OAO Via Phosagro Bond Funding DAC 144A 3.95% 11/3/21 #	2,240,000	2,260,978
PolyOne 5.25% 3/15/23	1,357,000	1,435,027
PQ 144A 6.75% 11/15/22 #	190,000	203,537
PulteGroup 5.00% 1/15/27	1,002,000	1,050,847
SPCM 144A 4.875% 9/15/25 #	1,390,000	1,405,637
Standard Industries 144A 5.00% 2/15/27 #	2,350,000	2,408,750
Steel Dynamics 5.00% 12/15/26	2,150,000	2,279,000
Summit Materials
144A 5.125% 6/1/25 #	590,000	603,275
6.125% 7/15/23	190,000	198,550
8.50% 4/15/22	70,000	77,875
Suzano Austria 144A 7.00% 3/16/47 #	1,840,000	2,116,000
US Concrete 6.375% 6/1/24	1,445,000	1,556,988
Vale Overseas 4.375% 1/11/22	520,000	538,980
Vedanta Resources
144A 6.125% 8/9/24 #	845,000	864,317
144A 6.375% 7/30/22 #	1,065,000	1,114,310
Westlake Chemical 4.375% 11/15/47	970,000	1,010,646
WestRock
144A 3.00% 9/15/24 #	1,190,000	1,180,949
144A 3.375% 9/15/27 #	1,115,000	1,109,111
WR Grace & Co.-Conn 144A 5.625% 10/1/24 #	1,217,000	1,317,403
Zekelman Industries 144A 9.875% 6/15/23 #	230,000	259,325

		108,106,089

Brokerage – 0.59%
Charles Schwab
3.20% 1/25/28	920,000	922,318
5.00% µy	975,000	979,924
E*TRADE Financial
3.80% 8/24/27	2,365,000	2,361,328
5.30% µy	60,000	60,450
5.875% µy	2,610,000	2,773,125
Intercontinental Exchange 3.10% 9/15/27	1,560,000	1,559,813
Jefferies Group
6.45% 6/8/27	893,000	1,039,026
6.50% 1/20/43	750,000	886,975
Lazard Group
3.625% 3/1/27	475,000	474,801
3.75% 2/13/25	1,495,000	1,526,586
SUAM Finance 144A 4.875% 4/17/24 #	1,405,000	1,498,081

Diversified Income Series-16

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Brokerage (continued)
SURA Asset Management 144A 4.375% 4/11/27 #	875,000	$885,937

		14,968,364

Capital Goods – 2.37%
3M 2.875% 10/15/27	2,255,000	2,245,061
Allegion US Holding
3.20% 10/1/24	1,290,000	1,278,067
3.55% 10/1/27	3,883,000	3,849,257
Ardagh Packaging Finance
144A 6.00% 2/15/25 #	1,220,000	1,287,100
144A 7.25% 5/15/24 #	400,000	437,000
Ball 5.25% 7/1/25	1,910,000	2,084,287
BWAY Holding 144A 5.50% 4/15/24 #	2,140,000	2,230,950
Carlisle 3.75% 12/1/27	2,445,000	2,474,645
CCL Industries 144A 3.25% 10/1/26 #	1,570,000	1,507,635
Eaton 3.103% 9/15/27	2,765,000	2,721,349
General Electric
2.10% 12/11/19	795,000	792,864
5.55% 5/4/20	1,295,000	1,386,684
6.00% 8/7/19	2,675,000	2,834,778
Huntington Ingalls Industries 144A
3.483% 12/1/27 #	1,800,000	1,797,750
LafargeHolcim Finance US 144A 3.50% 9/22/26 #	3,095,000	3,056,399
Leggett & Platt 3.50% 11/15/27	3,050,000	3,025,724
Lennox International 3.00% 11/15/23	3,725,000	3,682,507
Martin Marietta Materials
3.50% 12/15/27	1,935,000	1,923,973
4.25% 12/15/47	1,860,000	1,846,428
Northrop Grumman
3.25% 1/15/28	1,675,000	1,680,494
4.03% 10/15/47	1,915,000	2,008,154
Owens-Brockway Glass Container 144A 5.875% 8/15/23 #	1,450,000	1,565,094
Republic Services 3.375% 11/15/27	890,000	898,217
Rockwell Collins 3.20% 3/15/24	1,455,000	1,467,851
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	90,000	99,000
TransDigm 6.375% 6/15/26	915,000	929,869
United Technologies
2.80% 5/4/24	2,400,000	2,383,820
3.75% 11/1/46	1,930,000	1,936,244
Waste Management 3.15% 11/15/27	6,150,000	6,157,566

		59,588,767

Communications - 4.32%
American Tower 4.40% 2/15/26	4,040,000	4,254,429
American Tower Trust #1 144A 3.07% 3/15/23 #	3,070,000	3,107,797
AT&T
3.40% 8/14/24	855,000	860,437

	Principal		Value
	amount°		(US $)
Corporate Bonds (continued)
Communications (continued)
AT&T
3.90% 8/14/27		2,025,000	$2,041,921
144A 4.10% 2/15/28 #		2,450,000	2,462,329
4.90% 8/14/37		5,735,000	5,833,194
5.25% 3/1/37		1,455,000	1,542,445
Bell Canada 3.35% 3/22/23	CAD	773,000	629,561
Cablevision 144A 6.50% 6/15/21 #		1,980,000	2,108,106
CC Holdings GS V 3.849% 4/15/23		1,710,000	1,766,031
CenturyLink 6.75% 12/1/23		1,140,000	1,121,475
Cincinnati Bell 144A 7.00% 7/15/24 #		453,000	450,735
Comunicaciones Celulares 144A 6.875% 2/6/24 #		895,000	930,290
Crown Castle International
3.65% 9/1/27		7,500,000	7,494,536
5.25% 1/15/23		2,190,000	2,400,271
Crown Castle Towers 144A 4.883% 8/15/20 #		9,630,000	10,076,612
CyrusOne 144A 5.00% 3/15/24 #		370,000	384,800
Deutsche Telekom International Finance
144A 1.95% 9/19/21 #		1,360,000	1,323,528
144A 2.485% 9/19/23 #		6,900,000	6,692,373
6.50% 4/8/22	GBP	416,000	680,667
Digicel 144A 6.75% 3/1/23 #		480,000	473,717
Digicel Group
144A 7.125% 4/1/22 #		1,485,000	1,380,708
144A 8.25% 9/30/20 #		1,125,000	1,109,587
Discovery Communications 3.95% 3/20/28		4,620,000	4,603,481
Equinix 5.375% 5/15/27		850,000	911,625
GTP Acquisition Partners I 144A 2.35% 6/15/20 #		1,095,000	1,086,260
Level 3 Financing 5.375% 5/1/25		3,009,000	3,012,761
Myriad International Holdings 144A 4.85% 7/6/27 #		1,365,000	1,418,803
144A 5.50% 7/21/25 #		680,000	741,968
Radiate Holdco 144A 6.625% 2/15/25 #		200,000	189,500
SBA Communications 4.875% 9/1/24		1,225,000	1,261,750
SBA Tower Trust 144A 2.24% 4/10/18 #		1,800,000	1,800,356
144A 2.898% 10/8/19 #		1,300,000	1,303,088
Sirius XM Radio 144A 5.00% 8/1/27 #		3,160,000	3,183,700
Sprint
7.125% 6/15/24		755,000	770,100
7.875% 9/15/23		1,505,000	1,606,587
Sprint Communications 7.00% 8/15/20		140,000	148,750
Telecom Italia 144A 5.303% 5/30/24 #		655,000	701,669
Telefonica Emisiones 5.213% 3/8/47		1,465,000	1,667,673
Time Warner Cable 7.30% 7/1/38		5,915,000	7,431,045
Time Warner Entertainment 8.375% 3/15/23		2,495,000	3,032,140
T-Mobile USA 6.375% 3/1/25		130,000	139,425

Diversified Income Series-17

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal		Value
	amount°		(US $)
Corporate Bonds (continued)
Communications (continued)
T-Mobile USA 6.50% 1/15/26		1,845,000	$2,017,969
VEON Holdings
144A 4.95% 6/16/24 #		1,190,000	1,209,635
144A 5.95% 2/13/23 #		2,180,000	2,348,950
Verizon Communications
3.25% 2/17/26	EUR	971,000	1,339,471
4.50% 8/17/27	AUD	2,370,000	1,882,386
4.50% 8/10/33		2,695,000	2,832,790
Zayo Group
144A 5.75% 1/15/27 #		2,785,000	2,847,663
6.375% 5/15/25		270,000	286,538

			108,901,632

Consumer Cyclical – 2.10%
Alibaba Group Holding
3.40% 12/6/27		2,350,000	2,351,634
4.00% 12/6/37		1,080,000	1,119,070
4.20% 12/6/47		745,000	776,935
AMC Entertainment Holdings 6.125% 5/15/27		1,055,000	1,052,363
American Tire Distributors 144A 10.25% 3/1/22 #		160,000	165,600
Atento Luxco 1 144A 6.125% 8/10/22 # .		1,715,000	1,800,750
Boyd Gaming 6.375% 4/1/26		2,355,000	2,543,400
Cencosud 144A 6.625% 2/12/45 #		1,600,000	1,756,181
Daimler 2.75% 12/10/18	NOK	5,560,000	689,314
Ford Motor Credit 3.096% 5/4/23		3,490,000	3,473,726
General Motors 6.75% 4/1/46		670,000	845,885
General Motors Financial 5.25% 3/1/26 .		1,240,000	1,365,415
GLP Capital 5.375% 4/15/26		1,730,000	1,859,750
Hanesbrands 144A 4.875% 5/15/26 #		1,615,000	1,663,450
Hilton Worldwide Finance 4.875% 4/1/27		1,755,000	1,840,556
Hyundai Capital America
144A 2.55% 2/6/19 #		685,000	683,931
144A 3.00% 3/18/21 #		965,000	963,378
JD.com 3.125% 4/29/21		2,985,000	2,977,411
KFC Holding
144A 5.00% 6/1/24 #		788,000	814,595
144A 5.25% 6/1/26 #		1,091,000	1,151,005
Lithia Motors 144A 5.25% 8/1/25 #		900,000	940,500
Lowe’s
3.70% 4/15/46		3,605,000	3,625,671
4.05% 5/3/47		825,000	879,664
Marriott International 4.50% 10/1/34		410,000	436,603
MGM Growth Properties Operating Partnership 4.50% 9/1/26		615,000	615,000
MGM Resorts International 4.625% 9/1/26		1,405,000	1,426,075
Mohegan Gaming & Entertainment 144A 7.875% 10/15/24 #		190,000	195,463

	Principal		Value
	amount°		(US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
New Red Finance 144A 5.00% 10/15/25 #		825,000	$835,313
Penn National Gaming 144A 5.625% 1/15/27 #		2,564,000	2,666,560
Penske Automotive Group 5.50% 5/15/26		1,120,000	1,139,264
Royal Caribbean Cruises 3.70% 3/15/28		4,090,000	4,060,156
Scientific Games International 144A 5.00% 10/15/25 #		520,000	522,600
10.00% 12/1/22		1,505,000	1,657,381
Scotts Miracle-Gro 5.25% 12/15/26		2,539,000	2,665,950
Toyota Motor Credit 2.80% 7/13/22		755,000	764,313
Wyndham Worldwide 4.15% 4/1/24		670,000	673,899

			52,998,761

Consumer Non-Cyclical – 3.64%
Abbott Laboratories 4.90% 11/30/46		3,480,000	4,002,367
Air Medical Group Holdings 144A 6.375% 5/15/23 #		290,000	279,850
Albertsons
5.75% 3/15/25		777,000	705,127
6.625% 6/15/24		91,000	87,360
Amgen 4.00% 9/13/29	GBP	341,000	531,384
Anheuser-Busch InBev Finance 3.65% 2/1/26		12,020,000	12,422,341
BAT Capital 144A 3.557% 8/15/27 #		7,960,000	7,984,090
Becle 144A 3.75% 5/13/25 #		4,360,000	4,382,611
Becton Dickinson 3.363% 6/6/24		4,445,000	4,462,713
Biogen 5.20% 9/15/45		3,955,000	4,709,115
Celgene 3.25% 8/15/22		2,855,000	2,902,913
CK Hutchison International 17 144A 2.875% 4/5/22 #		2,605,000	2,597,322
Cott Holdings 144A 5.50% 4/1/25 #		985,000	1,015,781
ESAL 144A 6.25% 2/5/23 #		1,935,000	1,847,925
HCA 5.875% 2/15/26		765,000	810,900
inVentiv Group Holdings 144A 7.50% 10/1/24 #		56,000	60,760
JBS USA 144A 5.75% 6/15/25 #		200,000	193,500
Kernel Holding 144A 8.75% 1/31/22 #		1,990,000	2,196,753
Lamb Weston Holdings
144A 4.625% 11/1/24 #		500,000	517,500
144A 4.875% 11/1/26 #		1,425,000	1,492,687
Marfrig Holdings Europe 144A 8.00% 6/8/23 #		2,155,000	2,254,669
MHP 144A 7.75% 5/10/24 #		1,430,000	1,553,552
Molson Coors Brewing
3.00% 7/15/26		3,300,000	3,235,114
4.20% 7/15/46		2,005,000	2,049,709
New York and Presbyterian Hospital 4.063% 8/1/56		1,630,000	1,715,308
Pernod Ricard 144A 4.45% 1/15/22 #		4,180,000	4,443,717

Diversified Income Series-18

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Pfizer 3.00% 12/15/26	2,720,000	$2,738,811
Post Holdings
144A 5.00% 8/15/26 #	2,345,000	2,312,756
144A 5.75% 3/1/27 #	280,000	285,600
Shire Acquisitions Investments Ireland
2.40% 9/23/21	2,710,000	2,669,416
2.875% 9/23/23	4,090,000	4,025,391
Tempur Sealy International 5.50% 6/15/26	1,175,000	1,207,547
Thermo Fisher Scientific 3.00% 4/15/23	6,030,000	6,073,459
Zimmer Biomet Holdings 4.625% 11/30/19	3,645,000	3,785,996

		91,554,044

Electric – 4.13%
AES Gener 144A 8.375% 12/18/73 #µ	1,615,000	1,696,993
Ameren Illinois
3.70% 12/1/47	1,375,000	1,409,317
9.75% 11/15/18	5,900,000	6,283,672
American Transmission Systems 144A 5.25% 1/15/22 #	5,410,000	5,859,602
Appalachian Power 3.30% 6/1/27	275,000	276,301
Avangrid 3.15% 12/1/24	1,090,000	1,085,714
Cerro del Aguila 144A 4.125% 8/16/27 #	2,485,000	2,466,363
Cleveland Electric Illuminating 5.50% 8/15/24	365,000	416,015
CMS Energy 6.25% 2/1/20	2,210,000	2,378,165
ComEd Financing III 6.35% 3/15/33	2,055,000	2,255,363
Consumers Energy 3.25% 8/15/46	1,795,000	1,726,640
Dominion Energy 3.625% 12/1/24	1,645,000	1,704,613
DTE Energy
2.85% 10/1/26	1,565,000	1,505,156
3.30% 6/15/22	1,810,000	1,837,994
Duke Energy 2.65% 9/1/26	3,525,000	3,383,055
Emera 6.75% 6/15/76 µ	3,545,000	4,005,850
Emera US Finance 4.75% 6/15/46	2,155,000	2,366,685
Enel 144A 8.75% 9/24/73 #µ	3,502,000	4,364,367
Enel Americas 4.00% 10/25/26	1,200,000	1,224,324
Enel Finance International 144A 3.625% 5/25/27 #	6,830,000	6,797,406
Entergy Louisiana
3.12% 9/1/27	1,170,000	1,168,109
4.05% 9/1/23	4,045,000	4,290,051
4.95% 1/15/45	545,000	573,050
Exelon
3.497% 6/1/22	2,700,000	2,753,984
3.95% 6/15/25	1,045,000	1,090,484
Fortis 3.055% 10/4/26	3,390,000	3,278,501
Great Plains Energy 4.85% 6/1/21	1,195,000	1,266,515
Inkia Energy 144A 5.875% 11/9/27 #	1,350,000	1,361,151

	Principal		Value
	amount°		(US $)
Corporate Bonds (continued)
Electric (continued)
Kansas City Power & Light 3.65% 8/15/25		3,445,000	$3,531,004
LG&E & KU Energy 4.375% 10/1/21		3,765,000	3,981,746
National Rural Utilities Cooperative Finance
2.70% 2/15/23		2,530,000	2,529,422
4.75% 4/30/43 µ		2,830,000	2,976,537
5.25% 4/20/46 µ		990,000	1,065,022
New England Power 144A 3.80% 12/5/47 #		2,370,000	2,427,083
New York State Electric & Gas 144A 3.25% 12/1/26 #		2,495,000	2,517,581
Newfoundland & Labrador Hydro 3.60% 12/1/45	CAD	400,000	336,767
NextEra Energy Capital Holdings 3.55% 5/1/27		2,351,000	2,398,781
NV Energy 6.25% 11/15/20		2,380,000	2,615,349
Pennsylvania Electric 5.20% 4/1/20		220,000	232,313
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #		1,175,000	1,179,649
144A 5.25% 5/15/47 #		955,000	996,963
Public Service Co. of Oklahoma 5.15% 12/1/19		1,705,000	1,786,033
Southern 3.25% 7/1/26		2,595,000	2,548,968
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #		1,190,000	1,236,074
Union Electric 2.95% 6/15/27		1,330,000	1,318,811
Wisconsin Electric Power 4.30% 12/15/45		1,280,000	1,417,435

			103,920,978

Energy – 5.09%
Abu Dhabi Crude Oil Pipeline
144A 3.65% 11/2/29 #		2,510,000	2,496,624
144A 4.60% 11/2/47 #		1,800,000	1,856,286
Alta Mesa Holdings 7.875% 12/15/24		190,000	209,237
AmeriGas Partners 5.875% 8/20/26		1,970,000	2,038,950
Anadarko Petroleum 6.60% 3/15/46		3,310,000	4,269,490
Andeavor
3.80% 4/1/28		860,000	863,574
4.50% 4/1/48		325,000	329,732
Andeavor Logistics 5.25% 1/15/25		900,000	947,655
Antero Resources
5.00% 3/1/25		295,000	302,375
5.625% 6/1/23		230,000	240,350
Cheniere Corpus Christi Holdings 5.875% 3/31/25		710,000	770,794
Crestwood Midstream Partners 5.75% 4/1/25		1,050,000	1,088,063
Diamondback Energy 4.75% 11/1/24		2,295,000	2,315,081
Ecopetrol 5.875% 9/18/23		805,000	891,537

Diversified Income Series-19

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Energy (continued)
Ecopetrol 7.375% 9/18/43	690,000	$831,967
Enbridge 3.70% 7/15/27	2,270,000	2,283,366
Energy Transfer
6.125% 12/15/45	3,845,000	4,186,548
9.70% 3/15/19	2,189,000	2,369,639
Energy Transfer Equity
5.50% 6/1/27	120,000	122,700
7.50% 10/15/20	1,105,000	1,218,263
Energy Transfer Partners 6.625% µy	3,355,000	3,264,834
EnLink Midstream Partners 6.00% µy	1,120,000	1,075,462
Enterprise Products Operating 7.034% 1/15/68 µ	465,000	467,325
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	2,440,000	2,544,066
Genesis Energy 6.75% 8/1/22	1,815,000	1,892,137
Gulfport Energy
6.00% 10/15/24	1,255,000	1,261,275
6.625% 5/1/23	595,000	609,875
Hilcorp Energy I
144A 5.00% 12/1/24 #	1,690,000	1,681,550
144A 5.75% 10/1/25 #	90,000	92,475
Holly Energy Partners 144A 6.00% 8/1/24 #	110,000	115,225
KazMunayGas National
144A 3.875% 4/19/22 #	875,000	890,257
144A 4.75% 4/19/27 #	1,200,000	1,267,512
Kunlun Energy 144A 2.875% 5/13/20 #	850,000	852,074
Laredo Petroleum 6.25% 3/15/23	700,000	728,210
Marathon Oil 4.40% 7/15/27	1,405,000	1,470,704
MPLX 4.875% 12/1/24	4,195,000	4,527,257
Murphy Oil 6.875% 8/15/24	2,540,000	2,717,800
Murphy Oil USA
5.625% 5/1/27	360,000	379,422
6.00% 8/15/23	2,150,000	2,252,125
Nabors Industries 5.50% 1/15/23	602,000	585,445
Newfield Exploration
5.375% 1/1/26	140,000	148,750
5.75% 1/30/22	1,140,000	1,222,650
Noble Energy
3.85% 1/15/28	9,265,000	9,309,370
4.95% 8/15/47	435,000	466,952
5.05% 11/15/44	1,370,000	1,471,736
NuStar Logistics 5.625% 4/28/27	745,000	759,900
Oasis Petroleum
6.50% 11/1/21	655,000	670,556
6.875% 3/15/22	110,000	113,163
ONEOK
4.95% 7/13/47	1,530,000	1,596,621
7.50% 9/1/23	3,525,000	4,203,809
Pertamina Persero 144A 4.30% 5/20/23 #	1,745,000	1,827,905

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Energy (continued)
Pertamina Persero
144A 4.875% 5/3/22 #	320,000	$340,854
144A 5.625% 5/20/43 #	860,000	937,317
Perusahaan Gas Negara Persero 144A 5.125% 5/16/24 #	1,410,000	1,516,915
Petrobras Global Finance
144A 5.299% 1/27/25 #	1,296,000	1,301,508
6.75% 1/27/41	1,100,000	1,102,595
7.25% 3/17/44	1,035,000	1,078,987
7.375% 1/17/27	1,250,000	1,378,750
Petroleos Mexicanos
144A 6.50% 3/13/27 #	865,000	946,526
144A 6.75% 9/21/47 #	685,000	716,750
6.75% 9/21/47	414,000	433,189
Precision Drilling
144A 7.125% 1/15/26 #	420,000	429,450
7.75% 12/15/23	625,000	659,375
QEP Resources
5.25% 5/1/23	1,350,000	1,372,761
5.625% 3/1/26	295,000	300,163
Raizen Fuels Finance 144A 5.30% 1/20/27 #	2,025,000	2,123,820
Sabine Pass Liquefaction
5.75% 5/15/24	5,835,000	6,492,687
5.875% 6/30/26	2,870,000	3,228,799
Shell International Finance 4.375% 5/11/45	469,000	528,156
Southern Gas Corridor 144A 6.875% 3/24/26 #	1,050,000	1,195,623
Southwestern Energy
4.10% 3/15/22	555,000	548,063
6.70% 1/23/25	235,000	245,281
Summit Midstream Holdings 5.75% 4/15/25	1,100,000	1,114,729
Targa Resources Partners 5.375% 2/1/27	1,715,000	1,766,450
Tecpetrol 144A 4.875% 12/12/22 #	3,140,000	3,154,130
Tengizchevroil Finance Co. International 144A 4.00% 8/15/26 #	1,840,000	1,850,580
Transcanada Trust
5.30% 3/15/77 µ	1,585,000	1,637,503
5.875% 8/15/76 µ	1,475,000	1,600,375
Transocean 144A 9.00% 7/15/23 #	170,000	184,450
Transocean Proteus 144A 6.25% 12/1/24 #	711,000	748,327
WildHorse Resource Development 6.875% 2/1/25	200,000	205,000
Woodside Finance
144A 3.65% 3/5/25 #	1,105,000	1,113,142
144A 8.75% 3/1/19 #	3,220,000	3,447,620

Diversified Income Series-20

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
YPF 144A 7.00% 12/15/47 #	1,410,000	$1,400,835
144A 25.458% (BADLARPP + 4.00%) 7/7/20 #•	3,175,000	3,111,183

		128,310,566

Finance Companies – 1.22%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	3,920,000	4,302,200
AerCap Ireland Capital 3.65% 7/21/27	7,800,000	7,732,540
Air Lease
3.00% 9/15/23	2,330,000	2,314,589
3.625% 4/1/27	4,175,000	4,178,633
Aviation Capital Group 144A 4.875% 10/1/25 #	2,480,000	2,697,950
BOC Aviation 144A 2.375% 9/15/21 #	2,120,000	2,066,080
Equate Petrochemical 144A 3.00% 3/3/22 #	1,370,000	1,352,338
General Electric 4.25% 1/17/18 NZD	430,000	304,964
International Lease Finance 8.625% 1/15/22	3,390,000	4,085,813
Temasek Financial I 144A 2.375% 1/23/23 #	1,615,000	1,597,658

		30,632,765

Financials – 0.07%
Aviation Capital Group 144A 3.50% 11/1/27 #	1,885,000	1,850,651

		1,850,651

Healthcare – 0.72%
Change Healthcare Holdings 144A 5.75% 3/1/25 #	680,000	682,550
DaVita 5.00% 5/1/25	1,401,000	1,404,082
Encompass Health
5.125% 3/15/23	595,000	611,363
5.75% 11/1/24	1,960,000	2,013,900
5.75% 9/15/25	610,000	637,450
HCA
5.375% 2/1/25	3,430,000	3,558,625
7.58% 9/15/25	80,000	92,000
Hill-Rom Holdings
144A 5.00% 2/15/25 #	595,000	609,697
144A 5.75% 9/1/23 #	765,000	804,206
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	855,000	912,713
Quintiles IMS 144A 5.00% 10/15/26 #	1,445,000	1,486,544
Service Corp. International 4.625% 12/15/27	903,000	918,459
Teleflex 4.625% 11/15/27	795,000	804,779
Tenet Healthcare 144A 5.125% 5/1/25 #	3,125,000	3,058,594

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Universal Health Services 144A 5.00% 6/1/26 #	485,000	$502,581
		18,097,543
Insurance – 1.64%
Allstate 3.28% 12/15/26	4,315,000	4,387,095
AXIS Specialty Finance 4.00% 12/6/27	2,870,000	2,887,843
Berkshire Hathaway 2.75% 3/15/23	1,365,000	1,374,687
Berkshire Hathaway Finance 2.90% 10/15/20	2,260,000	2,302,525
Cigna 3.05% 10/15/27	3,290,000	3,237,336
HUB International 144A 7.875% 10/1/21 #	300,000	312,750
MetLife
3.60% 4/10/24	2,525,000	2,643,263
6.40% 12/15/36	110,000	126,809
6.817% 8/15/18	225,000	231,607
144A 9.25% 4/8/38 #	2,655,000	3,922,763
Nuveen Finance
144A 2.95% 11/1/19 #	1,885,000	1,903,648
144A 4.125% 11/1/24 #	8,145,000	8,606,808
Progressive 4.125% 4/15/47	2,600,000	2,812,544
Prudential Financial
4.50% 11/15/20	795,000	840,619
5.375% 5/15/45 µ	1,730,000	1,858,020
USIS Merger Sub 144A 6.875% 5/1/25 #	455,000	460,688
XLIT
3.817% (LIBOR03M + 2.458%) y•	1,325,000	1,189,850
5.50% 3/31/45	1,980,000	2,109,655

		41,208,510

Media – 1.41%
AMC Networks 4.75% 8/1/25	1,140,000	1,132,875
CCO Holdings
144A 5.125% 5/1/27 #	3,195,000	3,155,063
144A 5.50% 5/1/26 #	1,045,000	1,073,737
144A 5.75% 2/15/26 #	200,000	208,250
144A 5.875% 5/1/27 #	150,000	154,500
CSC Holdings 144A 5.50% 4/15/27 #	1,780,000	1,820,050
Discovery Communications 5.20% 9/20/47	4,075,000	4,265,785
Gray Television 144A 5.875% 7/15/26 # .	1,675,000	1,721,063
Lamar Media 5.75% 2/1/26	1,264,000	1,354,060
Midcontinent Communications 144A 6.875% 8/15/23 #	820,000	874,325
Nexstar Broadcasting 144A 5.625% 8/1/24 #	1,620,000	1,676,700
Nielsen Co. Luxembourg 144A 5.00% 2/1/25 #	2,665,000	2,771,600
SFR Group 144A 6.25% 5/15/24 #	2,080,000	2,093,000
Sinclair Television Group 144A 5.125% 2/15/27 #	1,400,000	1,394,750

Diversified Income Series-21

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
Sirius XM Radio 144A 5.375% 4/15/25 #	2,706,000	$2,824,387
Tribune Media 5.875% 7/15/22	857,000	884,853
Unitymedia 144A 6.125% 1/15/25 #	790,000	837,400
UPCB Finance IV 144A 5.375% 1/15/25 #	1,198,000	1,212,256
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	2,095,000	2,123,806
VTR Finance 144A 6.875% 1/15/24 #	3,825,000	4,044,938

		35,623,398

Real Estate Investment Trusts – 1.20%
Alexandria Real Estate Equities 3.45% 4/30/25	1,095,000	1,092,847
AvalonBay Communities 3.20% 1/15/28	805,000	802,689
Corporate Office Properties 3.60% 5/15/23	1,750,000	1,752,959
5.25% 2/15/24	1,755,000	1,895,372
CubeSmart 3.125% 9/1/26	2,200,000	2,100,619
Education Realty Operating Partnership 4.60% 12/1/24	2,190,000	2,280,401
ESH Hospitality 144A 5.25% 5/1/25 #	2,135,000	2,161,687
Goodman US Finance Three 144A 3.70% 3/15/28 #	905,000	899,650
Hospitality Properties Trust 4.50% 3/15/25	2,025,000	2,104,410
Host Hotels & Resorts 3.75% 10/15/23	710,000	723,521
3.875% 4/1/24	890,000	906,527
4.50% 2/1/26	1,680,000	1,761,327
Hudson Pacific Properties 3.95% 11/1/27	1,340,000	1,335,406
Kilroy Realty 3.45% 12/15/24	1,960,000	1,956,924
Life Storage 3.50% 7/1/26	1,620,000	1,580,182
3.875% 12/15/27	745,000	743,556
Regency Centers 3.60% 2/1/27	2,225,000	2,230,683
Starwood Property Trust 144A 4.75% 3/15/25 #	515,000	512,425
Trust F/1401 144A 5.25% 1/30/26 #	1,470,000	1,554,525
WP Carey 4.60% 4/1/24	1,680,000	1,756,981

		30,152,691

Services – 0.64%
Advanced Disposal Services 144A 5.625% 11/15/24 #	200,000	205,000
Aramark Services 4.75% 6/1/26	2,250,000	2,289,375
Ashtead Capital 144A 4.375% 8/15/27 #	1,185,000	1,205,737
Avis Budget Car Rental 144A 6.375% 4/1/24 #	605,000	632,407

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Services (continued)
Covanta Holding 5.875% 7/1/25	600,000	$604,500
GEO Group 5.125% 4/1/23	390,000	391,950
6.00% 4/15/26	130,000	134,225
Herc Rentals 144A 7.75% 6/1/24 #	1,087,000	1,198,417
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,545,000	1,595,213
KAR Auction Services 144A 5.125% 6/1/25 #	515,000	529,163
Prime Security Services Borrower 144A 9.25% 5/15/23 #	1,880,000	2,091,500
ServiceMaster 144A 5.125% 11/15/24 #.	1,210,000	1,228,150
United Rentals North America 5.50% 5/15/27	3,920,000	4,135,600

		16,241,237

Technology – 1.45%
Apple 2.75% 1/13/25	4,050,000	4,017,623
Broadcom 144A 3.50% 1/15/28 #	6,405,000	6,116,817
CDK Global 144A 4.875% 6/1/27 #	1,105,000	1,121,575
5.00% 10/15/24	2,050,000	2,134,050
CDW Finance 5.00% 9/1/25	2,050,000	2,132,000
Citrix Systems 4.50% 12/1/27	2,220,000	2,256,820
CommScope Technologies 144A 5.00% 3/15/27 #	1,860,000	1,864,650
Corning 4.375% 11/15/57	1,490,000	1,484,522
Dell International 144A 6.02% 6/15/26 #.	1,610,000	1,777,691
First Data 144A 5.75% 1/15/24 #	1,195,000	1,245,489
144A 7.00% 12/1/23 #	705,000	747,300
Genesys Telecommunications Laboratories 144A 10.00% 11/30/24 #	50,000	54,750
Infor US 6.50% 5/15/22	170,000	176,800
NXP 144A 4.625% 6/1/23 #	1,580,000	1,656,630
Oracle 3.80% 11/15/37	4,300,000	4,519,184
4.00% 11/15/47	3,455,000	3,685,287
Solera 144A 10.50% 3/1/24 #	120,000	135,598
Symantec 144A 5.00% 4/15/25 #	1,260,000	1,313,550

		36,440,336

Transportation – 1.20%
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #	3,550,000	3,456,078
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 #♦	1,199,273	1,221,100
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ♦	934,538	955,565

Diversified Income Series-22

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ♦	615,059	$616,713
American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27 ♦	441,265	450,200
American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28 ♦	708,937	724,073
Penske Truck Leasing	1,865,000	1,834,512
144A 2.70% 3/14/23 #
144A 3.30% 4/1/21 #	1,815,000	1,849,800
144A 3.40% 11/15/26 #	775,000	766,456
144A 4.20% 4/1/27 #	6,190,000	6,444,511
Transnet SOC 144A 4.00% 7/26/22 #	1,358,000	1,332,809
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ♦	726,955	763,383
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ♦	1,261,549	1,308,731
United Airlines 2016-1 Class AA Pass Through Trust 3.10% 7/7/28 ♦	1,110,000	1,110,833
United Continental Holdings 4.25% 10/1/22	1,025,000	1,028,844
United Parcel Service	1,535,000	1,536,585
3.05% 11/15/27
3.75% 11/15/47	1,115,000	1,153,193
5.125% 4/1/19	2,180,000	2,261,290
XPO Logistics 144A 6.125% 9/1/23 #	1,248,000	1,324,440

		30,139,116

Utilities – 0.55%
Aegea Finance Sarl 144A 5.75% 10/10/24 #	1,345,000	1,371,900
AES 5.50% 4/15/25	1,061,000	1,119,355
AES Andres 144A 7.95% 5/11/26 #	1,960,000	2,131,500
Berkshire Hathaway Energy 3.75% 11/15/23	3,280,000	3,419,324
Calpine 144A 5.25% 6/1/26 #	2,660,000	2,616,802
Dynegy 144A 8.00% 1/15/25 #	362,000	393,675
ITC Holdings 144A 3.35% 11/15/27 #	2,695,000	2,701,761

		13,754,317

Total Corporate Bonds (cost $1,183,044,214)		1,208,526,664

Loan Agreements – 5.51%
Air Medical Group Holdings Tranche B 1st Lien 4.25% (LIBOR03M + 3.25%) 4/28/22 •	4,329,522	4,317,538
Air Medical Group Holdings Tranche B1 1st Lien 5.00% (LIBOR03M + 4.00%) 4/28/22 •	424,236	424,546
Albertson’s Tranche B 1st Lien 3.50% (LIBOR03M + 2.75%) 8/25/21 •	1,380,045	1,354,687

	Principal amount°	Value (US $)
Loan Agreements (continued)
Alpha 3 Tranche B1 1st Lien 4.00% (LIBOR03M + 3.00%) 1/31/24 •	492,525	$496,296
American Airlines Tranche B 1st Lien 3.477% (LIBOR03M + 2.00%) 12/14/23 •	1,038,480	1,039,535
American Tire Distributors 1st Lien 5.25% (LIBOR03M + 4.25%) 9/1/21 •	411,824	415,273
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	2,085,000	2,162,537
Aramark Services Tranche B 1st Lien 3.569% (LIBOR03M + 2.00%) 3/11/25 •	1,050,000	1,057,219
AssuredPartners Tranche B 1st Lien 5.069% (LIBOR03M + 3.50%) 10/22/24 •	583,538	588,005
ATI Holdings Acquisition Tranche B 1st Lien 4.50% (LIBOR03M + 3.50%) 5/10/23 =•	1,616,745	1,632,913
Avaya Tranche B Exit 1st Lien 5.75% (LIBOR03M + 4.75%) 11/9/24 •	600,000	591,125
Blue Ribbon 1st Lien 5.00% (LIBOR03M + 4.00%) 11/13/21 •	1,780,623	1,777,654
Builders FirstSource 1st Lien 4.00% (LIBOR03M + 3.00%) 2/29/24 •	2,961,493	2,977,225
BWAY Tranche B 1st Lien 4.599% (LIBOR03M + 3.25%) 4/3/24 •	1,845,725	1,855,819
CH Hold 2nd Lien 8.25% (LIBOR03M + 7.25%) 2/1/25 •	965,000	986,713
Change Healthcare Holdings Tranche B 1st Lien 3.75% (LIBOR03M + 2.75%) 3/1/24 •	2,982,463	2,990,617
Chesapeake Energy 1st Lien 8.50% (LIBOR03M + 7.50%) 8/23/21 •	2,140,000	2,283,113
CIRCOR International Tranche B 1st Lien 4.50% (LIBOR03M + 3.50%) 12/11/24 •	960,000	958,200
CityCenter Holdings Tranche B 1st Lien 3.25% (LIBOR03M + 2.50%) 4/18/24 •	1,054,700	1,060,797
Constellis Holdings 1st Lien 6.00% (LIBOR03M + 5.00%) 4/21/24 •	1,084,550	1,095,734
Constellis Holdings 2nd Lien 10.00% (LIBOR03M + 9.00%) 4/21/25 •	610,000	611,525
CSC Holdings Tranche B 1st Lien 3.741% (LIBOR03M + 2.25%) 7/17/25 •	805,950	803,734
Cyxtera DC Holdings 2nd Lien 8.25% (LIBOR03M + 7.25%) 5/1/25 •	620,000	629,300
DaVita Tranche B 1st Lien 3.50% (LIBOR03M + 2.75%) 6/24/21 •	340,723	343,747

Diversified Income Series-23

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Loan Agreements (continued)
Deerfield Holdings Tranche B 1st Lien 4.25% (LIBOR03M + 3.25%) 12/6/24 •	1,200,000	$1,206,250
Dynegy Tranche C 1st Lien 4.251% (LIBOR03M + 2.75%) 2/7/24 •	2,867,927	2,885,255
Energy Future Intermediate Holding 1st Lien 4.00% (LIBOR03M + 3.00%) 6/28/18 •	1,945,000	1,951,808
Energy Transfer Equity Tranche B 1st Lien 3.501% (LIBOR03M + 2.00%) 2/2/24 •	750,000	748,242
ESH Hospitality Tranche B 1st Lien 3.819% (LIBOR03M + 2.25%) 8/30/23 •	548,087	550,313
ExamWorks Group Tranche B1 1st Lien 4.25% (LIBOR03M + 3.25%) 7/27/23 •	2,251,557	2,269,851
First Data 1st Lien 3.80% (LIBOR03M + 2.25%) 7/10/22 •	1,036,554	1,038,353
3.80% (LIBOR03M + 2.25%) 4/26/24 •	1,017,574	1,019,392
First Eagle Holdings Tranche B 1st Lien 3.75% (LIBOR03M + 3.00%) 12/1/22 •	786,716	794,583
Flex Acquisition 1st Lien 4.00% (LIBOR03M + 3.00%) 12/29/23 •	1,029,825	1,036,691
Flying Fortress Holdings Tranche B 1st Lien 3.693% (LIBOR03M + 2.00%) 11/2/22	902,500	908,705
Frontier Communications Tranche B 1st Lien 4.50% (LIBOR03M + 3.75%) 6/15/24 •	919,215	888,996
Gardner Denver Tranche B 1st Lien 4.443% (LIBOR03M + 2.75%) 7/30/24 •	1,822,259	1,829,667
Gates Global Tranche B2 1st Lien 4.00% (LIBOR03M + 3.00%) 3/31/24 •	1,556,677	1,566,528
Genoa a QoL Healthcare 1st Lien 4.25% (LIBOR03M + 3.25%) 10/28/23 •	1,802,256	1,815,021
Greeneden US Holdings II Tranche B 1st Lien 5.083% (LIBOR03M + 3.75%) 12/1/23 •	1,702,835	1,714,694
Greenhill Tranche B 1st Lien 4.75% (LIBOR03M + 3.75%) 10/12/22 •	615,000	618,844
Hoya Midco Tranche B 1st Lien 5.00% (LIBOR03M + 4.00%) 6/30/24 •	1,248,725	1,248,725
HUB International Tranche B 1st Lien 4.25% (LIBOR03M + 3.25%) 10/2/20 •	1,044,164	1,050,040

	Principal	Value
	amount°	(US $)
Loan Agreements (continued)
HVSC Merger Sub 1st Lien 5.00% (LIBOR03M + 4.00%) 10/20/24 •	1,355,000	$1,366,574
HVSC Merger Sub 2nd Lien 9.25% (LIBOR03M + 8.25%) 10/26/25 •	1,655,000	1,634,313
Hyperion Insurance Group Tranche B 1st Lien 4.50% (LIBOR03M + 3.50%) 12/20/24 •	2,161,000	2,169,104
INC Research Holdings Tranche B 1st Lien 3.819% (LIBOR03M + 2.25%) 6/26/24 •	876,719	879,239
INEOS US Finance Tranche B 1st Lien 3.569% (LIBOR03M + 2.00%) 3/31/24 •	1,865,000	1,869,791
JBS USA Tranche B 1st Lien 3.25% (LIBOR03M + 2.50%) 10/30/22 •	1,905,961	1,874,036
JC Penney Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/23/23 •	677,149	634,827
Kingpin Intermediate Holdings Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/29/24 •	686,550	694,257
Kloeckner Pentaplast of America Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 7/3/22 •	1,017,450	1,029,691
Kraton Polymers Tranche B 1st Lien 4.00% (LIBOR03M + 3.00%) 1/6/22 •	927,876	938,662
Kronos 2nd Lien 9.25% (LIBOR03M + 8.25%) 11/1/24 •	1,220,000	1,269,105
Kronos Tranche B 1st Lien 4.50% (LIBOR03M + 3.50%) 11/1/23 •	881,117	887,977
Mohegan Gaming & Entertainment Tranche B 1st Lien 5.00% (LIBOR03M + 4.00%) 10/13/23 •	2,312,366	2,334,045
MPH Acquisition Holdings Tranche B 1st Lien 4.00% (LIBOR03M + 3.00%) 6/7/23 •	1,659,561	1,664,876
ON Semiconductor Tranche B 1st Lien 3.35% (LIBOR03M + 2.00%) 3/31/23 •	475,160	477,981
Panda Hummel Tranche B1 1st Lien 7.00% (LIBOR03M + 6.00%) 10/27/22 =•	540,000	513,000
Panda Stonewall Tranche B 1st Lien 6.50% (LIBOR03M + 5.50%) 11/13/21 =•	998,498	968,543
Penn National Gaming Tranche B 1st Lien 3.25% (LIBOR03M + 2.50%) 1/19/24 •	876,525	881,273
PharMerica Tranche B 1st Lien 4.50% (LIBOR03M + 3.50%) 12/6/24 •	1,785,000	1,795,933

Diversified Income Series-24

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Loan Agreements (continued)
PharMerica Tranche B 2nd Lien 8.75% (LIBOR03M + 7.75%) 12/7/25 •	940,000	$949,400
PQ Tranche B 1st Lien 4.63% (LIBOR03M + 3.25%) 11/4/22 •	2,904,654	2,932,338
Radiate Holdco 1st Lien 3.75% (LIBOR03M + 3.00%) 2/1/24 •	3,880,675	3,856,421
Republic of Angola 8.032% (LIBOR06M + 6.25%) 12/16/23 =•	3,288,751	3,054,427
Ring Container Technologies Group 1st Lien 4.319% (LIBOR03M + 2.75%) 10/31/24 •	1,195,000	1,198,734
Rite Aid 2nd Lien 5.75% (LIBOR03M + 4.75%) 8/21/20 •	285,000	286,247
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/1/23 •	3,804,578	3,841,672
Sable International Finance Tranche B3 1st Lien 5.069% (LIBOR03M + 3.50%) 1/31/25 •	475,000	476,188
Scientific Games International Tranche B4 1st Lien 4.673% (LIBOR03M + 3.25%) 8/14/24 •	3,082,275	3,113,098
SFR Group Tranche B 1st Lien 4.13% (LIBOR03M + 2.75%) 7/18/25 •	2,353,175	2,256,107
SFR Group Tranche B12 1st Lien 4.349% (LIBOR03M + 3.00%) 1/31/26 •	1,022,330	988,678
Sinclair Television Group Tranche B 1st Lien 2.50% (LIBOR03M + 2.50%) 12/12/24 •	1,190,000	1,190,364
Sinclair Television Group Tranche B2 1st Lien 3.82% (LIBOR03M + 2.25%) 1/3/24 •	1,226,184	1,228,017
Sprint Communications Tranche B 1st Lien 3.25% (LIBOR03M + 2.50%) 2/2/24 •	402,259	402,552
StandardAero Aviation Holdings 1st Lien 4.75% (LIBOR03M + 3.75%) 7/7/22 •	1,112,165	1,120,506
Staples 1st Lien 5.00% (LIBOR03M + 4.00%) 9/12/24 •	710,000	696,066
Stars Group Holdings 2nd Lien 8.00% (LIBOR03M + 7.00%) 8/1/22 •	192,262	193,343
Stars Group Holdings Tranche B 1st Lien 4.50% (LIBOR03M + 3.50%) 8/1/21 •	2,975,273	2,995,543
Summit Materials Tranche B 1st Lien 3.60% (LIBOR03M + 2.25%) 11/10/24 •	1,440,000	1,449,900
Summit Midstream Partners Holdings Tranche B 1st Lien 7.00% (LIBOR03M + 6.00%) 5/21/22 •	1,136,200	1,156,084

	Principal amount°	Value (US $)
Loan Agreements (continued)
Surgery Center Holdings 1st Lien 4.25% (LIBOR03M + 3.25%) 8/31/24 •	279,300	$276,623
Team Health Holdings Tranche B 1st Lien 3.75% (LIBOR03M + 2.75%) 2/6/24 •	1,268,305	1,238,183
Telenet Financing USD 1st Lien 3.918% (LIBOR03M + 2.50%) 3/1/26 •	1,005,000	1,009,397
TKC Holdings 1st Lien 5.25% (LIBOR03M + 4.25%) 2/1/23 •	160,238	161,691
TransDigm Tranche F 1st Lien 4.443% (LIBOR03M + 2.75%) 6/9/23 •	3,004,766	3,013,537
Tribune Media Tranche B 1st Lien 3.75% (LIBOR03M + 3.00%) 12/27/20 •	65,997	66,217
Tribune Media Tranche C 1st Lien 3.75% (LIBOR03M + 3.00%) 1/27/24 •	822,568	824,625
Uniti Group 1st Lien 4.00% (LIBOR03M + 3.00%) 10/24/22 •	508,933	491,691
Unitymedia Finance Tranche D 1st Lien 3.809% (LIBOR03M + 2.25%) 1/15/26 •	575,000	574,760
Univision Communications Tranche C 1st Lien 3.75% (LIBOR03M + 2.75%) 3/15/24 •	261,452	260,978
UPC Financing Partnership Tranche AR 1st Lien 3.977% (LIBOR03M + 2.50%) 1/15/26 •	560,000	560,403
USI Tranche B 1st Lien 4.693% (LIBOR03M + 3.00%) 5/16/24 •	4,109,700	4,113,123
USIC Holdings Tranche SR 1st Lien 4.50% (LIBOR03M + 3.50%) 12/9/23 •	1,707,750	1,716,289
USS Ultimate Holdings 2nd Lien 8.75% (LIBOR03M + 7.75%) 8/25/25 •	295,000	298,688
Utz Quality Foods 1st Lien 5.011% (LIBOR03M + 3.50%) 11/21/24 •	900,000	909,281
Valeant Pharmaceuticals International 4.25% (LIBOR03M + 3.50%) 4/1/22 •	352,085	357,743
VC GB Holdings 2nd Lien 9.00% (LIBOR03M + 8.00%) 2/28/25 =•	630,000	637,088
VICI Properties 1 1st Lien 3.785% (LIBOR03M + 2.25%) 12/15/24 •	145,000	145,257
Virgin Media Bristol Tranche K 1st Lien 3.977% (LIBOR03M + 2.50%) 1/15/26 •	855,000	856,069
Western Digital Tranche B 1st Lien 3.569% (LIBOR03M + 2.00%) 4/29/23 •	575,201	578,197
WideOpenWest Finance Tranche B 1st Lien 4.25% (LIBOR03M + 3.25%) 8/19/23 •	1,615,980	1,599,316

Diversified Income Series-25

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Loan Agreements (continued)
Windstream Services Tranche B6 1st Lien 4.75% (LIBOR03M + 4.00%) 3/30/21 •	447,287	$421,288
Wink Holdco 2nd Lien 7.75% (LIBOR03M + 6.75%) 12/1/25 •	2,315,000	2,343,938
Zayo Group Tranche B2 1st Lien 3.25% (LIBOR03M + 2.25%) 1/19/24 •	346,757	348,311
Zekelman Industries 1st Lien 3.75% (LIBOR03M + 2.75%) 6/14/21 •	1,088,480	1,096,372

Total Loan Agreements (cost $137,237,054)		138,763,787

Municipal Bonds – 0.52%
Bay Area, California Toll Authority (Taxable Build America Bonds) Series S-3 6.907% 10/1/50	2,115,000	3,351,492
Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	805,000	778,837
Commonwealth of Massachusetts Series C 5.00% 10/1/25	240,000	292,565
New Jersey Turnpike Authority (Taxable Build America Bonds) Series A 7.102% 1/1/41	1,160,000	1,737,344
Series F 7.414% 1/1/40	555,000	858,807
Oregon State Taxable Pension (Taxable Build America Bonds) 5.892% 6/1/27	5,000	6,021
South Carolina Public Service Authority Series D 4.77% 12/1/45	680,000	739,180
State of California Various Purposes (Taxable Build America Bonds) 7.55% 4/1/39	1,685,000	2,658,307
Texas Water Development Board (2016 State Water Implementation) Series A 5.00% 10/15/45	580,000	680,166
(Water Implementation Revenue) Series B 5.00% 10/15/46	1,590,000	1,876,915

Total Municipal Bonds (cost $12,818,182)		12,979,634

Non-Agency Asset-Backed
Securities – 1.89%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	202,362	202,398
American Express Credit Account Master Trust Series 2013-2 A 1.897% (LIBOR01M + 0.42%) 5/17/21 •	960,000	962,565
Series 2017-5 A 1.857% (LIBOR01M + 0.38%) 2/18/25 •	1,025,000	1,029,983

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Avis Budget Rental Car Funding AESOP Series 2013-1A A 144A 1.92% 9/20/19 #	1,850,000	$1,847,167
Series 2014-1A A 144A 2.46% 7/20/20 #	2,775,000	2,778,943
Barclays Dryrock Issuance Trust Series 2017-1 A 1.807% (LIBOR01M + 0.33%) 3/15/23 •	540,000	541,509
Capital One Multi-Asset Execution Trust Series 2016-A1 A1 1.927% (LIBOR01M + 0.45%) 2/15/22 •	1,000,000	1,004,736
Series 2017-A5 A5 2.057% (LIBOR01M + 0.58%) 7/15/27 •	2,135,000	2,151,702
Chase Issuance Trust Series 2017-A1 A 1.777% (LIBOR01M + 0.30%) 1/18/22 •	1,745,000	1,751,211
Citibank Credit Card Issuance Trust Series 2017-A5 A5 2.155% (LIBOR01M + 0.62%) 4/22/26 •	620,000	627,104
Series 2017-A6 A6 2.242% (LIBOR01M + 0.77%) 5/14/29 •	845,000	852,930
Series 2017-A7 A7 1.777% (LIBOR01M + 0.37%) 8/8/24 •	1,390,000	1,395,630
CNH Equipment Trust Series 2016-B A2B 1.877% (LIBOR01M + 0.40%) 10/15/19 •	139,299	139,367
Discover Card Execution Note Trust Series 2017-A5 A5 2.077% (LIBOR01M + 0.60%) 12/15/26 •	3,435,000	3,472,986
Series 2017-A7 A7 1.837% (LIBOR01M + 0.36%) 4/15/25 •	1,525,000	1,531,345
Ford Credit Floorplan Master Owner Trust A Series 2017-1 A2 1.897% (LIBOR01M + 0.42%) 5/15/22 •	630,000	632,967
Golden Credit Card Trust Series 2014-2A A 144A 1.927% (LIBOR01M + 0.45%) 3/15/21 #•	1,195,000	1,199,611
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	3,786,750	3,683,713
Hyundai Auto Lease Securitization Trust Series 2016-C A3 144A 1.49% 2/18/20 #	555,000	553,223
Mercedes-Benz Master Owner Trust Series 2016-AA A 144A 2.057% (LIBOR01M + 0.58%) 5/15/20 #•	1,665,000	1,667,989

Diversified Income Series-26

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Navistar Financial Dealer Note Master Owner Trust II
Series 2016-1 A 144A 2.902% (LIBOR01M + 1.35%) 9/27/21 #•	1,125,000	$1,131,616
Nissan Auto Lease Trust
Series 2016-B A3 1.50% 7/15/19	2,080,000	2,073,925
PFS Financing
Series 2017-C A 144A 1.947% (LIBOR01M + 0.47%) 10/15/21 #•	1,580,000	1,577,467
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	1,097,469	1,097,542
Series 2016-1 A1B 144A 2.75% 2/25/55 #•	715,802	715,856
Series 2016-2 A1 144A 3.00% 8/25/55 #•	715,619	720,528
Series 2016-3 A1 144A 2.25% 4/25/56 #•	1,001,944	992,199
Series 2017-1 A1 144A 2.75% 10/25/56 #•	838,938	837,768
Series 2017-2 A1 144A 2.75% 4/25/57 #•	480,174	479,743
Series 2017-4 M1 144A 3.25% 6/25/57 #•	1,505,000	1,475,299
Trafigura Securitisation Finance
Series 2017-1A A1 144A 2.327% (LIBOR01M + 0.85%) 12/15/20 #•	1,800,000	1,807,817
Verizon Owner Trust
Series 2016-2A A 144A 1.68% 5/20/21 #	1,490,000	1,479,798
Series 2017-1A A 144A 2.06% 9/20/21 #	1,620,000	1,615,932
Volvo Financial Equipment Master Owner Trust
Series 2017-A A 144A 1.977% (LIBOR01M + 0.50%) 11/15/22 #•	2,500,000	2,507,112
Wendys Funding
Series 2018-1A A2I 144A 3.573% 3/15/48 #	1,175,000	1,174,633

Total Non-Agency Asset-Backed Securities (cost $47,700,084)		47,714,314

Non-Agency Collateralized Mortgage Obligations – 1.35%
Banc of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	49,478	47,673
Series 2005-6 7A1 5.50% 7/25/20	38,176	36,415

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	80,717	$79,673
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.468% 11/25/36 f	1,800,000	1,871,732
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.427% 6/25/29 #•	753,645	760,797
Series 2014-2 B2 144A 3.427% 6/25/29 #•	281,702	282,457
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	1,050,000	1,050,280
Series 2015-4 B1 144A 3.626% 6/25/45 #•	1,086,885	1,091,653
Series 2015-4 B2 144A 3.626% 6/25/45 #•	779,722	766,709
Series 2016-4 B1 144A 3.901% 10/25/46 #•	530,023	540,850
Series 2016-4 B2 144A 3.901% 10/25/46 #•	909,306	925,329
Series 2017-1 B2 144A 3.558% 1/25/47 #•	1,709,293	1,699,114
Series 2017-2 A3 144A 3.50% 5/25/47 #•	839,428	850,263
Series 2017-6 B1 144A 3.859% 12/25/48 #=•	1,156,000	1,171,490
JPMorgan Trust
Series 2015-1 B1 144A 2.587% 12/25/44 #•	1,421,484	1,414,337
Series 2015-1 B2 144A 2.587% 12/25/44 #•	1,314,995	1,303,112
Series 2015-5 B2 144A 2.864% 5/25/45 #•	1,087,123	1,067,690
Series 2015-6 B1 144A 3.617% 10/25/45 #•	753,523	751,015
Series 2015-6 B2 144A 3.617% 10/25/45 #•	729,975	708,728
New Residential Mortgage Loan Trust
Series 2016-4A A1 144A 3.75% 11/25/56 #•	473,421	483,696
Series 2017-1A A1 144A 4.00% 2/25/57 #•	1,083,296	1,115,400
Series 2017-2A A3 144A 4.00% 3/25/57 #•	1,064,331	1,099,985
Series 2017-6A A1 144A 4.00% 8/27/57 #•	686,584	704,528
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #•	721,689	732,807
Series 2015-1 B2 144A 3.874% 1/25/45 #•	838,435	837,217

Diversified Income Series-27

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2015-2 B2 144A 3.746% 5/25/45 #•	5,156,771	$5,210,605
Series 2017-4 A1 144A 3.50% 7/25/47 #•	901,851	917,433
Series 2017-5 B1 144A 3.892% 8/25/47 #•	3,694,818	3,707,982
Towd Point Mortgage Trust Series 2015-6 A1B 144A 2.75% 4/25/55 #•	1,196,342	1,194,927
Washington Mutual Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35 ◆	46,508	12,685
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36	210,832	210,960
Series 2006-3 A11 5.50% 3/25/36	248,061	253,712
Series 2006-AR5 2A1 3.325% 4/25/36 •	217,793	205,743
Series 2007-AR10 2A1 4.289% 1/25/38 •	896,217	868,435

Total Non-Agency Collateralized Mortgage Obligations (cost $33,582,610)		33,975,432

Non-Agency Commercial Mortgage-Backed Securities – 7.09%
Banc of America Commercial Mortgage Trust
Series 2017-BNK3 AS 3.748% 2/15/50	1,575,000	1,616,084
Series 2017-BNK3 C 4.352% 2/15/50 •	805,000	819,379
BANK
Series 2017-BNK5 A5 3.39% 6/15/60 .	3,645,000	3,718,022
Series 2017-BNK5 B 3.896% 6/15/60 •	1,500,000	1,516,289
Series 2017-BNK7 A5 3.435% 9/15/60	1,755,000	1,793,599
Series 2017-BNK8 A4 3.488% 11/15/50	1,265,000	1,298,378
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	10,150,000	10,287,500
Series 2016-CD2 A4 3.526% 11/10/49 •	1,365,000	1,408,504
CFCRE Commercial Mortgage Trust
Series 2011-C2 C 144A 5.754% 12/15/47 #•	880,000	955,405

	Principal	Value
	amount°	(US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust
Series 2016-C7 A3 3.839% 12/10/54	2,695,000	$2,812,384
Series 2017-C8 A4 3.572% 6/15/50	1,085,000	1,107,750
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	1,935,000	2,011,591
Series 2015-GC27 A5 3.137% 2/10/48	5,210,000	5,249,140
Series 2016-P3 A4 3.329% 4/15/49	4,320,000	4,394,756
Series 2017-C4 A4 3.471% 10/12/50	2,490,000	2,550,814
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	1,765,000	1,773,713
Series 2013-WWP A2 144A 3.424% 3/10/31 #	2,540,000	2,634,061
Series 2014-CR19 A5 3.796% 8/10/47	9,707,000	10,179,957
Series 2014-CR20 AM 3.938% 11/10/47	7,775,000	8,022,981
Series 2015-3BP A 144A 3.178% 2/10/35 #	3,960,000	3,986,887
Series 2015-CR23 A4 3.497% 5/10/48	1,910,000	1,963,350
Commercial Mortgage Pass Through Certificates
Series 2016-CR28 A4 3.762% 2/10/49 ♦	7,150,000	7,508,500
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	4,915,000	4,980,258
DB-UBS Mortgage Trust
Series 2011-LC1A C 144A 5.698% 11/10/46 #•	2,320,000	2,485,253
Series 2016-C3 A5 2.89% 9/10/49	1,985,000	1,956,398
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	5,605,000	5,748,381
Series 2014-GRCE B 144A 3.52% 6/10/28 #	1,765,000	1,790,484
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #•	1,010,000	1,052,965
Series 2015-GC32 A4 3.764% 7/10/48	1,240,000	1,303,063
Series 2017-GS5 A4 3.674% 3/10/50	2,980,000	3,117,239
Series 2017-GS5 XA 0.825% 3/10/50 •	33,086,071	2,093,276
Series 2017-GS6 A3 3.433% 5/10/50	4,410,000	4,519,315

Diversified Income Series-28

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	1,610,000	$1,686,759
Series 2015-C33 A4 3.77% 12/15/48	4,160,000	4,356,242
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	3,385,000	3,396,082
Series 2017-C7 A5 3.409% 10/15/50	3,425,000	3,510,115
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.525% 8/12/37 •	600,000	613,478
Series 2013-LC11 B 3.499% 4/15/46	2,445,000	2,432,736
Series 2015-JP1 A5 3.914% 1/15/49	1,590,000	1,681,195
Series 2016-JP2 A4 2.822% 8/15/49	12,495,000	12,230,809
Series 2016-JP2 AS 3.056% 8/15/49	3,095,000	3,008,242
Series 2016-JP3 B 3.397% 8/15/49 •	700,000	681,303
Series 2016-WIKI A 144A 2.798% 10/5/31 #	1,610,000	1,611,653
Series 2016-WIKI B 144A 3.201% 10/5/31 #	1,490,000	1,495,546
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 •	1,840,637	1,462,395
Morgan Stanley BAML Trust
Series 2014-C17 A5 3.741% 8/15/47	1,640,000	1,713,542
Series 2015-C23 A4 3.719% 7/15/50	5,490,000	5,736,728
Series 2015-C26 A5
3.531% 10/15/48	1,970,000	2,035,245
Series 2016-C29 A4 3.325% 5/15/49	1,620,000	1,646,407
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 •	2,310,000	2,194,270
Series 2006-T21 B 144A 5.237% 10/12/52 #•	800,000	799,246
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	1,327,634	1,361,810
Series 2017-C5 A5 3.474% 11/15/50	5,500,000	5,629,445
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	1,175,000	1,202,916
Series 2015-C30 XA 0.958% 9/15/58 •	16,237,918	908,338
Series 2015-NXS3 A4 3.617% 9/15/57	1,250,000	1,296,959
Series 2016-BNK1 A3 2.652% 8/15/49	2,575,000	2,493,088
Series 2017-C38 A5 3.453% 7/15/50	2,240,000	2,288,980
Series 2017-RB1 XA 1.285% 3/15/50 •	20,571,712	1,907,181

		Principal	Value
		amount°	(US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
WF-RBS Commercial Mortgage Trust
Series 2012-C10 A3 2.875% 12/15/45		2,405,000	$2,413,725

Total Non-Agency Commercial Mortgage-Backed Securities (cost $180,550,722)			178,450,111

Regional Bonds – 0.62% Δ
Argentina – 0.16%
Provincia de Buenos Aires 144A 7.875% 6/15/27 #		1,310,000	1,457,139
Provincia de Cordoba
144A 7.125% 6/10/21 #		920,000	995,863
144A 7.125% 8/1/27 #		1,575,000	1,675,406

			4,128,408

Australia – 0.12%
New South Wales Treasury
4.00% 5/20/26	AUD	1,094,900	928,912
Queensland Treasury
144A 2.75% 8/20/27 #	AUD	1,254,000	950,460
144A 3.25% 7/21/28 #	AUD	1,298,000	1,021,874

			2,901,246

Canada – 0.34%
Province of Ontario Canada
2.60% 6/2/27	CAD	630,000	500,667
3.45% 6/2/45	CAD	1,488,000	1,295,708
Province of Quebec Canada
1.65% 3/3/22	CAD	2,281,000	1,780,432
2.75% 4/12/27		4,915,000	4,878,810
6.00% 10/1/29	CAD	224,000	236,394

			8,692,011

Total Regional Bonds
(cost $15,378,004)			15,721,665

Sovereign Bonds – 5.28% Δ
Argentina – 0.59%
Argentine Bonos del Tesoro
15.50% 10/17/26	ARS	31,756,000	1,777,483
16.00% 10/17/23	ARS	52,592,000	2,894,325
22.75% 3/5/18	ARS	105,741,000	6,069,108
Argentine Republic Government
International Bond
5.625% 1/26/22		2,185,000	2,310,637
144A 7.125% 6/28/17 #		1,845,000	1,905,885

			14,957,438

Australia – 0.00%
Australia Government Bond
3.75% 4/21/37	AUD	33,000	28,199

			28,199

Diversified Income Series-29

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

		Principal	Value
		amount°	(US $)
Sovereign Bonds Δ (continued)
Bahrain – 0.05%
Bahrain Government International Bond
144A 7.50% 9/20/47 #		1,335,000	$1,278,423

			1,278,423

Bermuda – 0.06%
Bermuda Government International Bond
144A 3.717% 1/25/27 #		1,600,000	1,626,000

			1,626,000

Brazil – 0.43%
Brazil Notas do Tesouro Nacional
Series F 10.00% 1/1/25	BRL	35,890,000	10,766,573

			10,766,573

Canada – 0.02%
Canadian Government Bond
2.75% 12/1/48	CAD	496,000	437,048

			437,048

Colombia – 0.25%
Colombia Government International
Bond 5.00% 6/15/45		1,731,000	1,834,860
Colombian TES 7.00% 6/30/32	COP	13,226,000,000	4,499,979

			6,334,839

Costa Rica – 0.04%
Costa Rica Government International Bond
144A 4.25% 1/26/23 #		1,030,000	1,006,825

			1,006,825

Croatia – 0.07%
Croatia Government International Bond
144A 5.50% 4/4/23 #		1,545,000	1,706,650

			1,706,650

Dominican Republic – 0.05%
Dominican Republic International Bond
144A 6.85% 1/27/45 #		1,200,000	1,353,012

			1,353,012

Ecuador – 0.14%
Ecuador Government International Bond
144A 8.875% 10/23/27 #		3,300,000	3,642,375

			3,642,375

Egypt – 0.12%
Egypt Government International Bond
144A 6.125% 1/31/22 #		1,400,000	1,467,445
144A 8.50% 1/31/47 #		1,280,000	1,472,909

			2,940,354

Indonesia – 0.03%
Indonesia Government International Bond
144A 5.125% 1/15/45 #		600,000	664,307

			664,307

		Principal	Value
		amount°	(US $)
Sovereign Bonds Δ (continued)
Ivory Coast – 0.19%
Ivory Coast Government International Bond
144A 6.125% 6/15/33 #		4,700,000	$4,791,175

			4,791,175

Jordan – 0.07%
Jordan Government International Bond
144A 5.75% 1/31/27 #		1,830,000	1,819,944

			1,819,944

Malaysia – 0.34%
Malaysia Government Bond
3.844% 4/15/33	MYR	36,516,000	8,454,253

			8,454,253

Mexico – 0.74%
Mexican Bonos
5.75% 3/5/26	MXN	91,415,900	4,114,401
6.50% 6/9/22	MXN	200,610,000	9,776,300
10.00% 12/5/24	MXN	47,178,000	2,706,943
Mexico Government International Bond
4.15% 3/28/27		525,000	545,081
4.35% 1/15/47		1,700,000	1,627,750

			18,770,475

Mongolia – 0.08%
Mongolia Government International Bond
144A 5.625% 5/1/23 #		2,050,000	2,073,442

			2,073,442

Nigeria – 0.14%
Nigeria Government International Bond
144A 7.625% 11/28/47 #		780,000	839,073
144A 7.875% 2/16/32 #		2,300,000	2,605,440

			3,444,513

Poland – 0.04%
Republic of Poland Government Bond
3.25% 7/25/25	PLN	3,319,000	962,200

			962,200

Republic of Korea – 0.15%
Export-Import Bank of Korea
144A 3.00% 5/22/18 #	NOK	1,100,000	134,842
4.00% 6/7/27	AUD	530,000	415,343
Inflation Linked Korea Treasury Bond
1.125% 6/10/23	KRW	3,396,398,104	3,194,109

			3,744,294

Russia – 0.04%
Russian Foreign Bond – Eurobond
144A 4.75% 5/27/26 #		1,000,000	1,061,879

			1,061,879

Diversified Income Series-30

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Principal		Value
	amount°		(US $)

Sovereign Bonds Δ (continued)
Saudi Arabia – 0.11%
Saudi Government International Bond
144A 2.875% 3/4/23 #		2,738,000	$2,695,602

			2,695,602

South Africa – 0.36%
Republic of South Africa Government Bond 8.75% 1/31/44	ZAR	98,999,000	7,212,984
Republic of South Africa Government International Bond 5.875% 5/30/22		1,615,000	1,767,895

			8,980,879

Sri Lanka – 0.11%
Sri Lanka Government International Bond
144A 6.20% 5/11/27 #		1,355,000	1,433,209
144A 6.825% 7/18/26 #		1,205,000	1,328,893

			2,762,102

Turkey – 0.45%
Turkey Government Bond
11.10% 5/15/19	TRY	34,420,000	8,842,685
Turkey Government International Bond
3.25% 3/23/23		2,200,000	2,089,109
5.75% 5/11/47		500,000	488,361

			11,420,155

Ukraine – 0.27%
Ukraine Government International Bond
144A 7.375% 9/25/32 #		4,700,000	4,629,707
144A 7.75% 9/1/26 #		2,000,000	2,069,920

			6,699,627

United Kingdom – 0.02%
United Kingdom Gilt 3.50% 1/22/45	GBP	340,300	627,792

			627,792

Uruguay – 0.32%
Uruguay Government International Bond 144A 8.50% 3/15/28 #	UYU	54,953,000	1,919,335
144A 9.875% 6/20/22 #	UYU	164,733,000	6,077,076

			7,996,411

Total Sovereign Bonds (cost $134,655,090)			133,046,786

Supranational Banks – 0.70%
Asian Development Bank
3.50% 5/30/24	NZD	2,708,000	1,951,561
Banque Ouest Africaine de Developpement 144A
5.00% 7/27/27 #		2,320,000	2,414,865
Inter-American Development Bank
6.25% 6/15/21	IDR	106,600,000,000	7,862,613
International Bank for Reconstruction & Development
1.561% (LIBOR01M + 0.07%) 4/17/19 •		1,507,000	1,506,726

	Principal		Value
	amount°		(US $)

Supranational Banks (continued)
International Bank for Reconstruction & Development
2.50% 11/25/24		1,507,000	$1,509,075
3.375% 1/25/22	NZD	720,000	521,286
4.625% 10/6/21	NZD	1,123,000	849,179
International Finance
3.625% 5/20/20	NZD	472,000	343,527
3.75% 8/9/27	NZD	790,000	562,583

Total Supranational Banks (cost $17,536,258)			17,521,415

US Treasury Obligations – 3.37%
US Treasury Bonds
2.75% 8/15/47		45,390,000	45,405,460
2.75% 11/15/47		5,730,000	5,733,845
US Treasury Inflation Indexed Note
0.125% 4/15/22		25,929,557	25,760,592
US Treasury Notes
1.625% 10/15/20		2,965,000	2,938,786
2.25% 8/15/27		5,065,000	4,992,988

Total US Treasury Obligations (cost $84,302,764)			84,831,671

	Number of
	shares

Common Stock – 0.00%
Century Communications =†		2,500,000	0

Total Common Stock (cost $75,683)			0

Convertible Preferred Stock – 0.59%
A Schulman 6.00% exercise price
$52.33 y		805	749,632
American Tower 5.50% exercise price
$115.11, maturity date 2/15/18		2,260	284,195
AMG Capital Trust II 5.15% exercise price $200.00, maturity date 10/15/37		28,129	1,784,433
Bank of America 7.25% exercise price
$50.00 y		568	749,192
Becton Dickinson 6.125% exercise price
$211.80, maturity date 5/1/20		31,000	1,794,900
Crown Castle International 6.875% exercise price $115.20, maturity date 8/1/20		93	104,978
DTE Energy 6.50% exercise price $116.31, maturity date 10/1/19		24,034	1,296,875
El Paso Energy Capital Trust I 4.75% exercise price $50.00, maturity date 3/31/28		28,347	1,364,766
Electronics For Imaging 0.75% exercise price $52.72, maturity date 9/1/19		1,271,000	1,228,898

Diversified Income Series-31

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

	Number of	Value
	shares	(US $)

Convertible Preferred Stock (continued)
Huntington Bancshares 8.50% exercise price $11.95 y	415	$583,075
Kinder Morgan 9.75% exercise price
$32.38, maturity date 10/26/18	42,300	1,605,708
NextEra Energy
6.123% exercise price $159.55, maturity date 9/1/19	14,274	802,199
6.371% exercise price $114.03, maturity date 9/1/18	8,021	558,101
Wells Fargo & Co. 7.50% exercise price
$156.71 y	829	1,085,982
Welltower 6.50% exercise price
$57.42 y	15,877	950,556

Total Convertible Preferred Stock (cost $14,559,648)		14,943,490

Preferred Stock – 0.33%
General Electric 5.00% µy	4,996,000	5,155,123
Integrys Holdings 6.00% 8/1/73 µ	84,450	2,289,651
Morgan Stanley 5.55% µy	585,000	608,400
USB Realty 144A 2.506% (LIBOR03M + 1.147%) #y•	300,000	271,125

Total Preferred Stock (cost $7,949,872)		8,324,299

	Number of
	contracts

Options Purchased – 0.01%
Currency Call Options – 0.00%
USD vs KRW strike price KRW 1,130, expiration date 1/31/18, notional amount $303,706 (CITI)	5,627,000	3,977
USD vs MXN strike price MXN 19.50, expiration date 2/12/18, notional amount $1,822,981 (UBS)	2,935,000	75,610

		79,587

Currency Put Options – 0.01%
USD vs CNH strike price CNH 6.70, expiration date 1/19/18, notional amount $305,432 (BNP)	5,340,000	441
USD vs KRW strike price KRW 1,140, expiration date 1/22/18, notional amount $200,172 (BAML)	5,556,000	1,795
USD vs MXN strike price MXN 19.50, expiration date 1/17/18, notional amount $3,675,009 (BNP)	5,712,000	96,561

	Number of	Value
	contracts	(US $)
Options Purchased (continued)
Currency Put Options (continued)
USD vs SGD strike price SGD 1.37, expiration date 1/19/18, notional amount $660,751 (BNP)	6,515,000	$586

		99,383

Total Options Purchased (cost $411,218)		178,970

	Principal
	amount°

Short-Term Investments – 4.42%
Discount Notes – 0.95% ≠
Federal Home Loan Bank
1.176% 1/26/18	9,077,286	9,069,543
1.211% 2/5/18	7,204,195	7,195,284
1.235% 2/8/18	7,572,869	7,562,676

		23,827,503

Repurchase Agreements – 1.71%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $10,846,071 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $11,061,361).	10,844,469	10,844,469
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $27,114,787 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $27,653,406)	27,111,172	27,111,172
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $5,142,556 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $5,244,641)	5,141,796	5,141,796

		43,097,437

US Treasury Obligations – 1.76%
US Cash Management Bill 0.333% 1/2/18	33,040,159	33,040,159
US Treasury Bill 0.883% 1/11/18	11,388,274	11,384,936

		44,425,095

Total Short-Term Investments (cost $111,348,587)		111,350,035

Total Value of Securities – 101.05% (cost $2,518,595,359)	$2,544,876,649

Diversified Income Series-32

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2017, the aggregate value of Rule 144A securities was $674,768,854, which represents 26.79% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
◆	PassThrough Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2017. Rate will reset at a future date.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
y	No contractual maturity date.
†	Non-income producing security.
•	Variable rate investment. Rates reset periodically. Rates shown reflect the rate in effect at Dec.31,2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2017.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Dec. 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BAML	AUD	(8,965,013)	USD	6,868,500	1/12/18	$—	$(126,506)
BAML	CAD	(8,147,038)	USD	6,431,557	1/12/18	—	(51,493)
BAML	EUR	(2,671,741)	USD	3,124,607	1/12/18	—	(83,864)
BAML	JPY	(841,846,196)	USD	7,448,332	1/12/18	—	(28,413)
BAML	NZD	(11,737,239)	USD	8,141,899	1/12/18	—	(174,756)
BNP	AUD	(2,761,456)	USD	2,116,656	1/12/18	—	(37,987)
BNP	GBP	2,946,178	USD	(3,970,564)	1/12/18	9,103	—
BNP	IDR	(4,294,967,296)	USD	(4,337,662)	1/12/18	19,837	—
BNP	MXN	9,816,327	USD	(510,000)	1/12/18	—	(12,149)
BNP	NOK	24,762,868	USD	(2,913,870)	1/12/18	103,427	—
BNP	ZAR	(39,991,063)	USD	2,979,738	1/12/18	—	(245,142)
DB	BRL	19,290,546	USD	(5,812,614)	1/12/18	—	(6,847)
HSBC	EUR	1,780,728	USD	(2,080,603)	1/12/18	57,858	—
HSBC	GBP	17,095	USD	(22,603)	1/12/18	489	—
JPMC	KRW	(2,891,874,128)	USD	3,108,579	1/12/18	—	(153,536)
JPMC	PLN	(3,466,675)	USD	955,214	1/12/18	—	(40,698)
JPMC	SEK	(813,406)	USD	97,682	1/12/18	—	(1,562)
TD	AUD	7,260,820	USD	(5,558,796)	1/12/18	106,502	—
TD	JPY	1,093,304,905	USD	(9,668,093)	1/12/18	41,947	—

Total Foreign Currency Exchange Contracts						$339,163	$(962,953)

Diversified Income Series-33

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
(5)	Euro-OAT	(930,964)	(944,865)	3/9/18	13,901	—
(167)	Long Gilt	(28,220,457)	(28,037,184)	3/28/18	—	(183,273)
	US Treasury 5 yr
(590)	Notes	(68,536,797)	(68,622,707)	3/30/18	85,910	—
	US Treasury 10 yr
23	Notes	2,853,078	2,874,705	3/21/18	—	(21,627)
	US Treasury Long
(299)	Bonds	(45,747,000)	(45,153,696)	3/21/18	—	(593,304)

Total Futures Contracts			$(139,883,747)		$99,811	$(798,204)

Swap Contracts
CDS Contracts[2]

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Depreciation[4]
Over-The-Counter/ Protection Purchased:
HSBC-CDX.EM.27[5] 6/20/22 – Quarterly	4,883,950	1.00%	$8,384	$232,940	$(224,556)
Over-The-Counter/ Protection Sold/ Moody’s Ratings:
MSC-CMBX.NA.BBB-.6[6] 5/11/63 – Monthly	(10,305,000)	3.00%	(1,507,816)	(1,169,305)	(338,511)

Total CDS Contracts			$(1,499,432)	$(936,365)	$(563,067)

IRS Contracts7

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[3]	Fixed/Floating[8] Interest Rate Paid (Received)	Value	Unrealized Depreciation[4]
Centrally Cleared:
30 yr IRS 1/27/47 – (Semiannually/ Quarterly)	1,135,000	2.661%/(1.375%)	$(29,963)	$(29,963)
30 yr IRS 1/30/47 – (Semiannually/ Quarterly)	1,815,000	2.687%/(1.377%)	(57,814)	(57,814)
30 yr IRS 12/21/46 [6] – (Semiannually/ Quarterly)	4,415,000	2.767%/(1.642%)	(183,397)	(183,397)

Total IRS Contracts			$(271,174)	$(271,174)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

Diversified Income Series-34

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional amount shown is stated in US Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(27,986).

5Markit’s CDX Emerging Markets Index, or the CDX.EM Index is composed of 15 sovereign issuers from the following countries: Argentina, Brazil, Chile, China, Colombia, Indonesia, Malaysia, Mexico, Panama, Peru, Philippines, Russia, South Africa, Turkey, and Venezuela, which have S&P credit quality ratings of CCC and above.

6Markit’s CMBX Index or the CMBX.NA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

7An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

8Rate resets based on LIBOR03M.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

ARS – Argentine Peso

AUD – Australian Dollar

BADLARPP – Argentina Term Deposit Rate

BAML – Bank of America Merrill Lynch

BB – Barclays Bank

BBSW3M – Bank Bill Swap 3 Months

BNP – BNP Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CDX.EM – Credit Default Swap Index Emerging Market

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

CMBX.NA – Commercial Mortgaged-Backed Securities Index North America

CNH – Chinese Yuan

COP – Colombian Peso

DB – Deutsche Bank

EUR – European Monetary Unit

FHAVA – Federal Housing Administration and Veterans Administration

FREMF – Freddie Mac Multifamily

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

HSBC – Hong Kong Shanghai Bank

Diversified Income Series-35

Delaware VIP® Diversified Income Series

Schedule of investments (continued)

Summary of abbreviations (continued):

ICE – Intercontinental Exchange

IDR – Indonesian Rupiah

IRS – Interest Rate Swap

JPM – JPMorgan & Co.

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

MSC – Morgan Stanley Capital

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

OAT – Obligations Assimilables du Trésor

PLN – Polish Zloty

RBS – Royal Bank of Scotland

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

SEK – Swedish Krona

S.F. – Single Family

SGD – Singapore Dollar

TBA – To be announced

TD – Toronto Dominion Bank

TRY – Turkish Lira

USD – US Dollar

UYU – Uruguayan Peso

WF – Wells Fargo

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-36

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$2,433,347,644
Short-term investments, at value[2]	111,350,035
Foreign currencies, at value[3]	3,723,740
Options purchased, at value[4]	178,970
Cash collateral due from brokers	5,028,193
Cash	608,943
Receivable for securities sold	40,781,020
Dividends and interest receivables	20,742,410
Unrealized appreciation on foreign currency exchange contracts	339,163
Upfront payments paid on credit default swap contracts	232,940
Receivable for series shares sold	86,387
Swap payments receivable	10,048
Other assets[5]	1,305,392

Total assets	2,617,734,885

Liabilities:
Payable for securities purchased	89,473,262
Contingent liabilities[5]	4,351,308
Management fees payable to affiliates	1,232,699
Upfront payments received on credit default swap contracts	1,169,305
Unrealized depreciation on foreign currency exchange contracts	962,953
Unrealized depreciation on credit default swap contracts	563,067
Other accrued expenses payable	476,157
Distribution fees payable to affiliates	460,497
Cash collateral due to brokers	280,000
Variation margin due to broker on futures contracts	153,698
Payable for series shares redeemed	76,072
Swap payments payable	31,518
Variation margin due to brokers on centrally cleared interest rate swap contracts	21,298
Dividend disbursing and transfer agent fees and expenses payable to affiliates	15,942
Accounting and administration expenses payable to affiliates	8,422
Trustees’ fees and expenses payable to affiliates	6,308
Legal fees payable to affiliates	5,272
Audit and tax fees payable	5,059
Reports and statements to shareholders expenses payable to affiliates	1,826

Total liabilities	99,294,663

Total Net Assets	$2,518,440,222

Diversified Income Series-37

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Statement of assets and liabilities (continued)

Net Assets Consist of:
Paid-in capital	$2,468,066,757
Undistributed net investment income	73,950,854
Accumulated net realized loss	(47,719,797)
Net unrealized appreciation of investments	26,513,538
Net unrealized appreciation of foreign currencies	45,528
Net unrealized depreciation of foreign currency exchange contracts	(623,790)
Net unrealized depreciation of futures contracts	(698,393)
Net unrealized depreciation of options purchased	(232,248)
Net unrealized depreciation of swap contracts	(862,227)

Total Net Assets	$2,518,440,222

Net Asset Value:
Standard Class:
Net assets	$333,226,488
Shares of beneficial interest outstanding, unlimited authorization, no par	31,629,198
Net asset value per share	$10.54

Service Class:
Net assets	$2,185,213,734
Shares of beneficial interest outstanding, unlimited authorization, no par	208,884,206
Net asset value per share	$10.46

[1]Investments, at cost	$2,406,835,554
[2]Short-term investments, at cost	111,348,587
[3]Foreign currencies, at cost	3,680,093
[4]Options purchased, at cost	411,218
[5]See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-38

Delaware VIP® Trust —

Delaware VIP Diversified Income Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Interest	$92,688,916
Dividends	697,677
Foreign tax withheld	(115,503)

93,271,090

Expenses:
Management fees	13,980,838
Distribution expenses – Service Class	6,234,471
Accounting and administration expenses	600,128
Reports and statements to shareholders expenses	484,807
Legal fees	215,542
Dividend disbursing and transfer agent fees and expenses	201,974
Custodian fees	141,322
Trustees’ fees and expenses	114,113
Audit and tax	50,479
Registration fees	1,134
Other	152,885

22,177,693
Less waived distribution expenses – Service Class	(1,039,079)
Less expenses paid indirectly	(30,937)

Total operating expenses	21,107,677

Net Investment Income	72,163,413

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	8,383,792
Foreign currencies	184,743
Foreign currency exchange contracts	(1,128,081)
Futures contracts	(6,559,437)
Options purchased	(591,003)
Options written	709,250
Swap contracts	(1,660,434)

Net realized loss	(661,170)

Net change in unrealized appreciation (depreciation) of:
Investments	45,343,505
Foreign currencies	66,754
Foreign currency exchange contracts	(1,005,820)
Futures contracts	(837,456)
Options purchased	(232,248)
Swap contracts	(644,723)

Net change in unrealized appreciation (depreciation)	42,690,012

Net Realized and Unrealized Gain	42,028,842

Net Increase in Net Assets Resulting from Operations	$114,192,255

1Includes $110,568 capital gains taxes paid.

Delaware VIP Trust —

Delaware VIP Diversified Income Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$72,163,413	$53,367,960
Net realized gain (loss)	(661,170)	9,776,010
Net change in unrealized appreciation (depreciation)	42,690,012	7,367,075

Net increase in net assets resulting from operations	114,192,255	70,511,045

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(8,640,054)	(11,261,327)
Service Class	(49,949,320)	(58,403,940)

	(58,589,374)	(69,665,267)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	26,291,205	17,237,247
Service Class	209,535,772	128,123,758

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,640,054	11,261,327
Service Class	49,949,320	58,403,940

	294,416,351	215,026,272

Cost of shares redeemed:
Standard Class	(31,933,271)	(45,534,410)
Service Class	(36,521,555)	(103,873,311)

	(68,454,826)	(149,407,721)

Increase in net assets derived from capital share transactions	225,961,525	65,618,551

Net Increase in Net Assets	281,564,406	66,464,329

Net Assets:
Beginning of year	2,236,875,816	2,170,411,487

End of year	$2,518,440,222	$2,236,875,816

Undistributed net investment income	$73,950,854	$56,253,746

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-39

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Standard Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$10.29	$10.29	$10.84	$10.53	$11.07

Income (loss) from investment operations:
Net investment income[1]	0.34	0.27	0.35	0.33	0.33
Net realized and unrealized gain (loss)	0.19	0.09	(0.45)	0.22	(0.46)

Total from investment operations	0.53	0.36	(0.10)	0.55	(0.13)

Less dividends and distributions from:
Net investment income	(0.28)	(0.36)	(0.33)	(0.24)	(0.26)
Net realized gain	—	—	(0.12)	—	(0.15)

Total dividends and distributions	(0.28)	(0.36)	(0.45)	(0.24)	(0.41)

Net asset value, end of period	$10.54	$10.29	$10.29	$10.84	$10.53

Total return[2]	5.22%	3.52%	(1.08% )	5.32%	(1.26% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$333,226	$322,535	$339,023	$473,568	$489,953
Ratio of expenses to average net assets	0.66%	0.67%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets[3]	3.22%	2.63%	3.29%	3.09%	3.10%
Portfolio turnover	145%	247%	250%	252%	260%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-40

Delaware VIP® Diversified Income Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class
	Year Ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$10.22	$10.22	$10.77	$10.47	$11.00

Income (loss) from investment operations:
Net investment income[1]	0.31	0.25	0.32	0.31	0.30
Net realized and unrealized gain (loss)	0.18	0.08	(0.45)	0.21	(0.45)

Total from investment operations	0.49	0.33	(0.13)	0.52	(0.15)

Less dividends and distributions from:
Net investment income	(0.25)	(0.33)	(0.30)	(0.22)	(0.23)
Net realized gain	—	—	(0.12)	—	(0.15)

Total dividends and distributions	(0.25)	(0.33)	(0.42)	(0.22)	(0.38)

Net asset value, end of period	$10.46	$10.22	$10.22	$10.77	$10.47

Total return[2]	4.89%	3.28%	(1.34% )	4.98%	(1.42% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,185,214	$1,914,341	$1,831,388	$1,819,811	$1,536,240
Ratio of expenses to average net assets	0.91%	0.92%	0.92%	0.92%	0.92%
Ratio of expenses to average net assets prior to fees waived[3]	0.96%	0.97%	0.97%	0.97%	0.97%
Ratio of net investment income to average net assets	2.97%	2.38%	3.04%	2.84%	2.85%
Ratio of net investment income to average net assets prior to fees waived[3]	2.92%	2.33%	2.99%	2.79%	2.80%
Portfolio turnover	145%	247%	250%	252%	260%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-41

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and/or service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swaps options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017 and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec.31, 2017, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017, and matured on the next business day.

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the

Diversified Income Series-42

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At Dec. 31, 2017, the Series posted $271,000 in cash as collateral for open TBA transactions as of Dec. 31, 2017, which is included under “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes to foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $30,936 under this agreement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1 2017, the Series as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Series was charged $105,895 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

Diversified Income Series-43

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $180,422 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2017 through Dec. 31, 2017*, in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2017, the Series was charged $54,793 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2017 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between fund of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2017, the Series engaged in securities purchases of $68,963,886 and securities sales of $11,981,988, which resulted in net realized gains of $1,369.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$2,105,873,055
Purchases of US government securities	1,510,225,363
Sales other than US government securities	1,928,007,033
Sales of US government securities	1,456,721,177

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of Investments and Derivatives	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$2,519,936,299	$52,918,832	$(30,134,906)	$22,783,926

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

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Notes to financial statements (continued)

3. Investments (continued)

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$667,930,664	$1,171,490	$669,102,154
Collateralized Debt Obligations	—	62,570,967	—	62,570,967
Corporate Debt	—	1,275,541,776	—	1,275,541,776
Foreign Debt	—	166,289,866	—	166,289,866
Municipal Bonds	—	12,979,634	—	12,979,634
Loan Agreements[1]	—	131,957,816	6,805,971	138,763,787
US Treasury Obligations	—	84,831,671	—	84,831,671
Common Stock	—	—	—	—
Convertible Preferred Stock[1]	9,815,761	5,127,729	—	14,943,490
Preferred Stock	—	8,324,299	—	8,324,299
Option Purchased	—	178,970	—	178,970
Short-Term Investments	—	111,350,035	—	111,350,035

Total Value of Securities	$9,815,761	$2,527,083,427	$7,977,461	$2,544,876,649

Derivatives:*
Assets:
Foreign Currency Exchange Contracts	$—	$339,163	$—	$339,163
Futures Contracts	99,811	—	—	99,811
Liabilities:
Foreign Currency Exchange Contracts	—	(962,953)	—	(962,953)
Futures Contracts	(798,204)	—	—	(798,204)
Swap Contracts	—	(834,241)	—	(834,241)

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

*Foreign Currency Exchange contracts, Futures Contracts and Swap Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	—	99.82%	0.18%	100.00%
Loan Agreements	—	95.10%	4.90%	100.00%
Convertible Preferred Stock	65.69%	34.31%	—	100.00%

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Notes to financial statements (continued)

3. Investments (continued)

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of period in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as they are not considered significant to the Series’ net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 was as follows:

	Year ended
	12/31/17	12/31/16
Ordinary income	$58,589,374	$69,665,267

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,468,066,757
Undistributed ordinary income	74,352,553
Troubled debt litigation	(3,045,916)
Capital loss carryforwards	(43,717,098)
Net unrealized appreciation on investments, foreign currencies, and derivatives	22,783,926

Net assets	$2,518,440,222

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, straddle losses, amortization on convertible bonds, contingent payment debt instruments, tax treatment of CDS contracts, treasury inflation protected securities and deemed dividend income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, contingent payment debt instruments, amortization on convertible bonds, foreign capital gains tax, deemed dividend income and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2017, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$4,123,069	$(4,123,069)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for the tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At Dec. 31, 2017, capital loss carryforwards available to offset future realized gains were as follows:

Loss carryforward character No Expiration
Short-term	Long-term	Total
$22,152,596	$21,564,502	$43,717,098

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Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/17	12/31/16
Shares sold:
Standard Class	2,521,490	1,659,239
Service Class	20,249,530	12,404,945
Shares issued upon reinvestment of dividends and distributions:
Standard Class	841,290	1,101,891
Service Class	4,887,409	5,742,767

	28,499,719	20,908,842

Shares redeemed:
Standard Class	(3,067,813)	(4,371,189)
Service Class	(3,519,410)	(10,044,572)

	(6,587,223)	(14,415,761)

Net increase	21,912,496	6,493,081

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amount outstanding as of Dec. 31, 2017, or at any time during the period then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

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Notes to financial statements (continued)

8. Derivatives (continued)

During the year ended Dec. 31, 2017, the Series entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2017, the Series posted $1,704,000 in cash as margin for open futures contracts, which is presented on the “Statements of assets and liabilities” as “Cash collateral due from brokers.”

During the year ended Dec. 31, 2017, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended Dec. 31, 2017, the Series entered into option contracts to manage the Series’ exposure to changes in security prices caused by interest rates or market conditions.

Swap Contracts — The Series may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Series may invest in interest rate swap contracts to manage the Series’ sensitivity to interest rates or to hedge against changes in interest rates. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

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Notes to financial statements (continued)

8. Derivatives (continued)

During the year ended Dec. 31, 2017, the Series entered into interest rate swap contracts to manage the Series’ sensitivity to interest rate or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2017, the Series entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedule of investments,” at Dec. 31, 2017, the notional value of the protection sold was $10,305,000, which reflects the maximum potential amount the Series would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At Dec. 31, 2017, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Series can obtain occurrence of a credit event. At Dec. 31, 2017, the net unrealized depreciation of the protection sold was $(338,511).

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2017, the Series entered into CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Series/Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series/Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Dec. 31, 2017, the Series posted $993,193 in cash as collateral for certain open centrally cleared swap contracts, which is included under “Cash collateral due from brokers” on the “Statement of assets and liabilities.” At Dec. 31, 2017, for bilateral open derivatives contracts, the Series posted $2,060,000 in cash as collateral, which is included under “Cash collateral due from brokers” on the “Statement of assets and liabilities.” At Dec. 31, 2017, the Series received $280,000 in cash as collateral for certain open derivatives, which is included under “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

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Notes to financial statements (continued)

8. Derivatives (continued)

Fair values of derivative instruments as of Dec. 31, 2017 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$339,163	$—	$ —	$—	$339,163
Variation margin due to broker on futures contracts*	—	—	99,811	—	99,811
Options purchased, at value	178,970	—	—	—	178,970

Total	$518,133	$—	$99,811	$—	$617,944

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$962,953	$—	$ —	$ 962,953
Variation margin due to broker from futures contracts*	—	798,204	—	798,204
Variation margin due to brokers on centrally cleared interest rate swap contracts**	—	271,174	—	271,174
Unrealized depreciation on credit default swap contracts	—	—	563,067	563,067

Total	$962,953	$1,069,378	$563,067	$2,595,398

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through Dec. 31, 2017. Only current day variation margin is reported on the “Statement of assets and liabilities.”

**Includes cumulative appreciation (depreciation) of centrally cleared interest rate swap contracts from the date the contracts were opened through Dec. 31, 2017. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2017 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(1,128,081)	$—	$(137,345)		$—	$(1,265,426)
Equity contracts	—	(2,300,029)	—	—	—	(2,300,029)
Interest rate contracts	—	(4,259,408)	(453,658)	709,250	(1,486,643)	(5,490,459)
Credit contracts	—	—	—	—	(173,791)	(173,791)

Total	$(1,128,081)	$(6,559,437)	$(591,003)	$709,250	$(1,660,434)	$(9,229,705)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swaps Contracts	Total
Currency contracts	$(1,005,820)	$—	$ —	$—	$(1,005,820)
Interest rate contracts	—	(837,456)	(232,248)	(99,875)	(1,169,579)
Credit contracts	—	—	—	(544,848)	(544,848)

Total	$(1,005,820)	$(837,456)	$(232,248)	$(644,723)	$(2,720,247)

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Notes to financial statements (continued)

8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2017:

	Long Derivatives Volume		Short Derivatives Volume
Foreign currency exchange contracts (average cost)	USD	59,124,238	USD	57,189,887
Futures contracts (average notional value)		119,441,126		115,984,933
Options contracts (average notional value)		89,769		153,188
CDS contracts (average notional value)*		14,404,921		6,343,207
Interest rate swap contracts (average notional value)**	USD	—		10,234,502

* Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2017, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position(a)
Bank of America Merrill Lynch	$ —	$(546,738)	$(546,738)
BNP Paribas	132,367	(392,108)	(259,741)
Citigroup Global Markets	—	(68,274)	(68,274)
Deutsche Bank	—	(6,847)	(6,847)
Hong Kong Shanghai Bank	58,347	(224,556)	(166,209)
JPMorgan Chase Bank	—	(195,796)	(195,796)
Morgan Stanley Capital	—	(338,511)	(338,511)
Toronto Dominion Bank	148,449	—	148,449
UBS	14,562	—	14,562
Total	$353,725	$(1,772,830)	$(1,419,105)

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Notes to financial statements (continued)

9. Offsetting (continued)

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities (continued)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$ (546,738)	$—	$ —	$—	$390,000	$(156,738)
BNP Paribas	(259,741)	—	—	—	—	(259,741)
Citigroup Global Markets	(68,274)	—	—	—	68,274	—
Deutsche Bank	(6,847)	—	—	—	—	(6,847)
Hong Kong Shanghai Bank	(166,209)	—	—	—	—	(166,209)
JPMorgan Chase Bank	(195,796)	—	—	—	195,796	—
Morgan Stanley Capital	(338,511)	—	—	—	338,511	—
Toronto Dominion Bank	148,449	—	(120,000)	—	—	28,449
UBS	14,562	—	—	—	—	14,562
Total	$(1,419,105)	$—	$(120,000)	$—	$992,581	$(546,524)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(b)	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$10,844,469	$(10,844,469)	$—	$(10,844,469)	$—
Bank of Montreal	27,111,172	(27,111,172)	—	(27,111,172)	—
BNP Paribas	5,141,796	(5,141,796)	—	(5,141,796)	—
Total	$43,097,437	$(43,097,437)	$—	$(43,097,437)	$—

(a) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

(b) The value of the related collateral received exceeded the value of the net position and repurchase agreements as of Dec. 31, 2017.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series.The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral

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Notes to financial statements (continued)

10. Securities Lending (continued)

shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent, and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally

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Notes to financial statements (continued)

11. Credit and Market Risk (continued)

accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. We believe the matter subject to the litigation notice may lead to a recovery from the Series of certain amounts received by the Series because a US Court of Appeals has ruled that the Series and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Series should not have received payment in full. Based upon currently available information related to the litigation and the Series’ potential exposure, the Series recorded a contingent liability of $4,351,308 and an asset of $1,305,392 based on the expected recoveries to unsecured creditors as of Dec. 31, 2017 that resulted in a net decrease in the Series’ NAV to reflect this potential recovery.

14. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017 that would require recognition or disclosure in the Series’ financial statements.

Diversified Income Series-54

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Diversified Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

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Delaware VIP® Trust — Delaware VIP Diversified Income Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Diversified Income Series investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Lipper currently classifies the Series as a core plus bond fund. Management believes that it would be more appropriate to include the Series in the general bond funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of all underlying variable insurance product core plus bond funds, and the other, consisting of all underlying variable insurance product general bond funds. When compared to other core plus bond funds, the Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5-year period was in the third quartile of its Performance Universe. When compared to other general bond funds, the Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that Series’ total return for the 3- and 5-year periods was in the third quartile of its Performance Universe. The Board observed that, when compared to other general bond funds, the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

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Delaware VIP® Trust — Delaware VIP Diversified Income Series

Other Series information (Unaudited)

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

When compared to other core plus bond funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. When compared to other core plus bond/general bond/ high yield funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2018 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders..

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Diversified Income Series-57

Delaware FundsSM by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE
Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee, and Governance Committee Member — Community Health Systems

Director —

Drexel Morgan & Co.

Director, Audit Committee Member — vTv Therapeutics LLC

Director —

FS Credit Real

Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

Diversified Income Series-58

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President —U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director —HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship —Okabena Company
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Diversified Income Series-59

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/ vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPDIVINC 21743 (2/18) (413178)	Diversified Income Series-60

Delaware VIP® Trust

Delaware VIP Emerging Markets Series

December 31, 2017

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	5

Security type / country and sector allocations	6

Schedule of investments	7

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	14

Report of independent registered public accounting firm	23

Other Series information	24

Board of trustees/directors and officers addendum	26

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Portfolio management review	January 9, 2018

For the fiscal year ended Dec. 31, 2017, Delaware VIP Emerging Markets Series (the “Series”) returned +40.55% for Standard Class shares and +40.22% for Service Class shares (both returns reflect reinvestment of all dividends). By comparison, the Series’ benchmark, the MSCI Emerging Markets Index, returned +37.75% (gross) and +37.28% (net) for the same period.

The MSCI Emerging Markets Index rose sharply during the fiscal year ended Dec. 31, 2017, outpacing developed market equities, as measured by the MSCI EAFE Index (net). Just prior to the fiscal period, emerging markets fell in November 2016, following the US presidential election that resulted in a surprise victory for Donald Trump, triggering both a rise in US bond yields and an appreciation of the US dollar. These, in turn, negatively affected emerging market equities and currencies. By early 2017, however, concerns surrounding the Trump administration’s policy agenda seemed to subside. Fund flows into emerging markets were generally robust, supported by stabilizing economic data, rising earnings expectations, and modest US dollar weakness.

The fiscal period began with a sharp rebound in Asia, which outperformed other regions, while Latin America lagged. China had strong performance for the fiscal year, driven by improving economic data and diminishing concern about currency depreciation.

India began the fiscal year with its equity market and currency rebounding strongly from a selloff in November 2016 that the government’s demonetization of high-value currency notes had triggered. Later in the fiscal period, Indian equities lagged the broader MSCI Emerging Markets Index because of the short-term negative effect of a new goods-and-services tax.

Russian equities overall underperformed for the fiscal year, as range-bound oil prices held the energy sector’s performance in check.

In Latin America, Brazil and Mexico trailed the benchmark index for the fiscal year. Brazil faced ongoing headwinds related to corruption charges against President Michel Temer. The resulting political uncertainty appeared to cloud the outlook for his reform agenda. Mexico’s stock market had a volatile year, initially plunging in the aftermath of Donald Trump’s election. Equities broadly rebounded, however, when political tensions with the United States appeared to ease. Late in the fiscal period, Mexico once again underperformed as a major earthquake and North American Free Trade Agreement (NAFTA) negotiations weighed on sentiment despite improving consumer confidence and subsiding inflationary pressures.

India was the main driver of the Series’ outperformance during the fiscal year, due to favorable stock selection. Reliance Industries helped drive performance as its core refining and petrochemicals businesses performed well, while its mobile telecommunications business continued to gain subscriber market share. In our view, Reliance Industries is among the most cost-competitive refiners and petrochemicals manufacturers globally. We expect the company’s earnings to grow through capacity expansion in these businesses and we also hold a favorable view on its ventures in telecommunications and retail.

Taiwan contributed to the Series’ performance due to favorable stock selection and an underweight allocation. MediaTek outperformed as it has developed lower-cost smartphone chips that are expected to bolster profit margins. Shares of FIT Hon Teng, a recently listed company, rose in sympathy with positive sentiment in the communications sector.

Brazil also contributed to the Series’ performance due to favorable stock selection. Shares of B2W appreciated due to optimism about the company’s shift in sales strategy and Brazil’s improving economic outlook. We continue to believe that B2W is well positioned for structural growth in Brazil’s ecommerce industry, which is still in its early stages of development.

Among sectors, information technology, financials, and energy were the primary contributors to the Series’ performance.

In China, both the Series’ underweight allocation and stock selection detracted from relative performance; most notably, the Series’ underweight position in Tencent Holdings and Alibaba Group. Both companies’ growth has exceeded expectations, contributing to strong share price performance.

The Series’ overweight allocation and stock selection in Mexico were unfavorable. Among stocks, shares of Grupo Televisa declined due to softness in advertising revenue. We believe that the company’s cable franchise remains attractive, however, and consider the stock undervalued.

South Africa also detracted from the Series’ relative performance. During the fourth quarter of 2017, optimism about the African National Congress’ party election supported both equities and the currency. Given the Series’ underweight exposure here, we did not participate in the rally. In addition, shares of Naspers, in which the Series is significantly underweight, rose in sympathy with Tencent (Naspers owns a large stake in Tencent).

On a sector basis, consumer discretionary detracted the most from performance due to the Series’ significant underweight of Naspers, as well as the Series’ holding of Grupo Televisa as discussed above.

Emerging Markets Series-1

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Portfolio management review (continued)

Our positive long-term view on emerging markets remains intact. Despite ongoing political concerns in many parts of the world, we believe that monetary and fiscal policies, coupled with government reform measures, should provide support for emerging economies. We continue to believe that the Chinese economy will muddle through, supported by structural growth in consumption, improvement in living standards, and targeted policies from the government.

Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. Among countries, we currently hold overweight positions in South Korea, Brazil, and Mexico. Conversely, we are currently underweight Taiwan, South Africa, and China. We currently favor the technology and telecommunications sectors with an underweight position in the financials sector.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

Emerging Markets Series-2

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Emerging Markets Series
Average annual total returns
For periods ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 1, 1997)	+40.55%	+11.04%	+6.75%	+2.67%	+8.11%

Service Class shares (commenced operations on May 1, 2000)	+40.22%	+10.75%	+6.49%	+2.41%	+10.61%

MSCI Emerging Markets Index (gross)	+37.75%	+9.50%	+4.73%	+2.02%	n/a

MSCI Emerging Markets Index (net)	+37.28%	+9.10%	+4.35%	+1.68%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.61%, while total operating expenses for Standard Class and Service Class shares were 1.40% and 1.70%, respectively. The management fee for Standard Class and Service Class shares was 1.25%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 1.36% of the Series’ average daily net assets from May 1, 2017 through Dec. 31, 2017.* Prior to May 1, 2017, the expenses were capped at 1.35% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

Emerging Markets Series-3

Delaware VIP® Emerging Markets Series

Performance summary (continued)

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
—Delaware VIP Emerging Markets Series (Standard Class)	$10,000	$13,012
- -MSCI Emerging Markets Index (gross)	$10,000	$12,219
---MSCI Emerging Markets Index (net)	$10,000	$11,815

The graph shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from Dec. 31, 2007 through Dec. 31, 2017.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from Dec. 31, 2007 through Dec. 31, 2017. The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Emerging Markets Series-4

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Disclosure of Series expenses

For the six-month period from July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,174.30	1.37%	$7.51
Service Class	1,000.00	1,172.80	1.62%	8.87
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,018.30	1.37%	$6.97
Service Class	1,000.00	1,017.04	1.62%	8.24

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Emerging Markets Series-5

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Security type / country and sector allocations

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	91.38%
Argentina	5.12%
Bahrain	0.11%
Brazil	13.74%
Chile	0.88%
China/Hong Kong	19.37%
India	7.47%
Malaysia	1.14%
Mexico	4.40%
Peru	0.26%
Republic of Korea	20.27%
Russia	5.82%
South Africa	1.35%
Taiwan	7.29%
Thailand	0.91%
Turkey	1.03%
United Kingdom	0.52%
United States	1.70%
Exchange-Traded Fund	0.92%
Preferred Stock by Country	6.55%
Brazil	1.59%
Republic of Korea	3.17%
Russia	1.79%
Participation Notes	0.00%
Short-Term Investments	0.89%
Total Value of Securities	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%

Common stock, preferred stock, and participation notes by sector²	Percentage of net assets
Consumer Discretionary	8.26%
Consumer Staples	7.43%
Energy	13.97%
Financials	9.67%
Healthcare	0.89%
Industrials	2.96%
Information Technology*	33.71%
Materials	5.45%
Real Estate	3.31%
Telecommunication Services	10.79%
Utilities	1.49%
Total	97.93%

² Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

* To monitor compliance with the Series’ concentration guidelines, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, Internet, semiconductors, electronics, and software. As of Dec. 31, 2017, such amounts, as a percentage of total net assets, were 16.56%, 15.86%, 1.14% and 0.15%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Emerging Markets Series-6

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Schedule of investments

December 31, 2017

	Number of	Value
	shares	(US $)

Common Stock – 91.38% Δ
Argentina – 5.12%
Arcos Dorados Holdings Class A †	449,841	$4,655,854
Cablevision Holding GDR †	262,838	6,576,180
Cresud ADR	328,977	7,267,102
Grupo Clarin GDR 144A #	77,680	458,032
IRSA Inversiones y
Representaciones ADR	430,000	12,728,000
Pampa Energia ADR †	44,500	2,993,960

		34,679,128

Bahrain – 0.11%
Aluminium Bahrain GDR 144A #	91,200	737,626

		737,626

Brazil – 13.74%
AES Tiete Energia	330,193	1,269,169
Atacadao Distribuicao Comercio e
Industria †	532,600	2,448,570
B2W Cia Digital †	2,553,158	15,778,764
Banco Bradesco ADR	726,000	7,434,240
Banco Santander Brasil ADR	368,200	3,560,494
BRF ADR †	341,500	3,845,290
Centrais Eletricas Brasileiras †	711,800	4,150,074
Cia Brasileira de Distribuicao ADR	395,790	9,328,770
Cyrela Brazil Realty Empreendimentos e
Participacoes	266,900	1,063,706
Gerdau ADR	444,900	1,655,028
Hypermarcas	553,000	6,001,628
Itau Unibanco Holding ADR	732,050	9,516,650
Petroleo Brasileiro ADR †	488,906	5,030,843
Rumo†	234,448	916,702
Telefonica Brasil ADR	392,181	5,816,044
TIM Participacoes ADR	500,000	9,655,000
Vale	457,197	5,549,049

		93,020,021

Chile – 0.88%
Sociedad Quimica y Minera de Chile
ADR	100,000	5,937,000

		5,937,000

China/Hong Kong – 19.37%
Alibaba Group Holding ADR †	75,000	12,932,250
Baidu ADR †	49,200	11,523,132
China Mengniu Dairy	1,448,000	4,301,337
China Mobile ADR	200,000	10,108,000
China Petroleum & Chemical	2,260,000	1,655,299
China Petroleum & Chemical ADR	42,234	3,098,709
Ctrip.com International ADR †	130,000	5,733,000
JD.com ADR †	91,700	3,798,214
Kunlun Energy	4,622,900	4,804,759
PetroChina Class H	3,000,000	2,086,042
SINA †	200,000	20,062,000
Sohu.com †	491,279	21,296,945
Tencent Holdings	412,500	21,350,156

	Number of	Value
	shares	(US $)
Common Stock Δ (continued)
China/Hong Kong (continued)
Tianjin Development Holdings	35,950	$17,032
Tingyi Cayman Islands Holding	1,706,000	3,319,045
Weibo ADR †	40,000	4,138,400
ZhongAn Online P&C Insurance Class H
144A #†	109,400	966,435

		131,190,755

India – 7.47%
Indiabulls Real Estate GDR †	44,628	155,930
MakeMytrip†	92,468	2,760,169
RattanIndia Infrastructure GDR †	131,652	15,779
Reliance Industries	1,600,000	23,062,979
Reliance Industries GDR 144A #	860,000	24,414,757
Sify Technologies ADR	91,200	162,336

		50,571,950

Malaysia – 1.14%
Hong Leong Bank	1,549,790	6,510,114
UEM Sunrise †	4,748,132	1,217,846

		7,727,960

Mexico – 4.40%
America Movil Class L ADR	213,289	3,657,906
Cemex ADR †	506,188	3,796,410
Fomento Economico Mexicano ADR	98,307	9,231,027
Grupo Financiero Banorte Class O	754,700	4,142,646
Grupo Lala	606,200	852,148
Grupo Televisa ADR	432,500	8,074,775

		29,754,912

Peru – 0.26%
Cia de Minas Buenaventura ADR	125,440	1,766,195

		1,766,195

Republic of Korea –20.27%
CJ	45,695	7,736,641
Hite Jinro	150,000	3,376,769
KB Financial Group ADR †	134,209	7,852,569
KCC	3,272	1,164,478
LG Display ADR †	188,309	2,591,132
LG Electronics †	62,908	6,219,976
LG Uplus	500,000	6,538,695
Lotte	69,206	4,220,403
Lotte Chilsung Beverage	1,421	1,764,055
Lotte Confectionery †	8,599	1,172,719
NCSoft	7,931	3,315,233
Netmarble Games 144A #†	6,022	1,057,852
Samsung Electronics	19,654	46,696,160
Samsung Life Insurance	71,180	8,257,797
SK Hynix	180,000	12,784,740
SK Telecom	16,491	4,112,930
SK Telecom ADR	660,000	18,420,600

		137,282,749

Russia – 5.82%
Enel Russia PJSC GDR	15,101	19,122

Emerging Markets Series-7

Delaware VIP® Emerging Markets Series

Schedule of investments (continued)

	Number of	Value
	shares	(US $)

Common Stock Δ (continued)
Russia (continued)
Etalon Group GDR 144A #	354,800	$1,064,400
Gazprom PJSC ADR	783,900	3,445,944
LUKOIL PJSC ADR (London International
Exchange)	133,500	7,606,284
MegaFon PJSC GDR	234,178	2,166,147
Mobile TeleSystems PJSC ADR	154,402	1,573,356
Sberbank of Russia PJSC	3,308,402	12,929,321
Surgutneftegas OJSC ADR	294,652	1,383,115
T Plus =†	25,634	0
VEON ADR	692,688	2,659,922
Yandex Class A †	200,000	6,550,000

		39,397,611

South Africa – 1.35%
ArcelorMittal South Africa †	374,610	117,174
Impala Platinum Holdings †	500,000	1,311,286
Sun International †	168,124	820,110
Tongaat Hulett	182,915	1,694,690
Vodacom Group	444,868	5,217,109

		9,160,369

Taiwan – 7.29%
Formosa Chemicals & Fibre	2,128,998	7,345,055
Hon Hai Precision Industry	1,605,706	5,105,486
MediaTek	1,045,000	10,272,139
President Chain Store	890,000	8,476,093
Taiwan Semiconductor Manufacturing	2,375,864	18,192,169

		49,390,942

Thailand – 0.91%
Bangkok Bank-Foreign	638,091	4,287,878
PTT Exploration & Production – Foreign	617,051	1,893,375

		6,181,253

	Number of	Value
	shares	(US $)

Common Stock Δ (continued)
Turkey – 1.03%
Turkcell Iletisim Hizmetleri	730,024	$2,976,655
Turkiye Sise ve Cam Fabrikalari	3,243,612	4,019,169

		6,995,824

United Kingdom – 0.52%
Anglo American ADR	92,815	960,635
Griffin Mining †	1,642,873	2,584,116

		3,544,751

United States – 1.70%
Altaba†	157,300	10,987,406
Avon Products †	241,200	518,580

		11,505,986

Total Common Stock (cost $499,439,025)		618,845,032

Exchange-Traded Fund –0.92%
iShares MSCI Turkey ETF	143,000	6,214,780

Total Exchange-Traded Fund (cost $5,709,139)		6,214,780

Preferred Stock – 6.55% Δ
Brazil – 1.59%
Braskem Class A 2.83%	288,768	3,732,020
Centrais Eletricas Brasileiras Class B 8.21%	233,700	1,599,286
Gerdau 0.44%	389,400	1,453,309
Petroleo Brasileiro Class A ADR †	403,795	3,969,305

		10,753,920

Republic of Korea – 3.17%
CJ 1.87%	28,030	2,018,694
Samsung Electronics 1.33%	9,995	19,464,387

		21,483,081

Russia – 1.79%
Transneft PJSC 4.49%	3,887	12,134,860

		12,134,860

Total Preferred Stock (cost $25,904,201)		44,371,861

Emerging Markets Series-8

Delaware VIP® Emerging Markets Series

Schedule of investments (continued)

	Number of	Value
	shares	(US $)

Participation Notes – 0.00%
Lehman Indian Oil
CW 12 LEPO 144A =†	100,339	$0
Lehman Oil & Natural Gas
CW 12 LEPO =†	146,971	0

Total Participation Notes (cost $4,952,197)		0

	Principal
	amount°

Short-Term Investments – 0.89%
Repurchase Agreements – 0.89%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $1,526,438 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $1,556,737)	1,526,212	1,526,212
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $3,816,040 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $3,891,843)	3,815,531	3,815,531

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $723,745 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $738,112)	723,639	$723,639

		6,065,382

Total Short-Term Investments (cost $6,065,382)		6,065,382

Total Value of Securities – 99.74% (cost $542,069,944)	$675,497,055

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2017, the aggregate value of Rule 144A securities was $28,699,102, which represents 4.24% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
†	Non-income producing security.

Summary of Abbreviations:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

LEPO – Low Exercise Price Option

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-9

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$669,431,673
Short-term investments, at value[2]	6,065,382
Foreign currencies, at value[3]	3,261,394
Cash	2,128
Dividends and interest receivable	1,366,677
Receivable for series shares sold	537,338
Foreign tax reclaims receivable	2,756
Prepaid legal fees to affiliates	4,400

Total assets	680,671,748

Liabilities:
Payable for series shares redeemed	474,463
Investment management fees payable	600,544
Other accrued expenses	323,257
Distribution fees payable to affiliates	80,353
Audit and tax fees payable	6,153
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,221
Accounting and administration expenses payable to affiliates	2,480
Trustees’ fees and expenses payable	1,675
Reports and statements to shareholders expenses payable to affiliates	490
Deferred capital gains tax	1,952,376

Total liabilities	3,446,012

Total Net Assets	$677,225,736

Net Assets Consist of:
Paid-in capital	$534,651,591
Undistributed net investment income	9,761,518
Accumulated net realized gain on investments	1,281,709
Net unrealized appreciation of investments[4]	131,474,735
Net unrealized appreciation of foreign currencies	56,183

Total Net Assets	$677,225,736

Standard Class:
Net assets	$291,018,856
Shares of beneficial interest outstanding, unlimited authorization, no par	11,613,460
Net asset value per share	$25.06

Service Class:
Net assets	$386,206,880
Shares of beneficial interest outstanding, unlimited authorization, no par	15,468,676
Net asset value per share	$24.97

[1] Investments, at cost	536,004,562
[2] Short-term investments, at cost	$6,065,382
[3] Foreign currencies, at cost	3,209,116
[4] Includes deferred capital gains tax payable	1,952,376

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-10

Delaware VIP® Trust —

Delaware VIP Emerging Markets Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Dividends	$24,656,150
Interest	5,411
Foreign tax withheld	(1,755,354)

22,906,207

Expenses:
Management fees	7,565,439
Distribution expenses - Service Class	1,088,852
Custodian fees	397,985
Accounting and administration expenses	160,853
Reports and statements to shareholders	86,191
Dividend disbursing and transfer agent fees and expenses	51,457
Legal fees	48,716
Audit and tax	46,520
Trustees’ fees and expenses	28,773
Registration fees	445
Other	22,396

9,497,627
Less waived distribution expenses - Service Class	(181,475)
Less expenses waived	(146,698)
Less expenses paid indirectly	(1)

Total operating expenses	9,169,453

Net Investment Income	13,736,754

Net Realized and Unrealized Gain:
Net realized gain on:
Investments	10,310,299
Foreign currencies	116,537
Foreign currency exchange contracts	13,521

Net realized gain	10,440,357

Net change in unrealized appreciation (depreciation) of:
Investments*	175,069,123
Foreign currencies	132,646

Net change in unrealized appreciation (depreciation)	175,201,769

Net Realized and Unrealized Gain	185,642,126

Net Increase in Net Assets Resulting from Operations	$199,378,880

* Includes $1,186,296 increase in capital gains tax accrued.

Delaware VIP Trust —

Delaware VIP Emerging Markets Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,736,754	$1,906,075
Net realized gain (loss)	10,440,357	(7,723,030)
Net change in unrealized appreciation (depreciation)	175,201,769	71,998,196

Net increase in net assets resulting from operations	199,378,880	66,181,241

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,380,619)	(2,030,270)
Service Class	(1,408,749)	(2,640,795)

Net realized gain:
Standard Class	—	(4,039,055)
Service Class	—	(6,943,628)

	(2,789,368)	(15,653,748)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	44,659,187	27,763,272
Service Class	25,104,978	20,375,722

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,380,619	6,069,325
Service Class	1,408,749	9,584,423

	72,553,533	63,792,742

Cost of shares redeemed:
Standard Class	(30,228,125)	(28,056,005)
Service Class	(68,865,323)	(61,248,819)

	(99,093,448)	(89,304,824)

Decrease in net assets derived from capital share transactions	(26,539,915)	(25,512,082)

Net Increase in Net Assets	170,049,597	25,015,411

Net Assets:
Beginning of year	507,176,139	482,160,728

End of year	$677,225,736	$507,176,139

Undistributed (distributions in excess of) net investment income	$9,761,518	$(1,316,393)

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-11

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$17.94	$16.27	$19.54	$21.47	$19.84

Income (loss) from investment operations:
Net investment income[1]	0.53	0.09	0.13	0.13	0.14
Net realized and unrealized gain (loss)	6.72	2.15	(2.86)	(1.84)	1.84

Total from investment operations	7.25	2.24	(2.73)	(1.71)	1.98

Less dividends and distributions from:
Net investment income	(0.13)	(0.19)	(0.16)	(0.14)	(0.35)
Net realized gain	—	(0.38)	(0.38)	(0.08)	—

Total dividends and distributions	(0.13)	(0.57)	(0.54)	(0.22)	(0.35)

Net asset value, end of period	$25.06	$17.94	$16.27	$19.54	$21.47

Total return[2]	40.55%	13.93%	(14.51% )	(8.06% )	10.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$291,019	$196,918	$172,098	$172,200	$175,134
Ratio of expenses to average net assets	1.36%	1.37%	1.37%	1.38%	1.41%
Ratio of expenses to average net assets prior to fees waived[3]	1.38%	1.40%	1.37%	1.38%	1.41%
Ratio of net investment income to average net assets	2.40%	0.53%	0.70%	0.62%	0.68%
Ratio of net investment income to average net assets prior to fees waived[3]	2.38%	0.50%	0.70%	0.62%	0.68%
Portfolio turnover	6%	8%	6%	5%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-12

Delaware VIP® Emerging Markets Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$17.88	$16.21	$19.48	$21.40	$19.78

Income (loss) from investment operations:
Net investment income[1]	0.48	0.05	0.08	0.08	0.09
Net realized and unrealized gain (loss)	6.69	2.14	(2.86)	(1.84)	1.83

Total from investment operations	7.17	2.19	(2.78)	(1.76)	1.92

Less dividends and distributions from:
Net investment income	(0.08)	(0.14)	(0.11)	(0.08)	(0.30)
Net realized gain	—	(0.38)	(0.38)	(0.08)	—

Total dividends and distributions	(0.08)	(0.52)	(0.49)	(0.16)	(0.30)

Net asset value, end of period	$24.97	$17.88	$16.21	$19.48	$21.40

Total return[2]	40.22%	13.68%	(14.77% )	(8.26% )	9.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$386,207	$310,258	$310,063	$362,469	$406,571
Ratio of expenses to average net assets	1.61%	1.62%	1.62%	1.63%	1.66%
Ratio of expenses to average net assets prior to fees waived[3]	1.68%	1.70%	1.67%	1.68%	1.71%
Ratio of net investment income to average net assets	2.15%	0.28%	0.45%	0.37%	0.43%
Ratio of net investment income to average net assets prior to fees waived[3]	2.08%	0.20%	0.40%	0.32%	0.38%
Portfolio turnover	6%	8%	6%	5%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-13

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and/or service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017 and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of operations. During the year ended Dec. 31, 2017, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017, and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of

Emerging Markets Series-14

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The realized gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series received no earnings credits under this agreement.

The Series may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1 under this agreement.

During the year ended Dec. 31, 2017, the Series frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Series maintains a negative cash balance and the Series’ investments decrease in value, the Series’ losses will be greater than if the Series did not maintain a negative cash balance. The Series is required to pay interest to the custodian on negative cash balances. During the year ended Dec. 31, 2017, the Series had an average outstanding overdraft balance equal to 1.28% of its average net assets for which it was charged interest of $216,844, which is included on the “Statement of operations” under “Custodian fees.” The average borrowing rate charged on the overdraft was 2.79%.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 1.25% on the first $500 million of average daily and paid monthly net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 1.36% of the Series’ average daily net assets from May 1, 2017 through Dec. 31, 2017.* Prior to May 1, 2017, the expenses were capped at 1.35% of the Series’ average daily net assets. These expense waivers and reimbursements may only be terminated by agreement of DMC and the Series.

Emerging Markets Series-15

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Series as well as other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of average daily net assets in excess of $45 billion (Total Fee). Each Series in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Series in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Nov. 30, 2017, the Series was charged $27,730 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $45,721 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid directly by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive the 12b-1 fees from Jan. 1, 2017 through Dec. 31, 2017* in order to limit the 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. These amounts are included on the “Statement of operations” under “Legal fees.” For the year ended Dec. 31, 2017, the Series was charged $14,392 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

* The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$33,830,762
Sales	75,167,960

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$554,606,428	$237,689,065	$(116,798,438)	$120,890,627

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the

Emerging Markets Series-16

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

3. Investments (continued)

circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Argentina	$34,221,096	$458,032	$—	$34,679,128
Bahrain	—	737,626	—	737,626
Brazil	93,020,021	—	—	93,020,021
Chile	5,937,000	—	—	5,937,000
China/Hong Kong	96,009,695	35,181,060	—	131,190,755
India	3,078,435	47,493,515	—	50,571,950
Malaysia	6,510,114	1,217,846	—	7,727,960
Mexico	29,754,912	—	—	29,754,912
Peru	1,766,195	—	—	1,766,195
Republic of Korea	50,309,180	86,973,569	—	137,282,749
Russia	12,949,425	26,448,186	—	39,397,611
South Africa	1,811,864	7,348,505	—	9,160,369
Taiwan	—	49,390,942	—	49,390,942
Thailand	6,181,253	—	—	6,181,253
Turkey	—	6,995,824	—	6,995,824
United Kingdom	3,544,751	—	—	3,544,751
United States	11,505,986	—	—	11,505,986
Exchange-Traded Fund	6,214,780	—	—	6,214,780
Preferred Stock[1]	12,772,614	31,599,247	—	44,371,861
Participation Notes	—	—	—	—
Short-Term Investments	—	6,065,382	—	6,065,382

Total Value of Securities	$375,587,321	$299,909,734	$—	$675,497,055

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 28.79% and 71.21%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

As a result of utilizing international fair value pricing at Dec. 31, 2017, a portion of the common stock in the portfolio was categorized as Level 2.

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing

Emerging Markets Series-17

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

3. Investments (continued)

international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 was as follows:

	Year ended 12/31/17	Year ended 12/31/16
Ordinary income	$2,789,368	$4,695,146
Long-term capital gain	—	10,958,602

	$2,789,368	$15,653,748

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$534,651,591
Undistributed ordinary income	21,683,518
Unrealized appreciation on investments, foreign currencies, and derivatives	120,890,627

Net assets	$677,225,736

The differences between the book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on investments in passive foreign investment companies (PFICs) and securities no longer considered PFICs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and sale of securities no longer considered PFICs. Results of operations and net assets were not affected by these classification. For the year ended Dec. 31, 2017, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$130,525	$(130,525)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $8,255,393 was utilized in 2017.

Emerging Markets Series-18

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/17	Year ended 12/31/16
Shares sold:
Standard Class	1,945,012	1,626,179
Service Class	1,134,174	1,201,505
Shares issued upon reinvestment of dividends and distributions:
Standard Class	67,183	357,439
Service Class	68,686	565,453

	3,215,055	3,750,576

Shares redeemed:
Standard Class	(1,376,945)	(1,584,591)
Service Class	(3,087,084)	(3,537,319)

	(4,464,029)	(5,121,910)

Net decrease	(1,248,974)	(1,371,334)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amounts outstanding as of Dec. 31, 2017 or at any time during the period then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2017, the Series entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Emerging Markets Series-19

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

8. Derivatives (continued)

At Dec. 31, 2017, the Series experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed as“Net realized gain on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2017.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$87,839	$59,927

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2017, the Series had the following assets and liabilities subject to offsetting provisions.

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$1,526,212	$(1,526,212)	$—	$(1,526,212)	$—
Bank of Montreal	3,815,531	(3,815,531)	—	(3,815,531)	—
BNP Paribas	723,639	(723,639)	—	(723,639)	—
Total	$6,065,382	$(6,065,382)	$—	$(6,065,382)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2017.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Emerging Markets Series-20

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

10. Securities Lending (continued)

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

Emerging Markets Series-21

Delaware VIP® Emerging Markets Series

Notes to financial statements (continued)

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017 that would require recognition or disclosure in the Series’ financial statements.

Emerging Markets Series-22

Delaware VIP® Trust—Delaware VIP Emerging Markets Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

Emerging Markets Series-23

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Emerging Markets Series investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Emerging Markets Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all emerging markets funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also

Emerging Markets Series-24

Delaware VIP® Emerging Markets Series

Other Series information (Unaudited)

compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2018 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $1,247,215. The gross foreign source income earned during the fiscal year ended Dec. 31, 2017 by the Series was $24,393,343.

Emerging Markets Series-25

Delaware FundsSM by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE
Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee, and Governance Committee Member — Community Health Systems

Director — Drexel Morgan & Co.

Director, Audit Committee Member — vTv Therapeutics LLC

Director — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

Emerging Markets Series-26

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Emerging Markets Series-27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPEM 21744 (2/18) (413178)	Emerging Markets Series-28

Delaware VIP® Trust

Delaware VIP Smid Cap Core Series

(formerly, Delaware VIP Smid Cap Growth Series)

December 31, 2017

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	6

Security type / sector allocation and top 10 equity holdings	7

Schedule of investments	8

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	12

Financial highlights	13

Notes to financial statements	15

Report of independent registered public accounting firm	23

Other Series information	24

Board of trustees / directors and officers addendum	27

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Smid Cap Core Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Portfolio management review	January 9, 2018

Effective April 28, 2017, the investment strategies for Delaware VIP Smid Cap Growth Series (the “Series”) changed and the Series was repositioned as a diversified small- and mid-capitalization core style fund. In connection with the repositioning, the Series name changed to Delaware VIP Smid Cap Core Series. These changes may result in a higher portfolio turnover in the near future. Please see the Series’ prospectus for more information.

For the fiscal year ended Dec. 31, 2017, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series) Standard Class shares returned +18.65% and Service Class shares returned +18.38%. Both figures reflect all distributions reinvested. For the same period, the Series’ current benchmark, the Russell 2500™ Index, returned +16.81% and the Series’ former benchmark, the Russell 2500™ Growth Index, returned +24.46%.

Small- and mid-cap stocks generated healthy returns during the fiscal year as the Russell 2000 Index gained 14.65% and the Russell Midcap® Index returned 18.52%. Reversing the trends of the prior fiscal year, when value stocks outperformed growth and small companies outpaced larger firms, growth companies outperformed value during this fiscal year: The Russell 2500 Growth Index gained 24.46% versus the 10.36% return of the Russell 2500 Value Index. Similarly, the Russell 2000® Growth Index outperformed the Russell 2000 Value Index by nearly 15 percentage points. Small-cap companies lagged large-caps, with the Russell 1000® Index gaining 21.69% during the year. (Source: Bloomberg.)

Economic output – as measured by gross domestic product (GDP) – accelerated modestly throughout 2017, from an annualized 1.2% in the first quarter to 3.1% and 3.2% in the second and third quarters, respectively. For the first quarter of 2017, GDP was estimated to have advanced at an annual rate of 1.2%. In the second and third quarters, GDP growth measured a much more favorable 3.1% and 3.3%, respectively (data: US Commerce Department). Historically, the ideal annual GDP growth range for small-cap equity performance has been between 2% and 4%. The Federal Open Market Committee (FOMC) gradually increased the federal funds rate three times – 0.25 percentage points at a time – over the Fund’s fiscal year from 0.50% to 1.25%. We continue to believe that the Fed will take action when it believes the economy can handle it.

The unemployment rate of 4.1% was at levels last seen in 2000. Most other economic indicators continued to improve. The Conference Board Consumer Confidence Index® remained notably high at 129.5 in November. The Institute for Supply Management’s Purchasing Managers Index reached its highest levels since 2004 during the Fund’s fiscal year, with a reading of 60.8 for September, before easing slightly to 58.2 for November. The National Federation of Independent Business (NFIB) Index of Small Business Optimism reached its highest level since 1983, with a November value of 107.5. Although these readings indicate a relatively healthy economy, it is one that we continue to monitor carefully.

Jackson Square Partners, LLC (JSP), a US registered investment advisor, was the sub-advisor to the Series from Jan. 1, 2017 to April 27, 2017, when management was transitioned to the Core Equity team. During this shortened period, Delaware VIP Smid Cap Growth Series underperformed its benchmark, the Russell 2500 Growth Index. The Series’ stock exposure during this period largely drove performance; however, on a sector level, consumer discretionary was the largest detractor and information technology was the largest contributor to performance.

Logitech International, a manufacturer of computer and mobile accessories, contributed to performance. The stock continued to perform well against a backdrop strong third-quarter earnings, with annual net sales up 7.3%. As a response to those results, the company raised guidance for fiscal 2017. Overall, we believe that Logitech International has executed well on new product launches while growing its core product portfolio, driven by new product lines and expanding geographic reach.

Lending Tree, an online lending exchange, also contributed to performance. The company reported strong quarterly results with revenue beating expectations in every category. This led management to raise guidance for the full year. MyLendingTree customer signup continued to accelerate, resulting in nearly 6 million users and annual revenue growth rate of more than 60%. Additionally, the recent CompareCards acquisition performed better than expected. We believe LendingTree will continue to be a leader in online loan referrals, while strengthening its business model by diversifying its product offerings.

DineEquity, the company that franchises and operates Applebee’s and The International House of Pancakes (IHOP), detracted from performance. Applebee’s continues to suffer from a decline in same store sales, as a growing number of millennials favor fast-casual over sit-down family dining. The more resilient of the franchise concepts, IHOP, reported that same-store sales decreased by 0.1% for fiscal 2016. In February and early March 2017, the firm’s CEO/chairwoman and CFO announced their resignations, creating uncertainty over management direction and growth plans given the secular change in dining habits.

Sally Beauty Holdings, an international specialty retailer and distributor of professional beauty supplies, detracted from performance. Like other retailers, the company was penalized as part of a sector-wide sell-off that affected US malls and shopping centers. Historically, Sally Beauty stores have been located adjacent to big box retailers, such as Target, where Sally Beauty has benefited from the spillover foot traffic. However, as visits to large retailers’ physical stores decline and shift online, Sally Beauty has been hampered. While we continue to believe that the beauty supply industry should

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

Smid Cap Core Series-1

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Portfolio management review (continued)	January 9, 2018

experience steady growth due to aging demographics and the relatively low level of discretionary income needed to afford beauty enhancement and maintenance, there is an overwhelming secular trend of consumers moving online from physical retailers which merits consideration.

The Core Equity team began managing the Series April 28, 2017. During the period from April 28, 2017 to Dec. 31, 2017, Delaware VIP Smid Cap Core Series underperformed its benchmark, the Russell 2500 Index. Weak stock selection in the consumer services, media, and business services sectors was the main detractor from the Series’ relative performance during this period.

The Series’ holdings in the consumer services sector, particularly restaurants, detracted. Shares of restaurant operator Cheesecake Factory continually declined until the stock bottomed in September 2017 and began to gain. The stock price slide resulted from the company’s reporting a decline in same-store sales after a streak of 29 quarters of same-store sales growth. The casual dining industry saw a decline in dining volume in 2017 and Cheesecake Factory wasn’t immune. We continue to own shares of the restaurant company, as we believe it is well positioned to weather this possible trend, considering that its earnings growth remains positive.

Stock selection in the healthcare sector contributed slightly. Medicines Co., a commercial-stage, specialty biotechnology company that previously focused on acute hospital-based care, detracted. The company’s management had outlined a clear, more-focused business plan that it is executing to transform itself into a pure research-and-development-driven biotechnology company. Part of its plan was to sell its infectious disease business, but a longer-than-anticipated delay pressured the company’s share price, leading to a decline during the period. Medicines Co. sold its infectious disease business in late November to Melinta Therapeutics for $270 million, with Medicines Co. retaining royalties. It has continued to focus efforts on its drug, inclisiran, which is in clinical trials for the treatment of hypercholesterolemia. We maintained our position in Medicines Co. as we have a positive view based on its newly strengthened balance sheet, pipeline of products, and continuing revenue from existing products.

Stock selection in the technology sector contributed, led by companies in the Internet, software, and communications equipment industries. Shares of online and mobile restaurant pick-up and delivery company GrubHub contributed. During the period, GrubHub’s revenues benefited from three profitable 2017 acquisitions – Eat24 from YELP, Foodler, and OrderUp. Additionally, the company announced strong earnings and increased its guidance. We maintained the Series’ position in GrubHub as we believe the company can grow and further improve its earnings.

Stock selection in the finance sector contributed. The Series’ insurance holdings outperformed those in the benchmark, led by mortgage insurance company MGIC Investment. Mortgage insurance is a financial guaranty that reduces the loss to the lender in the event that a borrower does not repay a mortgage. MGIC Investment generated strong earnings during the period and benefited from lower claims, the result of insuring borrowers with higher credit scores. We maintained our position in MGIC Investment as we believe the company has the potential to continue to benefit from mortgage refinancing and new home purchases.

The Series ended the year with its largest relative overweight positions in the finance, energy, and basic materials sectors. Our largest underweight sectors were the capital goods, credit cyclicals, media, and consumer sectors. We believe the current macroeconomic environment favors active managers who can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that,in our view, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams that are able to deliver value to shareholders.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

Smid Cap Core Series-2

Delaware VIP ® Trust — Delaware VIP Smid Cap Core Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Smid Cap Core Series
Average annual total returns
For periods ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 12, 1991)	+18.65%	+11.38%	+15.03%	+11.04%	+10.47%

Service Class shares (commenced operations on May 1, 2000)	+18.38%	+11.12%	+14.75%	+10.77%	+6.70%

Russell 2500 Index (current benchmark)	+16.81%	+10.07%	+14.33%	+9.22%	n/a

Russell 2500 Growth Index (former benchmark)	+24.46%	+10.88%	+15.47%	+9.62%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.07%, while total operating expenses for Standard Class and Service Class shares were 0.82% and 1.12%, respectively. The management fee for Standard Class and Service Class shares was 0.74%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Series’ overall performance than would be the case for a more diversified fund.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

Smid Cap Core Series-3

Delaware VIP® Smid Cap Core Series

Performance summary (continued)

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
–– Delaware VIP Smid Cap Core Series (Standard Class)	$10,000	$28,495
– – Russell 2500 Growth Index	$10,000	$25,049
- - - Russell 2500 Index	$10,000	$24,165

The graph shows a $10,000 investment in the Delaware VIP Smid Cap Core Series Standard Class shares for the period from Dec. 31, 2007 through Dec. 31, 2017.

The graph also shows $10,000 invested in the Russell 2500 Growth Index for the period from Dec. 31, 2007 through Dec. 31, 2017. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index, mentioned on page 1, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index.

The Conference Board Consumer Confidence Index, mentioned on page 1, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income.

The Purchasing Managers’ Index, mentioned on page 1, is an indicator of the economic health of the manufacturing sector.

Smid Cap Core Series-4

Delaware VIP® Smid Cap Core Series

Performance summary (continued)

The NFIB Small Business Optimism Index, mentioned on page 1, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Smid Cap Core Series-5

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Disclosure of Series expenses

For the six-month period from July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,104.80	0.80%	$4.24
Service Class	1,000.00	1,103.60	1.05%	5.57
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.17	0.80%	$4.08
Service Class	1,000.00	1,019.91	1.05%	5.35

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Smid Cap Core Series-6

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	97.00%
Basic Materials	8.97%
Business Services	5.81%
Capital Goods	9.36%
Communications Services	1.00%
Consumer Discretionary	3.09%
Consumer Services	2.08%
Consumer Staples	1.95%
Credit Cyclicals	1.75%
Energy	5.32%
Financial Services	17.63%
Healthcare	10.96%
Media	1.03%
Real Estate Investment Trusts	8.18%
Technology	14.45%
Transportation	2.11%
Utilities	3.31%
Short-Term Investments	2.79%
Total Value of Securities	99.79%
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Diamondback Energy	1.56%
Reinsurance Group of America	1.31%
Spire	1.30%
Western Alliance Bancorp	1.26%
Aramark	1.21%
Lazard Class A	1.20%
Huntsman	1.17%
MGIC Investment	1.17%
Reliance Steel & Aluminum	1.17%
XPO Logistics	1.15%

Smid Cap Core Series-7

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Schedule of investments

December 31, 2017

	Number of	Value
	shares	(US $)

Common Stock – 97.00%
Basic Materials – 8.97%
Balchem	81,082	$6,535,209
Continental Building Products †	223,712	6,297,493
Eastman Chemical	68,886	6,381,599
Huntsman	229,420	7,637,392
Kaiser Aluminum	47,170	5,040,115
Minerals Technologies	86,972	5,988,022
Neenah	79,753	7,229,609
Reliance Steel & Aluminum	88,718	7,611,117
Worthington Industries	129,300	5,696,958

		58,417,514

Business Services – 5.81%
ABM Industries	114,025	4,301,023
Aramark	184,774	7,897,241
Convergys	201,831	4,743,029
Gartner †	53,798	6,625,224
On Assignment †	64,085	4,118,743
US Ecology	83,500	4,258,500
WageWorks †	95,090	5,895,580

		37,839,340

Capital Goods – 9.36%
AAON	87,998	3,229,527
Barnes Group	79,494	5,029,585
Belden	54,600	4,213,482
BWX Technologies	60,850	3,680,817
ESCO Technologies	56,503	3,404,306
Graco	105,909	4,789,205
Granite Construction	89,243	5,660,683
Kadant	68,350	6,862,340
KLX †	81,068	5,532,891
Lincoln Electric Holdings	54,385	4,980,578
Oshkosh	56,675	5,151,191
United Rentals †	32,650	5,612,861
Woodward	36,700	2,809,018

		60,956,484

Communications Services – 1.00%
InterXion Holding †	110,313	6,500,745

		6,500,745

Consumer Discretionary – 3.09%
Five Below †	65,051	4,314,182
Malibu Boats Class A †	123,441	3,669,901
Steven Madden †	145,186	6,780,186
Tractor Supply	71,417	5,338,421

		20,102,690

Consumer Services – 2.08%
Cheesecake Factory	66,478	3,202,910
Chuy’s Holdings †	76,184	2,136,961
Del Frisco’s Restaurant Group †	172,127	2,624,937
Hawaiian Holdings	39,654	1,580,212
Jack in the Box	40,900	4,012,699

		13,557,719

	Number of	Value
	shares	(US $)

Common Stock (continued)
Consumer Staples – 1.95%
Casey’s General Stores	39,135	$4,380,772
J&J Snack Foods	24,553	3,727,882
Pinnacle Foods	76,902	4,573,362

		12,682,016

Credit Cyclicals – 1.75%
BorgWarner	106,600	5,446,194
Tenneco	101,089	5,917,750

		11,363,944

Energy – 5.32%
Carrizo Oil & Gas †	133,267	2,835,922
Diamondback Energy †	80,617	10,177,896
Parsley Energy Class A †	202,627	5,965,339
Patterson-UTI Energy	147,778	3,400,372
RSP Permian †	79,555	3,236,297
SRC Energy †	442,203	3,771,992
Superior Energy Services †	279,135	2,688,070
US Silica Holdings	77,664	2,528,739

		34,604,627

Financial Services – 17.63%
Arthur J Gallagher	87,419	5,531,874
East West Bancorp	92,991	5,656,643
Essent Group †	142,583	6,190,954
Great Western Bancorp	176,887	7,040,103
Independent Bank Group	54,575	3,689,270
Lazard Class A	149,340	7,840,350
MainSource Financial Group	63,975	2,322,932
MGIC Investment †	540,565	7,627,372
Primerica	63,814	6,480,312
Prosperity Bancshares	82,967	5,813,498
Reinsurance Group of America	54,710	8,530,930
Selective Insurance Group	76,529	4,492,252
Sterling Bancorp	255,478	6,284,759
Stifel Financial	121,554	7,239,756
Umpqua Holdings	326,580	6,792,864
Validus Holdings	97,328	4,566,630
Webster Financial	108,639	6,101,166
Western Alliance Bancorp †	144,647	8,189,913
WSFS Financial	92,118	4,407,846

		114,799,424

Healthcare – 10.96%
ABIOMED †	31,003	5,810,272
Alkermes †	84,127	4,604,271
Bio-Techne	44,175	5,722,871
Catalent †	116,295	4,777,399
DexCom †	84,384	4,842,798
Exact Sciences †	74,593	3,919,116
HealthSouth	108,614	5,366,618
ICON (Ireland) †	42,801	4,800,132
Ligand Pharmaceuticals Class B †	44,129	6,042,584
Medicines †	119,502	3,267,185
Neurocrine Biosciences †	86,320	6,697,569

Smid Cap Core Series-8

Delaware VIP® Smid Cap Core Series

Schedule of investments (continued)

	Number of	Value
	shares	(US $)

Common Stock (continued)
Healthcare (continued)
TESARO †	45,725	$3,789,231
WellCare Health Plans †	29,512	5,935,158
West Pharmaceutical Services	58,226	5,745,159

		71,320,363

Media – 1.03%
Cinemark Holdings	77,274	2,690,681
Interpublic Group of Cos	199,903	4,030,044

		6,720,725

Real Estate Investment Trusts – 8.18%
Apartment Investment & Management	128,546	5,618,746
Brixmor Property Group	308,602	5,758,513
DCT Industrial Trust	55,028	3,234,546
EPR Properties	78,776	5,156,677
Equity Commonwealth †	132,450	4,041,049
First Industrial Realty Trust	135,660	4,269,220
Gramercy Property Trust	140,958	3,757,940
Kite Realty Group Trust	324,010	6,350,596
Mack-Cali Realty	162,550	3,504,578
Pebblebrook Hotel Trust	127,847	4,752,073
Ramco-Gershenson Properties Trust	463,118	6,821,728

		53,265,666

Technology – 14.45%
Arista Networks †	23,019	5,422,816
Blackbaud	28,230	2,667,453
ExlService Holdings †	72,116	4,352,201
GrubHub †	86,656	6,221,901
Guidewire Software †	61,779	4,587,709
II-VI †	89,943	4,222,824
j2 Global	61,941	4,647,433
KeyW Holding †	174,108	1,022,014
LendingTree †	20,382	6,939,052
MACOM Technology Solutions Holdings †	68,116	2,216,495
MaxLinear Class A †	219,861	5,808,728
Microsemi †	115,673	5,974,510
NETGEAR †	82,967	4,874,311
Paycom Software †	34,427	2,765,521
Proofpoint †	61,929	5,499,914
PTC †	60,249	3,661,332
Semtech †	141,886	4,852,501
SS&C Technologies Holdings	102,601	4,153,288
Tyler Technologies †	30,283	5,361,605
WNS Holdings ADR †	136,201	5,465,746
Yelp †	79,131	3,320,337

		94,037,691

Transportation – 2.11%
Genesee & Wyoming †	79,962	6,295,408
XPO Logistics †	81,552	7,469,348

		13,764,756

	Number of	Value
	shares	(US $)

Common Stock (continued)
Utilities – 3.31%
NorthWestern	122,791	$7,330,623
South Jersey Industries	185,289	5,786,575
Spire	112,276	8,437,541

		21,554,739

Total Common Stock (cost $547,508,858)		631,488,443

	Principal
	amount°

Short-Term Investments – 2.79%
Discount Notes – 0.90% ≠
Federal Home Loan Bank
1.176% 1/26/18	2,393,188	2,391,146
1.211% 2/5/18	1,899,355	1,897,006
1.235% 2/8/18	1,602,954	1,600,796

		5,888,948

Repurchase Agreement – 0.43%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $702,980 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $716,934)	702,876	702,876
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $1,757,425 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $1,792,335)	1,757,190	1,757,190
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $333,311 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $339,927)	333,262	333,262

		2,793,328

Smid Cap Core Series-9

Delaware VIP® Smid Cap Core Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
US Treasury Obligations – 1.46%≠
US Cash Management Bill
0.333% 1/2/18	8,248,500	$8,248,500

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
US Treasury Obligations≠ (continued)
US Treasury Bill
0.883% 1/11/18	1,235,849	$1,235,486

		9,483,986

Total Short-Term Investments (cost $18,165,907)		18,166,262

Total Value of Securities – 99.79% (cost $565,674,765)	$649,654,705

≠ The rate shown is the effective yield at the time of purchase.

° Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

† Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-10

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$631,488,443
Short-term investments, at value[2]	18,166,262
Cash	151,715
Receivables for securities sold	1,297,858
Dividends and interest receivable	626,504
Foreign tax reclaims receivable	359,367
Receivable for series shares sold	128

Total assets	652,090,277

Liabilities:
Payable for series shares redeemed	496,982
Investment management fees payable to affiliates	407,984
Other accrued expenses	114,071
Distribution fees payable to affiliates	50,994
Audit and tax fees payable	5,059
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,144
Accounting and administration expenses payable to affiliates	2,440
Trustees’ fees and expenses payable	1,667
Legal fees payable to affiliates	983
Reports and statements to shareholders expenses payable to affiliates	472

Total liabilities	1,084,796

Total Net Assets	$651,005,481

Net Assets Consist of:
Paid-in capital	$365,195,434
Undistributed net investment income	613,534
Accumulated net realized gain on investments	201,218,320
Net unrealized appreciation of investments	83,979,940
Net unrealized depreciation of foreign currencies	(1,747)

Total Net Assets	$651,005,481

Net Asset Value
Standard Class:
Net assets	$411,087,791
Shares of beneficial interest outstanding, unlimited authorization, no par	13,267,324
Net asset value per share	$30.98

Service Class:
Net assets	$239,917,690
Shares of beneficial interest outstanding, unlimited authorization, no par	8,158,987
Net asset value per share	$29.41

[1]Investments, at cost	$547,508,858
[2]Short-term investments, at cost	18,165,907

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-11

Delaware VIP® Trust —

Delaware VIP Smid Cap Core Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Dividends	$6,544,004
Interest	178,980
Foreign tax withheld	(28,569)

6,694,415

Expenses:
Management fees	4,785,013
Distribution expenses – Service Class	717,122
Accounting and administration expenses	172,475
Reports and statements to shareholders expenses	108,084
Dividend disbursing and transfer agent fees and expenses	54,452
Legal fees	51,944
Audit and tax fees	33,667
Trustees’ fees and expenses	31,227
Custodian fees	20,018
Registration fees	586
Other	17,650

5,992,238
Less waived distribution expenses – Service Class	(119,520)
Less expenses paid indirectly	(1,170)

Total operating expenses	5,871,548

Net Investment Income	822,867

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	202,229,783
Foreign currencies	(73,897)
Foreign currency exchange contracts	(114,719)

Net realized gain	202,041,167

Net change in unrealized appreciation (depreciation) of:
Investments	(92,303,128)
Foreign currencies	15,475

Net change in unrealized appreciation (depreciation)	(92,287,653)

Net Realized and Unrealized Gain	109,753,514

Net Increase in Net Assets Resulting from Operations	$110,576,381

Delaware VIP Trust —

Delaware VIP Smid Cap Core Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$822,867	$1,451,373
Net realized gain	202,041,167	42,866,620
Net change in unrealized appreciation (depreciation)	(92,287,653)	4,124,790

Net increase in net assets resulting from operations	110,576,381	48,442,783

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,250,888)	(901,532)
Service Class	(211,590)	—
Net realized gain:
Standard Class	(26,972,718)	(49,931,968)
Service Class	(16,605,555)	(30,966,415)

	(45,040,751)	(81,799,915)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	11,760,208	11,355,546
Service Class	10,399,175	17,800,251
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	28,223,606	50,833,500
Service Class	16,817,145	30,966,415

	67,200,134	110,955,712

Cost of shares redeemed:
Standard Class	(65,731,640)	(41,403,985)
Service Class	(42,232,683)	(34,451,586)

	(107,964,323)	(75,855,571)

Increase (Decrease) in net assets derived from capital share transactions	(40,764,189)	35,100,141

Net Increase in Net Assets	24,771,441	1,743,009

Net Assets:
Beginning of year	626,234,040	624,491,031

End of year	$651,005,481	$626,234,040

Undistributed net investment income	$613,534	$1,441,761

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-12

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Core Series Standard Class Year ended
	12/31/17[1]	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$28.08	$29.79	$30.20	$32.39	$24.37

Income from investment operations:
Net investment income[2]	0.06	0.09	0.07	0.12	0.04
Net realized and unrealized gain	4.89	2.15	2.21	0.62	9.55

Total from investment operations	4.95	2.24	2.28	0.74	9.59

Less dividends and distributions from:
Net investment income	(0.09)	(0.07)	(0.12)	(0.02)	(0.01)
Net realized gain	(1.96)	(3.88)	(2.57)	(2.91)	(1.56)

Total dividends and distributions	(2.05)	(3.95)	(2.69)	(2.93)	(1.57)

Net asset value, end of period	$30.98	$28.08	$29.79	$30.20	$32.39

Total return[3]	18.65%	8.29%	7.54%	3.15%	41.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$411,087	$394,898	$394,406	$386,290	$422,823
Ratio of expenses to average net assets[4]	0.81%	0.82%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets[4]	0.22%	0.33%	0.24%	0.40%	0.14%
Portfolio turnover	112%	15%	23%	18%	19%

[1]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2017.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-13

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Core Series Service Class Year ended
	12/31/17[1]	12/31/16	12/31/15		12/31/14	12/31/13
Net asset value, beginning of period	$26.75	$28.56	$29.06		$31.33	$23.67

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.02	—	[3]	0.04	(0.03)
Net realized and unrealized gain	4.66	2.05	2.12		0.60	9.25

Total from investment operations	4.65	2.07	2.12		0.64	9.22

Less dividends and distributions from:
Net investment income	(0.03)	—	(0.05)		—	—
Net realized gain	(1.96)	(3.88)	(2.57)		(2.91)	(1.56)

Total dividends and distributions	(1.99)	(3.88)	(2.62)		(2.91)	(1.56)

Net asset value, end of period	$29.41	$26.75	$28.56		$29.06	$31.33

Total return[4]	18.38%	8.02%	7.31%		2.87%	40.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$239,918	$231,336	$230,085		$203,931	$227,831
Ratio of expenses to average net assets	1.06%	1.07%	1.08%		1.08%	1.08%
Ratio of expenses to average net assets prior to fees waived[5]	1.11%	1.12%	1.13%		1.13%	1.13%
Ratio of net investment income (loss) to average net assets	(0.03% )	0.08%	(0.01%	)	0.15%	(0.11% )
Ratio of net investment income (loss) to average net assets prior to fees waived[5]	(0.08% )	0.03%	(0.06%	)	0.10%	(0.16% )
Portfolio turnover	112%	15%	23%		18%	19%

[1]	Effective April 28, 2017, Jackson Square Partners, LLC no longer serves as sub-advisor to the Series. The Series’ portfolio turnover rate increased substantially during the year ended Dec. 31, 2017.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Core Series-14

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Smid Cap Core Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017, and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2017, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017, and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current year. The Series generally does not bifurcate that portion of

Smid Cap Core Series-15

Delaware VIP® Smid Cap Core Series

Notes to financial statements

1. Significant Accounting Policies (continued)

realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2017.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1,169 under this agreement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to April 28, 2017, Jackson Square Partners, LLC (JSP), a related party of DMC, furnished investment sub-advisory services to the Series. For these services, DMC, not the Series, paid JSP fees based on the aggregate average daily net assets of the Series at the following annual rate: 0.45% of the first $500 million; 0.42% of the next $500 million; 0.39% of the next $1.5 billion; and 0.36% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1 2017, the Series, as well as other Delaware Funds, entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of

Smid Cap Core Series-16

Delaware VIP® Smid Cap Core Series

Notes to financial statements

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Series was charged $29,528 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $48,589 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2017 through Dec. 31, 2017* in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2017, the Series was charged $20,156 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2017 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2017, the Series engaged in securities purchases of $47,941,429.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$702,540,362
Sales	776,311,091

At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate Unrealized	Aggregate Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$566,338,748	$101,422,679	$(18,106,722)	$83,315,957

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

Smid Cap Core Series-17

Delaware VIP® Smid Cap Core Series

Notes to financial statements

3. Investments (continued)

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$631,488,443	$—	$631,488,443
Short-Term Investments	—	18,166,262	18,166,262

Total Value of Securities	$631,488,443	$18,166,262	$649,654,705

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the series’ net assets. At Dec. 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 were as follows:

	Year ended
	12/31/17	12/31/16
Ordinary income	$1,462,478	$901,532
Long-term capital gain	43,578,273	80,898,383

	$45,040,751	$81,799,915

Smid Cap Core Series-18

Delaware VIP® Smid Cap Core Series

Notes to financial statements

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$365,195,434
Undistributed ordinary income	20,514,296
Undistributed long-term capital gains	181,979,794
Net unrealized appreciation on investments and foreign currencies	83,315,957

Net assets	$651,005,481

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are mainly due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2017, the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain
$(188,616)	$188,616

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/17	12/31/16
Shares sold:
Standard Class	409,851	410,393
Service Class	382,148	681,271

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,036,495	1,917,522
Service Class	649,561	1,223,969

	2,478,055	4,233,155

Shares redeemed:
Standard Class	(2,241,995)	(1,504,944)
Service Class	(1,521,019)	(1,314,448)

	(3,763,014)	(2,819,392)

Net increase (decrease)	(1,284,959)	1,413,763

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amounts outstanding as of Dec. 31, 2017, or at any time during the year then ended.

Smid Cap Core Series-19

Delaware VIP® Smid Cap Core Series

Notes to financial statements

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

There were no foreign currency exchange contracts outstanding at Dec. 31, 2017.

During the year ended Dec. 31, 2017, the Series entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the year ended Dec. 31, 2017, the Series experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as “Net realized gain (loss) on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2017.

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$—	$122,693

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events. For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Smid Cap Core Series-20

Delaware VIP® Smid Cap Core Series

Notes to financial statements

9. Offsetting (continued)

At Dec. 31, 2017, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 702,876	$ (702,876)	$—	$ (702,876)	$—
Bank of Montreal	1,757,190	(1,757,190)	—	(1,757,190)	—
BNP Paribas	333,262	(333,262)	—	(333,262)	—
Total	$2,793,328	$(2,793,328)	$—	$(2,793,328)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2017.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Series had no securities out on loan.

Smid Cap Core Series-21

Delaware VIP® Smid Cap Core Series

Notes to financial statements

11. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2017. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2017, there were no Rule 144A securities held by the Series.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017 that would require recognition or disclosure in the Series’ financial statements.

Smid Cap Core Series-22

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Smid Cap Core Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Smid Cap Core Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

Smid Cap Core Series-23

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Smid Cap Core Series investment advisory and sub-advisory agreements

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP Smid Cap Core Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory and Sub-Advisory Agreements. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), and Sub-Advisory Agreements with Jackson Square Partners, LLC (“JSP”), included materials provided by DMC and its affiliates and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s or JSP’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of service of JSP. The Board considered the services provided by JSP to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all mid-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year period was in the first quartile of its Performance Universe and the Series’ total return for the 5-year period was in the second quartile of its Performance Universe. The Board observed that the Series’ short-term performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the Series’ longer-term performance results, which were strong, and consequently, the Board was satisfied with performance.

Smid Cap Core Series-24

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Smid Cap Core Series investment advisory and sub-advisory agreements (continued)

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Series and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Series and its shareholders.

Smid Cap Core Series-25

Delaware VIP® Trust — Delaware VIP Smid Cap Core Series

Other Series information (Unaudited)

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Series’ reports distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
96.75%	3.25%	100.00%	98.88%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Smid Cap Core Series-26

Delaware FundsSM by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE
Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee, and Governance Committee Member — Community Health Systems

Director — Drexel Morgan & Co.

Director, Audit Committee Member — vTv Therapeutics LLC

Director — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

Smid Cap Core Series-27

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Smid Cap Core Series-28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/ vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPSCG 21750 (2/18) (413178)	Smid Cap Core Series-29

            Delaware VIP® Trust

            Delaware VIP High Yield Series

            December 31, 2017

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	5

Security type / sector allocation	6

Schedule of investments	7

Statement of assets and liabilities	12

Statement of operations	13

Statements of changes in net assets	13

Financial highlights	14

Notes to financial statements	16

Report of independent registered public accounting firm	24

Other Series information	25

Board of trustees / directors and officers addendum	27

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP High Yield Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP High Yield Series

Portfolio management review	January 9, 2018

For the fiscal year ended Dec. 31, 2017, Delaware VIP High Yield Series (the “Series”) Standard Class shares returned +7.49% and Service Class shares returned +7.26%. Both figures reflect all dividends reinvested. The Series’ benchmark, the ICE BofAML US High Yield Constrained Index, returned +7.48% for the same period.

High yield bonds posted strong returns during the period, as slow-but-steady economic growth and continued low benchmark interest rates provided investors with the confidence and incentive to move down the credit spectrum in search of yield. Notably, a portion of the demand for high yield debt originated from nontraditional buyers in Europe and Asia, where rates remained lower and economic growth was even more modest. Overall, high yield credit spreads tightened from 422 basis points at the start of the Series’ fiscal year to 363 basis points as the period ended (source: Bloomberg).

Spreads tightened in January and February 2017, which seemed to indicate an optimistic outlook on corporate earnings and the potential for pro-growth fiscal policies. However, in March, spreads widened as increased energy supply and weakness in prices destabilized a key sector of the high yield market. Nonetheless, this period of spread widening was offset by the US presidential election results, which many investors believed enhanced the possibility of a major boost in infrastructure spending. Though expectations for a robust round of fiscal stimuli that would include corporate tax cuts were subsequently scaled back, business-friendly policies in Congress and the White House appeared likely to provide much-needed support to a high yield market that had become expensive — although not appearing to approach price inflation — by historical standards.

Sectors that typically benefit from faster economic growth, lower taxes, and targeted federal spending outperformed during the fiscal year. These included areas related to infrastructure spending such as basic industry, capital goods, commodities, and paper & packaging. Buyers were not indiscriminate, however, as weaker businesses were weeded out and replaced by sturdier names. Meanwhile, healthcare underperformed as the Affordable Care Act came under attack. Retail also lagged, reflecting the ongoing move from brick-and-mortar stores to online shopping. Similarly, traditional wireline providers struggled amid the shift to wireless communications.

The Series’ strongest sector contributors during the fiscal year were banking, building materials, and energy; the largest detractors were healthcare and telecommunications. On the individual securities level, our bottom-up (bond-by-bond) approach to portfolio construction identified several issues that offered nearly the same yield as similar bonds ranking lower on the credit spectrum. A series of incremental moves into those positions improved the Series’ credit profile without sacrificing income.

Among individual holdings, Scientific Games International contributed significantly to relative performance. A provider of interactive technology products to the global lottery and regulated gaming industries, we believed the company was committed to deleveraging its balance sheet and improving the pace of its sales growth. Scientific Games was the Series’ strongest performer during the fiscal year. We sold off a portion of the position and took some profits.

Prime Security Services Borrower added to the Series’ performance during the fiscal year. The California-based company provides armed and unarmed security services to homes, businesses, events, individuals, and airports. We invested based on management’s indication that it would pull back on capital spending plans and use the savings to pay down debt. As the fiscal year ended, the Series continued to hold the bonds in anticipation of additional deleveraging that could result in a credit upgrade.

Our position in unsecured Dynegy bonds contributed to the Series’ relative performance. The company announced its intentions to merge with Vistra during the fourth quarter and also reported strong earnings results. The merger is expected to provide meaningful cost synergies for the combined company and, as a result, the Dynegy bonds rallied. We continue to maintain the Series’ position as valuations remain attractive to us.

Consumer products company Revlon detracted from relative performance. Management reported poor operating results and compounded the earnings undershoot by failing to provide investors with clear guidance for subsequent quarters. Revlon was also slow to establish an outlet for selling its products on Amazon. Given the lack of clarity, in our view, regarding the company’s prospects, we exited the position.

Uniti Group bonds also underperformed due to credit deterioration at its main tenant, Windstream, from which it derives 70% of its revenue. As Windstream has come under financial pressure, questions surrounding its ability to make lease payments to Uniti Group have emerged. Based on this fundamental shift in risk profile for Uniti Group, we exited the position.

Another detractor from performance was the Series’ holdings in PetSmart as the company reported a weak quarter and provided very little transparency into the drivers of performance or guidance moving forward. Despite being positioned in the secured part of the capital structure, we decided to exit the position based on weak fundamentals and unacceptable transparency from management.

Despite a mild slip late in the Series’ fiscal year, high yield fundamentals remained solid and should remain well supported. Given the current level of valuations, however, we are likely to continue to migrate toward what we view as higher-quality names. Specifically, we remain open to building larger

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

High Yield Series-1

Delaware VIP® Trust — Delaware VIP High Yield Series

Portfolio management review (continued)	January 9, 2018

positions when we believe a management team is committed to using free cash flow to deleverage its balance sheet. More broadly, we are inclined to view episodes of spread widening as buying opportunities within a generally favorable macroeconomic backdrop for high yield bonds. We believe that elevated valuations within the high yield market should play to our strength as bottom-up bond pickers and our emphasis on uncovering relative value through meticulous credit analysis.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

High Yield Series-2

Delaware VIP® Trust — Delaware VIP High Yield Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP High Yield Series
Average annual total returns
For period ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+7.49%	+4.35%	+4.35%	+6.87%	+6.85%

Service Class shares (commenced operations on May 1, 2000)	+7.26%	+4.09%	+4.10%	+6.60%	+6.17%

ICE BofAML US High Yield Constrained Index	+7.48%	+6.40%	+5.81%	+7.95%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.00%, while total operating expenses for Standard Class and Service Class shares were 0.75% and 1.05%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.75% of the Series’ average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.* These waivers and reimbursements may only be terminated by agreement of the Manager and the Series. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.**

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

* The aggregate contractual waiver period covering this report is from May 1, 2017 through May 1, 2018. Prior to May 1, 2017, the aggregate contractual waiver was 0.74% from April 29, 2016 to April 30, 2017.

**The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

High Yield Series-3

Delaware VIP High Yield Series

Performance summary (continued)

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
– – ICE BofAML US High Yield Constrained Index	$10,000	$21,495
— Delaware VIP High Yield Series (Standard Class)	$10,000	$19,442

The graph shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 2007 through Dec. 31, 2017.

The graph also shows $10,000 invested in the ICE BofAML US High Yield Constrained Index (formerly known as the BofA Merrill Lynch US High Yield Constrained Index), for the period from Dec. 31, 2007 through Dec. 31, 2017. The ICE BofAML US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

High Yield Series-4

Delaware VIP® Trust — Delaware VIP High Yield Series

Disclosure of Series expenses

For the six-month period July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,027.70	0.75%	$3.83
Service Class	1,000.00	1,027.80	1.00%	5.11
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.75%	$3.82
Service Class	1,000.00	1,020.16	1.00%	5.09

*“	Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

High Yield Series-5

Delaware VIP® Trust — Delaware VIP High Yield Series

Security type / sector allocation

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Corporate Bonds	92.52%
Automotive	0.31%
Banking	3.53%
Basic Industry	15.79%
Capital Goods	3.66%
Consumer Cyclical	6.99%
Consumer Non-Cyclical	3.04%
Energy	15.21%
Financial Services	1.55%
Healthcare	7.31%
Insurance	3.41%
Media	9.82%
Real Estate Investment Trusts	0.51%
Services	7.17%
Technology & Electronics	4.44%
Telecommunications	5.50%
Transportation	0.54%
Utilities	3.74%
Loan Agreements	2.45%
Common Stock	0.00%
Convertible Preferred Stock	0.60%
Preferred Stock	0.57%
Short-Term Investments	3.31%
Total Value of Securities	99.45%
Receivables and Other Assets Net of Liabilities	0.55%
Total Net Assets	100.00%

High Yield Series-6

Delaware VIP® Trust – Delaware VIP High Yield Series

Schedule of investments

December 31, 2017

	Principal amount°	Value (US $)

Corporate Bonds – 92.52%
Automotive – 0.31%
American Tire Distributors 144A 10.25% 3/1/22 #	745,000	$771,075

		771,075

Banking – 3.53%
Ally Financial 5.75% 11/20/25	1,240,000	1,356,250
Banco Bilbao Vizcaya Argentaria 6.125%µy	1,000,000	1,033,750
Credit Suisse Group 144A 6.25%#µy	1,315,000	1,429,023
Lloyds Banking Group 7.50%µy	1,110,000	1,261,237
Popular 7.00% 7/1/19	1,045,000	1,092,025
Royal Bank of Scotland Group 8.625%µy	1,010,000	1,140,037
UBS Group 6.875%µy	1,425,000	1,580,417

		8,892,739

Basic Industry – 15.79%
AK Steel 6.375% 10/15/25	1,385,000	1,378,075
Allegheny Technologies 7.875% 8/15/23	895,000	968,273
Beacon Escrow 144A 4.875% 11/1/25 #	1,325,000	1,336,594
BMC East 144A 5.50% 10/1/24 #	855,000	887,063
Boise Cascade 144A 5.625% 9/1/24 #	1,465,000	1,552,900
Builders FirstSource 144A 5.625% 9/1/24 #	730,000	762,449
Chemours
5.375% 5/15/27	760,000	788,500
7.00% 5/15/25	565,000	615,850
Coeur Mining 5.875% 6/1/24	940,000	931,775
FMG Resources August 2006 144A 5.125% 5/15/24 #	1,230,000	1,249,987
Freeport-McMoRan 6.875% 2/15/23	1,745,000	1,910,775
Hudbay Minerals
144A 7.25% 1/15/23 #	140,000	149,100
144A 7.625% 1/15/25 #	1,150,000	1,265,000
James Hardie International Finance 144A 5.00% 1/15/28 #	670,000	678,375
Jeld-Wen
144A 4.625% 12/15/25 #	630,000	636,300
144A 4.875% 12/15/27 #	630,000	637,875
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	1,715,000	1,922,944
Koppers 144A 6.00% 2/15/25 #	1,064,000	1,130,500
Kraton Polymers 144A 7.00% 4/15/25 #	1,040,000	1,118,000
M/I Homes 5.625% 8/1/25	1,145,000	1,167,808
NCI Building Systems 144A 8.25% 1/15/23 #	1,214,000	1,288,357
New Gold 144A 6.375% 5/15/25 #	995,000	1,057,187
NOVA Chemicals 144A 5.25% 6/1/27 #	1,365,000	1,365,000
Novelis 144A 6.25% 8/15/24 #	1,795,000	1,884,750
Olin 5.125% 9/15/27	2,050,000	2,162,750

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Platform Specialty Products 144A
5.875% 12/1/25 #	1,210,000	$1,202,437
PQ 144A 5.75% 12/15/25 #	740,000	754,800
Steel Dynamics 5.00% 12/15/26	1,375,000	1,457,500
Summit Materials 144A 5.125% 6/1/25 #	725,000	741,313
6.125% 7/15/23	790,000	825,550
Tronox Finance 144A 5.75% 10/1/25 #	1,950,000	2,008,500
US Concrete 6.375% 6/1/24	1,430,000	1,540,825
Zekelman Industries 144A 9.875% 6/15/23 #	2,140,000	2,412,850

		39,789,962

Capital Goods – 3.66%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	505,000	532,775
BWAY Holding 144A 5.50% 4/15/24 #	1,265,000	1,318,763
144A 7.25% 4/15/25 #	1,010,000	1,045,350
Flex Acquisition 144A 6.875% 1/15/25 #	1,335,000	1,385,029
Plastipak Holdings 144A 6.25% 10/15/25 #	470,000	485,275
RBS Global 144A 4.875% 12/15/25 #	1,140,000	1,154,250
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	1,215,000	1,336,500
TransDigm 6.375% 6/15/26	1,035,000	1,051,819
Trident Merger Sub 144A 6.625% 11/1/25 #	915,000	915,000

		9,224,761

Consumer Cyclical – 6.99%
AMC Entertainment Holdings 6.125% 5/15/27	1,320,000	1,316,700
Boyd Gaming 6.375% 4/1/26	1,365,000	1,474,200
ESH Hospitality 144A 5.25% 5/1/25 #	2,015,000	2,040,187
JC Penney 8.125% 10/1/19	453,000	463,193
Lithia Motors 144A 5.25% 8/1/25 #	665,000	694,925
MGM Resorts International 4.625% 9/1/26	1,445,000	1,466,675
Mohegan Gaming & Entertainment 144A 7.875% 10/15/24 #	1,800,000	1,851,750
New Red Finance 144A 5.00% 10/15/25 #	1,315,000	1,331,437
Penn National Gaming 144A 5.625% 1/15/27 #	1,380,000	1,435,200
Penske Automotive Group 5.50% 5/15/26	1,285,000	1,307,102
Scientific Games International 144A 5.00% 10/15/25 #	600,000	603,000
10.00% 12/1/22	1,995,000	2,196,994
Staples 144A 8.50% 9/15/25 #	690,000	639,975

NQ-VIP- 876 [12/17] 02/18 (xxxx)

High Yield Series-7

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Station Casinos 144A 5.00% 10/1/25 #	775,000	$780,813

		17,602,151

Consumer Non-Cyclical – 3.04%
Albertsons 6.625% 6/15/24	686,000	658,560
Cott Holdings 144A 5.50% 4/1/25 #	1,540,000	1,588,125
Dean Foods 144A 6.50% 3/15/23 #	940,000	937,650
JBS USA 144A 5.75% 6/15/25 #	1,415,000	1,369,013
Post Holdings
144A 5.00% 8/15/26 #	705,000	695,306
144A 5.625% 1/15/28 #	335,000	336,675
144A 5.75% 3/1/27 #	695,000	708,900
Tempur Sealy International
5.50% 6/15/26	1,330,000	1,366,841

		7,661,070

Energy – 15.21%
Alta Mesa Holdings 7.875% 12/15/24	1,230,000	1,354,537
AmeriGas Partners 5.875% 8/20/26	1,370,000	1,417,950
Cheniere Corpus Christi Holdings
5.125% 6/30/27	615,000	637,693
5.875% 3/31/25	615,000	667,659
7.00% 6/30/24	690,000	786,600
Cheniere Energy Partners 144A 5.25% 10/1/25 #	970,000	989,400
Chesapeake Energy 144A
8.00% 12/15/22 #	302,000	326,915
144A 8.00% 1/15/25 #	810,000	819,113
Crestwood Midstream Partners 5.75% 4/1/25	1,325,000	1,373,031
Diamond Offshore Drilling 7.875% 8/15/25	660,000	695,475
Genesis Energy 6.50% 10/1/25	2,065,000	2,106,300
Gulfport Energy 144A 6.375% 1/15/26 #	1,430,000	1,444,300
Hilcorp Energy I
144A 5.00% 12/1/24 #	742,000	738,290
144A 5.75% 10/1/25 #	691,000	710,003
Laredo Petroleum 6.25% 3/15/23	1,335,000	1,388,801
Murphy Oil 6.875% 8/15/24	1,895,000	2,027,650
Murphy Oil USA 5.625% 5/1/27	2,680,000	2,824,586
Newfield Exploration 5.375% 1/1/26	1,355,000	1,439,687
NuStar Logistics 5.625% 4/28/27	1,500,000	1,530,000
Oasis Petroleum
6.50% 11/1/21	350,000	358,313
6.875% 3/15/22	1,305,000	1,342,519
PDC Energy 144A 5.75% 5/15/26 #	695,000	713,244
Precision Drilling
6.50% 12/15/21	605,000	619,369
144A 7.125% 1/15/26 #	590,000	603,275
7.75% 12/15/23	1,220,000	1,287,100
QEP Resources 5.625% 3/1/26	1,870,000	1,902,725
Southwestern Energy 6.70% 1/23/25	1,365,000	1,424,719

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Summit Midstream Holdings 5.75% 4/15/25	900,000	$912,051
Targa Resources Partners 5.375% 2/1/27	1,345,000	1,385,350
Transocean 144A 9.00% 7/15/23 #	1,220,000	1,323,700
Transocean Proteus 144A 6.25% 12/1/24 #	562,500	592,031
Whiting Petroleum 144A 6.625% 1/15/26 #	1,170,000	1,194,863
WildHorse Resource Development 6.875% 2/1/25	1,365,000	1,399,125

		38,336,374

Financial Services – 1.55%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	1,370,000	1,503,575
DAE Funding
144A 4.50% 8/1/22 #	500,000	492,500
144A 5.00% 8/1/24 #	455,000	450,450
E*TRADE Financial 5.875%µy	1,365,000	1,450,313

		3,896,838

Healthcare – 7.31%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	2,150,000	2,074,750
Change Healthcare Holdings 144A 5.75% 3/1/25 #	1,430,000	1,435,363
DaVita 5.00% 5/1/25	1,370,000	1,373,014
Encompass Health
5.75% 11/1/24	790,000	811,725
5.75% 9/15/25	1,785,000	1,865,325
HCA
5.375% 2/1/25	2,045,000	2,121,687
5.875% 2/15/26	745,000	789,700
7.58% 9/15/25	580,000	667,000
Hill-Rom Holdings
144A 5.00% 2/15/25 #	535,000	548,215
144A 5.75% 9/1/23 #	860,000	904,075
inVentiv Group Holdings 144A 7.50% 10/1/24 #	461,000	500,185
Mallinckrodt International Finance
144A 5.50% 4/15/25 #	270,000	221,400
144A 5.625% 10/15/23 #	590,000	504,450
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	1,210,000	1,291,675
Surgery Center Holdings
144A 6.75% 7/1/25 #	690,000	655,500
144A 8.875% 4/15/21 #	690,000	717,600
Tenet Healthcare
144A 5.125% 5/1/25 #	1,130,000	1,105,987
8.125% 4/1/22	820,000	837,425

		18,425,076

NQ-VIP- 876 [12/17] 02/18 (xxxx)

High Yield Series-8

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Insurance – 3.41%
Acrisure 144A 7.00% 11/15/25 #	1,305,000	$1,260,969
AssuredPartners 144A 7.00% 8/15/25 #	1,560,000	1,556,100
HUB International 144A 7.875% 10/1/21 #	1,800,000	1,876,500
NFP 144A 6.875% 7/15/25 #	1,775,000	1,792,750
USIS Merger Sub 144A 6.875% 5/1/25 #.	2,085,000	2,111,063

		8,597,382

Media – 9.82%
Altice Luxembourg 144A 7.75% 5/15/22 #	2,670,000	2,619,937
CCO Holdings 144A 5.50% 5/1/26 #	160,000	164,400
144A 5.75% 2/15/26 #	845,000	879,856
144A 5.875% 5/1/27 #	2,010,000	2,070,300
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	530,000	569,750
CSC Holdings 144A 10.875% 10/15/25 #	1,610,000	1,915,900
Gray Television 144A 5.875% 7/15/26 #	1,895,000	1,947,113
Lamar Media 5.75% 2/1/26	932,000	998,405
Nexstar Broadcasting 144A 5.625% 8/1/24 #	1,310,000	1,355,850
Nielsen Co. Luxembourg 144A 5.00% 2/1/25 #	750,000	780,000
Radiate Holdco 144A 6.625% 2/15/25 #	1,380,000	1,307,550
SFR Group 144A 7.375% 5/1/26 #	1,435,000	1,483,431
Sinclair Television Group 144A 5.125% 2/15/27 #	1,440,000	1,434,600
Sirius XM Radio 144A 5.00% 8/1/27 #	675,000	680,063
144A 5.375% 4/15/25 #	1,360,000	1,419,500
Tribune Media 5.875% 7/15/22	1,185,000	1,223,513
UPC Holding 144A 5.50% 1/15/28 #	1,410,000	1,374,750
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	200,000	202,750
VTR Finance 144A 6.875% 1/15/24 #	2,185,000	2,310,637

		24,738,305

Real Estate Investment Trusts – 0.51%
Starwood Property Trust 144A 4.75% 3/15/25 #	1,280,000	1,273,600

		1,273,600

Services – 7.17%
Advanced Disposal Services 144A 5.625% 11/15/24 #	1,410,000	1,445,250
Avis Budget Car Rental 144A 6.375% 4/1/24 #	1,035,000	1,081,885
Covanta Holding 5.875% 7/1/25	1,345,000	1,355,087
GEO Group 5.875% 10/15/24	210,000	216,825
6.00% 4/15/26	1,005,000	1,037,663

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Services (continued)
H&E Equipment Services 144A 5.625% 9/1/25 #	1,140,000	$1,194,150
Herc Rentals 144A 7.75% 6/1/24 #	1,129,000	1,244,723
Iron Mountain 144A 4.875% 9/15/27 #	1,155,000	1,160,775
144A 5.25% 3/15/28 #	1,230,000	1,230,000
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	1,005,000	1,037,663
KAR Auction Services 144A 5.125% 6/1/25 #	650,000	667,875
Prime Security Services Borrower 144A 9.25% 5/15/23 #	3,135,000	3,487,687
TMS International 144A 7.25% 8/15/25 #	870,000	911,325
United Rentals North America 5.50% 5/15/27	1,890,000	1,993,950

		18,064,858

Technology & Electronics – 4.44%
CDK Global 5.00% 10/15/24	1,280,000	1,332,480
CDW Finance 5.00% 9/1/25	695,000	722,800
CommScope Technologies 144A 5.00% 3/15/27 #	1,390,000	1,393,475
144A 6.00% 6/15/25 #	590,000	629,825
Entegris 144A 4.625% 2/10/26 #	750,000	765,000
Genesys Telecommunications Laboratories 144A 10.00% 11/30/24 #	1,185,000	1,297,575
Infor US 6.50% 5/15/22	1,210,000	1,258,400
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	1,270,000	1,387,475
Solera 144A 10.50% 3/1/24 #	910,000	1,028,282
TTM Technologies 144A 5.625% 10/1/25 #	1,345,000	1,381,987

		11,197,299

Telecommunications – 5.50%
CenturyLink 6.75% 12/1/23	1,285,000	1,264,119
Cincinnati Bell 144A 7.00% 7/15/24 #	755,000	751,225
CyrusOne 144A 5.375% 3/15/27 #	1,225,000	1,289,313
Level 3 Financing 5.375% 5/1/25	1,200,000	1,201,500
Sprint 7.125% 6/15/24	2,020,000	2,060,400
7.875% 9/15/23	505,000	539,087
Sprint Capital 6.875% 11/15/28	1,090,000	1,099,537
T-Mobile USA 6.375% 3/1/25	710,000	761,475
6.50% 1/15/26	1,580,000	1,728,125
Wind Tre 144A 5.00% 1/20/26 #	665,000	635,740
Zayo Group 144A 5.75% 1/15/27 #	525,000	536,813
6.375% 5/15/25	1,875,000	1,989,844

		13,857,178

NQ-VIP- 876 [12/17] 02/18 (xxxx)	High Yield Series-9

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Corporate Bonds (continued)
Transportation – 0.54%
XPO Logistics 144A 6.125% 9/1/23 #	1,275,000	$1,353,094

		1,353,094

Utilities – 3.74%
AES 5.125% 9/1/27	670,000	705,175
Calpine 5.75% 1/15/25	2,885,000	2,751,568
Dynegy 144A 8.00% 1/15/25 #	1,895,000	2,060,813
144A 8.125% 1/30/26 #	690,000	756,413
Emera 6.75% 6/15/76 µ	1,245,000	1,406,850
Enel 144A 8.75% 9/24/73 #µ	834,000	1,039,373
NRG Energy 144A 5.75% 1/15/28 #	705,000	713,813

		9,434,005

Total Corporate Bonds (cost $226,888,508)		233,115,767

Loan Agreements – 2.45%
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	1,335,000	1,384,646
CH Hold 2nd Lien 8.25% (LIBOR03M + 7.25%) 2/1/25 •	340,000	347,650
Cyxtera DC Holdings 8.25% (LIBOR03M + 7.25%) 5/1/25 •	680,000	690,200
Kronos 2nd Lien 9.25% (LIBOR03M + 8.25%) 11/1/24 •	1,320,000	1,373,130
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/1/23 •	1,279,010	1,291,480
Summit Midstream Partners Holdings 7.00% (LIBOR03M + 6.00%) 5/21/22 •	625,600	636,548
Windstream Services Tranche B6 1st Lien 4.75% (LIBOR03M + 4.00%) 3/30/21 •	464,622	437,615

Loan Agreements (cost $5,784,177)		6,161,269

	Number of
	shares
Common Stock – 0.00%
Century Communications =†	2,820,000	0

Total Common Stock (cost $85,371)		0

	Number of	Value
	shares	(US $)
Convertible Preferred Stock – 0.60%
Bank of America 7.25% exercise price $50.00y	1,150	$1,516,850

Total Convertible Preferred Stock (cost $1,523,150)		1,516,850

Preferred Stock – 0.57%
Bank of America 6.50% µy	810,000	921,375
GMAC Capital Trust I 7.201% (LIBOR03M + 5.785%) •	20,000	519,000

Total Preferred Stock (cost $1,348,275)		1,440,375

	Principal
	amount°
Short-Term Investments – 3.31%
Repurchase Agreements – 3.31%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $2,101,526 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $2,143,240)	2,101,216	2,101,216
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $5,253,739 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $5,358,102)	5,253,039	5,253,039
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $996,418 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $1,016,197)	996,270	996,270

Total Short-Term Investments (cost $8,350,525)		8,350,525

Total Value of Securities – 99.45% (cost $243,980,006)	$250,584,786

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2017, the aggregate value of Rule 144A securities was $136,158,054, which represents 54.04% of the Series net assets. See Note 10 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

NQ-VIP- 876 [12/17] 02/18 (xxxx)	High Yield Series-10

Delaware VIP® High Yield Series

Schedule of investments (continued)

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2017. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
•	Variable rate investment. Rates reset periodically. Rates shown reflect the rate in effect at Dec. 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

USD – US dollar

See accompanying notes, which are an integral part of the financial statements.

NQ-VIP- 876 [12/17] 02/18 (xxxx)	High Yield Series-11

Delaware VIP® Trust — Delaware VIP High Yield Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$242,234,261
Short-term investments, at value[2]	8,350,525
Cash	23,444
Dividend and interest receivable	3,804,803
Receivable for series shares sold	5,009
Other assets[3]	920,913

Total assets	255,338,955

Liabilities:
Contingent Liabilities[3]	3,069,708
Investment management fees payable to affiliates	142,994
Other accrued expenses	71,107
Payable for series shares redeemed	39,259
Distribution fees payable to affiliates	31,867
Audit and tax fees	5,059
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,608
Accounting and administration expenses payable to affiliates	1,155
Trustees’ fees and expenses payable	645
Legal fees payable to affiliates	379
Reports and statements to shareholders expenses payable to affiliates	183

Total liabilities	3,363,964

Total Net Assets	$251,974,991

Net Assets Consist of:
Paid-in capital	$262,315,112
Undistributed net investment income	14,407,921
Accumulated net realized loss on investments	(31,352,822)
Net unrealized appreciation of investments	6,604,780

Total Net Assets	$251,974,991

Net Asset Value:
Standard Class:
Net assets	$102,359,100
Shares of beneficial interest outstanding, unlimited authorization, no par	19,686,650
Net asset value per share	$5.20

Service Class:
Net assets	$149,615,891
Shares of beneficial interest outstanding, unlimited authorization, no par	28,894,051
Net asset value per share	$5.18

[1] Investments, at cost	$235,629,481
[2] Short-term investments, at cost	8,350,525
[3] See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-12

Delaware VIP® Trust —

Delaware VIP High Yield Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Interest	$16,248,670
Dividends	135,818

16,384,488

Expenses:
Management fees	1,747,933
Distribution expenses – Service Class	476,903
Accounting and administration expenses	80,176
Reports and statements to shareholders expenses	61,568
Audit and tax fees	40,691
Legal fees	23,635
Dividend disbursing and transfer agent fees and expenses	22,733
Custodian fees	12,140
Trustees’ fees and expenses	13,022
Interest expense	740
Registration fees	445
Other	19,138

2,499,124
Less expenses waived	(13,275)
Less waived distribution expenses – Service Class	(79,484)
Less expenses paid indirectly	(1,421)

Total operating expenses	2,404,944

Net Investment Income	13,979,544

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,020,320
Securities sold short	(4,438)

Net realized gain	6,015,882

Net change in unrealized appreciation (depreciation) of investments	(856,110)

Net Realized and Unrealized Gain	5,159,772

Net Increase in Net Assets Resulting from Operations	$19,139,316

Delaware VIP Trust —

Delaware VIP High Yield Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,979,544	$16,072,307
Net realized gain (loss)	6,015,882	(5,041,243)
Net change in unrealized appreciation (depreciation)	(856,110)	22,928,480

Net increase in net assets resulting from operations	19,139,316	33,959,544

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(6,549,527)	(8,340,632)
Service Class	(9,180,849)	(11,240,941)

	(15,730,376)	(19,581,573)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	10,888,207	16,768,971
Service Class	5,659,487	16,200,727

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,549,527	8,340,632
Service Class	9,180,849	11,240,941

	32,278,070	52,551,271

Cost of shares redeemed:
Standard Class	(29,111,594)	(30,302,987)
Service Class	(28,045,480)	(37,441,907)

	(57,157,074)	(67,744,894)

Decrease in net assets derived from capital share transactions	(24,879,004)	(15,193,623)

Net Decrease in Net Assets	(21,470,064)	(815,652)

Net Assets:
Beginning of year	273,445,055	274,260,707

End of year	$251,974,991	$273,445,055

Undistributed net investment income	$14,407,921	$15,703,041

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-13

Delaware VIP® Trust — Delaware VIP High Yield Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$5.14	$4.89	$5.67	$6.19	$6.11

Income (loss) from investment operations:
Net investment income[1]	0.28	0.29	0.34	0.34	0.39
Net realized and unrealized gain (loss)	0.09	0.32	(0.67)	(0.34)	0.15

Total from investment operations	0.37	0.61	(0.33)	—	0.54

Less dividends and distributions from:
Net investment income	(0.31)	(0.36)	(0.37)	(0.42)	(0.46)
Net realized gain	—	—	(0.08)	(0.10)	—

Total dividends and distributions	(0.31)	(0.36)	(0.45)	(0.52)	(0.46)

Net asset value, end of period	$5.20	$5.14	$4.89	$5.67	$6.19

Total return[2]	7.49%	13.16%	(6.60% )	(0.29% )	9.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$102,359	$112,614	$111,748	$139,666	$151,253
Ratio of expenses to average net assets	0.75%	0.74%	0.75%	0.75%	0.74%
Ratio of expenses to average net assets prior to fees waived[3]	0.75%	0.75%	0.76%	0.75%	0.74%
Ratio of net investment income to average net assets	5.35%	5.95%	6.25%	5.67%	6.34%
Ratio of net investment income to average net assets prior to fees waived[3]	5.35%	5.94%	6.24%	5.67%	6.34%
Portfolio turnover	86%	112%	99%	103%	88%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-14

Delaware VIP® High Yield Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$5.12	$4.87	$5.65	$6.17	$6.09

Income (loss) from investment operations:
Net investment income[1]	0.26	0.28	0.32	0.33	0.37
Net realized and unrealized gain (loss)	0.10	0.32	(0.66)	(0.34)	0.16

Total from investment operations	0.36	0.60	(0.34)	(0.01)	0.53

Less dividends and distributions from:
Net investment income	(0.30)	(0.35)	(0.36)	(0.41)	(0.45)
Net realized gain	—	—	(0.08)	(0.10)	—

Total dividends and distributions	(0.30)	(0.35)	(0.44)	(0.51)	(0.45)

Net asset value, end of period	$5.18	$5.12	$4.87	$5.65	$6.17

Total return[2]	7.26%	12.91%	(6.87% )	(0.54% )	8.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$149,616	$160,831	$162,513	$208,177	$250,979
Ratio of expenses to average net assets	1.00%	0.99%	1.00%	1.00%	0.99%
Ratio of expenses to average net assets prior to fees waived[3]	1.05%	1.05%	1.06%	1.05%	1.04%
Ratio of net investment income to average net assets	5.10%	5.70%	6.00%	5.42%	6.09%
Ratio of net investment income to average net assets prior to fees waived[3]	5.05%	5.64%	5.94%	5.37%	6.04%
Portfolio turnover	86%	112%	99%	103%	88%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-15

Delaware VIP® Trust — Delaware VIP High Yield Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and/or service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017 and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2017, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017, and matured on the next business day.

Short Sales – The Series may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration or for such other purposes consistent with the Series’ investment objectives and strategies. Typically, short sales are transactions in which the Series sells a security it does not own and, at the time a short sale is effected, the Series incurs an obligation to replace the security borrowed at whatever its price may be at the time the Series purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Series. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Series is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

High Yield Series-16

Delaware VIP® High Yield Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates – The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly”. For the year ended Dec. 31, 2017, the Fund earned $1,420 under this agreement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fee, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent annual series operating expenses from exceeding 0.75% of the Series’ average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.* This waiver and reimbursement may only be terminated by agreement of DMC and the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Series as well as the other Delaware Funds, entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Series was charged $13,068 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $20,168 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

High Yield Series-17

Delaware VIP® High Yield Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2017 through Dec. 31, 2017** in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. This waiver and reimbursement may only be terminated by agreement of DDLP and the Series. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2017, the Series was charged $5,664 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The aggregate contractual waiver period covering this report is from May 1, 2017 through May 1, 2018. Prior to May 1, 2017, the aggregate contractual waiver was 0.74% from April, 29, 2016 to April 30, 2017.

**The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

Cross trades for the year ended Dec. 31, 2017 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2017, the Series engaged in securities purchases of $224,294 and securities sales of $1,943,504, which resulted in net realized gains of $40,756.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$222,643,209
Sales	248,184,660

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate Unrealized	Aggregate Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$244,061,650	$7,691,940	$(1,168,804)	$6,523,136

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

High Yield Series-18

Delaware VIP® High Yield Series

Notes to financial statements (continued)

3. Investments (continued)

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporate Debt	$—	$233,115,767	$—	$233,115,767
Loan Agreements	—	6,161,269	—	6,161,269
Common Stock	—	—	—	—
Convertible Preferred Stock	1,516,850	—	—	1,516,850
Preferred Stock[1]	519,000	921,375	—	1,440,375
Short-Term Investments	—	8,350,525	—	8,350,525

Total Value of Securities	$2,035,850	$248,548,936	$—	$250,584,786

1Security type is valued across multiple levels. The amount attributed to Level 1 investments and Level 2 investments represents the following percentages of the total market value of the security type for the Series. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix priced investments.

	Level 1	Level 2	Total
Preferred Stock	36.03%	63.97%	100.00%

A security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 Investments inputs since the Level 3 investments are not considered significant to the Series’ net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 was as follows:

	Year ended
	12/31/17	12/31/16
Ordinary Income	$15,730,376	$19,581,573

High Yield Series-19

Delaware VIP® High Yield Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$262,315,112
Undistributed ordinary income	14,410,601
Troubled debt litigation	(2,148,795)
Capital loss carryforwards	(29,125,063)
Net unrealized appreciation of investments	6,523,136

Net assets	$251,974,991

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments and trust preferred securities.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments, trust preferred securities and contingent payment debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2017 the Series recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss
$455,712	$(455,712)

Under the Regulated Investment Company Modernization Act (Act), net capital losses recognized for the tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. The Series has capital loss carryovers available to offset future realized gains as follows:

Loss carryforward character
No Expiration
Short-term	Long-term	Total
$10,457,065	$18,667,998	$29,125,063

For federal income tax purposes, at Dec. 31, 2017, $5,835,595 of capital loss carryovers was utilized.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/17	12/31/16
Shares sold:
Standard Class	2,099,882	3,403,817
Service Class	1,099,990	3,320,262

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,315,166	1,759,627
Service Class	1,847,253	2,376,520

	6,362,291	10,860,226

Shares redeemed:
Standard Class	(5,642,605)	(6,115,481)
Service Class	(5,468,226)	(7,657,285)

	(11,110,831)	(13,772,766)

Net decrease	(4,748,540)	(2,912,540)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the

High Yield Series-20

Delaware VIP® High Yield Series

Notes to financial statements (continued)

7. Line of Credit (continued)

respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amounts outstanding as of Dec. 31, 2017, or at any time during the year then ended.

8. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty.

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2017, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$2,101,216	$(2,101,216)	$—	$(2,101,216)	$—
Bank of Montreal	5,253,039	(5,253,039)	—	(5,253,039)	—
BNP Paribas	996,270	(996,270)	—	(996,270)	—

Total	$8,350,525	$(8,350,525)	$—	$(8,350,525)	$—

{a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2017.

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

High Yield Series-21

Delaware VIP® High Yield Series

Notes to financial statements (continued)

9. Securities Lending (continued)

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Series had no securities out on loan.

10. Credit and Market Risk

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are

High Yield Series-22

Delaware VIP® High Yield Series

Notes to financial statements (continued)

10. Credit and Market Risk (continued)

determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. General Motors Term Loan Litigation

The Series received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Series in 2009. We believe the matter subject to the litigation notice may lead to a recovery from the Series of certain amounts received by the Series because a US Court of Appeals has ruled that the Series and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Series received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Series should not have received payment in full. Based upon currently available information related to the litigation and the Series’ potential exposure, the Series recorded a liability of $3,069,708 and an asset of $920,913 based on the expected recoveries to unsecured creditors as of Dec. 31, 2017 that resulted in a net decrease in the Series’ NAV to reflect this potential recovery.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017 that would require recognition or disclosure in the Series’ financial statements.

High Yield Series-23

Delaware VIP® Trust — Delaware VIP High Yield Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP High Yield Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP High Yield Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

High Yield Series-24

Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Board consideration of Delaware VIP High Yield Series investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP High Yield Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Series’ performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also

High Yield Series-25

Delaware VIP® High Yield Series

Other Series information (Unaudited)

Board consideration of Delaware VIP High Yield Series investment advisory agreement (continued)

compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2018 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although, as of Feb. 28, 2017, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

High Yield Series-26

Delaware FundsSM by Macquarie

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE
Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee, and Governance Committee Member — Community Health Systems

Director — Drexel Morgan & Co.

Director, Audit Committee Member — vTv Therapeutics LLC

Director — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

High Yield Series-27

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

High Yield Series-28

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/ vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPHY 21745 (2/18) (413178)	High Yield Series-29

Delaware VIP® Trust

Delaware VIP International Value Equity Series

December 31, 2017

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	5

Security type / country and sector allocations	6

Schedule of investments	7

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	14

Report of independent registered public accounting firm	23

Other Series information	24

Board of trustees/directors and officers addendum	26

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP International Value Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Portfolio management review	January 9, 2018

For the fiscal year ended Dec. 31, 2017, Delaware VIP International Value Equity Series (the “Series”) Standard Class shares returned +22.51% and Service Class shares returned +22.18%. Both figures reflect all dividends reinvested. The Series’ benchmark, the MSCI EAFE Index, returned +25.62% (gross) and +25.03% (net) for the same period.

The 12-month period exhibited remarkable continuity, with supportive economic data, modest inflation, benign interest rates, and accommodative credit conditions in most of the world’s developed regions. Equity investors endorsed this robust view of business prospects, with correspondingly strong price gains in nearly all sectors and regions.

In the United States, notable developments included the ongoing transition of Federal Reserve policy toward normalization, including rate increases and plans for balance-sheet reduction. Underlying economic strength remained as employment data continued to improve and business sentiment stayed strong.

The strength of Europe’s economic indicators stood out during the year. Business and consumer sentiment continued to improve, with this underlying support driving euro-zone equities to attain global leadership, despite political uncertainty that includes the pending formation of a new coalition in Germany, the upcoming election in Italy, and unrest in Catalonia. Meanwhile, the European Central Bank (ECB) provided an October boost by extending its quantitative easing program for nine months. Corresponding to solid economic data, the region’s mix of performance generally favored cyclical groups.

Japan’s economy continued to show slow-but-steady progress against relatively modest expectations. Voters gave a majority to Prime Minister Shinzo Abe’s government in a snap election in October 2017. Investors welcomed the news, as it pointed to the continued stability of the Abe administration and its fiscal and monetary policies.

Emerging markets as a group maintained solid relative strength throughout the fiscal year, only slightly trailing the euro zone. China, South Korea, and India were among the strongest markets. Russia and Brazil provided robust returns but lagged the strongest performers. China’s gross domestic product (GDP) growth was a solid 6.8% in the third quarter, but it may soften slightly in response to recently announced credit tightening regulations.

The primary source of underperformance was negative stock selection. On a regional basis, weak stock selection in Europe ex euro zone and the United Kingdom more than offset strong stock selection in the euro zone and Japan. Regional allocation was positive. The benefits of exposure to emerging markets more than offset the adverse effect from exposure to Canada and a small position in cash. On a sector basis, the adverse effect of weak stock selection in consumer staples, healthcare, information technology, and energy more than offset gains from strong stock selection in telecommunications, industrials, financials, and consumer discretionary.

Overall, currency had a negative effect, primarily due to an overweight exposure to the Hong Kong dollar.

The Series’ trading activity during the period included trimming positions and redeploying the proceeds at valuations that we viewed as attractive. This involved positions across a variety of sectors and regions but did not result in material changes to the Series’ portfolio positioning.

As we face the future, with a strong year of equity market gains behind us and major market indices setting record highs, we must consider the durability of the underlying cycles. Investors may be comforted that this year’s strong equity performance took place against a broadly improving economic backdrop. At the same time, underlying corporate performance generally kept pace with the year’s strong stock price gains. Valuations actually came down during the year in most countries included in MSCI’s developed market indices, with the US a notable exception. The pattern appeared even stronger in the final months of the fiscal year. Price-to-earnings ratios declined in countries as diverse as Australia, France, Germany, Japan, and the UK, where underlying earnings performance exceeded gains in share prices (source: MSCI data via FactSet).

We think that aggregate valuation data help define the bounds of probability for prospective performance and, in this context, we find greater scope for improvement in non-US markets, where valuations are lower and the economic cycle is in a less advanced stage than in the US. According to MSCI data, as of Dec. 31, 2017, US stocks were trading at a more expensive valuation on trailing earnings than in all but 12% of all months going back to 1974. By contrast, markets such as Japan or the euro zone have valuations low enough to support additional price gains before reaching historical norms. This, combined with cyclical recovery potential, could facilitate further market appreciation.

Debt markets help support a positive outlook, as sovereign yield spreads across Europe are generally subdued while tight credit spreads indicate little cause for alarm, in our opinion. Against these positives, we are monitoring the possible sources of cyclical slowdowns in various markets, such as the potential for the appreciating euro to dampen earnings for European exporters, or the effect of reduced fiscal stimulus in Japan.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

International Value Equity Series-1

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Portfolio management review (continued)	January 9, 2018

As always, while we are mindful of the potential of macro drivers to steer markets both up and down, as managers of concentrated, active portfolios, we remain focused on the power of individual companies to transcend the speculative prospects of the countries where they are domiciled. We believe the success of strong managements and strong franchises can transcend cyclical noise and that the qualities that drive this success can be recognized and, when accompanied by attractive valuation, can potentially lead to strong and sustained outperformance.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

International Value Equity Series-2

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP International Value Equity Series
Average annual total returns
For periods ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Oct. 29, 1992)	+22.51%	+8.65%	+7.54%	+2.01%	+6.97%

Service Class shares (commenced operations on May 1, 2000)	+22.18%	+8.37%	+7.28%	+1.75%	+5.35%

MSCI EAFE Index (gross)	+25.62%	+8.30%	+8.39%	+2.42%	n/a

MSCI EAFE Index (net)	+25.03%	+7.80%	+7.90%	+1.94%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.27%, while total operating expenses for Standard Class and Service Class shares were 1.02% and 1.32%, respectively. The management fee for Standard Class and Service Class shares was 0.85%. Please see the “Financial highlights ” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

International Value Equity Series-3

Delaware VIP® International Value Equity Series

Performance summary (continued)

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
– – MSCI EAFE Index (gross)	$10,000	$12,703
–– Delaware VIP International Value Equity Series (Standard Class)	$10,000	$12,200
--- MSCI EAFE Index (net)	$10,000	$12,119

The graph shows a $10,000 investment in the Delaware VIP International Value Equity Series Standard Class shares for the period from Dec. 31, 2007 through Dec. 31, 2017.

The graph also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 2007 through Dec. 31, 2017. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

International Value Equity Series-4

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Disclosure of Series expenses

For the six-month period from July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,075.50	1.08%	$5.65
Service Class	1,000.00	1,074.00	1.33%	6.95
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,019.76	1.08%	$5.50
Service Class	1,000.00	1,018.50	1.33%	6.77

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

International Value Equity Series-5

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Security type / country and sector allocations

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock by Country	95.96%
Australia	0.44%
Canada	4.53%
China/Hong Kong	7.36%
Denmark	2.26%
France	18.74%
Germany	5.41%
Indonesia	2.20%
Italy	3.12%
Japan	22.17%
Netherlands	5.16%
Republic of Korea	2.99%
Russia	1.07%
Sweden	4.06%
Switzerland	2.84%
United Kingdom	13.61%
Short-Term Investments	4.26%
Securities Lending Collateral	0.49%
Total Value of Securities	100.71%
Obligation to Return Securities Lending Collateral	(0.49%)
Liabilities Net of Receivables and Other Assets	(0.22%)
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Consumer Discretionary	16.85%
Consumer Staples	7.93%
Energy	5.28%
Financials	18.90%
Healthcare	10.69%
Industrials	21.17%
Information Technology	7.12%
Materials	2.87%
Telecommunication Services	4.68%
Utilities	0.47%
Total	95.96%

International Value Equity Series-6

Delaware VIP® Trust – Delaware VIP International Value Equity Series

Schedule of investments

December 31, 2017

	Number of	Value
	shares	(US $)

Common Stock – 95.96% Δ
Australia – 0.44%
Coca-Cola Amatil	34,536	$228,796

		228,796

Canada – 4.53%
Alamos Gold *	40,068	261,064
CGI Group Class A †	18,914	1,027,706
Suncor Energy	24,500	899,503
Yamana Gold	53,583	167,100

		2,355,373

China/Hong Kong – 7.36%
CNOOC	543,000	779,540
Techtronic Industries	202,859	1,319,685
Yue Yuen Industrial Holdings	439,000	1,723,670

		3,822,895

Denmark – 2.26%
Carlsberg Class B	9,800	1,175,395

		1,175,395

France – 18.74%
AXA	48,669	1,442,220
Kering	2,885	1,358,048
Publicis Groupe	5,952	403,470
Rexel	26,942	487,838
Sanofi	15,241	1,312,128
Teleperformance	7,568	1,083,359
TOTAL	19,316	1,066,242
Valeo	9,321	694,329
Vinci	18,515	1,890,227

		9,737,861

Germany – 5.41%
Bayerische Motoren Werke	10,758	1,115,413
Deutsche Post	35,712	1,697,519

		2,812,932

Indonesia – 2.20%
Bank Rakyat Indonesia Persero	4,267,075	1,144,806

		1,144,806

Italy – 3.12%
Leonardo	42,961	510,515
UniCredit †	59,660	1,112,912

		1,623,427

Japan – 22.17%
East Japan Railway	14,156	1,380,468
ITOCHU	105,835	1,972,925
Japan Tobacco	38,900	1,252,701
Matsumotokiyoshi Holdings	8,200	336,865
MINEBEA MITSUMI	54,300	1,132,544
Mitsubishi UFJ Financial Group	272,035	1,979,861
Nippon Telegraph & Telephone	28,218	1,326,644
Nitori Holdings	3,658	520,623
Toyota Motor	25,443	1,621,483

		11,524,114

	Number of	Value
	shares	(US $)

Common Stock Δ (continued)
Netherlands – 5.16%
ING Groep	74,396	$1,365,668
Koninklijke Philips	34,879	1,316,985

		2,682,653

Republic of Korea – 2.99%
Samsung Electronics	654	1,553,846

		1,553,846

Russia – 1.07%
Mobile TeleSystems ADR	54,700	557,393

		557,393

Sweden – 4.06%
Nordea Bank	128,978	1,561,661
Tele2 Class B	44,561	547,656

		2,109,317

Switzerland – 2.84%
Novartis	17,516	1,474,015

		1,474,015

United Kingdom – 13.61%
Imperial Brands	26,405	1,126,296
Meggitt	130,456	847,098
National Grid	20,907	246,463
Playtech	96,349	1,118,197
Rio Tinto	20,294	1,064,574
Shire	28,015	1,451,769
Standard Chartered †	116,120	1,219,444

		7,073,841

Total Common Stock (cost $41,466,071)		49,876,664

	Principal
	amount°

Short-Term Investments – 4.26%
Discount Notes – 1.07% ≠
Federal Home Loan Bank
1.176% 1/26/18	214,489	214,306
1.211% 2/5/18	170,229	170,018
1.235% 2/8/18	169,610	169,382

		553,706

Repurchase Agreements – 1.12%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $146,912 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $149,828)	146,890	146,890

International Value Equity Series-7

Delaware VIP® International Value Equity Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
Repurchase Agreements (continued)
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $367,275 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $374,571)	367,226	$367,226
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $69,657 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $71,040)	69,647	69,647

		583,763

US Treasury Obligations – 2.07% ≠
US Cash Management Bill 0.333% 1/2/18	816,601	816,600
US Treasury Bill 0.883% 1/11/18	258,274	258,198

		1,074,798

Total Short-Term Investments (cost $2,212,232)		2,212,267

Total Value of Securities Before Securities Lending Collateral – 100.22% (cost $43,678,303)		52,088,931

Securities Lending Collateral – 0.49% **
Certificate of Deposit – 0.02% ≠
Bank of Nova Scotia (Toronto) 1.32% 1/2/18

	12,000	12,000

Repurchase Agreements – 0.47%
Bank of Montreal 1.35%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $59,562 (collateralized by US government obligations 0.00%-2.625% 2/15/18-9/9/49; market value $60,744)	59,553	59,553

	Principal	Value
	amount°	(US $)

Securities Lending Collateral ** (continued)
Repurchase Agreements (continued)
Bank of Nova Scotia 1.36%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $59,562 (collateralized by US government obligations 0.125%-2.25% 6/15/18-4/15/22; market value $60,753)	59,553	$59,553
Credit Agricole 1.38%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $59,562 (collateralized by US government obligations 0.00%-8.00% 12/31/17-7/31/22; market value $60,744)	59,553	59,553
JP Morgan Securities 1.41%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $59,562 (collateralized by US government obligations 0.125%-1.375% 4/15/18-7/15/20; market value $60,748)	59,553	59,553
Merrill Lynch, Pierce, Fenner & Smith 1.38%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $5,645 (collateralized by US government obligations 1.243% 10/31/18; market value $5,757)	5,644	5,644

		243,856

Total Securities Lending Collateral (cost $255,856)		255,856

Total Value of Securities – 100.71% (cost $43,934,159)	$52,344,787	∎

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
≠	The rate shown is the effective yield at the time of purchase.

International Value Equity Series-8

Delaware VIP® International Value Equity Series

Schedule of investments (continued)

∎	Includes $243,009 of securities loaned.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
†	Non-income producing security.

The following foreign currency exchange contracts were outstanding at Dec. 31, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
BNYM	CAD	22,956	USD	(18,253)	1/2/18	$ 11
BNYM	CHF	13,162	USD	(13,458)	1/3/18	54
BNYM	DKK	67,084	USD	(10,769)	1/2/18	45
BNYM	EUR	120,781	USD	(144,359)	1/2/18	596
BNYM	GBP	47,562	USD	(64,012)	1/2/18	212
BNYM	HKD	303,237	USD	(38,814)	1/2/18	2
BNYM	IDR	139,261,364	USD	(10,283)	1/3/18	–
BNYM	JPY	9,401,758	USD	(83,297)	1/5/18	172
BNYM	SEK	159,921	USD	(19,425)	1/2/18	74

Total Foreign Currency Exchange Contracts						$1,166

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

[1]See	Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

CAD – Canadian Dollars

CHF – Swiss Franc

DKK – Danish Krone

EUR – European Monetary Unit

GBP – British Pound Sterling

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

JPY – Japanese Yen

SEK – Swedish Krona

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-9

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$49,876,664
Short-term investments, at value[2]	2,212,267
Short-term investments held as collateral for loaned securities, at value[3]	255,856
Foreign currencies, at value[4]	131,701
Cash	22,129
Foreign tax reclaims receivable	160,630
Dividends and interest receivable	38,209
Receivable for series shares sold	26,375
Unrealized appreciation on foreign currency exchange contracts	1,166
Securities lending income receivable	66

Total assets	52,725,063

Liabilities:
Payable for securities purchased	403,745
Obligation to return securities lending collateral	255,484
Other accrued expenses	46,179
Investment management fees payable	37,030
Audit and tax fees payable	6,153
Accounting and administration expenses payable to affiliates	505
Legal fees payable to affiliates	422
Dividend disbursing and transfer agent fees and expenses payable to affiliates	327
Payable for series shares redeemed	224
Trustees’ fees and expenses payable	130
Distribution fees payable to affiliates	63
Reports and statements to shareholders expenses payable to affiliates	38
Other liabilities	402

Total liabilities	750,702

Total Net Assets	$51,974,361

Net Assets Consist of:
Paid-in capital	$43,062,483
Undistributed net investment income	1,392,925
Accumulated net realized loss on investments	(899,995)
Net unrealized appreciation of investments	8,410,628
Net unrealized appreciation of foreign currencies	7,154
Net unrealized appreciation of foreign currency exchange contracts	1,166

Total Net Assets	$51,974,361

Net Assets Value:
Standard Class:
Net assets	$51,613,409
Shares of beneficial interest outstanding, unlimited authorization, no par	3,853,500
Net asset value per share	$13.39

Service Class:
Net assets	$360,952
Shares of beneficial interest outstanding, unlimited authorization, no par	27,016
Net asset value per share	$13.36

[1]Investments, at cost	$41,466,071
[2]Short-term investments, at cost	2,212,232
[3]Short-term investments held as collateral for loaned securities, at cost	255,856
[4]Foreign currencies, at cost	130,768

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-10

Delaware VIP® Trust —

Delaware VIP International Value Equity Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Dividends	$2,340,388
Interest	14,561
Securities lending income	10,161
Foreign tax withheld	(219,547)

2,145,563

Expenses:
Management fees	596,306
Audit and tax fees	37,952
Accounting and administration expenses	31,188
Reports and statements to shareholders expenses	29,470
Custodian fees	24,075
Legal fees	6,625
Dividend disbursing and transfer agent fees and expenses	6,054
Trustees’ fees and expenses	3,455
Registration fees	453
Distribution expenses - Service Class	1,383
Other	8,108

745,069
Less waived distribution expenses - Service Class	(230)
Less expense paid indirectly	(36)

Total operating expenses	744,803

Net Investment Income	1,400,760

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,495,423
Foreign currencies	63,840
Foreign currency exchange contracts	(69,590)

Net realized gain	5,489,673

Net change in unrealized appreciation (depreciation) of:
Investments	7,722,853
Foreign currencies	14,607
Foreign currency exchange contracts	1,166

Net change in unrealized appreciation (depreciation)	7,738,626

Net Realized and Unrealized Gain	13,228,299

Net Increase in Net Assets Resulting from Operations	$14,629,059

Delaware VIP Trust —

Delaware VIP International Value Equity Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase in Net Assets from Operations:
Net investment income	$1,400,760	$1,109,653
Net realized gain	5,489,673	118,605
Net change in unrealized appreciation (depreciation)	7,738,626	1,353,018

Net increase in net assets resulting from operations	14,629,059	2,581,276

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,129,739)	(1,045,938)
Service Class	(6,001)	(3,162)

	(1,135,740)	(1,049,100)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	6,665,216	9,590,281
Service Class	749,808	244,525
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,129,739	1,045,938
Service Class	6,001	3,162

	8,550,764	10,883,906

Cost of shares redeemed:
Standard Class	(35,220,387)	(8,812,705)
Service Class	(811,874)	(73,007)

	(36,032,261)	(8,885,712)

Increase (Decrease) in net assets derived from capital share transactions	(27,481,497)	1,998,194

Net Increase (Decrease) in Net Assets	(13,988,178)	3,530,370

Net Assets:
Beginning of year	65,962,539	62,432,169

End of year	$51,974,361	$65,962,539

Undistributed net investment income	$1,392,925	$1,133,655

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-11

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.11	$10.84	$10.99	$12.19	$10.09

Income (loss) from investment operations:
Net investment income[1]	0.25	0.19	0.19	0.25	0.18
Net realized and unrealized gain (loss)	2.22	0.26	(0.11)	(1.29)	2.09

Total from investment operations	2.47	0.45	0.08	(1.04)	2.27

Less dividends and distributions from:
Net investment income	(0.19)	(0.18)	(0.23)	(0.16)	(0.17)
Total dividends and distributions	(0.19)	(0.18)	(0.23)	(0.16)	(0.17)

Net asset value, end of period	$13.39	$11.11	$10.84	$10.99	$12.19

Total return[2]	22.51%	4.19%	0.49%	(8.67% )	22.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,613	$65,633	$62,285	$57,986	$57,733
Ratio of expenses to average net assets[3]	1.06%	1.02%	1.04%	1.07%	1.09%
Ratio of net investment income to average net assets[3]	2.00%	1.78%	1.66%	2.13%	1.59%
Portfolio turnover	15%	19%	11%	27%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-12

Delaware VIP® International Value Equity Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Service Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.09	$10.82	$10.97	$12.16	$10.07

Income (loss) from investment operations:
Net investment income[1]	0.22	0.16	0.16	0.22	0.15
Net realized and unrealized gain (loss)	2.21	0.26	(0.11)	(1.28)	2.09

Total from investment operations	2.43	0.42	0.05	(1.06)	2.24

Less dividends and distributions from:
Net investment income	(0.16)	(0.15)	(0.20)	(0.13)	(0.15)

Total dividends and distributions	(0.16)	(0.15)	(0.20)	(0.13)	(0.15)

Net asset value, end of period	$13.36	$11.09	$10.82	$10.97	$12.16

Total return[2]	22.18%	3.92%	0.24%	(8.82% )	22.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$361	$330	$147	$156	$25
Ratio of expenses to average net assets	1.31%	1.27%	1.29%	1.32%	1.34%
Ratio of expenses to average net assets prior to fees waived[3]	1.36%	1.32%	1.34%	1.37%	1.39%
Ratio of net investment income to average net assets	1.75%	1.53%	1.41%	1.88%	1.34%
Ratio of net investment income to average net assets prior to fees waived[3]	1.70%	1.48%	1.36%	1.83%	1.29%
Portfolio turnover	15%	19%	11%	27%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-13

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and/or service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017 and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2017, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017, and matured on the next business day.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or

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Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $35 under this agreement.

The Series may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Series as well as other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Series was charged $4,403 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and

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Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $5,261 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2017 through Dec. 31, 2017* in order to limit 12b-1 fee of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no 12b-1 fee.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2017, the Series was charged $3,295 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$10,122,170
Sales	36,709,167

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives in the Series for federal income tax purposes were as follows:

Cost of Investments and Derivatives	Aggregate Unrealized Appreciation of Investments and Derivatives	Aggregate Unrealized Depreciation of Investments and Derivatives	Net Unrealized Appreciation of Investments and Derivatives
$44,817,099	$11,807,524	$(4,278,670)	$7,528,854

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any

International Value Equity Series-16

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

3. Investments (continued)

restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

Securities	Level 1	Level 2	Total
Assets:
Common Stock
Australia	$—	$228,796	$228,796
Canada	2,355,373	—	2,355,373
China/Hong Kong	—	3,822,895	3,822,895
Denmark	—	1,175,395	1,175,395
France	—	9,737,861	9,737,861
Germany	—	2,812,932	2,812,932
Indonesia	1,144,806	—	1,144,806
Italy	—	1,623,427	1,623,427
Japan	—	11,524,114	11,524,114
Netherlands	—	2,682,653	2,682,653
Republic of Korea	—	1,553,846	1,553,846
Russia	557,393	—	557,393
Sweden	—	2,109,317	2,109,317
Switzerland	—	1,474,015	1,474,015
United Kingdom	—	7,073,841	7,073,841
Securities Lending Collateral
Certificate of Deposit	—	12,000	12,000
Repurchase Agreements	—	243,856	243,856
Short-Term Investments	—	2,212,267	2,212,267

Total Value of Securities	$4,057,572	$48,287,215	$52,344,787

Derivatives*
Assets:
Foreign Currency Exchange Contracts	$—	$1,166	$1,166

*Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

As a result of utilizing international fair value pricing at Dec. 31, 2017, a portion of the common stock in the portfolio was categorized as Level 2.

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series’ occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Dec. 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 was as follows:

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Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

4. Dividend and Distribution Information (continued)

	Year ended
	12/31/17	12/31/16
Ordinary income	$1,135,740	$1,049,100

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$43,062,483
Undistributed ordinary income	1,393,151
Qualified late year capital losses	(10,127)
Net unrealized appreciation on investments, foreign currencies, and derivatives	7,528,854

Net assets	$51,974,361

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of foreign currency exchange contracts.

Qualified late year losses represent losses realized on investment transactions from Nov. 1, 2017 through Dec. 31, 2017 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2017 the Series recorded the following reclassifications:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss

$(8,396,567)	$(5,750)	$8,402,317

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $8,396,567 of capital loss carryforwards expired at Dec. 31, 2017. $4,327,254 was utilized in 2017.

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At Dec, 31, 2017, there were no capital loss carryforwards incurred under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/17	12/31/16
Shares sold:
Standard Class	536,097	894,718
Service Class	59,256	22,471
Shares issued upon reinvestment of dividends and distributions:
Standard Class	97,814	97,116
Service Class	520	294

	693,687	1,014,599

Shares redeemed:
Standard Class	(2,686,700)	(830,284)
Service Class	(62,462)	(6,696)

	(2,749,162)	(836,980)

Net increase (decrease)	(2,055,475)	177,619

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Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amounts outstanding as of Dec. 31, 2017, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Series may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

During the year ended Dec. 31, 2017, the Series entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to facilitate or expedite the settlement of portfolio transactions.

During the year ended Dec. 31, 2017, the Series experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as on the “Statement of assets and liabilities” and “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2017.

	Long Derivatives	Short Derivatives
	Volume	Volume
Foreign currency exchange contracts (Average cost)	$35,408	$162,145

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

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Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

9. Offsetting (continued)

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2017, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivatives Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$1,166	$—	$1,166

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure (b)
BNY Mellon	$1,166	$—	$—	$—	$—	$1,166

Master Repurchase Agreements

Counterparty		Repurchase Agreements	Fair Value of Non-Cash Collateral Received (a)	Cash Collateral Received	Net Collateral Received	Net Exposure (b)
Bank of America Merrill Lynch		$146,890	$(146,890)	$—	$(146,890)	$—
Bank of Montreal		367,226	(367,226)	—	(367,226)	—
BNP Paribas		69,647	(69,647)	—	(69,647)	—

Total		$583,763	$(583,763)	$—	$(583,763)	$—

Securities Lending

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MLSA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell, or re-pledge the collateral.

As of Dec. 31, 2017, the following table is a summary of the Series securities lending agreement by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received - Invested in Securities(a)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(b)
BNY Mellon	$243,009	$(243,009)	$—	$(243,009)	$—

(a)	The value of the related collateral received exceeded the value of the net position repurchase agreements and securities loaned at value, as applicable, as of Dec. 31, 2017.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial

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Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

10. Securities Lending (continued)

collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedule of Investments.” Securities purchased with cash collateral are valued at the market value. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

The following table reflects a breakdown of transactions in securities lending collateral accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of Dec. 31, 2017:

Remaining Contractual Maturity of the Agreements as of Dec. 31, 2017

Securities Lending Transactions	Overnight and Continuous	Under 30 days	Between 30 and 90 days	Over 90 days	Total
Certificates of Deposit and Repurchase Agreements	$255,856	$—	$—	$—	$255,856

At Dec. 31, 2017, the value of securities on loan was $243,009 for which the Series received cash collateral of $255,856. At Dec. 31, 2017, the value of invested collateral was $255,856. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A,

International Value Equity Series-21

Delaware VIP® International Value Equity Series

Notes to financial statements (continued)

11. Credit and Market Risk (continued)

which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2017, there were no Rule 144A securities held by the Series.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017, that would require recognition or disclosure in the Series’ financial statements.

International Value Equity Series-22

Delaware VIP® Trust — Delaware VIP International Value Equity Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP International Value Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

International Value Equity Series-23

Delaware VIP® International Value Equity Series

Other Series information (Unaudited)

Board consideration of Delaware VIP International Value Equity Series investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP International Value Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all international multi-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 3-year periods was in the second quartile of its Performance Universe. In evaluating the Series’ performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also

International Value Equity Series-24

Delaware VIP® International Value Equity Series

Other Series information (Unaudited)

Board consideration of Delaware VIP International Value Equity Series investment advisory agreement (continued)

compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2018 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although, as of Feb. 28, 2017, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

For the year ended Dec. 31, 2017, the Series reports distributions paid during the year as follows:

(A)
Ordinary Income
Distributions
(Tax Basis)
100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $122,536. The gross foreign source income earned during the fiscal year 2017 by the Series was $2,102,134.

International Value Equity Series-25

Delaware FundsSM by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEE
Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee, and Governance Committee Member — Community Health Systems

Director — Drexel Morgan & Co.

Director, Audit Committee Member — vTv Therapeutics LLC

Director — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

International Value Equity Series-26

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

International Value Equity Series-27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/ vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPIVE 21746 (2/18) (413178)

International Value Equity Series-28

Delaware VIP® Trust

Delaware VIP Limited-Term Diversified Income Series

December 31, 2017

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Limited-Term Diversified Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Portfolio management review	January 9, 2018

For the fiscal year ended Dec. 31, 2017, Delaware VIP Limited-Term Diversified Income Series (the “Series”) Standard Class shares returned +2.17%, and Service Class shares returned +1.92%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg Barclays 1–3 Year US Government/Credit Index, returned +0.84%.

In 2017, low global economic growth and low interest rates supported by central bank liquidity drove financial markets in a risk-on environment. The US Federal Reserve was the only major central bank withdrawing stimulus throughout the year. By contrast, the European Central Bank, Bank of Japan, and Bank of China all cut rates. The yields on many of their 2-year and even some 5-year government bonds were negative, and many were 2 percentage points below that of same-maturity US Treasurys. Those significantly lower yields sent overseas investors to the United States in search of higher fixed income yields, which helped to compress yields, particularly in bonds with higher yields than Treasurys (spread product). With little sign of inflation picking up, investors ventured further out on the yield curve and reached for yield in investment grade and high yield corporate bonds as well as mortgage-backed securities (MBS).

Spread tightening continued throughout the fiscal year as market volatility declined. Risk levels were at historic lows in the equity market while stocks rose in all 12 months of the period for the first time in 45 years. With little fear of volatility rising, spread product drove fixed income markets, benefiting investors who embraced higher risk levels. Anticipation of the year-end tax cuts gave investors more confidence and increased comfort with riskier assets during the fall, and was confirmed when the Tax Cuts and Jobs Act became law in December 2017.

With that as a backdrop, the Series maintained significant exposure to high-grade credit, with its corporate bond holdings tending to be longer duration, at 5 to 10 years, than the benchmark’s 2-year average duration.

To balance overall duration, the Series also owned a large portion of short-term, floating-rate asset-backed securities as an anchor on the short end of the curve. Overall, that barbell strategy brought us to slightly longer than a two-year duration, fairly close to the benchmark, while generating significantly more yield. The Series’ barbell positioning benefited from the significant flattening of the yield curve as longer-duration bonds rallied with much lower rates while shorter rates rose. (A barbell strategy involves purchasing both short- and long-term bonds in an attempt to seek better risk-adjusted returns.)

The Series benefited from spread product contributions, with a significant underweight to Treasurys as we sourced duration from high-grade credit, high yield credit, bank loans, emerging market debt, and agency MBS, which are not in the benchmark. Each of those components contributed to performance. Particularly strong returns in high-grade credit holdings further aided the Series’ relative performance.

Within corporate bonds, we favored regulated industries, particularly banks within financials and utilities, while avoiding technology and some telecommunications securities because of idiosyncratic or unsystematic risk (risk that is not correlated to overall market risk), including event risk. Our concern was with companies issuing debt to fund mergers and acquisitions, pay dividends, or for other shareholder-friendly activity. Regulated industries, such as banks, have less of that.

Little detracted from the Series’ performance relative to the benchmark during the fiscal year. However, one drawback was our periodic hedge — through credit default swaps — against high yield exposure in order to reduce risk. That hedge detracted from performance as riskier assets rallied all year.

At fiscal year end, corporate fundamentals remained strong, in our view, along with market technical factors, such as supply-demand dynamics, partly driven by the relative attractiveness of higher US yields to global investors. The historically high level of valuations concerns us, however, and while we don’t see much more spread tightening, in this environment, we believe it is critical to focus on individual bond selection. Therefore, we’ve moved up in quality to avoid some valuation-related idiosyncratic risk.

During 2017, the Series owned some high yield credit default swaps, and we used Treasury futures at times. The Series’ exposure to credit default swaps averaged about 3% to 4% of the portfolio and, combined with Treasury futures, its effect on the portfolio’s returns was less than 50 basis points. At fiscal year end, the Series’ exposure to derivatives totaled just over 1%.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

Limited-Term Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Limited-Term Diversified Income Series

Average annual total returns

For periods ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+2.17%	+1.68%	+1.13%	+2.77%	+4.87%

Service Class shares (commenced operations on May 1, 2000)	+1.92%	+1.42%	+0.87%	+2.51%	+3.68%

Bloomberg Barclays 1–3 Year US Government/Credit Index	+0.84%	+0.93%	+0.84%	+1.86%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.80%, while total operating expenses for Standard Class and Service Class shares were 0.55% and 0.85%, respectively. The management fee for Standard Class and Service Class shares was 0.48%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

Limited-Term Diversified Income Series-2

Delaware VIP® Limited-Term Diversified Income Series

Performance summary (continued)

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
— Delaware VIP Limited-Term Diversified Income Series (Standard Class)	$10,000	$13,141
– – Bloomberg Barclays 1–3 Year US Government/Credit Index	$10,000	$12,019

The graph shows a $10,000 investment in the Delaware VIP Limited-Term Diversified Income Series Standard Class shares for the period from Dec. 31, 2007 through Dec. 31, 2017.

The graph also shows $10,000 invested in the Bloomberg Barclays 1–3 Year US Government/Credit Index for the period from Dec. 31, 2007 through Dec. 31, 2017. The Bloomberg Barclays 1–3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Limited-Term Diversified Income Series-3

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Disclosure of Series expenses

For the six-month period from July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,006.70	0.55%	$2.78
Service Class	1,000.00	1,004.40	0.80%	4.04
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.43	0.55%	$2.80
Service Class	1,000.00	1,021.17	0.80%	4.08

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Limited-Term Diversified Income Series-4

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Security type / sector allocation

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	0.85%
Agency Commercial Mortgage-Backed Securities	0.34%
Agency Mortgage-Backed Securities	14.29%
Corporate Bonds	34.20%
Banking	15.71%
Basic Industry	1.26%
Brokerage	0.58%
Capital Goods	0.52%
Communications	3.79%
Consumer Cyclical	0.78%
Consumer Non-Cyclical	1.39%
Electric	5.29%
Energy	1.99%
Finance Companies	0.99%
Insurance	0.25%
REITs	0.20%
Technology	0.69%
Transportation	0.76%
Municipal Bonds	0.32%
Non-Agency Asset-Backed Securities	29.69%
Non-Agency Collateralized Mortgage Obligations	0.12%
Non-Agency Commercial Mortgage-Backed Security	0.07%
US Treasury Obligation	18.11%
Preferred Stock	0.60%
Short-Term Investments	1.49%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

Limited-Term Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Schedule of investments

December 31, 2017

	Principal amount°	Value (US $)

Agency Asset-Backed Security – 0.00%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.747% 9/26/33 f	15,803	$17,279

Total Agency Asset-Backed Security (cost $15,675)		17,279

Agency Collateralized Mortgage Obligations – 0.85%
Fannie Mae Connecticut Avenue Securities
Series 2016-C03 1M1 3.552%
(LIBOR01M + 2.00%) 10/25/28 •	1,124,600	1,142,505
Series 2016-C04 1M1 3.002%
(LIBOR01M + 1.45%) 1/25/29 •	723,803	730,841
Series 2017-C01 1M1 2.852%
(LIBOR01M + 1.30%) 7/25/29 •	716,106	723,452
Fannie Mae Grantor Trust
Series 2001-T5 A2 7.00% 6/19/41 •	12,367	13,327
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	384	439
Series 2003-120 BL 3.50% 12/25/18	15,671	15,707
Series 2004-49 EB 5.00% 7/25/24	7,455	7,888
Series 2005-66 FD 1.852%
(LIBOR01M + 0.30%) 7/25/35 •	193,476	193,185
Series 2005-110 MB 5.50% 9/25/35	1,623	1,682
Series 2011-88 AB 2.50% 9/25/26	11,272	11,277
Series 2011-113 MC 4.00% 12/25/40	54,674	55,635
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	11,423	12,733
Series 3016 FL 1.867% (LIBOR01M + 0.39%) 8/15/35 •	9,488	9,504
Series 3027 DE 5.00% 9/15/25	8,410	8,980
Series 3067 FA 1.827% (LIBOR01M + 0.35%) 11/15/35 •	782,293	781,166
Series 3232 KF 1.927% (LIBOR01M + 0.45%) 10/15/36 •	24,695	24,810
Series 3297 BF 1.717% (LIBOR01M + 0.24%) 4/15/37 •	302,288	301,138
Series 3737 NA 3.50% 6/15/25	38,344	39,107
Series 3780 LF 1.877% (LIBOR01M + 0.40%) 3/15/29 •	1,998	1,998
Series 3800 AF 1.977% (LIBOR01M + 0.50%) 2/15/41 •	1,596,791	1,606,284
Series 3803 TF 1.877% (LIBOR01M + 0.40%) 11/15/28 •	10,325	10,329
Series 4163 CW 3.50% 4/15/40	1,010,846	1,023,827
Freddie Mac Strips
Series 19 F 1.999% 6/1/28 •	1,091	1,090

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 4.402%
(LIBOR01M + 2.85%) 4/25/28 •	686,851	$710,848
Series 2015-HQA1 M2 4.202%
(LIBOR01M + 2.65%) 3/25/28 •	418,687	426,995
Series 2015-HQA2 M2 4.352%
(LIBOR01M + 2.80%) 5/25/28 •	525,910	543,789
Series 2016-DNA1 M2 4.452%
(LIBOR01M + 2.90%) 7/25/28 •	470,000	484,339
Series 2016-DNA3 M2 3.552%
(LIBOR01M + 2.00%) 12/25/28 •	410,000	417,162
Series 2016-DNA4 M2 2.852%
(LIBOR01M + 1.30%) 3/25/29 •	500,000	507,454
Series 2016-HQA2 M2 3.802%
(LIBOR01M + 2.25%) 11/25/28 •	480,000	492,388
Series 2017-DNA3 M2 4.052%
(LIBOR01M + 2.50%) 3/25/30 •	450,000	466,064
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	760	883
Series T-58 2A 6.50% 9/25/43 ◆	17,059	19,470
NCUA Guaranteed Notes Trust
Series 2011-R2 1A 1.803%
(LIBOR01M + 0.40%) 2/6/20 •	1,305,741	1,310,182

Total Agency Collateralized Mortgage Obligations (cost $11,981,073)		12,096,478

Agency Commercial Mortgage-Backed Securities – 0.34%
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #•	125,000	133,071
Series 2012-K22 B 144A 3.686% 8/25/45 #•	1,115,000	1,139,208
Series 2012-K708 B 144A 3.75% 2/25/45 #•	1,170,000	1,183,109
Series 2013-K712 B 144A 3.362% 5/25/45 #•	625,000	630,475
NCUA Guaranteed Notes Trust
Series 2011-C1 2A 1.933%
(LIBOR01M + 0.53%) 3/9/21 •	1,798,737	1,794,961

Total Agency Commercial Mortgage-Backed Securities (cost $4,919,167)		4,880,824

Limited-Term Diversified Income Series-6

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities - 14.29%
Fannie Mae ARM
2.96% (LIBOR12M + 1.609%) 4/1/46 •	3,812,359	$3,862,479
3.20% (LIBOR12M + 1.547%) 4/1/44 •	296,590	302,730
3.213% (H15T1Y + 2.127%) 12/1/33 •	5,197	5,506
3.284% (LIBOR12M + 1.518%) 8/1/34 •	6,336	6,610
3.334% (LIBOR12M + 1.584%) 9/1/38 •	376,759	392,529
3.37% (LIBOR12M + 1.62%) 8/1/37 •	69,103	72,294
3.378% (LIBOR12M + 1.591%) 8/1/36 •	7,286	7,730
3.422% (LIBOR12M + 1.673%) 9/1/35 •	73,838	77,526
3.448% (LIBOR12M + 1.698%) 4/1/36 •	3,837	4,039
3.45% (LIBOR12M + 1.70%) 8/1/37 •	25,487	25,311
3.505% (LIBOR12M + 1.77%) 1/1/41 •	60,034	61,868
3.506% (LIBOR12M + 1.731%) 6/1/36 •	13,816	14,516
3.537% (LIBOR12M + 1.814%) 7/1/36 •	12,609	13,261
3.58% (LIBOR12M + 1.83%) 8/1/35 •	1,764	1,857
3.603% (LIBOR12M + 1.777%) 6/1/34 •	3,722	3,950
3.609% (LIBOR12M + 1.859%) 7/1/36 •	1,834	1,935
Fannie Mae FHAVA
4.50% 7/1/40	674,622	720,314
Fannie Mae S.F. 30 yr
4.50% 11/1/39	562,087	609,464
4.50% 8/1/40	169,248	182,133
4.50% 8/1/41	1,552,529	1,684,246
4.50% 10/1/43	1,829,152	1,973,524
4.50% 10/1/44	127,549	137,643
4.50% 2/1/46	46,515,217	49,859,676
4.50% 3/1/46	12,860,804	13,899,532
4.50% 5/1/46	1,263,230	1,358,155
4.50% 7/1/46	1,637,363	1,752,730
4.50% 10/1/46	7,194,772	7,660,666
5.00% 12/1/39	232,046	252,328
5.00% 1/1/40	56,942	62,185
5.00% 6/1/44	1,563,073	1,713,090
5.00% 7/1/47	4,974,906	5,389,631
5.50% 4/1/34	1,520,887	1,687,508
5.50% 3/1/35	46,946	51,652
5.50% 3/1/38	566,362	629,412

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.50% 8/1/38	92,691	$102,602
5.50% 6/1/39	405,453	447,916
5.50% 8/1/41	1,097,915	1,215,974
5.50% 9/1/41	733,707	821,936
5.50% 5/1/44	44,451,308	49,358,551
6.00% 9/1/36	188,957	216,641
6.00% 10/1/39	1,459,147	1,656,494
6.00% 7/1/41	7,535,289	8,512,948
6.50% 5/1/40	290,481	324,078
7.00% 12/1/37	1,270	1,339
7.50% 6/1/31	3,543	4,185
7.50% 4/1/32	170	191
7.50% 6/1/34	257	289
Freddie Mac ARM
2.559% (LIBOR12M + 1.63%) 10/1/46 •	1,132,014	1,131,581
2.924% (LIBOR12M + 1.612%) 11/1/44 •	182,058	185,402
3.111% (LIBOR12M + 1.62%) 3/1/46 •	904,559	922,264
3.286% (H15T1Y + 2.14%) 10/1/36 •	2,609	2,735
3.37% (H15T1Y + 2.37%) 6/1/37 •	113,164	117,729
3.525% (LIBOR12M + 1.775%) 10/1/37 •	35,807	37,512
3.635% (LIBOR12M + 1.885%) 7/1/38 •	335,745	353,350
4.999% (LIBOR12M + 1.93%) 8/1/38 •	5,045	5,299
Freddie Mac S.F. 30 yr
4.50% 4/1/39	93,229	100,020
4.50% 5/1/40	3,680,750	3,970,172
4.50% 3/1/42	1,090,745	1,170,540
4.50% 8/1/42	10,641,011	11,476,619
4.50% 12/1/43	428,923	460,210
4.50% 8/1/44	316,495	340,547
4.50% 7/1/45	2,124,599	2,271,602
4.50% 12/1/45	2,484,179	2,643,676
5.00% 6/1/36	862,996	935,841
5.00% 5/1/41	665,975	727,209
5.00% 12/1/41	609,374	667,042
5.00% 4/1/44	2,365,033	2,583,926
5.50% 12/1/35	43,217	48,122
5.50% 5/1/37	220,624	245,511
5.50% 3/1/40	133,164	147,267
5.50% 8/1/40	448,183	495,270
5.50% 6/1/41	4,815,123	5,325,711
6.00% 2/1/36	358,314	404,613
6.00% 3/1/36	273,341	307,993
6.00% 1/1/38	49,316	55,269
6.00% 6/1/38	136,886	154,392

Limited-Term Diversified Income Series-7

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
6.00% 8/1/38	602,145	$681,498
6.00% 7/1/39	314,148	354,412
6.00% 5/1/40	374,302	419,357
6.00% 7/1/40	345,289	388,772
7.00% 11/1/33	3,074	3,503
GNMA I S.F. 30 yr
5.50% 2/15/41	374,892	412,537
7.00% 12/15/34	12,800	14,839
GNMA II S.F. 30 yr
5.00% 9/20/46	796,887	858,604
5.50% 5/20/37	280,229	308,361
5.50% 4/20/40	211,999	229,063
6.00% 2/20/39	268,875	297,155
6.00% 10/20/39	1,064,246	1,176,198
6.00% 2/20/40	1,122,564	1,245,812
6.00% 4/20/46	326,539	362,260
6.50% 6/20/39	846,230	947,986
6.50% 10/20/39	437,914	486,474

Total Agency Mortgage-Backed Securities (cost $200,052,660)		202,615,429

Corporate Bonds – 34.20%
Banking – 15.71%
ANZ New Zealand International 144A 2.60% 9/23/19 #	7,290,000	7,316,992
Banco Santander 3.50% 4/11/22	3,800,000	3,878,022
Bank of America
144A 3.004% 12/20/23 #µ	1,695,000	1,700,282
3.124% 1/20/23 µ	920,000	933,673
144A 3.419% 12/20/28 #µ	11,110,000	11,122,943
4.183% 11/25/27	5,035,000	5,266,209
Bank of New York Mellon
2.428% (LIBOR03M + 1.05%) 10/30/23 •	4,255,000	4,374,580
2.661% 5/16/23 µ	2,840,000	2,839,870
Barclays
3.20% 8/10/21	1,970,000	1,983,028
8.25%µy	2,085,000	2,190,032
BB&T 1.608% (LIBOR03M + 0.22%) 2/1/21 •	4,965,000	4,943,835
Branch Banking & Trust 2.85% 4/1/21	4,825,000	4,892,971
Citigroup 2.522% (LIBOR03M + 1.10%) 5/17/24 •	5,675,000	5,766,601
Citizens Bank
2.30% 12/3/18	5,285,000	5,289,671
2.45% 12/4/19	5,065,000	5,070,090
Commonwealth Bank of Australia
2.40% 11/2/20	8,600,000	8,601,289
Compass Bank
2.875% 6/29/22	7,155,000	7,086,680
Cooperatieve Rabobank
3.75% 7/21/26	1,775,000	1,800,931

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Credit Suisse Group
144A 4.282% 1/9/28 #	385,000	$401,741
Credit Suisse Group Funding Guernsey
3.80% 6/9/23	2,640,000	2,725,541
Development Bank of Japan 144A
2.625% 9/1/27 #	1,458,000	1,435,083
Fifth Third Bancorp 2.60% 6/15/22	8,315,000	8,274,182
Fifth Third Bank
2.25% 6/14/21	240,000	237,799
3.85% 3/15/26	1,190,000	1,229,464
Goldman Sachs Group 6.00% 6/15/20	5,450,000	5,895,637
Huntington Bancshares 2.30% 1/14/22	2,670,000	2,629,209
Huntington National Bank 2.50% 8/7/22	1,400,000	1,382,173
JPMorgan Chase & Co. 4.25% 10/1/27	2,515,000	2,677,638
KeyBank
2.30% 9/14/22	1,245,000	1,221,144
2.35% 3/8/19	4,160,000	4,168,043
2.40% 6/9/22	2,725,000	2,689,714
2.50% 11/22/21	4,565,000	4,543,014
3.18% 5/22/22	940,000	947,489
Lloyds Banking Group 2.907% 11/7/23 µ	5,325,000	5,284,564
Manufacturers & Traders Trust
2.05% 8/17/20	4,255,000	4,225,076
2.50% 5/18/22	1,445,000	1,439,489
Morgan Stanley
2.617% (LIBOR03M + 1.22%) 5/8/24 •	4,530,000	4,628,694
2.75% 5/19/22	260,000	259,172
3.625% 1/20/27	2,145,000	2,197,221
3.95% 4/23/27	1,415,000	1,439,280
5.00% 11/24/25	3,765,000	4,125,593
PNC Bank
2.45% 11/5/20	3,635,000	3,641,632
3.10% 10/25/27	2,415,000	2,411,046
PNC Financial Services Group 5.00%µy	2,705,000	2,867,300
Regions Financial 2.75% 8/14/22	1,090,000	1,087,598
Royal Bank of Canada 2.75% 2/1/22	4,095,000	4,148,066
Royal Bank of Scotland Group
3.875% 9/12/23	4,160,000	4,235,199
8.625%µy	2,095,000	2,364,731
Santander UK
2.125% 11/3/20	6,250,000	6,201,814
144A 5.00% 11/7/23 #	2,050,000	2,195,556
Skandinaviska Enskilda Banken 144A
2.375% 3/25/19 #	7,410,000	7,429,592
SunTrust Banks 2.50% 5/1/19	7,305,000	7,334,064
Toronto-Dominion Bank 2.25% 11/5/19	6,935,000	6,940,257
UBS Group Funding Switzerland
144A 2.65% 2/1/22 #	1,795,000	1,776,168
144A 3.00% 4/15/21 #	5,915,000	5,960,587

Limited-Term Diversified Income Series-8

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
US Bancorp
2.35% 1/29/21	3,365,000	$3,366,764
2.625% 1/24/22	4,340,000	4,366,878
US Bank 1.40% 4/26/19	3,500,000	3,472,965
USB Capital IX 3.50% (LIBOR03M + 1.02%)y●	2,220,000	2,011,875
Zions Bancorporation 4.50% 6/13/23	1,770,000	1,853,611

		222,780,362

Basic Industry – 1.26%
Dow Chemical 8.55% 5/15/19	7,185,000	7,784,537
Georgia-Pacific
144A 2.539% 11/15/19 #	4,000,000	4,015,026
144A 5.40% 11/1/20 #	2,365,000	2,551,520
WestRock
3.50% 3/1/20	1,990,000	2,025,519
4.45% 3/1/19	1,510,000	1,543,952

		17,920,554

Brokerage – 0.58%
E*TRADE Financial 5.30%µy	4,765,000	4,800,737
Jefferies Group 5.125% 1/20/23	3,115,000	3,379,357

		8,180,094

Capital Goods – 0.52%
Crane 2.75% 12/15/18	420,000	421,955
General Electric 1.771% (LIBOR03M + 0.38%) 5/5/26 •	305,000	292,758
Roper Technologies 2.80% 12/15/21	2,635,000	2,641,752
United Technologies 2.80% 5/4/24	4,040,000	4,012,764

		7,369,229

Communications – 3.79%
American Tower
3.00% 6/15/23	8,965,000	8,951,321
3.40% 2/15/19	2,840,000	2,872,761
American Tower Trust I 144A
3.07% 3/15/23 #	1,575,000	1,594,391
AT&T
2.85% 2/14/23	10,395,000	10,446,890
144A 4.10% 2/15/28 #	2,270,000	2,281,423
Crown Castle International
5.25% 1/15/23	2,095,000	2,296,150
Crown Castle Towers 144A
3.663% 5/15/25 #	3,785,000	3,849,686
Deutsche Telekom International Finance 144A
1.95% 9/19/21 #	1,390,000	1,352,723
GTP Acquisition Partners I 144A
2.35% 6/15/20 #	1,080,000	1,071,380
Historic TW 6.875% 6/15/18	1,340,000	1,368,284
SBA Tower Trust 144A
2.24% 4/10/18 #	1,660,000	1,660,328
144A 2.898% 10/8/19 #	1,520,000	1,523,610

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Time Warner Entertainment
8.375% 3/15/23	8,635,000	$10,493,998
Verizon Communications
2.946% 3/15/22	3,990,000	4,017,765

		53,780,710

Consumer Cyclical – 0.78%
Alibaba Group Holding 2.80% 6/6/23	3,360,000	3,352,435
Ford Motor Credit 3.336% 3/18/21	720,000	731,743
General Motors Financial
3.45% 1/14/22	3,095,000	3,139,293
Hyundai Capital America 144A
2.55% 2/6/19 #	3,000,000	2,995,320
144A 3.00% 3/18/21 #	150,000	149,748
Wyndham Worldwide 4.15% 4/1/24	685,000	688,986

		11,057,525

Consumer Non-Cyclical – 1.39%
Abbott Laboratories 2.90% 11/30/21	10,105,000	10,230,069
Molson Coors Brewing 2.10% 7/15/21	3,845,000	3,771,399
Shire Acquisitions Investments Ireland 1.90% 9/23/19	5,675,000	5,625,379

		19,626,847

Electric – 5.29%
AEP Texas 144A 2.40% 10/1/22 #	5,720,000	5,640,473
Arizona Public Service 2.20% 1/15/20	8,255,000	8,232,683
Avangrid 3.15% 12/1/24	3,335,000	3,321,886
CMS Energy 6.25% 2/1/20	2,945,000	3,169,094
DTE Energy 2.40% 12/1/19	3,350,000	3,347,165
Duke Energy 1.80% 9/1/21	5,640,000	5,489,995
Enel Finance International 144A
2.875% 5/25/22 #	7,275,000	7,261,757
Entergy 4.00% 7/15/22	5,797,000	6,057,047
Entergy Louisiana 4.05% 9/1/23	480,000	509,079
Exelon 2.85% 6/15/20	3,500,000	3,533,309
Exelon Generation 4.25% 6/15/22	1,675,000	1,759,031
Fortis 2.10% 10/4/21	6,715,000	6,559,814
IPALCO Enterprises 3.45% 7/15/20	4,765,000	4,836,475
ITC Holdings 144A 2.70% 11/15/22 #	7,410,000	7,403,961
Kansas City Power & Light
6.375% 3/1/18	3,715,000	3,741,693
LG&E & KU Energy 3.75% 11/15/20	470,000	485,172
National Rural Utilities Cooperative Finance 5.25% 4/20/46 µ	1,000,000	1,075,779
NV Energy 6.25% 11/15/20	2,350,000	2,582,383

		75,006,796

Energy – 1.99%
Kinder Morgan Energy Partners
9.00% 2/1/19	2,215,000	2,365,197
ONEOK 7.50% 9/1/23	4,745,000	5,658,745
Plains All American Pipeline
2.85% 1/31/23	1,350,000	1,293,106

Limited-Term Diversified Income Series-9

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Sabine Pass Liquefaction
5.75% 5/15/24	3,755,000	$4,178,242
5.875% 6/30/26	4,085,000	4,595,694
Shell International Finance
1.75% 9/12/21	5,530,000	5,398,666
Woodside Finance 144A
8.75% 3/1/19 #	4,420,000	4,732,447

		28,222,097

Finance Companies – 0.99%
Air Lease 3.00% 9/15/23	2,375,000	2,359,291
Aviation Capital Group 144A
2.875% 1/20/22 #	5,430,000	5,430,062
International Lease Finance
8.625% 1/15/22	5,230,000	6,303,482

		14,092,835

Insurance – 0.25%
Nuveen Finance 144A 2.95% 11/1/19 #	2,620,000	2,645,919
Pricoa Global Funding I 144A
1.60% 5/29/18 #	920,000	919,209

		3,565,128

REITs – 0.20%
Alexandria Real Estate Equities
3.45% 4/30/25	1,005,000	1,003,024
Kilroy Realty 3.45% 12/15/24	1,790,000	1,787,191

		2,790,215

Technology – 0.69%
Apple 1.903% (LIBOR03M + 0.50%) 2/9/22 •	7,095,000	7,196,888
NXP
144A 4.125% 6/1/21 #	2,140,000	2,188,150
144A 4.625% 6/1/23 #	385,000	403,673

		9,788,711

Transportation – 0.76%
Penske Truck Leasing
144A 2.70% 3/14/23 #	3,350,000	3,295,237
144A 3.30% 4/1/21 #	1,130,000	1,151,666
144A 4.20% 4/1/27 #	5,395,000	5,616,823
United Airlines 2015-1 Class AA Pass-Through Trust 3.45% 12/1/27 ◆	686,329	697,070

		10,760,796

Total Corporate Bonds (cost $486,497,491)		484,941,899

Municipal Bonds – 0.32%
Commonwealth of Massachusetts 5.00% 10/1/25	355,000	432,752

	Principal amount°	Value (US $)

Municipal Bonds (continued)
County of Baltimore, Maryland
5.00% 2/1/26	3,320,000	$4,101,296

Total Municipal Bonds (cost $4,565,599)		4,534,048

Non-Agency Asset-Backed Securities – 29.69%
AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	160,096	160,125
Ally Master Owner Trust
Series 2015-2 A1 2.047% (LIBOR01M + 0.57%) 1/15/21 •	2,600,000	2,610,107
American Express Credit Account Master Trust
Series 2013-2 A 1.897% (LIBOR01M + 0.42%) 5/17/21 •	3,290,000	3,298,791
Series 2014-1 A 1.847% (LIBOR01M + 0.37%) 12/15/21 •	10,925,000	10,965,416
Series 2017-2 A 2.038% (LIBOR01M + 0.45%) 9/16/24 •	6,260,000	6,308,517
Series 2017-5 A 1.857% (LIBOR01M + 0.38%) 2/18/25 •	2,425,000	2,436,788
ARI Fleet Lease Trust
Series 2015-A A2 144A 1.11% 11/15/18 #	11,481	11,477
Series 2017-A A1 144A 1.25% 6/15/18 #	653,380	652,868
Avis Budget Rental Car Funding AESOP
Series 2013-2A A 144A 2.97% 2/20/20 #	8,750,000	8,808,204
BA Credit Card Trust
Series 2014-A1 A 1.857% (LIBOR01M + 0.38%) 6/15/21 •	13,559,000	13,596,872
Series 2017-A1 A1 1.95% 8/15/22	3,300,000	3,284,693
Barclays Dryrock Issuance Trust
Series 2017-1 A 1.807% (LIBOR01M + 0.33%) 3/15/23 •	2,810,000	2,817,852
BMW Floorplan Master Owner Trust
Series 2015-1A A 144A 1.977% (LIBOR01M + 0.50%) 7/15/20 #•	2,000,000	2,004,179
BMW Vehicle Lease Trust
Series 2016-1 A3 1.34% 1/22/19	3,631,548	3,626,756
Series 2016-2 A3 1.43% 9/20/19	1,080,000	1,075,414
Cabela’s Credit Card Master Note Trust
Series 2014-2 A 1.927% (LIBOR01M + 0.45%) 7/15/22 •	3,750,000	3,762,804
Series 2015-1A A1 2.26% 3/15/23	5,300,000	5,305,199
Canadian Pacer Auto Receivables Trust
Series 2017-1A A1 144A 1.40% 10/19/18 #	651,319	651,323

Limited-Term Diversified Income Series-10

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Capital One Multi-Asset Execution Trust
Series 2014-A3 A3 1.857%
(LIBOR01M + 0.38%) 1/18/22 •	3,850,000	$3,862,435
Series 2016-A1 A1 1.927%
(LIBOR01M + 0.45%) 2/15/22 •	5,407,000	5,432,606
Series 2017-A5 A5 2.057%
(LIBOR01M + 0.58%) 7/15/27 •	1,235,000	1,244,661
Chase Issuance Trust
Series 2013-A3 A3 1.757%
(LIBOR01M + 0.28%) 4/15/20 •	6,110,000	6,114,169
Series 2013-A6 A6 2.008%
(LIBOR01M + 0.42%) 7/15/20 •	1,333,000	1,335,412
Series 2013-A7 A 1.907% (LIBOR01M + 0.43%) 9/15/20 •	2,800,000	2,807,039
Series 2013-A9 A 1.897% (LIBOR01M + 0.42%) 11/16/20 •	10,225,000	10,252,758
Series 2014-A5 A5 1.847%
(LIBOR01M + 0.37%) 4/15/21 •	7,882,000	7,911,728
Series 2016-A1 A 1.887% (LIBOR01M + 0.41%) 5/17/21 •	7,390,000	7,419,604
Series 2016-A3 A3 2.027%
(LIBOR01M + 0.55%) 6/15/23 •	15,735,000	15,913,260
Series 2017-A1 A 1.777% (LIBOR01M + 0.30%) 1/18/22 •	12,020,000	12,062,783
Series 2017-A2 A 1.877% (LIBOR01M + 0.40%) 3/15/24 •	4,555,000	4,581,247
Chesapeake Funding II
Series 2017-2A A2 144A 1.927%
(LIBOR01M + 0.45%) 5/15/29 #•	3,500,000	3,507,543
Series 2017-4A A2 144A 1.817%
(LIBOR01M + 0.34%) 11/15/29 #•	4,970,000	4,971,642
Citibank Credit Card Issuance Trust
Series 2013-A2 A2 1.832%
(LIBOR01M + 0.28%) 5/26/20 •	5,647,000	5,651,851
Series 2013-A4 A4 1.972%
(LIBOR01M + 0.42%) 7/24/20 •	5,985,000	5,997,157
Series 2013-A7 A7 1.862%
(LIBOR01M + 0.43%) 9/10/20 •	6,632,000	6,648,450
Series 2016-A3 A3 1.893%
(LIBOR01M + 0.49%) 12/7/23 •	15,395,000	15,542,720
Series 2017-A1 A1 1.741%
(LIBOR01M + 0.25%) 1/19/21 •	5,255,000	5,263,326
Series 2017-A5 A5 2.155%
(LIBOR01M + 0.62%) 4/22/26 •	17,100,000	17,295,935
Series 2017-A7 A7 1.777%
(LIBOR01M + 0.37%) 8/8/24 •	19,325,000	19,403,272
CNH Equipment Trust
Series 2016-B A2B 1.877%
(LIBOR01M + 0.40%) 10/15/19 •	88,950	88,993

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Discover Card Execution Note Trust
Series 2013-A6 A6 1.927%
(LIBOR01M + 0.45%) 4/15/21 •	9,599,000	$9,629,398
Series 2014-A1 A1 1.907%
(LIBOR01M + 0.43%) 7/15/21 •	5,934,000	5,954,293
Series 2015-A1 A1 1.827%
(LIBOR01M + 0.35%) 8/17/20 •	838,000	838,393
Series 2016-A4 A4 1.39% 3/15/22	1,585,000	1,565,542
Series 2017-A1 A1 1.967%
(LIBOR01M + 0.49%) 7/15/24 •	14,170,000	14,278,502
Series 2017-A3 A3 1.707%
(LIBOR01M + 0.23%) 10/17/22 •	9,025,000	9,043,747
Series 2017-A5 A5 2.077%
(LIBOR01M + 0.60%) 12/15/26 •	7,315,000	7,395,892
Series 2017-A7 A7 1.837%
(LIBOR01M + 0.36%) 4/15/25 •	10,490,000	10,533,648
Ford Credit Auto Owner Trust
Series 2014-A C 1.90% 9/15/19	4,000,000	4,000,936
Series 2016-B A2B 1.787%
(LIBOR01M + 0.31%) 3/15/19 •	105,772	105,789
Series 2016-C A2B 1.617%
(LIBOR01M + 0.14%) 9/15/19 •	722,777	722,846
Ford Credit Floorplan Master Owner
Trust A
Series 2015-2 A2 2.047% (LIBOR01M + 0.57%) 1/15/22 •	24,214,000	24,377,946
Series 2015-4 A2 2.077% (LIBOR01M
+ 0.60%) 8/15/20 •	4,000,000	4,010,752
Series 2016-1 A2 2.377% (LIBOR01M + 0.90%) 2/15/21 •	700,000	706,234
Series 2017-1 A2 1.897% (LIBOR01M + 0.42%) 5/15/22 •	425,000	427,001
Series 2017-2 A2 1.827% (LIBOR01M + 0.35%) 9/15/22 •	14,200,000	14,244,939
Golden Credit Card Trust
Series 2014-2A A 144A 1.927%
(LIBOR01M + 0.45%) 3/15/21 #•	8,195,000	8,226,620
GreatAmerica Leasing Receivables Funding
Series 2017-1 A2 144A 1.72% 4/22/19 #	1,512,442	1,511,167
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	341,275	331,989
Hyundai Auto Lease Securitization Trust
Series 2016-C A3 144A 1.49% 2/18/20 #	3,345,000	3,334,288
Hyundai Auto Receivables Trust
Series 2016-A A2B 1.847%
(LIBOR01M + 0.37%) 6/17/19 •	727,814	728,126

Limited-Term Diversified Income Series-11

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Mercedes-Benz Master Owner Trust
Series 2015-BA A 144A 1.857%
(LIBOR01M + 0.38%) 4/15/20 #•	16,600,000	$16,613,881
Series 2016-AA A 144A 2.057%
(LIBOR01M + 0.58%) 5/15/20 #•	4,155,000	4,162,459
Series 2016-BA A 144A 2.177%
(LIBOR01M + 0.70%) 5/17/21 #•	2,280,000	2,296,645
Navistar Financial Dealer Note Master
Owner Trust II
Series 2016-1 A 144A 2.902%
(LIBOR01M + 1.35%) 9/27/21 #•	715,000	719,205
Series 2017-1 A 144A 2.332%
(LIBOR01M + 0.78%) 6/27/22 #•	1,900,000	1,904,421
Nissan Auto Lease Trust
Series 2016-A A2B 1.857%
(LIBOR01M + 0.38%) 8/15/18 •	6,006	6,007
Series 2016-B A2B 1.757%
(LIBOR01M + 0.28%) 12/17/18 •	1,314,904	1,315,355
Series 2016-B A3 1.50% 7/15/19	1,300,000	1,296,203
Nissan Auto Receivables Owner Trust
Series 2016-A A2B 1.827%
(LIBOR01M + 0.35%) 2/15/19 •	176,503	176,522
Series 2016-B A2B 1.777%
(LIBOR01M + 0.30%) 4/15/19 •	534,907	535,093
Nissan Master Owner Trust Receivables
Series 2016-A A1 2.117% (LIBOR01M + 0.64%) 6/15/21 •	2,790,000	2,808,210
Series 2017-C A 1.797% (LIBOR01M + 0.32%) 10/17/22 •	2,220,000	2,224,408
PFS Financing
Series 2017-C A 144A 1.947%
(LIBOR01M + 0.47%) 10/15/21 #•	965,000	963,453
Popular ABS Mortgage Pass Through Trust
Series 2006-C A4 1.802% (LIBOR01M + 0.25%) 7/25/36 ◆•	1,062,780	1,053,127
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	694,377	694,423
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	756,935	756,040
Toyota Auto Receivables Owner Trust
Series 2017-A A2B 1.547%
(LIBOR01M + 0.07%) 9/16/19 •	828,877	828,817
Trafigura Securitisation Finance
Series 2017-1A A1 144A 2.327%
(LIBOR01M + 0.85%) 12/15/20 #•	7,415,000	7,447,203
Verizon Owner Trust
Series 2017-1A A 144A 2.06% 9/20/21 #	4,780,000	4,767,998

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Verizon Owner Trust
Series 2017-3A A1B 144A 1.771%
(LIBOR01M + 0.27%) 4/20/22 #•	11,825,000	$11,843,610
Volvo Financial Equipment
Series 2017-1A A2 144A 1.55% 10/15/19 #	1,045,000	1,043,303
World Financial Network Credit Card Master Trust
Series 2015-A A 1.957% (LIBOR01M + 0.48%) 2/15/22 •	965,000	965,770

Total Non-Agency Asset-Backed Securities (cost $420,617,130)		421,076,177

Non-Agency Collateralized Mortgage Obligations – 0.12%
Bank of America Alternative Loan Trust
Series 2005-6 7A1 5.50% 7/25/20	7,186	6,855
JPMorgan Mortgage Trust
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	650,000	650,173
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #•	444,484	451,332
Series 2017-4 A1 144A 3.50% 7/25/47 #•	528,357	537,486

Total Non-Agency Collateralized Mortgage Obligations (cost $1,625,629)		1,645,846

Non-Agency Commercial Mortgage-Backed Security – 0.07%
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 •	1,193,719	948,415

Total Non-Agency Commercial Mortgage-Backed Security (cost $1,265,933)		948,415

US Treasury Obligations – 18.11%
US Treasury Floating Rate Note
1.488% (USBMMY03M + 0.048%) 10/31/19 •	57,520,000	57,537,992
1.50% (USBMMY03M + 0.06%) 7/31/19 •	1,620,000	1,621,254
1.51% (USBMMY03M + 0.07%) 4/30/19 •	71,445,000	71,515,216
US Treasury Notes
2.00% 11/30/22	3,675,000	3,641,464
2.25% 8/15/27	115,310,000	113,670,580

Limited-Term Diversified Income Series-12

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

	Principal amount°	Value (US $)

US Treasury Obligations (continued)
US Treasury Notes 2.25% 11/15/27	9,030,000	$8,901,196

Total US Treasury Obligations (cost $257,455,513)		256,887,702

	Number of shares

Preferred Stock – 0.60%
General Electric 5.00% µy	5,497,000	5,672,079
Morgan Stanley 5.55% µy	2,500,000	2,600,000
USB Realty 144A 2.506% (LIBOR03M + 1.147%)#y•	200,000	180,750

Total Preferred Stock (cost $8,177,853)		8,452,829

	Principal amount°	Value (US $)

Short-Term Investments – 1.49%
Discount Notes – 0.69% ≠
Federal Home Loan Bank
1.176% 1/26/18	4,253,455	$4,249,827
1.211% 2/5/18	3,375,758	3,371,582
1.235% 2/8/18	2,149,718	2,146,824

		9,768,233

US Treasury Obligation – 0.80% ≠
US Cash Management Bill 0.333% 1/2/18	11,401,472	11,401,472

		11,401,472

Total Short-Term Investments (cost $21,169,184)		21,169,705

Total Value of Securities – 100.08% (cost $1,418,342,907)	$1,419,266,631

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2017, the aggregate value of Rule 144A securities was $201,203,021, which represents 14.19% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2017. Rate will reset at a future date.
y	No contractual maturity date.
•	Variable rate investment. Rates reset periodically. Rates shown reflect the rate in effect at Dec.31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2017.

The following swap contracts were outstanding at Dec. 31, 2017:1

Swap Contracts

CDS Contracts2

Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Depreciation[4]
Centrally Cleared/ Protection Purchased:
CDX.NA.HY.29[5] 12/20/22 - Quarterly	42,000,000	5.00%	$(3,478,531)	$(2,917,947)	$(560,584)

The use of swaps contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represents the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

Limited-Term Diversified Income Series-13

Delaware VIP® Limited-Term Diversified Income Series

Schedule of investments (continued)

2 A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3 Notional amount shown is stated in US Dollars unless noted that the swap is denominated in another currency.

4 Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(65,238).

5 Markit’s CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

BA – Bank of America

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

FHAVA – Federal Housing Administration and Veterans Administration

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

H15T1Y – US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

ICE – Intercontinental Exchange

LB – Lehman Brothers

LIBOR – London Intercontinental Exchange

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR12M – ICE LIBOR USD 1 Year

NCUA – National Credit Union Administration

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

USBMMY03M – US Treasury 3 Months Bill Money Market Yield

USD – United States Dollar

USSW5 – USD Swap Semi 30/360 5 Year

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-14

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$1,398,096,926
Short-term investments, at value[2]	21,169,705
Interest receivable	6,450,333
Cash collateral due from broker	4,756,649
Receivable for securities sold	4,110,996
Receivable for series shares sold	25,209

Total assets	1,434,609,818

Liabilities:
Cash due to custodian	10,184,210
Upfront payments received on credit default swaps contracts	2,917,947
Payable for securities purchased	1,698,478
Investment management fees payable to affiliates	572,636
Distribution payable	468,739
Distribution fees payable to affiliates	279,653
Other accrued expenses	219,753
Swaps payments payable	70,000
Payable for series shares redeemed	62,382
Variation margin due to brokers on centrally cleared credit default swap contracts	46,237
Dividend disbursing and transfer agent fees and expenses payable to affiliates	9,013
Audit and tax fees payable	5,059
Accounting and administration expenses payable to affiliates	4,909
Trustees’ fees and expenses payable	3,596
Legal fees payable to affiliates	2,113
Reports and statements to shareholders expenses payable to affiliates	1,028

Total liabilities	16,545,753

Total Net Assets	$1,418,064,065

Net Assets Consist of:
Paid-in capital	$1,436,521,966
Undistributed net investment income	595,497
Accumulated net realized loss on investments	(19,351,300)
Net unrealized appreciation of investments	923,724
Net unrealized depreciation of swap contracts	(625,822)

Total Net Assets	$1,418,064,065

Net Asset Value
Standard Class:
Net assets	$98,894,696
Shares of beneficial interest outstanding, unlimited authorization, no par	10,063,274
Net asset value per share	$9.83

Service Class:
Net assets	$1,319,169,369
Shares of beneficial interest outstanding, unlimited authorization, no par	135,136,405
Net asset value per share	$9.76
[1] Investments, at cost	$1,397,173,723
[2] Short-term investments, at cost	21,169,184

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-15

Delaware VIP® Trust —

Delaware VIP Limited-Term Diversified Income Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Interest	$28,850,181
Expenses:
Management fees	6,758,216
Distribution expenses – Service Class	3,976,072
Accounting and administration expenses	361,643
Reports and statements to shareholders expenses	193,136
Dividend disbursing and transfer agent fees and expenses	119,222
Legal fees	109,728
Trustees’ fees and expenses	68,058
Custodian fees	59,980
Audit and tax fees	49,698
Registration fees	445
Other	63,939

11,760,137

Less waived distribution expenses – Service Class	(662,679)
Less expenses paid indirectly	(5,068)

Total operating expenses	11,092,390

Net Investment Income	17,757,791

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,296,195
Futures contracts	424,452
Swap contracts	(128,564)

Net realized gain	4,592,083

Net change in unrealized appreciation (depreciation) of:
Investments	5,475,946
Swap contracts	(625,822)

Net change in unrealized appreciation (depreciation)	4,850,124

Net Realized and Unrealized Gain	9,442,207

Net Increase in Net Assets Resulting from Operations	$27,199,998

Delaware VIP Trust —

Delaware VIP Limited-Term Diversified Income Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,757,791	$13,021,507
Net realized gain	4,592,083	15,225,056
Net change in unrealized appreciation
(depreciation)	4,850,124	(2,519,839)

Net increase in net assets resulting from operations	27,199,998	25,726,724

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(1,916,055)	(1,186,027)
Service Class	(23,867,534)	(19,144,703)

	(25,783,589)	(20,330,730)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	29,332,842	28,294,891
Service Class	54,140,719	62,673,915
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	1,915,246	1,173,457
Service Class	23,934,377	19,063,018

	109,323,184	111,205,281

Cost of shares redeemed:
Standard Class	(13,776,255)	(10,784,777)
Service Class	(86,289,865)	(131,971,405)

	(100,066,120)	(142,756,182)

Increase (decrease) in net assets derived from capital share transactions	9,257,064	(31,550,901)

Net Increase (Decrease) in Net Assets	10,673,473	(26,154,907)

Net Assets:
Beginning of year	1,407,390,592	1,433,545,499

End of year	$1,418,064,065	$1,407,390,592

Undistributed net investment income	$595,497	$518,039

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-16

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Standard Class
	Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$ 9.82	$ 9.78	$ 9.87	$ 9.86	$ 10.12

Income (loss) from investment operations:
Net investment income[1]	0.15	0.11	0.13	0.12	0.09
Net realized and unrealized gain (loss)	0.06	0.09	(0.05)	0.05	(0.20)

Total from investment operations	0.21	0.20	0.08	0.17	(0.11)

Less dividends and distributions from:
Net investment income	(0.20)	(0.16)	(0.17)	(0.16)	(0.14)
Net realized gain	—	—	—	—	(0.01)
Return of capital	—	—	—	—	— [2]

Total dividends and distributions	(0.20)	(0.16)	(0.17)	(0.16)	(0.15)

Net asset value, end of period	$ 9.83	$ 9.82	$ 9.78	$ 9.87	$ 9.86

Total return[3]	2.17%	2.09%	0.78%	1.69%	(1.06% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$98,895	$81,412	$62,646	$59,362	$50,161
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets[4]	1.49%	1.15%	1.36%	1.22%	0.92%
Portfolio turnover	135%	143%	128%	113%	236%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended Dec. 31, 2013, return of capital distributions of $18,022, were made by the Series’ Standard Class, which calculated to a de minimis amount of $0.004 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-17

Delaware VIP® Limited-Term Diversified Income Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Service Class
	Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$ 9.75	$ 9.72	$ 9.80	$ 9.79	$ 10.05

Income (loss) from investment operations:
Net investment income[1]	0.12	0.09	0.11	0.10	0.07
Net realized and unrealized gain (loss)	0.07	0.08	(0.05)	0.04	(0.20)

Total from investment operations	0.19	0.17	0.06	0.14	(0.13)

Less dividends and distributions from:
Net investment income	(0.18)	(0.14)	(0.14)	(0.13)	(0.12)
Net realized gain	—	—	—	—	(0.01)
Return of capital	—	—	—	—	— [2]

Total dividends and distributions	(0.18)	(0.14)	(0.14)	(0.13)	(0.13)

Net asset value, end of period	$ 9.76	$ 9.75	$ 9.72	$ 9.80	$ 9.79

Total return[3]	1.92%	1.73%	0.62%	1.44%	(1.33% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,319,169	$1,325,979	$1,370,899	$1,405,542	$1,331,406
Ratio of expenses to average net assets	0.80%	0.80%	0.81%	0.81%	0.81%
Ratio of expenses to average net assets prior to fees waived[4]	0.85%	0.85%	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets	1.24%	0.90%	1.11%	0.97%	0.67%
Ratio of net investment income to average net assets prior to fees waived[4]	1.19%	0.85%	1.06%	0.92%	0.62%
Portfolio turnover	135%	143%	128%	113%	236%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended Dec. 31, 2013, return of capital distributions of $481,548, were made by the Series’ Service Class, which calculated to a de minimis amount of $0.004 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-18

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Limited-Term Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of a trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017, and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2017, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017, and matured on the next business day.

To Be Announced Trades (TBA) – The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its

Limited-Term Diversified Income Series-19

Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Use of Estimates – The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Series declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $5,067 under this agreement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Series, as well as other Delaware Funds, entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Series was charged $63,109 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $106,387 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Limited-Term Diversified Income Series-20

Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2017 through Dec. 31, 2017* in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2017, the Series was charged $29,680 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2017 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2017, the Series engaged in securities sales of $2,156,928 which resulted in net realized gains of $55. There were no securities purchases under Rule 17a-7 for the year ended Dec. 31, 2017.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$848,226,690
Purchases of US government securities	1,035,219,096
Sales other than US government securities	997,090,690
Sales of US government securities	877,930,742

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Cost of Investments and Derivatives	Aggregate Unrealized Appreciation of Investments and Derivatives	Aggregate Unrealized Depreciation of Investments and Derivatives	Net Unrealized Depreciation of Investments and Derivatives
$1,423,206,927	$10,734,576	$(15,235,456)	$(4,500,880)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –	Other observable inputs, including but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Limited-Term Diversified Income Series-21

Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

3. Investments (continued)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

Level 2
Securities:
Assets:
Agency, Asset- & Mortgage-Backed Securities	$643,280,448
Corporate Debt	484,941,899
Municipal Bonds	4,534,048
US Treasury Obligations	256,887,702
Preferred Stock	8,452,829
Short-Term Investments	21,169,705

Total Value of Securities	$1,419,266,631

Derivatives:*
Liabilities:
Swap Contracts	$(560,584)

*Foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to net assets. At Dec. 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 were as follows:

	Year ended
	12/31/17	12/31/16
Ordinary	$25,783,589	$20,330,730

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,436,521,966
Undistributed ordinary income	438,414
Distributions payable	(468,739)
Capital loss carryforwards	(13,926,696)
Net unrealized depreciation on investments and derivatives	(4,500,880)

Net assets	$1,418,064,065

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, dividends payable, CDS contracts, and tax treatment of market discount and premium on debt instruments.

Limited-Term Diversified Income Series-22

Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments, paydowns of asset- and mortgage-backed securities, CDS contracts, and deemed dividend income. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2017, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$8,103,256	$(8,103,256)

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

The Series has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term
$5,322,219	$8,604,477

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/17	12/31/16
Shares sold:
Standard Class	2,976,250	2,858,109
Service Class	5,533,204	6,385,573

Shares issued upon reinvestment of dividends and distributions:
Standard Class	194,233	118,678
Service Class	2,443,899	1,940,535

	11,147,586	11,302,895

Shares redeemed:
Standard Class	(1,399,543)	(1,089,539)
Service Class	(8,808,321)	(13,460,353)

	(10,207,864)	(14,549,892)

Net increase (decrease)	939,722	(3,246,997)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amounts outstanding as of Dec. 31, 2017 or at any time during the year then ended.

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Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. There were no open futures contracts at Dec. 31, 2017.

During the year ended Dec. 31, 2017, the Series entered into futures contracts to hedge the Series’ then existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended Dec. 31, 2017, the Series experienced net realized gain or losses attributable to interest risk, which is disclosed as “Variation margin due from broker on futures contracts” on the “Statement of assets and liabilities” and as “Net realized gain (loss) on futures contracts” on the “Statement of operations.”

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2017, the Series entered into CDS contracts as a purchaser of protection. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended Dec. 31, 2017, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) For bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2)for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2017, the Series entered in to CDS contracts to hedge against credit events.

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Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

8. Derivatives (continued)

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At Dec. 31, 2017, the series experienced net realized and unrealized gains or losses attributable to credit contracts which are disclosed on the “Statement of asset and liabilities” as “Variation margin due to brokers on centrally cleared credit default swap contracts” and on the “Statement of operations” as “Net realized gain (loss) on swap contracts.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2017.

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$—	$42,782,884
CDS contracts (average notional value)*	5,354,582	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2017, the Series had no open derivatives subject to offsetting provisions.

10. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash

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Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

10. Securities Lending (continued)

collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations held by the Series that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2017, Rule 144A securities have been identified on the “Schedule of investments.”

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Delaware VIP® Limited-Term Diversified Income Series

Notes to financial statements (continued)

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017 that would require recognition or disclosure in the Series’ financial statements.

Limited-Term Diversified Income Series-27

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited-Term Diversified Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited-Term Diversified Income Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

Limited-Term Diversified Income Series-28

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Limited-Term Diversified Income Series investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Limited-Term Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies; and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the 5-year period was in the fourth quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also

Limited-Term Diversified Income Series-29

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Limited-Term Diversified Income Series investment advisory agreement (continued)

compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through May 1, 2017 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of subadvised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

Limited-Term Diversified Income Series-30

Delaware FundsSM by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee, and Governance Committee Member — Community Health Systems

Director —
Drexel Morgan & Co.

Director, Audit Committee Member — vTv Therapeutics LLC

Director — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

Limited-Term Diversified Income Series-31

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Limited-Term Diversified Income Series-32

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/ vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPLTD 21747 (2/18) (413178)	Limited-Term Diversified Income Series-33

Delaware VIP® Trust

Delaware VIP REIT Series

December 31, 2017

Delaware VIP® Trust — Delaware VIP REIT Series

Portfolio management review	January 9, 2018

For the fiscal year ended Dec. 31, 2017, Delaware VIP REIT Series (the “Series”) Standard Class shares returned +1.54% and Service Class shares returned +1.27% (both figures reflect returns with all dividends reinvested). The Series’ benchmark, the FTSE NAREIT Equity REITs Index, returned +5.23% for the same period.

As the fiscal period began, equity investors were increasingly optimistic. A strengthening global economy, coupled with investors’ expectation for growth-oriented US government policies under a Republican administration, led to an environment that favored cyclical growth stocks at the expense of value- and yield-oriented investments. Real estate investment trusts (REITs) were at a relative performance disadvantage throughout most of the year. Creating a further headwind, the Federal Reserve implemented three 0.25 percentage point interest rate increases, intended to limit potential inflation as economic and employment data improved.

Real estate investors encountered a significant performance dichotomy. Retail REITs, for example, significantly underperformed, reflecting growth in ecommerce and a corresponding decline in sales at physical stores. By contrast, industrial REITs gained sharply, benefiting from increased demand for warehouse space needed to accommodate a growing economy and an increased emphasis on ecommerce. Data center REITs also performed quite well. These operators of specialized facilities for data storage and processing have benefited from the massive growth in cloud computing.

The Series’ largest individual detractor relative to the benchmark was Brookdale Senior Living, which operates senior care facilities. Its shares fell sharply as the senior housing industry has been in a cyclical downturn due to excess supply. Brookdale Senior Living also struggled due to management missteps. We took advantage of the weakness to add to the Series’ position, believing that Brookdale is well positioned to take advantage of the favorable demographics of an aging population.

In the retail area, positions in GGP, an owner and operator of regional malls, and Brixmor Property Group, a shopping center REIT, hampered the Series’ performance. The stocks declined more than 15% and 25%, respectively, for the fiscal year, in what was a difficult environment for retail property owners.

Positions in several freestanding retail operators, especially Store Capital and Spirit Realty Capital – whose notable declines largely reflected investors’ pessimism about the retail industry – also hurt performance. We ultimately sold the Series’ stake in Store Capital and reduced its exposure to Spirit Realty Capital, as we found what we believed were more attractive investment opportunities elsewhere.

The Series benefited from a few of its industrial REIT holdings, especially Prologis and DCT Industrial Trust, which each gained more than 25% due to favorable growth trends for owners of warehouse properties.

Tempering this favorable result, however, was the Series’ significant underweighting and ultimate sale of a third strong-performing industrial REIT, Duke Realty. Although exiting the Duke Realty position was, in retrospect, premature given the stock’s subsequent strong performance, we saw greater growth opportunities in Prologis and DCT and were comfortable with the trade-off.

Other notable relative contributors included Equinix, an operator of data centers that benefited from the continued dramatic growth of cloud computing and rising infrastructure-related demand, and Crown Castle International, an owner of cellular towers that we think has been well situated to take advantage of growing demand in its industry.

We continued to pursue our consistent management strategy: Regardless of underlying economic or market conditions, we emphasize areas of the REIT market that, in our opinion, have the potential to benefit from a strong fundamental backdrop for commercial real estate, and that offer what we see as attractively valued securities. We also emphasize companies that in our view can continue to grow their cash flow and prudently raise capital.

During the fiscal period, the Series was modestly overweight in both the regional mall and shopping center categories. As we discussed earlier, retail REITs struggled amid increasingly difficult business conditions for brick-and-mortar retailers. Although we acknowledge that the business environment has become more challenging for retailers and the REITs that lease them space, we also believe that various high-quality retail REITs have been excessively penalized. In our opinion, the market is not adequately distinguishing between stronger and weaker companies, and a number of stocks in the category have become attractively valued. By focusing on higher-quality, attractively valued REIT operators, we saw the potential to add long-term value for our shareholders, despite short-term uncertainty.

The Series also remained overweight in the industrial sector. We see the category benefiting as increasing ecommerce activity creates strong demand for warehouse and distribution facilities – a trend we believe is likely to persist. Even though valuations in this category do strike us as relatively high, the attractive growth potential provides us with what we see as good reason to emphasize certain high-quality names in the sector.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

REIT Series-1

Delaware VIP® Trust — Delaware VIP REIT Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP REIT Series
Average annual total returns
For periods ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 4, 1998)	+1.54%	+3.70%	+8.08%	+6.88%	+9.11%

Service Class shares (commenced operations on May 1, 2000)	+1.27%	+3.45%	+7.82%	+6.62%	+10.12%

FTSE NAREIT Equity REITs Index	+5.23%	+5.62%	+9.46%	+7.44%	n/a

Returns reflect the reinvestment of all distributions. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.08%, while total operating expenses for Standard Class and Service Class shares were 0.83% and 1.13%, respectively. The management fee for Standard Class and Service Class shares was 0.75%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series’ performance chart above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

REIT Series-2

Delaware VIP® REIT Series

Performance summary (continued)

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
– – FTSE NAREIT Equity REITs Index	$10,000	$20,490
–– Delaware VIP REIT Series (Standard Class)	$10,000	$19,458

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from Dec. 31, 2007 through Dec. 31, 2017.

The chart also shows $10,000 invested in the FTSE NAREIT Equity REITs Index for the period from Dec. 31, 2007 through Dec. 31, 2017. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

REIT Series-3

Delaware VIP® Trust — Delaware VIP REIT Series

Disclosure of Series expenses

For the six month period from July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,003.00	0.84%	$4.24
Service Class	1,000.00	1,001.50	1.09%	5.50
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.97	0.84%	$4.28
Service Class	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

REIT Series-4

Delaware VIP® Trust — Delaware VIP REIT Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	97.67%
Diversified REITs	3.85%
Healthcare	4.33%
Healthcare REITs	7.00%
Hotel REITs	7.48%
Industrial REITs	7.82%
Information Technology REITs	6.38%
Mall REITs	11.82%
Manufactured Housing REIT	2.12%
Mixed REIT	1.00%
Multifamily REITs	13.89%
Office REITs	9.02%
Self-Storage REITs	6.29%
Shopping Center REITs	10.45%
Single Tenant REITs	3.69%
Specialty REITs	2.53%
Short-Term Investments	1.87%
Total Value of Securities	99.54%
Receivables and Other Assets Net of Liabilities	0.46%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Simon Property Group	8.60%
Prologis	5.46%
Brookdale Senior Living	4.33%
AvalonBay Communities	4.16%
Equinix	4.06%
UDR	3.74%
HCP	3.41%
Regency Centers	3.31%
GGP	2.69%
Weingarten Realty Investors	2.46%

REIT Series-5

Delaware VIP® Trust — Delaware VIP REIT Series

Schedule of investments

December 31, 2017

	Number of	Value
	shares	(US $)

Common Stock – 97.67%
Diversified REITs – 3.85%
Forest City Realty Trust	93,675	$2,257,567
Gramercy Property Trust	53,650	1,430,309
Vornado Realty Trust	105,518	8,249,397
Washington Real Estate Investment Trust	170,250	5,298,180

		17,235,453

Healthcare – 4.33%
Brookdale Senior Living †	1,998,075	19,381,327

		19,381,327

Healthcare REITs – 7.00%
HCP	584,475	15,243,108
Healthcare Realty Trust	261,325	8,393,759
Ventas	64,325	3,860,143
Welltower	60,275	3,843,737

		31,340,747

Hotel REITs – 7.48%
Host Hotels & Resorts	534,118	10,602,242
MGM Growth Properties	289,150	8,428,723
Park Hotels & Resorts	135,625	3,899,219
RLJ Lodging Trust	174,100	3,824,977
Sunstone Hotel Investors	405,376	6,700,865

		33,456,026

Industrial REITs – 7.82%
DCT Industrial Trust	179,791	10,568,115
Prologis	378,997	24,449,096

		35,017,211

Information Technology REITs – 6.38%
CoreSite Realty	20,625	2,349,187
Crown Castle International	72,350	8,031,573
Equinix	40,050	18,151,461

		28,532,221

Mall REITs – 11.82%
GGP	514,361	12,030,904
Simon Property Group	224,178	38,500,330
Taubman Centers	36,175	2,366,930

		52,898,164

Manufactured Housing REIT – 2.12%
Equity LifeStyle Properties	106,678	9,496,476

		9,496,476

Mixed REIT – 1.00%
Liberty Property Trust	103,750	4,462,287

		4,462,287

Multifamily REITs – 13.89%
American Homes 4 Rent	97,425	2,127,762
AvalonBay Communities	104,239	18,597,280
Camden Property Trust	96,725	8,904,503
Equity Residential	166,650	10,627,271
Essex Property Trust	21,546	5,200,558

	Number of	Value
	shares	(US $)

Common Stock (continued)
Multifamily REITs (continued)
UDR	434,125	$16,722,495

		62,179,869

Office REITs – 9.02%
Boston Properties	73,565	9,565,657
Brandywine Realty Trust	372,375	6,773,501
Columbia Property Trust	317,450	7,285,477
Empire State Realty Trust	273,575	5,616,495
Equity Commonwealth †	38,400	1,171,584
Kilroy Realty	34,050	2,541,833
SL Green Realty	73,375	7,405,739

		40,360,286

Self-Storage REITs – 6.29%
CubeSmart	308,275	8,915,313
Extra Space Storage	117,100	10,240,395
Public Storage	42,936	8,973,624

		28,129,332

Shopping Center REITs – 10.45%
Brixmor Property Group	339,225	6,329,939
Kimco Realty	86,548	1,570,846
Regency Centers	214,085	14,810,400
Retail Properties of America	475,875	6,395,760
Urban Edge Properties	260,830	6,648,557
Weingarten Realty Investors	334,425	10,992,550

		46,748,052

Single Tenant REITs – 3.69%
Realty Income	83,763	4,776,166
Spirit Realty Capital	293,825	2,521,019
STORE Capital	277,600	7,228,704
VEREIT	258,125	2,010,794

		16,536,683

Specialty REITs – 2.53%
Invitation Homes	357,625	8,429,221
Outfront Media	124,575	2,890,141

		11,319,362

Total Common Stock (cost $435,307,463)		437,093,496

	Principal
	amount°

Short-Term Investments – 1.87%
Discount Notes – 1.01%≠
Federal Home Loan Bank
1.176% 1/26/18	2,197,711	2,195,837
1.211% 2/5/18	1,744,215	1,742,058
1.235% 2/8/18	591,748	590,952

		4,528,847

REIT Series-6

Delaware VIP® REIT Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
Repurchase Agreements – 0.33%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $366,408 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $373,681)	366,354	$366,354
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $916,006 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $934,202)	915,884	915,884

	Principal	Value
	amount°	(US $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $173,729 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $177,177)	173,703	$173,703

		1,455,941

US Treasury Obligations – 0.53% ≠
US Cash Management Bill 0.333% 1/2/18	1,724,535	1,724,535
US Treasury Bill 0.883% 1/11/18	644,151	643,961

		2,368,496

Total Short-Term Investments (cost $8,353,143)		8,353,284

Total Value of Securities – 99.54% (cost $443,660,606)	$445,446,780

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
†	Non-income producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

REIT Series-7

Delaware VIP® Trust — Delaware VIP REIT Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$437,093,496
Short-term investments, at value[2]	8,353,284
Cash	743,837
Dividends and interest receivable	1,989,541
Receivable for series shares sold	6

Total assets	448,180,164

Liabilities:
Management fees payable to affiliates	284,380
Payable for series shares redeemed	214,227
Other accrued expenses	101,654
Distribution fees payable to affiliates	44,949
Audit and tax fees payable	4,695
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,844
Accounting and administration expenses payable to affiliates	1,781
Trustees’ fees and expenses payable to affiliates	1,143
Legal fees payable to affiliates	1,092
Reports and statements to shareholders expenses payable to affiliates	325

Total liabilities	657,090

Total Net Assets	$447,523,074

Net Assets Consist of:
Paid-in capital	$440,075,426
Undistributed net investment income	8,410,907
Accumulated net realized loss on investments	(2,749,433)
Net unrealized appreciation of investments	1,786,174

Total Net Assets	$447,523,074

Net Asset Value
Standard Class:
Net assets	$235,390,227
Shares of beneficial interest outstanding, unlimited authorization, no par	17,449,250
Net asset value per share	$13.49

Service Class:
Net assets	$212,132,847
Shares of beneficial interest outstanding, unlimited authorization, no par	15,761,574
Net asset value per share	$13.46

[1] Investments, at cost	$435,307,463
[2] Short-term investments, at cost	8,353,143

See accompanying notes, which are an integral part of the financial statements.

REIT Series-8

Delaware VIP® Trust —

Delaware VIP REIT Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Dividends	$12,720,286
Interest	119,431

12,839,717

Expenses:
Management fees	3,466,835
Distribution expenses – Service Class	665,353
Accounting and administration expenses	127,790
Reports and statements to shareholders expenses	104,840
Dividend disbursing and transfer agent fees and expenses	38,948
Audit and tax fees	34,605
Legal fees	34,088
Custodian fees	29,532
Trustees’ fees and expenses	22,248
Registration fees	481
Other	13,308

4,538,028
Less waived distribution expenses – Service Class	(110,892)
Less expenses paid indirectly	(1,681)

Total operating expenses	4,425,455

Net Investment Income	8,414,262

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,670,385
Net change in unrealized appreciation (depreciation) of investments	(6,503,693)

Net Realized And Unrealized Loss	(1,833,308)

Net Increase in Net Assets Resulting from Operations	$6,580,954

Delaware VIP Trust —

Delaware VIP REIT Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,414,262	$6,189,772
Net realized gain	4,670,385	60,306,192
Net change in unrealized appreciation (depreciation)	(6,503,693)	(39,477,985)

Net increase in net assets resulting from operations	6,580,954	27,017,979

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(3,825,327)	(3,173,253)
Service Class	(2,986,473)	(2,494,399)

Net realized gain:
Standard Class	(32,530,954)	(15,210,259)
Service Class	(30,228,934)	(14,715,477)

	(69,571,688)	(35,593,388)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	7,634,252	16,237,473
Service Class	10,486,423	21,238,794

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	36,356,281	18,383,512
Service Class	33,215,407	17,209,876

	87,692,363	73,069,655

Cost of shares redeemed:
Standard Class	(27,074,042)	(23,555,980)
Service Class	(33,249,113)	(40,514,599)

	(60,323,155)	(64,070,579)

Increase in net assets derived from capital share transactions	27,369,208	8,999,076

Net Increase (Decrease) in Net Assets	(35,621,526)	423,667

Net Assets:
Beginning of year	483,144,600	482,720,933

End of year	$447,523,074	$483,144,600

Undistributed net investment income	$8,410,907	$6,808,445

See accompanying notes, which are an integral part of the financial statements.

REIT Series-9

Delaware VIP® Trust — Delaware VIP REIT Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$15.57	$15.89	$15.50	$12.14	$12.06

Income (loss) from investment operations:
Net investment income[1]	0.27	0.22	0.21	0.20	0.18
Net realized and unrealized gain (loss)	(0.03)	0.67	0.37	3.35	0.10

Total from investment operations	0.24	0.89	0.58	3.55	0.28

Less dividends and distributions from:
Net investment income	(0.24)	(0.21)	(0.19)	(0.19)	(0.20)
Net realized gain	(2.08)	(1.00)	—	—	—

Total dividends and distributions	(2.32)	(1.21)	(0.19)	(0.19)	(0.20)

Net asset value, end of period	$13.49	$15.57	$15.89	$15.50	$12.14

Total return[2]	1.54%	5.87%	3.75%	29.46%	2.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$235,390	$251,083	$244,618	$260,182	$198,950
Ratio of expenses to average net assets[3]	0.84%	0.83%	0.85%	0.84%	0.84%
Ratio of net investment income to average net assets[3]	1.94%	1.39%	1.32%	1.41%	1.42%
Portfolio turnover	173%	130%	75%	84%	97%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

REIT Series-10

Delaware VIP® REIT Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$15.54	$15.86	$15.47	$12.12	$12.04

Income (loss) from investment operations:
Net investment income[1]	0.24	0.18	0.17	0.16	0.15
Net realized and unrealized gain (loss)	(0.03)	0.67	0.37	3.35	0.10

Total from investment operations	0.21	0.85	0.54	3.51	0.25

Less dividends and distributions from:
Net investment income	(0.21)	(0.17)	(0.15)	(0.16)	(0.17)
Net realized gain	(2.08)	(1.00)	—	—	—

Total dividends and distributions	(2.29)	(1.17)	(0.15)	(0.16)	(0.17)

Net asset value, end of period	$13.46	$15.54	$15.86	$15.47	$12.12

Total return[2]	1.27%	5.62%	3.52%	29.12%	1.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$212,133	$232,062	$238,103	$251,743	$198,530
Ratio of expenses to average net assets	1.09%	1.08%	1.10%	1.09%	1.09%
Ratio of expenses to average net assets prior to fees waived[3]	1.14%	1.13%	1.15%	1.14%	1.14%
Ratio of net investment income to average net assets	1.69%	1.14%	1.07%	1.16%	1.17%
Ratio of net investment income to average net assets prior to fees waived[3]	1.64%	1.09%	1.02%	1.11%	1.12%
Portfolio turnover	173%	130%	75%	84%	97%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

REIT Series-11

Delaware VIP® Trust — Delaware VIP REIT Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objectives of the Series are to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service and reviewed by management. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017 and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2017, the Series did not incur any interest or tax penalties.

Class Accounting—Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017, and matured on the next business day.

Use of Estimates—The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

REIT Series-12

Delaware VIP® REIT Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2017.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1,680 under this agreement

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all retail funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017 the Series as well as other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Series was charged $21,500 for these services. This amount is included on the “Statement of operation” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $34,668 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2017 to Dec. 31, 2017,* in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2017, the Series was charged $9,737 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2017 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or

REIT Series-13

Delaware VIP® REIT Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2017, the Series engaged in securities sales of $4,806,943, which resulted in net realized gain of $42. There were no securities purchases under Rule 17a-7 for the year ended Dec. 31, 2017.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$775,225,425
Sales	796,499,541

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$459,054,722	$12,377,528	$(25,985,470)	$(13,607,942)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$437,093,496	$—	$437,093,496
Short-Term Investments	—	8,353,284	8,353,284

Total Value of Securities	$437,093,496	$8,353,284	$445,446,780

REIT Series-14

Delaware VIP® REIT Series

Notes to financial statements (continued)

3. Investments (continued)

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 was as follows:

	Year ended
	12/31/17	12/31/16
Ordinary income	$19,031,075	$5,667,652
Long-term capital gains	50,540,613	29,925,736

Total	$69,571,688	$35,593,388

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$440,075,426
Undistributed ordinary income	13,286,134
Undistributed long-term capital gains	7,769,456
Net unrealized depreciation on investments	(13,607,942)

Net assets	$447,523,074

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/17	12/31/16
Shares sold:
Standard Class	537,806	1,018,352
Service Class	743,348	1,350,012

Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,695,054	1,227,204
Service Class	2,464,051	1,149,624

	6,440,259	4,745,192

Shares redeemed:
Standard Class	(1,910,638)	(1,512,263)
Service Class	(2,383,545)	(2,576,127)

	(4,294,183)	(4,088,390)

Net increase	2,146,076	656,802

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement.

REIT Series-15

Delaware VIP® REIT Series

Notes to financial statements (continued)

7. Line of Credit (continued)

Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amounts outstanding as of Dec. 31, 2017, or at any time during the period then ended.

8. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2017, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 366,354	$ (366,354)	$—	$ (366,354)	$—
Bank of Montreal	915,884	(915,884)	—	(915,884)	—
BNP Paribas	173,703	(173,703)	—	(173,703)	—

Total	$1,455,941	$(1,455,941)	$ —	$(1,455,941)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2017.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements

REIT Series-16

Delaware VIP® REIT Series

Notes to financial statements (continued)

9. Securities Lending (continued)

collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Series had no securities out on loan.

10. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2017, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017 that would require recognition or disclosure in the Series’ financial statements.

REIT Series-17

Delaware VIP® Trust — Delaware VIP REIT Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP REIT Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP REIT Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

REIT Series-18

Delaware VIP® Trust — Delaware VIP REIT Series

Other Series information (Unaudited)

Board consideration of Delaware VIP REIT Series investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP REIT Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all real estate funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

REIT Series-19

Delaware VIP® Trust — Delaware VIP REIT Series

Other Series information (Unaudited)

Board consideration of Delaware VIP REIT Series investment advisory agreement (continued)

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although, as of Feb. 28, 2017, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions Tax Basis	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
72.65%	27.35%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

REIT Series-20

Delaware FundsSM by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE
Shawn K. Lytle[1,2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee, and Governance Committee Member — Community Health Systems

Director —

Drexel Morgan & Co.

Director, Audit Committee Member — vTv Therapeutics LLC

Director —

FS Credit Real Estate Income Trust, Inc.

Lucinda S.Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

REIT Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

REIT Series-22

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov.In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPREIT 21748 (2/18) (413178)	REIT Series-23

Delaware VIP® Trust

Delaware VIP Small Cap Value Series

December 31, 2017

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Portfolio management review	January 9, 2018

For the fiscal year ended Dec. 31, 2017, Delaware VIP Small Cap Value Series (the “Series”) Standard Class shares returned +12.05% and Service Class shares returned +11.76%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Russell 2000® Value Index, returned +7.84% for the same period.

Small-cap value stocks were flat for most of the year but surged in September 2017. The primary catalyst for the late rally was the growing likelihood that Congress would pass tax-reform legislation that would significantly benefit smaller companies. As a group, small domestically focused businesses – particularly those in the value category – pay taxes at a higher rate than large multinational companies. Congress passed the tax legislation on Dec. 20 and President Trump signed the bill into law on Dec. 22, which was viewed positively by the market.

Stocks also rose on strong earnings that met expectations, a synchronized acceleration in global economic growth, and continued dormant inflation that led monetary policymakers to keep interest rates low. The confluence of favorable economic and policy factors – along with a lack of compelling alternatives in competing asset classes – caused equity market volatility to drop to historically low levels, even as prices and valuations moved higher.

Economically sensitive areas such as capital spending, transportation, technology, and consumer cyclicals were strong performers during the fiscal year. The healthcare sector also beat the stocks in the benchmark, although the biotechnology industry influenced the overall group’s strength. Meanwhile, energy stocks lagged despite successful efforts by the Organization of the Petroleum Exporting Countries (OPEC) to reduce the global glut of oil through production cuts.

Overall, stock selection was the main contributor to the Series’ outperformance, with sector allocation providing an additional boost. The Series benefited from strong stock selection and an overweight allocation to the capital spending sector. Stock selection in the financial services, technology, and basic industry contributed to the Series’ performance, as did an underweight to the real estate investment trusts (REITs) sector. Detracting from relative performance was stock selection in the consumer cyclical sector and an overweight allocation to the energy sector.

The Series’ position in the equipment rental business H&E Equipment Services contributed to relative performance. Most of the company’s operations are in the Gulf Coast and Intermountain regions. After slumping in the spring and early summer of 2017 on concerns about weak revenues and a lack of pricing power, the stock generated strong performance during the second half of the year on reports of strong rental and utilization rates. Though we trimmed the Series’ position on the stock’s strength late in the year, we continue to hold an overweight position given what we view as attractive relative valuations.

ON Semiconductor contributed to the Series’ performance as well. The company, whose shares rose significantly during the period despite a series of earnings misses, is a direct play on rising global demand for energy-efficient solutions from a diverse array of high-technology platforms. Notably,ON Semiconductor trades at a discount to its peers in the technology sector on the basis of several key valuation metrics. We trimmed the Series’ position during the fiscal year but continued to hold a significant allocation.

East West Bancorp is a regional bank that focuses on the financial service needs of individuals and businesses operating in both the United States and Greater China, as well as Chinese-American individuals and businesses. Shares of East West Bancorp outperformed during the fiscal year. The increases in the federal funds rate caused East West Bancorp to perform particularly well due to its outsized earnings sensitivity to changes in interest rates. We maintained the Series’ position in East West Bancorp.

Detractors from the Series’ relative performance included Electronics for Imaging, a California-based business that designs computer systems for advanced digital printing. The stock had seemingly overcome a negative analyst report and had performed relatively well until it disclosed in early August 2017 the delayed release of its second quarter earnings pending an internal investigation of accounting procedures related to the timing of revenue recognition. The stock price dropped precipitously on the news, and it was sold from the Series during the day of the disclosure of accounting irregularities at a significant decline from the previous day’s high.

The Series’ overweight allocation to healthcare products supplier Owens & Minor detracted from relative performance. A combination of factors hurt the company’s stock price. Fears of increased competition from Amazon initially weighed on the share price. The company also reported weaker-than-expected earnings and announced an acquisition that should materially increase the company’s leverage. Given our concerns that the company could face a challenging operating environment and has increased its leverage, our outlook for the company turned negative and we exited the Series’ position in Owens & Minor prior to the end of the fiscal year.

The Series’ holdings in the oil and gas exploration and production industry, as well as the oil and gas drilling industry, hurt performance. SM Energy detracted from the Series’ performance. An independent exploration and development company with large holdings in several energy-rich regions, SM Energy’s management had been aggressively swapping and selling assets, a strategy that seemed to make investors nervous and magnified the effect of

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

Small Cap Value Series-1

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Portfolio management review (continued)	January 9, 2018

disappointing forward guidance regarding near-term energy output. We increased the Series’ position in SM Energy given what we view as the longer-term production potential of the company’s vast acreage in the Permian Basin, Eagle Ford, and Bakken shale regions.

As the new fiscal year began, the portfolio remained overweight in cyclical sectors such as technology, basic industry, and capital spending and underweight in defensive areas such as REITs, utilities, and healthcare. Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection — and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free-cash flow, and implement pro-shareholder policies through share buybacks, dividend increases, and debt reduction. In that regard, we are encouraged by the number of companies that continue to meet these criteria. While market volatility is likely to increase in the coming months from historically muted levels, we believe the moderate growth, low inflation, low interest rate environment that has supported equity prices will continue in to 2018. As always, we appreciate your confidence in our value-based approach and look forward to serving your investment needs in the coming year.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

Small Cap Value Series-2

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Small Cap Value Series
Average annual total returns
For periods ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Dec. 27, 1993)	+12.05%	+11.36%	+14.31%	+10.37%	+11.23%

Service Class shares (commenced operations on May 1, 2000)	+11.76%	+11.07%	+14.02%	+10.09%	+11.29%

Russell 2000 Value Index	+7.84%	+9.55%	+13.01%	+8.17%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.04%, while total operating expenses for Standard Class and Service Class shares were 0.79% and 1.09%, respectively. The management fee for Standard Class and Service Class shares was 0.72%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors. REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

Small Cap Value Series-3

Delaware VIP® Small Cap Value Series

Performance summary (continued)

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
— Delaware VIP Small Cap Value Series (Standard Class)	$10,000	$26,819
- - Russell 2000 Value Index	$10,000	$21,933

The graph shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 2007 through Dec. 31, 2017.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from Dec. 31, 2007 through Dec. 31, 2017. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Small Cap Value Series-4

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,088.40	0.78%	$4.11
Service Class	1,000.00	1,086.90	1.03%	5.42
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.27	0.78%	$3.97
Service Class	1,000.00	1,020.01	1.03%	5.24

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of the business development corporation (Underlying Fund) in which it invests. The table above does not reflect the expenses of the Underlying Fund.

Small Cap Value Series-5

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	98.94%
Basic Industry	9.57%
Business Services	1.20%
Capital Spending	8.80%
Consumer Cyclical	3.83%
Consumer Services	8.56%
Consumer Staples	2.64%
Energy	6.63%
Financial Services[1]	28.25%
Healthcare	3.80%
Real Estate	7.65%
Technology	13.40%
Transportation	2.03%
Utilities	2.58%
Short-Term Investments	1.06%
Total Value of Securities	100.00%
Liabilities Net of Receivables and Other Assets	0.00%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
[1]	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of banks, diversified financial services, insurance, and investment companies. As of Dec. 31, 2017, such amounts, as percentage of total net assets, were 20.04%, 1.91%, 5.72%, and 0.58%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Financial Services sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
East West Bancorp	2.98%
Berry Global Group	2.27%
MasTec	2.20%
Synopsys	2.12%
Webster Financial	1.97%
ITT	1.92%
Hancock Holding	1.85%
Selective Insurance Group	1.82%
Olin	1.75%
Trinseo	1.52%

Small Cap Value Series-6

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Schedule of investments

December 31, 2017

	Number of	Value
	shares	(US $)

Common Stock – 98.94% ²
Basic Industry – 9.57%
Berry Global Group †	501,100	$29,399,537
HB Fuller	297,200	16,010,164
KapStone Paper & Packaging	397,800	9,026,082
Minerals Technologies	85,478	5,885,160
Olin	636,100	22,632,438
Trinseo	271,500	19,710,900
USG †	402,700	15,528,112
Venator Materials †	249,000	5,507,880

		123,700,273

Business Services – 1.20%
Deluxe	116,300	8,936,492
WESCO International †	96,000	6,542,400

		15,478,892

Capital Spending – 8.80%
Altra Industrial Motion	231,870	11,686,248
Atkore International Group †	350,200	7,511,790
EnPro Industries	108,800	10,173,888
H&E Equipment Services	321,000	13,048,650
ITT	463,900	24,758,343
KLX †	139,200	9,500,400
MasTec †	581,246	28,451,992
Primoris Services	318,500	8,660,015

		113,791,326

Consumer Cyclical – 3.83%
Barnes Group	191,500	12,116,205
Knoll	374,693	8,632,927
Meritage Homes †	307,600	15,749,120
Standard Motor Products	112,501	5,052,420
Tenneco	136,900	8,014,126

		49,564,798

Consumer Services – 8.56%
Asbury Automotive Group †	78,300	5,011,200
Cable One	15,200	10,690,920
Cheesecake Factory	170,200	8,200,236
Choice Hotels International	170,000	13,192,000
Cinemark Holdings	201,613	7,020,165
International Speedway Class A	212,100	8,452,185
Meredith	186,050	12,288,603
Sonic	285,500	7,845,540
Steven Madden †	236,200	11,030,540
Texas Roadhouse	106,900	5,631,492
UniFirst	61,600	10,157,840
Wolverine World Wide	349,300	11,135,684

		110,656,405

Consumer Staples – 2.64%
Core-Mark Holding	190,869	6,027,643
J&J Snack Foods	69,200	10,506,636
Pinnacle Foods	145,500	8,652,885
Scotts Miracle-Gro Class A	83,600	8,944,364

		34,131,528

Energy – 6.63%
Andeavor	105,721	12,088,139

	Number of	Value
	shares	(US $)

Common Stock ² (continued)
Energy (continued)
Dril-Quip †	130,300	$6,215,310
Helix Energy Solutions Group †	817,500	6,163,950
Oasis Petroleum †	823,300	6,923,953
Patterson-UTI Energy	726,200	16,709,862
Rowan Class A †	552,500	8,652,150
SM Energy	527,200	11,640,576
Southwest Gas Holdings	175,600	14,132,288
Whiting Petroleum †	121,425	3,215,334

		85,741,562

Financial Services – 28.25%
American Equity Investment Life Holding	514,900	15,822,877
Bank of Hawaii	197,900	16,960,030
Bank of NT Butterfield & Son	8,834	320,586
Boston Private Financial Holdings	641,900	9,917,355
Community Bank System	229,100	12,314,125
East West Bancorp	633,036	38,507,580
First Financial Bancorp	542,800	14,302,780
First Interstate BancSystem	258,700	10,360,935
First Midwest Bancorp	525,700	12,622,057
Great Western Bancorp	431,500	17,173,700
Hancock Holding	482,400	23,878,800
Hanover Insurance Group	147,700	15,963,416
Independent Bank	55,600	3,883,660
Infinity Property & Casualty	83,200	8,819,200
Legg Mason	199,500	8,375,010
Main Street Capital (BDC)	188,800	7,501,024
NBT Bancorp	286,900	10,557,920
Prosperity Bancshares	188,200	13,187,174
S&T Bancorp	227,642	9,062,428
Selective Insurance Group	400,100	23,485,870
Stifel Financial	273,600	16,295,616
Umpqua Holdings	729,300	15,169,440
Validus Holdings	211,321	9,915,181
Valley National Bancorp	1,162,100	13,038,762
Webster Financial	454,000	25,496,640
WesBanco	302,200	12,284,430

		365,216,596

Healthcare – 3.80%
Catalent †	141,700	5,821,036
Haemonetics †	134,200	7,794,336
Halyard Health †	164,100	7,578,138
Service Corp. International	220,100	8,214,132
STERIS	165,898	14,511,098
Teleflex	20,700	5,150,574

		49,069,314

Real Estate – 7.65%
Brandywine Realty Trust	843,033	15,334,770
Education Realty Trust	193,700	6,764,004
Healthcare Realty Trust	322,600	10,361,912
Highwoods Properties	271,500	13,822,065
Lexington Realty Trust	1,052,100	10,152,765
Life Storage	104,000	9,263,280

Small Cap Value Series-7

Delaware VIP® Small Cap Value Series

Schedule of investments (continued)

	Number of	Value
	shares	(US $)

Common Stock ² (continued)
Real Estate (continued)
Outfront Media	336,100	$7,797,520
Ramco-Gershenson Properties Trust	487,800	7,185,294
Summit Hotel Properties	541,400	8,245,522
Washington Real Estate Investment Trust	319,900	9,955,288

		98,882,420

Technology – 13.40%
Cirrus Logic †	150,700	7,815,302
CommScope Holding †	420,645	15,913,000
MaxLinear Class A †	308,500	8,150,570
NCR †	135,849	4,617,507
NetScout Systems †	302,963	9,225,223
ON Semiconductor †	747,500	15,652,650
PTC †	160,700	9,765,739
Super Micro Computer †	383,300	8,020,553
Synopsys †	321,700	27,421,708
Tech Data †	119,929	11,749,444
Teradyne	398,300	16,676,821
Tower Semiconductor †	333,600	11,369,088
TTM Technologies †	425,900	6,673,853
Viavi Solutions †	536,600	4,689,884
Vishay Intertechnology	745,700	15,473,275

		173,214,617

Transportation – 2.03%
Kirby †	84,900	5,671,320
Saia †	110,150	7,793,113
Werner Enterprises	330,000	12,754,500

		26,218,933

Utilities – 2.58%
ALLETE	119,700	8,900,892
Black Hills	203,100	12,208,341
El Paso Electric	220,800	12,221,280

		33,330,513

Total Common Stock (cost $818,086,040)		1,278,997,177

	Principal	Value
	amount°	(US $)

Short-Term Investments – 1.06%
Discount Notes – 0.19% ≠
Federal Home Loan Bank
1.176% 1/26/18	826,874	$826,169
1.211% 2/5/18	656,249	655,438
1.235% 2/8/18	931,961	930,707

		2,412,314

Repurchase Agreements – 0.28%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $925,442 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $943,811)	925,305	925,305
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $2,313,571 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $2,359,528)	2,313,262	2,313,262
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $438,789 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $447,499)	438,724	438,724

		3,677,291

US Treasury Obligations – 0.59% ≠
US Cash Management Bill 0.333% 1/2/18	5,966,634	5,966,634
US Treasury Bill 0.883% 1/11/18	1,626,940	1,626,463

		7,593,097

Total Short-Term Investments (cost $13,682,481)		13,682,702

Total Value of Securities – 100.00% (cost $831,768,521)	$1,292,679,879

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
†	Non-income producing security.

BDC – Business Development Corporation

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-8

Delaware VIP® Trust — Delaware VIP Small Cap Value Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$1,278,997,177
Short-term investments, at value[2]	13,682,702
Cash	521,550
Dividends and interest receivable	2,798,117
Receivable for series shares sold	287,396

Total assets	1,296,286,942

Liabilities:
Payable for series shares redeemed	2,066,643
Investment management fees payable to affiliates	777,360
Payable for securities purchased	397,751
Other accrued expenses	183,076
Distribution fees payable to affiliates	180,871
Dividend disbursing and transfer agent fees and expenses payable to affiliates	8,235
Audit and tax fees payable	4,695
Accounting and administration expenses payable to affiliates	4,514
Trustees’ fees and expenses payable to affiliates	3,305
Legal fees payable to affiliates	1,958
Reports and statements to shareholders expenses payable to affiliates	938

Total liabilities	3,629,346

Total Net Assets	$1,292,657,596

Net Assets Consist of:
Paid-in capital	$734,519,322
Undistributed net investment income	8,459,136
Accumulated net realized gain on investments	88,767,780
Net unrealized appreciation of investments	460,911,358

Total Net Assets	$1,292,657,596

Net Asset Value:
Standard Class:
Net assets	$439,611,491
Shares of beneficial interest outstanding, unlimited authorization, no par	10,288,019
Net asset value per share	$42.73

Service Class:
Net assets	$853,046,105
Shares of beneficial interest outstanding, unlimited authorization, no par	20,063,355
Net asset value per share	$42.52

[1] Investments, at cost	$818,086,040
[2] Short-term investments, at cost	13,682,481

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-9

Delaware VIP® Trust —

Delaware VIP Small Cap Value Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Dividends	$19,980,043
Interest	112,999

20,093,042

Expenses:
Management fees	8,790,185
Distribution expenses - Service Class	2,420,866
Accounting and administration expenses	316,924
Reports and statements to shareholders expenses	133,918
Dividends disbursing and transfer agent fees and expenses	104,429
Legal fees	88,673
Trustees’ fees and expenses	59,440
Custodian fees	57,699
Audit and tax fees	33,329
Registration fees	714
Other	30,344

12,036,521
Less waived distribution expenses - Service Class	(403,478)
Less expenses paid indirectly	(682)

Total operating expenses	11,632,361

Net Investment Income	8,460,681

Net Realized and Unrealized Gain:
Net realized gain on investments	89,307,889
Net change in unrealized appreciation (depreciation) of investments	42,498,525

Net Realized and Unrealized Gain	131,806,414

Net Increase in Net Assets Resulting from Operations	$140,267,095

Delaware VIP Trust —

Delaware VIP Small Cap Value Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase in Net Assets from Operations:
Net investment income	$8,460,681	$9,174,033
Net realized gain	89,307,889	42,363,754
Net change in unrealized appreciation (depreciation)	42,498,525	241,773,912

Net increase in net assets resulting from operations	140,267,095	293,311,699

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(3,678,580)	(3,599,852)
Service Class	(5,192,797)	(4,789,432)
Net realized gain:
Standard Class	(14,799,129)	(33,171,518)
Service Class	(27,668,494)	(59,630,251)

	(51,339,000)	(101,191,053)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	48,898,580	37,317,603
Service Class	83,357,127	63,705,456
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	18,477,709	36,771,370
Service Class	32,861,291	64,419,682

	183,594,707	202,214,111

Cost of shares repurchased:
Standard Class	(87,811,487)	(57,243,833)
Service Class	(116,009,390)	(78,004,472)

	(203,820,877)	(135,248,305)

Increase (decrease) in net assets derived from capital share transactions	(20,226,170)	66,965,806

Net Increase in Net Assets	68,701,925	259,086,452

Net Assets:
Beginning of year	1,223,955,671	964,869,219

End of year	$1,292,657,596	$1,223,955,671

Undistributed net investment income	$8,459,136	$8,869,832

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-10

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Standard Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$39.84	$33.72	$40.23	$41.72	$33.14

Income (loss) from investment operations:
Net investment income[1]	0.34	0.36	0.33	0.27	0.24
Net realized and unrealized gain (loss)	4.30	9.38	(2.43)	2.06	10.37

Total from investment operations	4.64	9.74	(2.10)	2.33	10.61

Less dividends and distributions from:
Net investment income	(0.35)	(0.35)	(0.28)	(0.23)	(0.28)
Net realized gain	(1.40)	(3.26)	(4.13)	(3.59)	(1.75)

Total dividends and distributions	(1.75)	(3.62)	(4.41)	(3.82)	(2.03)

Net asset value, end of period	$42.73	$39.84	$33.72	$40.23	$41.72

Total return[2]	12.05%	31.41%	(6.22%)	5.86%	33.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$439,612	$429,275	$343,847	$379,542	$354,211
Ratio of expenses to average net assets[3,4]	0.78%	0.79%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets[4]	0.85%	1.05%	0.90%	0.68%	0.64%
Portfolio turnover	14%	11%	18%	16%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of the Underlying Fund in which the Series invests.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-11

Delaware VIP® Small Cap Value Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Small Cap Value Series Service Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$39.67	$33.58	$40.08	$41.58	$33.04

Income (loss) from investment operations:
Net investment income[1]	0.24	0.27	0.24	0.17	0.14
Net realized and unrealized gain (loss)	4.27	9.34	(2.43)	2.06	10.34

Total from investment operations	4.51	9.61	(2.19)	2.23	10.48

Less dividends and distributions from:
Net investment income	(0.26)	(0.26)	(0.18)	(0.14)	(0.20)
Net realized gain	(1.40)	(3.26)	(4.13)	(3.59)	(1.75)

Total dividends and distributions	(1.66)	(3.52)	(4.31)	(3.73)	(1.94)

Net asset value, end of period	$42.52	$39.67	$33.58	$40.08	$41.58

Total return[2]	11.76%	31.09%	(6.46%)	5.62%	33.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$853,046	$794,681	$621,022	$719,263	$722,548
Ratio of expenses to average net assets[3]	1.03%	1.04%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[3,4]	1.08%	1.09%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	0.60%	0.80%	0.65%	0.43%	0.39%
Ratio of net investment income to average net assets prior to fees waived[4]	0.55%	0.75%	0.60%	0.38%	0.34%
Portfolio turnover	14%	11%	18%	16%	23%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of the Underlying Fund in which the Series invests.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-12

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular, day an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017 and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2017, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017, and matured on the next business day.

Use of Estimates — The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of

Small Cap Value Series-13

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

the character of such distribution by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2017.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset shown under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $680 under this agreement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $2 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie investments Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Series, as well as other Delaware Funds, entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Series was charged $55,146 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $92,771 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2017 through Dec. 31, 2017* in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2017, the Series was charged $25,870 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Small Cap Value Series-14

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of the business development corporation (Underlying Fund.) The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of the Underlying Fund and the amount of shares that are owned of the Underlying Fund at different times.

Cross trades for the year ended Dec. 31, 2017 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2017, the Series engaged in securities sales of $10,954,555 which resulted in net realized gains of $27. There were no securities purchases under Rule 17a-7 for the year ended Dec. 31, 2017.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$169,194,665
Sales	240,141,579

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate Unrealized	Aggregate Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$832,289,365	$487,855,134	$(27,464,620)	$460,390,514

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Small Cap Value Series-15

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$1,278,997,177	$—	$1,278,997,177
Short-Term Investments	—	13,682,702	13,682,702

Total Value of Securities	$1,278,997,177	$13,682,702	$1,292,679,879

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 was as follows:

	Year ended
	12/31/17	12/31/16
Ordinary income	$8,871,377	$9,612,606
Long-term capital gains	42,467,623	91,578,447

Total	$51,339,000	$101,191,053

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$734,519,322
Undistributed ordinary income	9,715,994
Undistributed long-term capital gains	88,031,766
Net unrealized appreciation on investments	460,390,514

Net assets	$1,292,657,596

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Small Cap Value Series-16

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/17	12/31/16
Shares sold:
Standard Class	1,225,082	1,094,235
Service Class	2,075,925	1,812,728

Shares issued upon reinvestment of dividends and distributions:
Standard Class	474,031	1,140,905
Service Class	845,632	2,003,723

	4,620,670	6,051,591

Shares redeemed:
Standard Class	(2,185,399)	(1,656,790)
Service Class	(2,892,751)	(2,275,828)

	(5,078,150)	(3,932,618)

Net increase (decrease)	(457,480)	2,118,973

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amounts outstanding as of Dec. 31, 2017, or at any time during the period then ended.

8. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Small Cap Value Series-17

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

8. Offsetting (continued)

At Dec. 31, 2017, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 925,305	$ (925,305)	$—	$ (925,305)	$—
Bank of Montreal	2,313,262	(2,313,262)	—	(2,313,262)	—
BNP Paribas	438,724	(438,724)	—	(438,724)	—

Total	$3,677,291	$(3,677,291)	$—	$(3,677,291)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2017.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non - cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Series had no securities out on loan.

Small Cap Value Series-18

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

10. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Dec. 31, 2017. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2017, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017 that would require recognition or disclosure in the Series’ financial statements.

Small Cap Value Series-19

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Small Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

Small Cap Value Series-20

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Small Cap Value Series investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Small Cap Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Lipper currently classifies the Series as a small-cap core fund. However, Management believes that, because the Series utilizes a value investment philosophy and process, it would be more appropriate to include the Series in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Series compares the Series’ performance to two separate Performance Universes – one, consisting of all small-cap core funds underlying variable insurance products, and the other, consisting of all small-cap value funds underlying variable insurance products. When compared to both Performance Universes, the Broadridge report comparison showed that the Series’ total return for the 1- and 3-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the 5-year period was in the second quartile of its Performance Universe.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were

Small Cap Value Series-21

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Small Cap Value Series investment advisory agreement (continued)

compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

When compared to other small-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Groups.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualified Dividends[1]
82.72%	17.28%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Small Cap Value Series-22

Delaware FundsSM by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE
Shawn K. Lytle[1,2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee,
and Governance
Committee Member —
Community Health
Systems

Director —

Drexel Morgan & Co.

Director, Audit

Committee Member — vTv Therapeutics LLC

Director —

FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

Small Cap Value Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President —U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Small Cap Value Series-24

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/ vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPSCV 21749 (2/18) (413178)	Small Cap Value Series-25

            Delaware VIP® Trust

            Delaware VIP U.S. Growth Series

            December 31, 2017

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP U.S. Growth Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Portfolio management review	January 9, 2018

Jackson Square Partners, LLC (JSP), a US registered investment advisor, is the sub-advisor to Delaware VIP U.S. Growth Series (the “Series”). As sub-advisor, JSP is responsible for day-to-day management of the Series’ assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT) has ultimate responsibility for all investment advisory services.

For the fiscal year ended Dec. 31, 2017, the Series’ Standard Class shares returned +28.28% and Service Class shares returned +28.10%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, returned +30.21%.

Solid economic growth, both in the United States and around the world, drove financial markets in 2017. The US economy was poised for an upswing early in the year after the election of Donald Trump as president in November 2016. Wages were up, consumer confidence had risen sharply, and residential home construction was robust. US equity markets rose in anticipation of potential tax reform and infrastructure spending.

As President Trump took office, domestic equity markets remained robust, despite a flurry of political headlines. Investors barely reacted as the administration’s efforts to enact its policy agenda foundered — including repeated attempts to repeal and replace the Affordable Care Act. Still, healthy performance buoyed stocks, primarily within the commodity markets and the financials sector. Decreased global output pushed oil prices higher, while the expectation of higher inflation combined with an increasingly less accommodative monetary policy led to enhanced opportunities within financial markets.

The US Federal Reserve raised rates three times during the year: in March, June, and December. None of these moves blindsided investors, as the domestic market had already built the anticipated increases into stock and bond prices. Overseas, both the European Central Bank and the Bank of England began to prepare investors for slowdowns in monetary stimulus.

Fiscal tightening in the US, combined with accelerating global growth, led to a decrease in the US dollar’s value, which helped bolster emerging market economies. The MSCI Emerging Markets Index rose 26.45% during the year.

Within developed markets, international equities mirrored those in the US, rising despite political uncertainties. The future of trade between the United Kingdom and the European Union (EU) remained uncertain, even a year and a half after the UK voted to exit the bloc. However, elections in Austria, the Netherlands, and France reflected a growing rejection of anti-EU politicians. By fiscal year end, the MSCI EAFE Index had risen 23.44%.

In late summer, three devastating hurricanes struck large parts of Texas, Florida, and Puerto Rico. Despite preliminary total cost estimates of at least $300 billion, the US economy remained unflappable. The Fed said it expected the storms would leave few long-lasting economic effects and that rebuilding could even boost economic activity.

In November 2017, Congress took up tax reform. As the legislation advanced — first through the House and then the Senate — investors reacted positively. US equity markets achieved all-time highs by fiscal year end, driven in part by successful passage of the tax legislation.

US real gross domestic product (GDP) — a measure of national economic output — remained strong and unemployment fell to 4.1%, the lowest level since 2001. The S&P 500® Index rose 23.63% during the fiscal year.

While stock exposure largely drove the Series’ performance, the healthcare sector was the largest detractor and information technology was the largest contributor to performance.

PayPal Holdings, an online payments system, contributed to the Series’ performance. PayPal continues to perform with increasing business momentum, experiencing significant growth in both total payment volume and active users. We believe that PayPal’s core payment product should continue to perform as it further expands its reach into physical merchants via Venmo, an attractive offering for merchants targeting millennials, and infrastructure offerings via Braintree.

Electronic payments provider Visa contributed to the Series’ performance. Throughout the year, the stock continued to reach new all-time highs, finishing up the fiscal year over 45%. As of Visa’s third-quarter earnings, processed transactions were up 40% year over year. We believe that Visa is optimally positioned to take advantage of the global payments trend away from paper currency and checks toward electronic payments (credit and debit). Its revenues are based on transactions laid over an existing network with minimal incremental capital investment required, resulting in high incremental margins.

Celgene, a biopharmaceutical company focused on treatments for cancer and other severe, immune, inflammatory conditions, detracted from the Series’ performance. The stock was down after its third-quarter earnings due to lower pricing and higher marketing spending for Otezla®, a key drug for psoriasis and psoriatic arthritis that had shown strong growth in recent periods. There was also market concern about Revelmid’s 2027 patent expiration and skepticism as to whether the current pipeline could make up for revenue losses. We believe the pipeline concerns and lower guidance of Otezla’s growth

U.S. Growth Series.-1

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Portfolio management review (continued)	January 9, 2018

ramp has driven negative sentiment on the stock and doesn’t reflect the company’s ability to build upon its core cancer franchise with a combination of expanded indications and a suite of pipeline opportunities.

Travel website TripAdvisor also detracted. The company continues to struggle with the monetization of its hotel bookings business, and the reviews for its mobile application have been weak. In addition, industry dynamics weigh on the company as a key customer is pulling back on spending. Nonetheless, we believe the company has an undervalued asset of more than 400 million travelers interested in reviews and bookings of hotels, restaurants, and activities that are worth more than currently recognized.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

U.S. Growth Series.-2

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP U.S. Growth Series Average annual total returns For periods ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Nov. 15, 1999)	+28.28%	+8.64%	+14.27%	+8.60%	+4.15%
Service Class shares (commenced operations on May 1, 2000)	+28.10%	+8.35%	+13.98%	+8.32%	+3.50%
Russell 1000 Growth Index	+30.21%	+13.79%	+17.33%	+10.00%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

U.S. Growth Series-3

Delaware VIP® U.S. Growth Series

Performance summary (continued)

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
- - Russell 1000 Growth Index	$10,000	$25,930
— Delaware VIP U.S. Growth Series (Standard Class)	$10,000	$22,813

The graph shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from Dec. 31, 2007 through Dec. 31, 2017.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from Dec. 31, 2007 through Dec. 31, 2017. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index, mentioned on page 1, is a free float-adjusted market capitalization index designed to measure equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

U.S. Growth Series-4

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Disclosure of Series expenses

For the six-month period from July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,123.10	0.74%	$3.96
Service Class	1,000.00	1,121.30	0.99%	5.29
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.48	0.74%	$3.77
Service Class	1,000.00	1,020.21	0.99%	5.04

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

U.S. Growth Series-5

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	98.69%
Consumer Discretionary	14.98%
Financial Services[1]	33.78%
Healthcare	16.66%
Industrials	3.80%
Technology[1]	29.47%
Short-Term Investments	1.70%
Total Value of Securities	100.39%
Liabilities Net of Receivables and Other Assets	(0.39)%
Total Net Assets	100.00%

²Narrow	industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

[1]	To monitor compliance with the Series’ concentration guidelines as described in the Series’ prospectus and statement of additional information, the Financial Services and Technology sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of commercial services, diversified financial services, and real estate investment trusts. As of Dec. 31, 2017, such amounts, as a percentage of total net assets, were 7.08%, 20.32%, and 6.38%, respectively. The Technology sector consisted of Internet, semiconductors, software and telecommunications. As of Dec. 31, 2017, such amounts, as a percentage of total net assets, were 11.52%, 4.08%, 11.71% and 2.16%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentages in the Financial Services and Technology sectors for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
PayPal Holdings	7.08%
Microsoft	6.23%
Visa Class A	5.96%
Alphabet Class A & Class C	5.80%
Mastercard Class A	4.95%
Crown Castle International	4.38%
Liberty Global Class A	3.98%
Biogen	3.86%
FedEx	3.80%
Intercontinental Exchange	3.68%

U.S. Growth Series-6

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Schedule of investments

December 31, 2017

	Number of	Value
	shares	(US $)

Common Stock – 98.69% ²
Consumer Discretionary – 14.98%
Dollar General	97,553	$9,073,404
Domino’s Pizza	9,143	1,727,661
eBay †	355,587	13,419,853
Liberty Global Class A †	83,367	2,987,873
Liberty Global Class C †	362,925	12,281,382
Liberty Interactive Corp. QVC Group Class A †	427,079	10,429,269
TripAdvisor †	219,019	7,547,395

		57,466,837

Financial Services – 33.78%
Charles Schwab	262,505	13,484,882
CME Group	58,138	8,491,055
Crown Castle International	151,423	16,809,467
Equinix	16,973	7,692,503
Intercontinental Exchange	200,079	14,117,574
Mastercard Class A	125,459	18,989,474
PayPal Holdings †	368,632	27,138,688
Visa Class A	200,451	22,855,423

		129,579,066

Healthcare – 16.66%
Allergan	37,566	6,145,046
Biogen †	46,435	14,792,798
Celgene †	132,073	13,783,138
DENTSPLY SIRONA	178,464	11,748,285
Illumina †	22,129	4,834,965
IQVIA Holdings †	128,835	12,612,947

		63,917,179

Industrials – 3.80%
FedEx	58,398	14,572,637

		14,572,637

Technology – 29.47%
Alphabet Class A †	14,218	14,977,241
Alphabet Class C †	6,959	7,281,898
Applied Materials	152,647	7,803,315
Arista Networks †	35,214	8,295,714
ASML Holding (New York Shares)	45,047	7,830,070
Electronic Arts †	89,678	9,421,571
Facebook Class A †	71,972	12,700,179
Microsoft	279,389	23,898,935
Symantec	328,829	9,226,942

	Number of	Value
	shares	(US $)

Common Stock ² (continued)
Technology (continued)
Take-Two Interactive Software †	105,485	$11,580,143

		113,016,008

Total Common Stock (cost $260,515,863)		378,551,727

	Principal
	amount°

Short-Term Investments – 1.70%
Discount Note – 0.19% ≠
Federal Home Loan Bank 1.235% 2/8/18	757,883	756,863

		756,863

Repurchase Agreements – 0.52%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $500,409 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $510,341).	500,335	500,335
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $1,251,003 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $1,275,854)	1,250,836	1,250,836
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $237,264 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $241,974).	237,229	237,229

		1,988,400

US Treasury Obligations – 0.99%
US Cash Management Bill 0.333% 1/2/18	2,913,835	2,913,835
US Treasury Bill 0.883% 1/11/18	879,726	879,468

		3,793,303

Total Short-Term Investments (cost $6,538,463)		6,538,566

Total Value of Securities – 100.39% (cost $267,054,326)	$385,090,293

U.S. Growth Series-7

Delaware VIP® U.S. Growth Series

Schedule of investments (continued)

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-8

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$378,551,727
Short-term investments, at value[2]	6,538,566
Cash	202,432
Dividends and interest receivable	248,867
Foreign tax reclaims receivable	37,096

Total assets	385,578,688

Liabilities:
Payable for securities purchased	1,390,281
Payable for series shares redeemed	216,177
Investment management fees payable to affiliates	213,017
Other accrued expenses	92,419
Distribution fees payable to affiliates	72,025
Audit and tax fees payable to affiliates	4,695
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,458
Accounting and administration expenses payable to affiliates	1,586
Trustees’ fees and expenses payable	983
Legal fees payable to affiliates	586
Reports and statements to shareholders expense payable to affiliates	278

Total liabilities	1,994,505

Total Net Assets	$383,584,183

Net Assets Consist of:
Paid-in capital	$219,186,111
Accumulated net realized gain	46,362,105
Net unrealized appreciation of investments	118,035,967

Total Net Assets	$383,584,183

Standard Class:
Net assets	$46,907,940
Shares of beneficial interest outstanding, unlimited authorization, no par	4,146,825
Net asset value per share	$11.31

Service Class:
Net assets	$336,676,243
Shares of beneficial interest outstanding, unlimited authorization, no par	30,607,423
Net asset value per share	$11.00

[1] Investments, at cost	$260,515,863
[2] Short-term investments, at cost	6,538,463

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-9

Delaware VIP® Trust —

Delaware VIP U.S. Growth Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Dividends	$3,021,213
Interest	26,877
Foreign tax withheld	(8,723)

3,039,367

Expenses:
Management fees	2,497,664
Distribution expenses - Service Class	1,003,550
Accounting and administration expenses	107,882
Reports and statements to shareholders	92,953
Audit and tax fees	33,292
Dividend disbursing and transfer agent fees and expenses	32,327
Legal fees	28,019
Custodian fees	25,915
Trustees’ fees and expenses	18,326
Registration fees	794
Other	10,786

3,851,508
Less waived distribution expenses - Service Class	(167,258)
Less expenses paid indirectly	(198)

Total operating expenses	3,684,052

Net Investment Loss	(644,685)

Net Realized and Unrealized Gain:
Net realized gain	48,033,890
Net change in unrealized appreciation (depreciation) of investments	47,537,885

Net Realized and Unrealized Gain	95,571,775

Net Increase in Net Assets Resulting from Operations	$94,927,090

Delaware VIP Trust—

Delaware VIP U.S. Growth Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(644,685)	$(3,606)
Net realized gain	48,033,890	5,300,020
Net change in unrealized appreciation (depreciation)	47,537,885	(26,965,270)

Net increase (decrease) in net assets resulting from operations	94,927,090	(21,668,856)

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	—	(315,595)
Service Class	—	(1,361,730)
Net realized gain:
Standard Class	(539,552)	(13,642,821)
Service Class	(3,478,091)	(97,717,762)

	(4,017,643)	(113,037,908)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	4,844,072	6,951,016
Service Class	1,440,957	11,860,309
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	539,552	13,958,416
Service Class	3,478,091	99,079,492

	10,302,672	131,849,233

Cost of shares redeemed:
Standard Class	(18,216,062)	(6,700,046)
Service Class	(63,378,600)	(38,221,680)

	(81,594,662)	(44,921,726)

Increase (decrease) in net assets derived from capital share transactions	(71,291,990)	86,927,507

Net Increase (Decrease) in Net Assets	19,617,457	(47,779,257)

Net Assets:
Beginning of year	363,966,726	411,745,983

End of year	$383,584,183	$363,966,726

Undistributed net investment income	$–	$–

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-10

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$8.91	$13.31	$13.75	$13.14	$10.17

Income (loss) from investment operations:
Net investment income[1]	0.01	0.02	0.08	0.08	0.03
Net realized and unrealized gain (loss)	2.49	(0.75)	0.66	1.49	3.40

Total from investment operations	2.50	(0.73)	0.74	1.57	3.43

Less dividends and distributions from:
Net investment income	—	(0.08)	(0.08)	(0.03)	(0.04)
Net realized gain	(0.10)	(3.59)	(1.10)	(0.93)	(0.42)

Total dividends and distributions	(0.10)	(3.67)	(1.18)	(0.96)	(0.46)

Net asset value, end of period	$11.31	$8.91	$13.31	$13.75	$13.14

Total return[2]	28.28%	(5.17% )	5.39%	12.78%	34.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46,908	$47,773	$50,055	$160,730	$145,086
Ratio of expenses to average net assets[3]	0.74%	0.74%	0.75%	0.74%	0.74%
Ratio of net investment income to average net assets[3]	0.05%	0.22%	0.56%	0.58%	0.27%
Portfolio turnover	25%	22%	39%	26%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-11

Delaware VIP® U.S. Growth Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$8.68	$13.07	$13.53	$12.94	$10.03

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	— [2]	0.04	0.04	— [2]
Net realized and unrealized gain (loss)	2.44	(0.75)	0.65	1.48	3.34

Total from investment operations	2.42	(0.75)	0.69	1.52	3.34

Less dividends and distributions from:
Net investment income	—	(0.05)	(0.05)	— [2]	(0.01)
Net realized gain	(0.10)	(3.59)	(1.10)	(0.93)	(0.42)

Total dividends and distributions	(0.10)	(3.64)	(1.15)	(0.93)	(0.43)

Net asset value, end of period	$11.00	$8.68	$13.07	$13.53	$12.94

Total return[3]	28.10%	(5.50% )	5.08%	12.48%	34.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$336,676	$316,194	$361,691	$365,985	$343,295
Ratio of expenses to average net assets	0.99%	0.99%	1.00%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived and expenses paid indirectly[4]	1.04%	1.04%	1.05%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets	(0.20% )	(0.03% )	0.31%	0.33%	0.02%
Ratio of net investment income (loss) to average net assets prior to fees waived and expenses paid indirectly[4]	(0.25% )	(0.08% )	0.26%	0.28%	(0.03% )
Portfolio turnover	25%	22%	39%	26%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-12

Delaware VIP® Trust – Delaware VIP U.S. Growth Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and/or service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).The foregoing valuation policies apply to restricted and unrestricted securities.

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017 and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2017, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017 and matured on the next business day.

Use of Estimates – The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes.

U.S. Growth Series-13

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset shown under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Fund earned $198 under this agreement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Series. For these services, DMC, not the Series, pays JSP fees based on the aggregate average daily net assets of the Series at the following annual rate: 0.39% of the first $500 million; 0.36% of the next $500 million; 0.33% of the next $1.5 billion; and 0.30% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1 2017, the Fund entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Series was charged $18,056 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $28,819 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive the 12b-1 fees from Jan. 1, 2017 through Dec. 31, 2017* in order to limit the 12b-1 fee of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

U.S. Growth Series-14

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2017, the Series was charged $8,032 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Cross trades for the year ended Dec. 31, 2017 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2017, the Series engaged in securities sales of $769,080, which resulted in net realized gains of $7. There were no securities purchases under Rule 17a-7 during the year ended Dec. 31, 2017.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$95,254,048
Sales	166,381,655

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of Investments	Aggregate Unrealized Appreciation of Investments	Aggregate Unrealized Depreciation of Investments	Net Unrealized Appreciation of Investments
$269,618,232	$129,577,441	$(14,105,380)	$115,472,061

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 -	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 -

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 -	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments) (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon,

U.S. Growth Series-15

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

3. Investments (continued)

rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$378,551,727	$—	$378,551,727
Short-Term Investments	—	6,538,566	6,538,566

Total Value of Securities	$378,551,727	$6,538,566	$385,090,293

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 was as follows:

	Year ended
	12/31/17	12/31/16
Ordinary income	$—	$1,652,553
Long-term capital gain	4,017,643	111,385,355

Total	$4,017,643	$113,037,908

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$219,186,111
Undistributed ordinary income	2,718,564
Undistributed long-term capital gains	46,207,447
Unrealized appreciation on investments	115,472,061

Net assets	$383,584,183

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating loss. Results of operations and net assets were not affected by these classifications. For the year ended Dec. 31, 2017, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$644,685	$(644,685)

U.S. Growth Series-16

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/17	12/31/16

Shares sold:
Standard Class	477,561	685,041
Service Class	152,259	1,157,900

Shares issued upon reinvestment of dividends and distributions:
Standard Class	57,035	1,584,383
Service Class	377,643	11,520,871

	1,064,498	14,948,195

Shares redeemed:
Standard Class	(1,751,708)	(666,128)
Service Class	(6,329,532)	(3,950,305)

	(8,081,240)	(4,616,433)

Net increase (decrease)	(7,016,742)	10,331,762

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amounts outstanding as of Dec. 31, 2017, or at any time during the year then ended.

8. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

U.S. Growth Series-17

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

8. Offsetting (continued)

At Dec. 31, 2017, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 500,335	$(500,335)	$—	$ (500,335)	$—
Bank of Montreal	1,250,836	(1,250,836)	—	$(1,250,836)	—
BNP Paribas	237,229	(237,229)	—	$ (237,229)	—
Total	$1,988,400	$(1,988,400)	$—	$(1,988,400)	$—

(a)	The value of the related collateral received exceeded the value of the repurchase agreements as of Dec.31, 2017.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Series.The investment guidelines permit each separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Series had no securities out on loan.

U.S. Growth Series-18

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

10. Credit and Market Risk

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2017, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017, that would require recognition or disclosure in the Series’ financial statements.

U.S. Growth Series-19

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP U.S. Growth Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

U.S. Growth Series-20

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Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Other Series information (Unaudited)

Board consideration of Delaware VIP U.S. Growth Series investment advisory and sub-advisory agreements

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware VIP U.S. Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory and Sub-Advisory Agreements. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), and Sub-Advisory Agreement with Jackson Square Partners, LLC (“JSP”), included materials provided by DMC and its affiliates and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s or JSP’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of service. The Board considered the services provided by JSP to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap growth funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. In evaluating the Series’ performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and to meet the Board’s performance objective.

U.S. Growth Series-22

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Other Series information (Unaudited)

Board consideration of Delaware VIP U.S. Growth Series investment advisory and sub-advisory agreements (continued)

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by JSP in relation to the services being provided to the Series and in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Series expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Series, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker/dealers, as applicable.

Economies of Scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. Although, as of Feb. 28, 2017, the Series has not reached a size at which the advantages of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Series reports distributions paid during the year as follows:

(A)
Long-Term
Capital Gain	Total
Distributions	Distributions
(Tax Basis)	(Tax Basis)
100.00%	100.00%

(A) is based on a percentage of the Series’ total distributions.

U.S. Growth Series-23

Delaware FundsSM by Macquarie

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
INTERESTED TRUSTEE
Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee,
and Governance
Committee Member —
Community Health
Systems

Director —
Drexel Morgan & Co.

Director, Audit
Committee Member —
vTv Therapeutics LLC

Director —
FS Credit Real
Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

U.S. Growth Series-24

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

U.S. Growth Series-25

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPUSG 21751 (2/18) (413178)	U.S. Growth Series-26

Delaware VIP® Trust

Delaware VIP Value Series

December 31, 2017

Portfolio management review	1

Performance summary	3

Disclosure of Series expenses	5

Security type / sector allocation and top 10 equity holdings	6

Schedule of investments	7

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	13

Report of independent registered public accounting firm	19

Other Series information	20

Board of trustees/directors and officers addendum	22

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change for events occurring after such date.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of Macquarie Investment Management Business Trust, a US registered investment advisor.

The Series is distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust and Macquarie Group Limited. Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in Delaware VIP Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Value Series

Portfolio management review	January 9, 2018

For the fiscal year ended Dec. 31, 2017, Delaware VIP Value Series (the “Series”) Standard Class shares returned +13.80% and Service Class shares returned +13.53%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Russell 1000® Value Index, returned +13.66% for the same period.

US stock prices rose throughout the fiscal year in almost uninterrupted fashion. With the presidential election of Donald Trump, investors were buoyed by the prospect of pro-business policies, including reduced regulation, lower taxes, increased infrastructure spending, and renegotiated trade agreements.

Hope that the new administration would move quickly on tax reduction and infrastructure spending in early 2017 began to fade when Congress instead focused on repeated efforts to repeal and replace the Affordable Care Act. Domestic equities continued to gain and investors put renewed emphasis on growth stocks. While value stocks fared well at the beginning of 2017 and gained through the rest of the fiscal year, growth stocks consistently did better. Overall, for the year, the S&P 500® Index gained 23%. The nation’s largest and most established companies performed even better, as indicated by the 30% gain of the Dow Jones Industrial Average.

The US Federal Reserve raised short-term interest rates three times throughout the fiscal year, in March, June, and December 2017. None of these moves came as a surprise to investors. Overseas, both the European Central Bank and the Bank of England began to prepare investors for slowdowns in monetary stimulus. (Source: Bloomberg.)

In late summer, a series of severe hurricanes struck Texas, Florida, and Puerto Rico. The resulting damage was estimated at more than $300 billion (source: Moody’s Analytics). However, the US economy remained resilient. Corporate investment improved and consumers remained confident.

In November, Congress took up tax reform. As the legislation advanced – first through the House and then the Senate – investors reacted positively. US equity markets achieved all-time highs by fiscal year end, driven in part by successful passage of the tax legislation.

Stock selection in the consumer staples sector hurt performance. As a group, the Series’ holdings trailed those in the benchmark. Agricultural commodity company Archer-Daniels-Midland was the main detractor. Several years of robust grain harvests led to a weak pricing environment, putting pressure on the company’s revenues. The steady growth of grain stocks also led to low price volatility, further tempering ADM’s earnings potential. We continue to believe the outlook for ADM is promising as it stands to benefit from increasing global food demand and the shift in developing economies toward more protein-rich diets.

Stock selection in healthcare also detracted from the Series’ performance. Healthcare products distributor Cardinal Health was a key detractor. During the year, the company reduced its earnings guidance for fiscal 2018 citing several one-time items including integration expenses associated with a recent acquisition. Talk of Amazon’s potential entry into the medical products supply chain also pressured the stock. Cardinal Health’s valuation remains attractive, in our view, as does its high-single-digit free cash flow yield and dividend yield of approximately 2.9%.

A substantial underweight in financials hampered the Series’ performance. This category was one of the stronger-performing sectors in the benchmark, as investor expectations for robust loan demand, higher interest rates, and regulatory relief boosted the shares of banks and other financial companies. Believing the market was pricing in the best possible outcome for these stocks, we looked for better opportunities elsewhere.

That said, one of the Series’ strongest contributors to relative performance, Allstate, came from the financials sector. We liked this insurance provider partly for its sound underwriting practices, and its solid financial results helped drive the stock higher during the fiscal year.

Although the Series received a contribution to relative performance from its energy investments, energy services company Halliburton was a significant detractor. While Halliburton’s North American business benefited from a rebound in oilfield activity, low levels of production growth challenged its overseas operations.

Abbott Laboratories was one of the Series’ strongest contributors. The firm launched numerous new products and completed acquisitions of both St. Jude Medical and Alere during the fiscal year, which appeared to give investors comfort with its growth trajectory.

Stock selection in consumer discretionary and industrials was strong. The Series’ position in discount retailer Dollar Tree led the way. We added this name in August 2017, as it met our criteria for a fairly defensive consumer discretionary stock. In our view, the market was overly skeptical about the potential for a turnaround in the company’s Family Dollar business. Dollar Tree’s shares rose shortly after we established the position following the release of stronger-than-expected second-quarter financial results. More recently, the company posted solid third-quarter results and raised its full-year guidance for sales and earnings per share.

In industrials, the Series benefited most from a position in defense contractor Raytheon, which continued to produce strong sales and earnings. The company also benefited from the expectation that geopolitical instability could boost military spending.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

Value Series-1

Delaware VIP® Trust — Delaware VIP Value Series

Portfolio management review (continued)	January 9, 2018

Throughout the fiscal year, we maintained our value-oriented investment approach. In all market conditions, we try to look past short-term concerns about companies and focus on our long-term view of their intrinsic business value.

During the fiscal year, our approach continued to be generally defensive, reflecting historically high valuations for the overall market, and we emphasized high-quality stocks that struck us as attractively valued relative to other opportunities. This included the Series’ largest overweight, in the healthcare sector. One exception to our defensive approach came in the energy sector, however, where we remained overweight. In our view, the sector offers attractive relative value, and we think the imbalance between supply and demand in the global oil market should continue to improve.

We sold one stock and added two during the fiscal period. We sold the Series’ stake in packaged foods company Kraft Heinz, which had performed well during our holding period and approached our price target. We used the proceeds of this sale to purchase Dollar Tree. We also added a new position in enterprise-software company Oracle. Oracle had been slow to embrace the transition to cloud computing, which had caused its shares to lag. We believed that market concerns about its competitive position were exaggerated and that the stock had an attractive risk-reward profile.

Although high valuations have tempered our performance expectations for the US equity market, our long-term outlook for stocks – especially those value-oriented, higher-quality stocks that we emphasize in the Series – remains positive.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change.

Value Series-2

Delaware VIP® Trust — Delaware VIP Value Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Value Series
Average annual total returns
For periods ended December 31, 2017	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+13.80%	+9.12%	+14.64%	+8.49%	+9.16%

Service Class shares (commenced operations on May 1, 2000)	+13.53%	+8.85%	+14.36%	+8.22%	+7.78%

Russell 1000 Value Index	+13.66%	+8.65%	+14.04%	+7.10%	n/a

Returns reflect the reinvestment of all distributions. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.95%, while total operating expenses for Standard Class and Service Class shares were 0.70% and 1.00%, respectively. The management fee for Standard Class and Service Class shares was 0.63%. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment graph on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

* The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

Value Series-3

Delaware VIP Value Series

Performance summary (continued)

For period beginning December 31, 2007 through December 31, 2017	Starting value	Ending value
— Delaware VIP Value Series (Standard Class)	$10,000	$22,597
- - Russell 1000 Value Index	$10,000	$19,862

The graph shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 2007 through Dec. 31, 2017.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 2007 through Dec. 31, 2017. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Dow Jones Industrial Average, mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held US blue-chip stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Value Series-4

Delaware VIP® Trust — Delaware VIP Value Series

Disclosure of Series expenses

For the six-month period from July 1, 2017 to December 31, 2017 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period 7/1/17 to 12/31/17*
Actual Series return†
Standard Class	$1,000.00	$1,106.60	0.70%	$3.72
Service Class	1,000.00	1,105.00	0.95%	5.04
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.68	0.70%	$3.57
Service Class	1,000.00	1,020.42	0.95%	4.84

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Value Series-5

Delaware VIP® Trust — Delaware VIP Value Series

Security type / sector allocation and top 10 equity holdings

As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	99.13%
Consumer Discretionary	6.40%
Consumer Staples	8.51%
Energy	15.93%
Financials	12.29%
Healthcare	20.59%
Industrials	9.25%
Information Technology	11.74%
Materials	3.03%
Real Estate	2.75%
Telecommunications	6.30%
Utilities	2.34%
Short-Term Investments	0.99%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Halliburton	3.29%
Lowe’s	3.27%
Marathon Oil	3.21%
Express Scripts Holding	3.21%
Chevron	3.20%
Abbott Laboratories	3.19%
Occidental Petroleum	3.17%
Verizon Communications	3.17%
BB&T	3.16%
Cisco Systems	3.14%

Value Series-6

Delaware VIP® Trust — Delaware VIP Value Series

Schedule of investments

December 31, 2017

	Number of	Value
	shares	(US $)

Common Stock – 99.13%
Consumer Discretionary – 6.40%
Dollar Tree †	234,400	$25,153,464
Lowe’s	283,400	26,339,196

		51,492,660

Consumer Staples – 8.51%
Archer-Daniels-Midland	550,200	22,052,016
CVS Health	296,300	21,481,750
Mondelez International	583,100	24,956,680

		68,490,446

Energy – 15.93%
Chevron	205,500	25,726,545
ConocoPhillips	448,400	24,612,676
Halliburton	541,300	26,453,332
Marathon Oil	1,523,957	25,800,592
Occidental Petroleum	346,500	25,523,190

		128,116,335

Financials – 12.29%
Allstate	240,500	25,182,755
Bank of New York Mellon	451,400	24,312,404
BB&T	511,600	25,436,752
Marsh & McLennan	293,700	23,904,243

		98,836,154

Healthcare – 20.59%
Abbott Laboratories	449,800	25,670,086
Cardinal Health	350,500	21,475,135
Express Scripts Holding †	345,450	25,784,388
Johnson & Johnson	178,200	24,898,104
Merck & Co.	369,800	20,808,646
Pfizer	690,941	25,025,883
Quest Diagnostics	223,500	22,012,515

		165,674,757

Industrials – 9.25%
Northrop Grumman	80,200	24,614,182
Raytheon	131,300	24,664,705
Waste Management	291,400	25,147,820

		74,426,707

Information Technology – 11.74%
CA	727,216	24,201,748
Cisco Systems	659,800	25,270,340
Intel	499,600	23,061,536
Oracle	464,000	21,937,920

		94,471,544

Materials – 3.03%
DowDuPont	342,156	24,368,350

		24,368,350

Real Estate – 2.75%
Equity Residential	346,800	22,115,436

		22,115,436

	Number of	Value
	shares	(US $)

Common Stock (continued)
Telecommunications – 6.30%
AT&T	647,124	$25,160,181
Verizon Communications	481,800	25,501,674

		50,661,855

Utilities – 2.34%
Edison International	297,500	18,813,900

		18,813,900

Total Common Stock (cost $466,943,184)		797,468,144

	Principal
	amount°
Short-Term Investments – 0.99%
Discount Notes – 0.23% ≠
Federal Home Loan Bank
1.176% 1/26/18	811,619	810,926
1.211% 2/5/18	644,142	643,345
1.235% 2/8/18	393,241	392,712

		1,846,983

Repurchase Agreements – 0.28%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $570,898 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $582,230)	570,814	570,814
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $1,427,225 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $1,455,576)	1,427,035	1,427,035
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $270,686 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $276,059)	270,646	270,646

		2,268,495

Value Series-7

Delaware VIP® Value Series

Schedule of investments (continued)

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
US Treasury Obligations – 0.48% ≠
US Cash Management Bill 0.333% 1/2/18	2,861,785	$2,861,784

	Principal	Value
	amount°	(US $)

Short-Term Investments (continued)
US Treasury Obligations≠ (continued)
US Treasury Bill 0.883% 1/11/18	1,003,648	$1,003,354

		3,865,138

Total Short-Term Investments (cost $7,980,497)		7,980,616

Total Value of Securities – 100.12% (cost $474,923,681)	$805,448,760

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

Value Series-8

Delaware VIP® Trust — Delaware VIP Value Series
Statement of assets and liabilities	December 31, 2017

Assets:
Investments, at value[1]	$797,468,144
Short-term investments, at value[2]	7,980,616
Dividends and interest receivable	1,178,571
Cash	1,191
Receivable for series shares sold	992

Total assets	806,629,514

Liabilities:
Payable for series shares redeemed	1,536,890
Investment management fees payable to affiliates	430,433
Other accrued expenses	116,600
Distribution fees payable to affiliates	78,822
Dividend disbursing and transfer agent fees and expenses payable to affiliates	5,115
Audit and tax fees payable	4,695
Accounting and administration expenses payable to affiliates	2,933
Trustees’ fees and expenses payable	2,032
Legal fees payable to affiliates	1,197
Reports and statements to shareholders expenses payable to affiliates	584

Total liabilities	2,179,301

Total Net Assets	$804,450,213

Net Assets Consist of:
Paid-in capital	$417,430,355
Undistributed net investment income	12,271,080
Accumulated net realized gain on investments	44,223,699
Net unrealized appreciation of investments	330,525,079

Total Net Assets	$804,450,213

Net Asset Value:
Standard Class:
Net assets	$431,874,200
Shares of beneficial interest outstanding, unlimited authorization, no par	13,681,866
Net asset value per share	$31.57

Service Class:
Net assets	$372,576,013
Shares of beneficial interest outstanding, unlimited authorization, no par	11,843,792
Net asset value per share	$31.46

[1] Investments, at cost	$466,943,184
[2] Short-term investments, at cost	7,980,497

See accompanying notes, which are an integral part of the financial statements.

Value Series-9

Delaware VIP® Trust —

Delaware VIP Value Series

Statement of operations

Year ended December 31, 2017

Investment Income:
Dividends	$18,760,224
Interest	62,739

18,822,963

Expenses:
Management fees	5,077,852
Distribution expenses-Service Class	1,099,810
Accounting and administration expenses	211,598
Reports and statements to shareholders expenses	84,534
Dividend disbursing and transfer agent fees and expenses	67,719
Legal fees	57,367
Trustees’ fees and expenses	38,520
Custodian fees	37,317
Audit and tax fees	33,273
Registration fees	805
Other	21,245

6,730,040
Less waived distribution expenses-Service Class	(183,302)
Less expenses paid indirectly	(322)

Total operating expenses	6,546,416

Net Investment Income	12,276,547

Net Realized and Unrealized Gain:
Net realized gain on investments	46,724,022
Net change in unrealized appreciation (depreciation) of investments	43,743,221

Net Realized and Unrealized Gain	90,467,243

Net Increase in Net Assets Resulting from Operations	$102,743,790

Delaware VIP Trust —

Delaware VIP Value Series

Statements of changes in net assets

	Year ended
	12/31/17	12/31/16
Increase in Net Assets from Operations:
Net investment income	$12,276,547	$13,035,042
Net realized gain	46,724,022	28,752,645
Net change in unrealized appreciation (depreciation)	43,743,221	59,053,056

Net increase in net assets resulting from operations	102,743,790	100,840,743

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(7,573,948)	(7,928,234)
Service Class	(5,452,064)	(5,649,583)
Net realized gain:
Standard Class	(15,221,859)	(36,394,752)
Service Class	(12,692,702)	(29,532,407)

	(40,940,573)	(79,504,976)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	12,865,735	24,409,045
Service Class	16,646,009	49,349,702
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	22,795,807	44,322,986
Service Class	18,144,766	35,181,990

	70,452,317	153,263,723

Cost of shares redeemed:
Standard Class	(76,487,482)	(30,744,407)
Service Class	(56,438,162)	(32,874,550)

	(132,925,644)	(63,618,957)

Increase (decrease) in net assets derived from capital share transactions	(62,473,327)	89,644,766

Net Increase (Decrease) in Net Assets	(670,110)	110,980,533

Net Assets:
Beginning of year	805,120,323	694,139,790

End of year	$804,450,213	$805,120,323

Undistributed net investment income	$12,271,080	$13,020,545

See accompanying notes, which are an integral part of the financial statements.

Value Series-10

Delaware VIP® Trust — Delaware VIP Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$29.25	$28.64	$29.24	$26.09	$19.88

Income (loss) from investment operations:
Net investment income[1]	0.48	0.52	0.55	0.48	0.45
Net realized and unrealized gain (loss)	3.38	3.39	(0.65)	3.12	6.17

Total from investment operations	3.86	3.91	(0.10)	3.60	6.62

Less dividends and distributions from:
Net investment income	(0.51)	(0.59)	(0.50)	(0.45)	(0.41)
Net realized gain	(1.03)	(2.71)	—	—	—

Total dividends and distributions	(1.54)	(3.30)	(0.50)	(0.45)	(0.41)

Net asset value, end of period	$31.57	$29.25	$28.64	$29.24	$26.09

Total return[2]	13.80%	14.65%	(0.41% )	14.00%	33.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$431,874	$439,265	$389,570	$523,240	$473,403
Ratio of expenses to average net assets[3]	0.70%	0.70%	0.71%	0.71%	0.71%
Ratio of net investment income to average net assets[3]	1.64%	1.87%	1.88%	1.74%	1.94%
Portfolio turnover	11%	17%	17%	12%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Value Series-11

Delaware VIP® Value Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class Year ended
	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$29.15	$28.56	$29.16	$26.03	$19.84

Income (loss) from investment operations:
Net investment income[1]	0.41	0.45	0.47	0.41	0.39
Net realized and unrealized gain (loss)	3.37	3.37	(0.64)	3.12	6.16

Total from investment operations	3.78	3.82	(0.17)	3.53	6.55

Less dividends and distributions from:
Net investment income	(0.44)	(0.52)	(0.43)	(0.40)	(0.36)
Net realized gain	(1.03)	(2.71)	—	—	—

Total dividends and distributions	(1.47)	(3.23)	(0.43)	(0.40)	(0.36)

Net asset value, end of period	$31.46	$29.15	$28.56	$29.16	$26.03

Total return[2]	13.53%	14.32%	(0.64% )	13.70%	33.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$372,576	$365,855	$304,570	$330,528	$285,695
Ratio of expenses to average net assets	0.95%	0.95%	0.96%	0.96%	0.96%
Ratio of expenses to average net assets prior to fees waived[3]	1.00%	1.00%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets	1.39%	1.62%	1.63%	1.49%	1.69%
Ratio of net investment income to average net assets prior to fees waived[3]	1.34%	1.57%	1.58%	1.44%	1.64%
Portfolio turnover	11%	17%	17%	12%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Value Series-12

Delaware VIP® Trust — Delaware VIP Value Series

Notes to financial statements

December 31, 2017

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Core Series (formerly, Delaware VIP Smid Cap Growth Series), Delaware VIP U.S. Growth Series, and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and/or service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or to be taken on the Series’ federal income tax returns through the year ended Dec. 31, 2017 and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2017, the Series did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017, and matured on the next business day.

Use of Estimates – The Series is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Series follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Series declares

Value Series-13

Delaware VIP® Value Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

and pays distributions from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for the year ended Dec. 31, 2017.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $321 under this agreement.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1 2017, the Series as well as the other Delaware Funds, entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Series was charged $36,390 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Series was charged $60,348 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive 12b-1 fees from Jan. 1, 2017 through Dec. 31, 2017,* in order to limit 12b-1 fees of the Service Class shares to 0.25% of average daily net assets. The fees are calculated daily and paid monthly. Standard Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Series. For the year ended Dec. 31, 2017, the Series was charged $16,854 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

Value Series-14

Delaware VIP® Value Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Cross trades for the year ended Dec. 31, 2017 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2017, the Series engaged in securities sales of $6,003,882, which resulted in net realized gain of $76. There were no securities purchases under Rule 17a-7 during the year ended Dec. 31, 2017.

*The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$91,529,168
Sales	155,277,117

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

	Aggregate	Aggregate
	Unrealized	Unrealized	Net Unrealized
Cost of	Appreciation	Depreciation	Appreciation
Investments	of Investments	of Investments	of Investments
$479,754,300	$332,935,465	$(7,241,005)	$325,694,460

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3	–	Significant unobservable inputs including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Value Series-15

Delaware VIP® Value Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2017:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$797,468,144	$—	$797,468,144
Short-Term Investments	—	7,980,616	7,980,616

Total Value of Securities	$797,468,144	$7,980,616	$805,448,760

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Series’ net assets. During the year ended Dec. 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 was as follows:

	Year ended
	12/31/17	12/31/16
Ordinary income	$19,292,546	$13,577,817
Long-term capital gain	21,648,027	65,927,159

Total	$40,940,573	$79,504,976

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$417,430,355
Undistributed ordinary income	16,327,779
Undistributed long-term capital gains	44,997,619
Net unrealized appreciation on investments	325,694,460

Net assets	$804,450,213

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/17	12/31/16
Shares sold:
Standard Class	434,236	871,243
Service Class	570,285	1,755,795
Shares issued upon reinvestment of dividends and distributions:
Standard Class	804,085	1,644,028
Service Class	641,158	1,306,909

	2,449,764	5,577,975

Shares redeemed:
Standard Class	(2,575,412)	(1,098,047)
Service Class	(1,916,541)	(1,178,740)

	(4,491,953)	(2,276,787)

Net increase (decrease)	(2,042,189)	3,301,188

Value Series-16

Delaware VIP® Value Series

Notes to financial statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Series, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Series had no amounts outstanding as of Dec. 31, 2017, or at any time during the year then ended.

8. Offsetting

The Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2017, the Series had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 570,814	$ (570,814)	$—	$(570,814)	$—
Bank of Montreal	1,427,035	(1,427,035)	—	(1,427,035)	—
BNP Paribas	270,646	(270,646)	—	(270,646)	—

Total	$2,268,495	$(2,268,495)	$—	$(2,268,495)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2017.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral

Value Series-17

Delaware VIP® Value Series

Notes to financial statements (continued)

9. Securities Lending (continued)

requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each series of the Trust is generally invested in a series of individual separate accounts, each corresponding to a series. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Series had no securities out on loan.

10. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2017, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017 that would require recognition or disclosure in the Series’ financial statements.

Value Series-18

Delaware VIP® Trust — Delaware VIP Value Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Value Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

Value Series-19

Delaware VIP® Trust — Delaware VIP Value Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Value Series investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Series; the costs of such services to the Series; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trusteesin May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Series and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Series; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Series matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past 1-, 3-, 5-, and 10-year periods, as applicable, ended Jan. 31, 2017. The Board’s objective is that the Series’ performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Series consisted of the Series and all large-cap value funds underlying variable insurance products as selected by Broadridge. The Broadridge report comparison showed that the Series’ total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Board observed that the Series’ short-term performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the Series’ longer-term performance results, which were strong, and consequently, the Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also

Value Series-20

Delaware VIP® Trust — Delaware VIP Value Series

Other Series information (Unaudited)

Board consideration of Delaware VIP Value Series investment advisory agreement (continued)

compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Standard Class shares, which do not charge 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Series’ management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Series reports distributions paid during the year as follows:

(A) Long-Term Captial Gain Distributions Tax Basis	(B) Ordinary Income Distribtions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
52.88%	47.12%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series total distributions.

(C) is based on a percentage of the Series ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Value Series-21

Delaware FundsSM by Macquarie

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEE

Shawn K. Lytle1, [2] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Macquarie Investment Management[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	60	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	60	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	60	Director — Banco Santander International Director — Santander Bank, N.A.
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	60	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	60

Director, Audit Committee, and Governance Committee Member — Community Health Systems

Director — Drexel Morgan & Co.

Director, Audit Committee Member — vTv Therapeutics LLC

Director — FS Credit Real Estate Income Trust, Inc.

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	60	None

Value Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	60	Trust Manager and Audit Committee Chair — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	60	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC USA Bank Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	60	Director (2009-2017); Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	60	None[2]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	60	None[2]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.
[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Value Series-23

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-Q are available without charge on the Series’ website at delawarefunds.com/vip/literature. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

AR-VIPV 21752 (2/18) (413178)	Value Series-24

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $327,640 for the fiscal year ended December 31, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $327,640 for the fiscal year ended December 31, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $51,322 for the fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $49,767 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $8,665,000 for the registrant’s fiscal years ended December 31, 2017 and December 31, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 2, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 2, 2018